Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

Allianz Funds

Prospectus

NOVEMBER 1, 2004

(as revised April 1, 2005)

RCM Funds

Share Classes	RCM Innovation Fund
Ins Institutional
Adm Administrative	RCM Global Technology Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s ticker symbol.
The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus.
This cover is not part of the Prospectus

RCM Funds Prospectus

RCM Global Technology Fund and RCM Innovation Fund

PIMCO Funds: Multi-Manager Series November 1, 2004 Share Classes Institutional and Administrative

This Prospectus describes 2 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate, RCM Capital Management LLC, which is the Sub-Adviser for the Funds. Allianz Global Fund Management’s and RCM’s institutional heritage is reflected in the RCM Funds offered in this Prospectus.

This Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Fund Name	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
	RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million
	RCM Innovation Fund	Capital appreciation; no consideration is given to income	Common stocks of technology-related issuers	40–70	More than $200 million

Fund Descriptions, Performance and Fees	The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds	It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

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Prospectus	3

RCM Global Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in at least three different countries and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmarks. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize short sales or foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The Fund may invest in equity-linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Sector Specific Risk • Technology Related Risk • IPO Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when shares of a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and Average Annual Total Returns table below show summary performance information for the DRCM Fund.

The performance information is that of the DRCM Fund since the inception of the DRCM Fund on December 27, 1995. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the DRCM Fund from year to year and by showing how the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of Institutional Class shares. Although Administrative Class shares would

4	Allianz Funds

RCM Global Technology Fund (continued)

have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Administrative Class shares (4/1/05), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Administrative Class shares.

The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical expenses. If the DCRM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. This performance may not be repeated in the future. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class Calendar Year End (through 12/31)

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (4th Qtr. ‘99)	82.82%

	Lowest (4th Qtr. ‘00)	-34.45%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/27/95)(5)
Institutional Class — Before Taxes(1)	17.93%	-9.17%	18.29%
Institutional Class — After Taxes on Distributions(1)	17.93%	-9.23%	17.29%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	11.65%	-7.57%	15.88%
Administrative Class	17.64%	-9.40%	18.03%
NASDAQ Composite Index(2)	8.60%	-11.76%	8.41%
Goldman Sachs Technology Index(2)	2.47%	-16.10%	9.30%
Lipper Science & Technology Fund Average(3)	4.13%	-16.49%	6.63%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index. The NASDAQ Composite Index replaced the Goldman Sachs Technology Index as the Fund’s primary comparative index because the Adviser believes the NASDAQ Composite Index is a more broadly based market index.
(3)	The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(4)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class shares of the Fund:

Shareholder Fees (fees paid directly from your investment) Redemption Fee (as a percentage of exchange price or amount redeemed)	None 2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):

	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.95%	None	0.31%	1.26%
Administrative	0.95	0.25	0.31	1.51

(1)	Other Expenses reflects a 0.30% Administrative Fee and 0.01% in trustees’ expense paid by Institutional Class Shares during the most recent fiscal year and 0.01% in trustees’ expenses estimated to be incurred by Administrative Class shares during the current fiscal year. The administrative fee reflects the fee in effect beginning April 1, 2005. See “Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Institutional	$128	$400	$692	$1,523
Administrative	154	477	824	1,802

Prospectus	5

RCM Innovation Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Common stock of technology-related companies Approximate Number of Holdings 40–70	Approximate Capitalization Range More than $200 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor’s (for example, companies classified as “Information Technology” companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify technology-related companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund is “diversified” within the meaning of the Investment Company Act of 1940.

The Fund is not currently available for purchase. For this and for information regarding a proposed transaction in which the Fund will reorganize into another Fund, see “Purchases, Redemptions and Exchanges—Disclosure Regarding the RCM Innovation Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Focused Investment Risk • Growth Securities Risk • Smaller Company Risk	• Liquidity Risk • Foreign (non-U.S.) Investment Risk • Technology Related Risk • Leveraging Risk • IPO Risk	• Derivatives Risk • Currency Risk • Credit Risk • Management Risk • Emerging Markets Risk • Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Institutional Class shares. Although Administrative Class shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Administrative Class performance would be lower than Institutional Class performance because of the lower expenses paid by Institutional Class shares of the Fund. For periods prior to the inception of Institutional Class shares (3/5/99) and Administrative Class shares (3/10/00), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table for those classes is based on the performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect the actual fees and expenses paid by

6	Allianz Funds

RCM Innovation Fund (continued)

Institutional and Administrative Class shares, including no sales charges (loads) and lower administrative fees (including no distribution and/or service (12b-1) fees paid by Institutional Class shares). Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns — Institutional Class

	Highest and Lowest Quarter Returns (for periods shown in the bar chart)
	Highest (4th Qtr. ’99)	79.51%
	Lowest (3rd Qtr. ’01)	-46.29%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/22/94)(4)
Institutional Class — Before Taxes(1)	-5.65%	-22.42%	9.22%	9.17%
Institutional Class — After Taxes on Distributions(1)	-5.65%	-22.88%	8.10%	8.06%
Institutional Class — After Taxes on Distributions and Sale of Fund Shares(1)	-3.67%	-17.06%	8.21%	8.17%
Administrative Class	-5.88%	-22.50%	9.01%	8.96%
NASDAQ Composite Index(2)	8.60%	-11.76%	11.21%	11.21%
Lipper Science and Technology Fund Average(3)	4.13%	-16.49%	9.64%	9.64%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for Administrative Class shares will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)	The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)	The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Institutional Class or Administrative Class shares of the Fund:

Shareholder fees (fees paid directly from your investment)	None

Redemption fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “Purchases, Redemptions and Exchanges—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees	Other Expenses(1)	Total Annual Fund Operating Expenses
Institutional	0.65%	None	0.26%	0.91%
Administrative	0.65	0.25%	0.26	1.16

(1)	Other Expenses reflects a 0.25% Administrative Fee and 0.01% in trustees’ expenses paid by each class during the most recent fiscal year.

Examples.  The Examples below are intended to help you compare the cost of investing in Institutional Class or Administrative Class shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

Share Class	Year 1	Year 3	Year 5	Year 10
Institutional	$93	$290	$504	$1,120
Administrative	118	368	638	1,409

Prospectus	7

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio may decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may also decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio management team or portfolio manager believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Funds generally have substantial exposure to this risk.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). The securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this

8	Allianz Funds

Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Technology Related Risk. Because the Funds concentrate their investments in the technology industry, they are subject to risks particularly affecting that industry, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

Because the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a particular currency or a narrowly defined geographic area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Specifically, because certain of the Funds may invest more than 25% of their assets in France, Germany, Japan or the United Kingdom, these Funds may be subject to increased risks due to political, economic, social or regulatory events in those countries. Adverse conditions in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk. The Funds may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence, and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Prospectus	9

Currency Risk

Funds that invest directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Funds are particularly sensitive to currency risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Global Technology Fund, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Technology Fund is vulnerable to events affecting technology companies because this Fund normally “concentrates” its investments in such companies. Similarly, the RCM Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the Fund normally “concentrates” its investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs of tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio management team or portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

10	Allianz Funds

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its investment management affiliate (the “Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. The Adviser has retained its affiliate, Pacific Investment Management Company LLC, to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Innovation Fund	0.65%
RCM Global Technology Fund	0.95%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Institutional and Administrative Class shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares. Allianz Global Fund Management, in turn, provides or procures administrative services for Institutional and Administrative Class shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Adviser exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Institutional and Administrative Class shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Institutional and Administrative Class shareholders of the Funds pay Allianz Global Fund Management monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Institutional and Administrative Class shares):

Fund	Administrative Fees*
RCM Innovation Fund	0.25%
RCM Global Technology Fund	0.30%

*	The administrative fee for the RCM Global Technology Fund reflects the administrative fee in effect beginning April 1, 2005. The Administrator had previously agreed to lower the administrative fee rate payable with respect to each class of the RCM Global Technology Fund’s shares by 0.10% upon the consummation of the proposed reorganization of the RCM Innovation Fund into the RCM Global Technology Fund (assuming such reorganization occurred). The Administrator has since agreed to not make such fee reduction contingent upon the reorganization and to instead implement such 0.10% reduction effective April 1, 2005. Such reduction is reflected in the preceding table. It is not expected that administrative fees will be further reduced in connection with the proposed reorganization.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (up to 0.05% with respect to Administrative Class shares plus a 0.25% trailing commission and up to 0.05% with respect to Institutional Class shares) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

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Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its holding company, RCM Global Investors US Holdings LLC, RCM is an indirect wholly-owned subsidiary of Allianz AG and an affiliate of Allianz. RCM was originally formed as a Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. RCM provides advisory services to mutual funds and institutional accounts. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The RCM Global Technology and RCM Innovation Funds are managed by Walter C. Price, CFA and Huachen Chen, CFA. Mr. Price is a Managing Director, Senior Analyst and Portfolio Manager on the Global Technology Team. He joined RCM in 1974 as a Senior Securities Analyst in technology and since 1985, he has had increasing portfolio responsibility for technology stocks. Mr. Chen is a Senior Portfolio Manager. He joined RCM in 1984 as a Securities Analyst. He has covered many sectors within technology, as well as the electrical equipment and multi-industry areas. Messrs. Price and Chen have co-managed many technology portfolios together.

Adviser/Sub-Adviser Relationship

Shareholders of the RCM Global Technology Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)”

12	Allianz Funds

relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and

Prospectus	13

regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of Allianz Global Fund Management, Allianz Global Investors Distributors or the sub-adviser to perform their respective contracts with respect to the Funds.

Investment Options—

Institutional Class and Administrative Class Shares

The Trust offers investors Institutional Class and Administrative Class shares of the Funds in this Prospectus.

The Trust does not charge any sales charges (loads) or other fees in connection with purchases, sales (redemptions) or exchanges of Institutional Class or Administrative Class shares, except that a Redemption Fee of 2.00% may apply to shares that are redeemed or exchanged within 60 days of acquisition. See “Purchases, Redemptions and Exchanges—Redemption Fees” below.

Administrative Class shares are generally subject to a higher level of operating expenses than Institutional Class shares due to the additional service and/or distribution fees paid by Administrative Class shares as described below. Therefore, Institutional Class shares will generally pay higher dividends and have a more favorable investment return than Administrative Class shares.

•	Service and Distribution (12b-1) Fees—Administrative Class Shares. The Trust has adopted both an Administrative Services Plan and a Distribution Plan for the Administrative Class Shares of each Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.

Each Plan allows the Funds to use its Administrative Class assets to reimburse financial intermediaries that provide services relating to Administrative Class shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Administrative Class shares and/or the provision of shareholder services to Administrative Class shareholders. The Administrative Services Plan permits reimbursement for services in connection with the administration of plans or programs that use Administrative Class shares of the Funds as their funding medium and for related expenses.

In combination, the Plans permit a Fund to make total reimbursements at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Administrative Class shares. The same entity may not receive both distribution and administrative services fees with respect to the same Administrative Class assets, but may receive fees under each Plan with respect to separate assets. Because these fees are paid out of a Fund’s Administrative Class assets on an ongoing basis, over time they will increase the cost of an investment in Administrative Class shares and may cost an investor more than other types of sales charges.

•	Arrangements with Service Agents. Institutional Class and Administrative Class shares of the Funds may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

•	Payments to Financial Firms. Some or all of the service and distribution fees imposed on Administrative Class shares described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

14	Allianz Funds

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described in this paragraph are generally not made with respect to Administrative or Institutional Class shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

Purchases, Redemptions and Exchanges

Purchasing Shares

Investors may purchase Institutional Class and Administrative Class shares of the Funds at the relevant net asset value (“NAV”) of that class without a sales charge or other fee.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.

Prospectus	15

Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to their customers’ investments in the Funds.

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service and/or distribution fees to these entities for services they provide to Administrative Class shareholders.

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” programs established with broker-dealers or financial intermediaries may purchase shares of either class only if the plan or program for which the shares are being acquired will maintain an omnibus or pooled account for each Fund and will not require a Fund to pay any type of administrative payment per participant account to any third party.

•	Disclosure Regarding the RCM Innovation Fund. On December 17, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization pursuant to which the RCM Innovation Fund (the “Acquired Fund”) would be reorganized on a tax-free basis with and into the RCM Global Technology Fund (the “Acquiring Fund”). The proposed transaction between the RCM Innovation Fund and the RCM Global Technology Fund is referred to as the “Reorganization.” The closing date (the “Closing Date”) of the Reorganization is expected to be sometime in the second quarter of this year, although the Reorganization may be delayed.

In anticipation of the Reorganization, the Acquired Fund may sell certain assets, will incur transaction costs, will recognize taxable gain or loss on any such sales, and will distribute any net gains from any such sales (as increased by net gains or reduced by net losses previously recognized during the year, and as reduced by any available capital loss carryforwards) to its shareholders in taxable distributions. Since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, if the Acquiring Fund has unrealized gains that are later realized and distributed, they will be allocated a proportionate share of these “built-in” gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

In addition, in connection with the Reorganization, the Acquired Fund no longer sells shares to new investors or to existing shareholders and is no longer eligible for exchanges from other series of the Trust or Allianz Funds and PIMCO Funds.

The consummation of the Reorganization is subject to a number of conditions, including the approval of the holders of a majority of the outstanding shares of the Acquired Fund at a duly called shareholder meeting of the Acquired Fund.

The Prospectus will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

•	Investment Minimums. The minimum initial investment for shares of either class is $5 million, except that the minimum initial investment may be modified for certain financial intermediaries that aggregate trades on behalf of underlying investors. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates.

The Trust and Distributor may waive the minimum initial investment for other categories of investors at their discretion. Adviser-sponsored funds of funds are exempt from the minimum investment requirement.

•	Timing of Purchase Orders and Share Price Calculations. A purchase order received by the Trust’s transfer agent, Boston Financial Data Services-Midwest (the “Transfer Agent”), prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, together with payment made in one of the ways described below, will be effected at that day’s net asset value (“NAV”). An order received after that time will be effected at the NAV determined on the next day the Trust is open for business. However, orders received by certain retirement plans and other financial intermediaries on a business day prior to the close of regular trading on the New York Stock Exchange and communicated to the Transfer Agent prior to 9:00 a.m., Eastern time, on the following business day will be effected at the NAV determined on the prior business day. The Trust is “open for business” on each day the New York Stock Exchange is open for trading, which excludes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Purchase orders will be accepted only on days on which the Trust is open for business.

16	Allianz Funds

•	Initial Investment. Investors may open an account by completing and signing a Client Registration Application and mailing it to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). A Client Registration Application may be obtained by calling 1-800-927-4648.

Except as described below, an investor may purchase Institutional Class and Administrative Class shares only by wiring federal funds to the Transfer Agent, Allianz Funds, BFDS Midwest, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105. Before wiring federal funds, the investor must telephone the Trust at 1-800-927-4648 to receive instructions for wire transfer and must provide the following information: name of authorized person, shareholder name, shareholder account number, name of Fund and share class, amount being wired, and wiring bank name.

An investor may purchase shares without first wiring federal funds if the proceeds of the investment are derived from an advisory account the investor maintains with the Adviser or one of its affiliates, from surrender or other payment from an annuity, insurance, or other contract held by Pacific Life Insurance Company LLC, or from an investment by broker-dealers, institutional clients or other financial intermediaries which have established a shareholder servicing relationship with the Trust on behalf of their customers.

•	Additional Investments. An investor may purchase additional Institutional Class and Administrative Class shares of the Funds at any time by calling the Trust and wiring federal funds to the Transfer Agent as outlined above.

•	Other Purchase Information. Purchases of a Fund’s Institutional Class and Administrative Class shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

The Trust and the Distributor each reserves the right, in its sole discretion, to suspend the offering of shares of the Funds or to reject any purchase order, in whole or in part, when, in the judgment of management, such suspension or rejection is in the best interests of the Trust.

An investor should invest in the Funds for long-term investment purposes only. The Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Institutional Class and Administrative Class shares of the Trust may not be qualified or registered for sale in all states. Investors should inquire as to whether shares of a particular Fund are available for offer and sale in the investor’s state of residence. Shares of the Trust may not be offered or sold in any state unless registered or qualified in that jurisdiction or unless an exemption from registration or qualification is available.

Subject to the approval of the Trust, an investor may purchase shares of a Fund with liquid securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Trust’s valuation policies. These transactions will be effected only if the Adviser or the Sub-Adviser intends to retain the security in the Fund as an investment. Assets purchased by a Fund in such a transaction will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

•	Retirement Plans. Shares of the Funds are available for purchase by retirement and savings plans, including Keogh plans, 401(k) plans, 403(b) custodial accounts, and Individual Retirement Accounts. The administrator of a plan or employee benefits office can provide participants or employees with detailed information on how to participate in the plan and how to elect a Fund as an investment option. Participants in a retirement or savings plan may be permitted to elect different investment options, alter the amounts contributed to the plan, or change how contributions are allocated among investment options in accordance with the plan’s specific provisions. The plan administrator or employee benefits office should be consulted for details. For questions about participant accounts, participants should contact their employee benefits office, the plan administrator, or the organization that provides recordkeeping services for the plan. Investors who purchase shares through retirement plans should be aware that plan administrators may aggregate purchase and redemption orders for participants in the plan. Therefore, there may be a delay between the time the investor places an order with the plan administrator and the time the order is forwarded to the Transfer Agent for execution.

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•	Redemption Fees. Investors in Institutional Class and Administrative Class shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sales charge). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices described below under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through a retirement plan or through certain financial intermediaries (for example, through broker-dealer omnibus accounts through a record keeping organization) that have not agreed to assess or collect the Redemption Fee from such shareholders; or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders; or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion.

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Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise provided by law.

Redeeming Shares

•	Redemptions by Mail. An investor may redeem (sell) Institutional Class and Administrative Class shares by submitting a written request to Allianz Funds, BFDS Midwest, P.O. Box 219024, Kansas City, MO 64121-9024 (regular mail) or Allianz Funds, BFDS Midwest, 330 W. 9th Street, Kansas City, MO 64104 (express, certified or registered mail). The redemption request should state the Fund from which the shares are to be redeemed, the class of shares, the number or dollar amount of the shares to be redeemed and the account number. The request must be signed exactly as the names of the registered owners appear on the Trust’s account records, and the request must be signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption.

•	Redemptions by Telephone or Other Wire Communication. An investor that elects this option on the Client Registration Application (or subsequently in writing) may request redemptions of shares by calling the Trust at 1-800-927-4648, by sending a facsimile to 1-816-421-2861, by sending an e-mail to allianzfunds@bfdsmidwest.com or by other means of wire communication. Investors should state the Fund and class from which the shares are to be redeemed, the number or dollar amount of the shares to be redeemed, the account number and the signature (which may be an electronic signature) of an authorized signatory. Redemption requests of an amount of $10 million or more may be initiated by telephone or e-mail, but must be confirmed in writing by an authorized party prior to processing.

In electing a telephone redemption, the investor authorizes Pacific Investment Management Company and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by Pacific Investment Management Company or the Transfer Agent to be genuine. Neither the Trust nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in this Prospectus. Shareholders should realize that by electing the telephone or wire or e-mail redemption option, they may be giving up a measure of security that they might have if they were to redeem their shares in writing. Furthermore, interruptions in service may mean that a shareholder will be unable to effect a redemption by telephone or e-mail when desired. The Transfer Agent also provides written confirmation of transactions initiated by telephone as a procedure designed to confirm that telephone instructions are genuine (written confirmation is also provided for redemption requests received in writing or via e-mail). All telephone transactions are recorded, and Pacific Investment Management Company or the Transfer Agent may request certain information in order to verify that the person giving instructions is authorized to do so. The Trust or Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions if it fails to employ reasonable procedures to confirm that instructions communicated by telephone are genuine. All redemptions, whether initiated by letter or telephone, will be processed in a timely manner, and proceeds will be forwarded by wire in accordance with the redemption policies of the Trust detailed below. See “Other Redemption Information.”

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Shareholders may decline telephone exchange or redemption privileges after an account is opened by instructing the Transfer Agent in writing at least seven business days prior to the date the instruction is to be effective. Shareholders may experience delays in exercising telephone redemption privileges during periods of abnormal market activity. During periods of volatile economic or market conditions, shareholders may wish to consider transmitting redemption orders by telegram, facsimile or overnight courier.

Defined contribution plan participants may request redemptions by contacting the employee benefits office, the plan administrator or the organization that provides recordkeeping services for the plan.

•	Other Redemption Information. Subject to any applicable Redemption Fees, redemption requests for Fund shares are effected at the NAV per share next determined after receipt of a redemption request by the Trust or its designee. The request must properly identify all relevant information, such as account number, redemption amount (in dollars or shares) and the Fund name, and must be executed or initialed by the appropriate signatories. A redemption request received by the Trust or its designee prior to the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time), on a day the Trust is open for business, is effective on that day. A redemption request received after that time becomes effective on the next business day.

Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” above.

Redemption proceeds will ordinarily be wired to the investor’s bank within three business days after the redemption request, but may take up to seven days. Redemption proceeds will be sent by wire only to the bank name designated on the Client Registration Application. The Trust may suspend the right of redemption or postpone the payment date at times when the New York Stock Exchange is closed, or during certain other periods as permitted under the federal securities laws.

For shareholder protection, a request to change information contained in an account registration (for example, a request to change the bank designated to receive wire redemption proceeds) must be received in writing, signed by the minimum number of persons designated on the Client Registration Application that are required to effect a redemption, and accompanied by a signature guarantee from any eligible guarantor institution, as determined in accordance with the Trust’s procedures. Shareholders should inquire as to whether a particular institution is an eligible guarantor institution. A signature guarantee cannot be provided by a notary public. In addition, corporations, trusts, and other institutional organizations are required to furnish evidence of the authority of the persons designated on the Client Registration Application to effect transactions for the organization.

Due to the relatively high cost of maintaining small accounts, the Trust reserves the right to redeem Institutional Class and Administrative Class shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to redemption by the investor, the shares in the account do not have a value of at least $100,000. A shareholder will receive advance notice of a mandatory redemption and will be given at least 30 days to bring the value of its account up to at least $100,000.

The Trust agrees to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Exchange Privilege

Except as provided below or in the applicable Funds’ or series prospectus(es), an investor may exchange Institutional Class or Administrative Class shares of a Fund for shares of the same class of any other Fund or other series of the Trust that offers that class based on the respective NAVs (subject to any applicable redemption fees or fund reimbursement fees) of the shares involved. An exchange may be made by following the redemption

20	Allianz Funds

procedure described above under “Redemptions by Mail” or, if the investor has elected the telephone redemption option, by calling the Trust at 1-800-927-4648. An investor may also exchange shares of a Fund for shares of the same class of a series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series), an affiliated mutual fund family composed primarily of fixed income portfolios managed by Pacific Investment Management Company, subject to any restrictions on exchanges set forth in the applicable series’ prospectus(es). Shareholders interested in such an exchange may request a prospectus for these other series by contacting PIMCO Funds at the same address and telephone number as the Trust.

Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” above.

An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. The Trust reserves the right to impose additional restrictions on exchanges at any time, although it will attempt to give shareholders 60 days prior notice whenever it is reasonably able to do so. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” above for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such

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activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Fund to identify short-term transactions in the Funds.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Institutional and Administrative Class shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap Securities may also be calculated using the NASDAQ Official Closing Price instead of the last reputed sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Technology Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

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Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help to deter “stale price arbitrage,” as discussed above under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

Under certain circumstances, the per share NAV of the Administrative Class shares of the Funds may be lower than the per share NAV of the Institutional Class shares as a result of the daily expense accruals of the service and/or distribution fees paid by Administrative Class shares. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the two classes.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Administrative Class shares are expected to be lower than dividends on Institutional Class shares as a result of the service and/or distribution fees applicable to Administrative Class shares.

Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the Client Registration Application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name(s) and wiring instructions.

Shareholders do not pay any sales charges or other fees on the receipt of shares received through the reinvestment of Fund distributions.

For further information on distribution options, please contact the Trust at 1-800-927-4648.

Tax Consequences

•	Taxes on Fund Distributions. A shareholder subject to U.S. federal income tax will be subject to tax on Fund distributions whether they are paid in cash or reinvested in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to the shareholder as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to shareholders as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long the shareholder owned the shares. Distributions of gains from

Prospectus	23

investments that a Fund owned for more than 12 months will generally be taxable to shareholders as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. For example, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution.

•	Taxes on Redemptions or Exchanges of Shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When a shareholder exchanges shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the RCM Global Technology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax; the consequences under other tax laws may differ. Shareholders should consult their tax advisors as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investments or strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio management teams and the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt

24	Allianz Funds

obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The RCM Innovation Fund will invest primarily in common stocks and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities. The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government Securities and other money market instruments for defensive purposes in response to vulnerable market and other conditions.

Under normal market conditions, the RCM Global Technology Fund will invest primarily in equity securities. In addition, the RCM Global Technology Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that either of the Funds should adopt a temporary defensive posture, the Fund may hold all or a substantial portion of its assets in investment grade debt securities, which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Technology Companies. The Funds concentrate their investments in companies that are often described as being in the “technology” industry. Events may occur which significantly affect technology companies generally or a particular segment of the industry (such as software or biotechnology). Factors affecting technology companies generally include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, intellectual property issues and limited operating histories.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Funds generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size

Prospectus	25

increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The Funds may invest in foreign securities. RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. The Sub-Adviser expects that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when the Sub-Adviser believes that such securities meet a Fund’s investment criteria. The Funds also may invest in securities that are not publicly traded either in the U.S. or in foreign markets.

The Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

Emerging Market Securities

The Funds may invest in securities of issuers based in or that trade principally in countries with developing (or “emerging market”) economies. The Funds may also invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

26	Allianz Funds

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The RCM Global Technology Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the recent introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. The euro and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, these Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, a Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio management team or portfolio manager. These Funds may use one currency (or basket of currencies) to hedge against adverse changes in the value of another currency (or basket of currencies) when exchange rates between the two currencies are positively correlated. Each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

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Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its non-principal investment strategies. A Fund may also use derivative instruments (such as securities swaps) to indirectly participate in the securities market of a country from which a Fund would otherwise be precluded for lack of an established securities custody and safekeeping system or for other reasons. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies. The Funds may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

28	Allianz Funds

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio management team or portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that a Fund invests in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Foreign Securities” above. In addition, an investing Fund bears the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities typically may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

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Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short- term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by the Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

30	Allianz Funds

Investment in Other Investment Companies

The Funds may invest in securities of other investment companies, such as closed-end management investment companies and exchange traded funds, or in pooled accounts or other investment vehicles which invest in foreign markets. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (i.e., in excess of 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. During the most recently completed fiscal year, each Fund had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies Changes in Investment Objectives and Policies

The investment objective of the RCM Innovation Fund described in this prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of the RCM Global Technology Fund is a fundamental policy that may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all other investment policies of the Funds may be changed by the Board of

Prospectus	31

Trustees without shareholder approval. The RCM Global Technology Fund has adopted an 80% investment policies under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of the Fund’s Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, may have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use GrassrootsSM Research in addition to their traditional research activities. GrassrootsSM Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission including the information. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

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Financial Highlights

The financial highlights table is intended to help a shareholder understand the financial performance of Institutional Class and Administrative Class shares of each Fund for the past 5 years or, if the class is less than 5 years old, since the class of shares was first offered. The financial information shown below for periods prior to February 2, 2002 is that of the corresponding series of Dresdner RCM Global Funds, Inc. which were reorganized into the Fund on February 1, 2002. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds’ financial statements, are available without charge upon request from the Distributor and incorporated by reference into the SAI. Administrative Class Shares Fund of the Global Technology Fund were not outstanding during the periods shown.

Fiscal Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments
RCM Global Technology Fund
Institutional Class
12/31/04†	$32.81	$(0.16	)(a)	$3.66	(a)	$3.50	$0.00	$0.00
06/30/04	24.60	(0.35	)(a)	8.56	(a)	8.21	0.00	0.00
06/30/03	20.68	(0.18	)(a)	4.10	(a)	3.92	0.00	0.00
06/30/02	32.64	(0.23	)(a)	(11.73	)(a)	(11.96)	0.00	0.00
1/1/01 – 6/30/01	50.33	(0.01	)(a)	(17.68	)(a)	(17.69)	0.00	0.00
12/31/00	59.21	(0.18	)(a)	(8.27	)(a)	(8.45)	0.00	(0.43)
RCM Innovation Fund(i)
Institutional Class
12/31/04†	$17.05	$0.02	(a)	$(0.71	)(a)	$(0.69)	$0.00	$0.00
06/30/2004	13.44	(0.11	)(a)	3.72	(a)	3.61	0.00	0.00
06/30/2003	13.93	(0.08	)(a)	(0.41	)(a)	(0.49)	0.00	0.00
06/30/2002	28.97	(0.15	)(a)	(14.89	)(a)	(15.04)	0.00	0.00
06/30/2001	72.54	(0.26	)(a)	(36.96	)(a)	(37.22)	0.00	(6.35)
06/30/2000	37.50	(0.37	)(a)	41.80	(a)	41.43	0.00	(6.39)
Administrative Class
12/31/04†	16.88	0.00	(a)	(0.71	)(a)	(0.71)	0.00	0.00
06/30/2004	13.33	(0.15	)(a)	3.70	(a)	3.55	0.00	0.00
06/30/2003	13.82	(0.11	)(a)	(0.38	)(a)	(0.49)	0.00	0.00
06/30/2002	28.82	(0.19	)(a)	(14.81	)(a)	(15.00)	0.00	0.00
06/30/2001	72.33	(0.28	)(a)	(36.88	)(a)	(37.16)	0.00	(6.35)
03/10/2000 – 06/30/2000	99.70	(0.20	)(a)	(27.17	)(a)	(27.37)	0.00	0.00

†	Unaudited
(i)	The information provided for the RCM Innovation Fund reflects the results of operations under the Fund’s former Sub-Advisers; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangement.
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the period.

34	Allianz Funds

Tax Basis Return of Capital	Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets with Waiver and Reimbursement		Ratio of Expenses to Average Net Assets without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$0.00	$36.31		10.67%		$244,393	1.36	%*(b)	1.36	%*(b)	(1.00)%*	125%
0.00	0.00	0.00	32.81		33.37		207,205	1.36	(b)	1.36	(b)	(1.16)	206
0.00	0.00	0.00	24.60		18.96		105,151	1.36	(b)	1.36	(b)	(0.92)	237
0.00	0.00	0.00	20.68		(36.68)		116,387	1.29		1.29		(0.85)	343
0.00	0.00	0.00	32.64		(35.10)		204,755	1.15	*	1.15	*	(0.04)*	386
0.00	(0.43)	0.00	50.33		(14.33)		366,353	1.21		1.21		(0.26)	451

$0.00	$0.00	$0.00	$16.36	(e)	(4.05	)%(e)	$62,170	0.91	%*(c)	–		0.26%*	43%
0.00	0.00	0.00	17.05		26.86		77,482	0.91	(c)	–		(0.66)	233
0.00	0.00	0.00	13.44		(3.52)		28,908	0.90		–		(0.69)	290
0.00	0.00	0.00	13.93		(51.92)		19,786	0.91	(c)	–		(0.71)	207
0.00	(6.35)	0.00	28.97		(54.96)		20,608	0.90		–		(0.55)	271
0.00	(6.39)	0.00	72.54		115.34		28,334	0.90		–		(0.52)	186

0.00	0.00	0.00	16.17	(f)	(4.21	) (f)	5,227	1.16	* (d)	–		0.00 *	43
0.00	0.00	0.00	16.88		26.63		6,512	1.16	(d)	–		(0.92)	233
0.00	0.00	0.00	13.33		(3.55)		4,824	1.15		–		(0.95)	290
0.00	0.00	0.00	13.82		(52.05)		4,642	1.16	(d)	–		(0.95)	207
0.00	(6.35)	0.00	28.82		(55.04)		4,173	1.15		–		(0.77)	271
0.00	0.00	0.00	72.33		(27.45)		668	1.15	*	–		(0.92)*	186

(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.35%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 0.90%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.15%.
(e)	Repayments by the investment manager increased the end of period net asset value by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.34 and (4.19)%, respectively.
(f)	Repayments made by the investment manager increased the end of period net asset value by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.15 and (4.35)%, respectively.

Prospectus	35

Allianz Fund:

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

TRANSFER AGENT

Boston Financial Data Services–Midwest, 330 W. 9th Street, 5th Floor, Kansas City, MO 64105

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Trust, including the operations and investment policies. It is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes.

Annual and Semi-Annual Reports

The annual and semi-annual reports to share- holders include additional information about the Funds. The financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

How To Obtain Copies

You can obtain copies of the SAI and the Funds’ annual and semi-annual reports by contacting the Trust or the SEC. All materials from the Trust are free; the SEC charges a duplicating fee. You can also review these materials in person at the

SEC’s Public Reference Room or by computer using the SEC’s EDGAR database at www.sec.gov.

SEC File Number 811-6161

Securities and Exchange Commission

Washington, D.C. 20549-0102

800-SEC-0330 (Public Reference Section)

202-942-8090

www.sec.gov

publicinfo@sec.gov

You can obtain free copies of the SAI, or request other information and discuss your questions about the Funds, by contacting the Trust at:

Allianz Funds:

840 Newport Center Drive

Newport Beach, CA 92660

1-800-498-5413

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

Investment Company Act File No. 811-6161	AZ703_12644

Allianz Funds

840 Newport Center Drive

Newport Beach, CA 92660

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

Allianz Funds

Prospectus

November 1, 2004

(as revised April 1,2005)

Technology Sector Stock Funds

Share Class	RCM Innovation Fund
D
RCM Global Technology Fund

Stock Funds and Fund

Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s sticker symbol.

The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.

This cover is not part of the Prospectus

Allianz Funds Prospectus

RCM Global Technology Fund and RCM Innovation Fund

Allianz Funds

November 1, 2004

(as revised, April 1, 2005)

Share Class D

This Prospectus describes 2 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate RCM Capital Management LLC, which is the Sub-Advisor to the Funds. As of December 31, 2004, the Adviser and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

	Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
Sector-Related Stock Funds	RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million
	RCM Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issuers with market capitalizations of more than $200 million	40–70	More than $200 million

Fund Descriptions, Performance and Fees

The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds. The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

RCM Global Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of technology companies. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focuses on those companies that it expects will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The NASDAQ Composite Index is the Fund’s primary performance benchmark. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize short sales or foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management or hedging purposes. The Fund may invest in equity-linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

The portfolio managers expect a high portfolio turnover rate which can be 300% or more.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Sector Specific Risk	• Focused Investment Risk
• Issuer Risk	• Technology Related Risk	• Leveraging Risk
• Growth Securities Risk	• IPO Risk	• Turnover Risk
• Smaller Company Risk	• Foreign (non-U.S.) Investment Risk	• Credit Risk
• Liquidity Risk	• Emerging Markets Risk	• Management Risk
• Derivatives Risk	• Currency Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the bar chart, the information to its right and the Average Annual Total Returns table on the next page show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the DRCM Fund’s Class D shares (1/20/99), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the DRCM Fund’s Institutional Class shares. The prior performance has been adjusted to reflect the distribution and/or service (12b-1) fees and other expenses paid by Class D shares. The Fund’s total expenses are expected to be higher than the DRCM Fund’s historical total expenses. If the DRCM Fund had been subject to the Fund’s higher expenses, the performance results shown would have been lower. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which also was managed by the same portfolio managers as the Fund. This performance may not be repeated in the future. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

RCM Global Technology Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.74%

	Lowest (10/1/00–12/31/00)	-34.54%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	5 Years	Fund inception (12/27/95)(5)
Class D — Before Taxes(1)	17.46%	-9.51%	17.93%
Class D — After Taxes on Distributions(1)	17.46%	-9.57%	16.93%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	11.35%	-7.84%	15.55%
NASDAQ Composite Index(2)	8.60%	-11.77%	8.41%
Goldman Sachs Technology Index(3)	2.47%	-16.10%	9.30%
Lipper Science & Technology Fund Average(4)	4.13%	-16.49%	6.63%

(1)   After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

(2)   The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index. The NASDAQ Composite Index replaced the Goldman Sachs Technology Index as the Fund’s primary comparative index because the Adviser believes the NASDAQ Composite Index is a more broadly based market index.

(3)   The Goldman Sachs Technology index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.

(4)   The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.

(5)   The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*    The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.95%	0.25%	0.46%	1.66%

(1)   Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.

(2)   The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fee paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.70% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.

(3)   Other Expenses reflect the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R, shares and 0.01% in trustees’ expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005. See “Administrative Fees.”

Examples.  The Examples below are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$169	$523	$902	$1,965

Prospectus	5

RCM Innovation Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Sector-Related Stocks	Fund Focus Common stocks of technology-related companies Approximate Number of Holdings 40–70	Approximate Capitalization Range More than $200 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor’s (for example, companies classified as “Information Technology” companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and or/service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify technology-related companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes. In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund is “diversified” within the meaning of the Investment Company Act of 1940.

The Fund is not currently available for purchase. For this and for information regarding a proposed transaction in which the Fund will reorganize into another Fund, see “How to Buy and Sell Shares—Disclosure Regarding the RCM Innovation Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk	• Liquidity Risk	• Credit Risk
• Issuer Risk	• Foreign (non-U.S.) Investment Risk	• Management Risk
• Focused Investment Risk	• Technology Related Risk	• Leveraging Risk
• Growth Securities Risk	• Currency Risk	• Derivatives Risk
• Smaller Company Risk	• IPO Risk	• Emerging Markets Risk
• Turnover Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The top of the next page shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. For periods prior to the inception of the Fund’s Class D shares (4/8/98), performance information shown in the bar chart (including the information to its right) and the Average Annual Total Returns table reflects performance of the Fund’s Class A shares, which are offered in a different prospectus. The prior Class A performance has been adjusted to reflect that there are no sales charges (loads) paid by Class D shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown on the next page under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

RCM Innovation Fund (continued)

Calendar Year Total Returns — Class D

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	80.23%

	Lowest (7/1/01–9/30/01)	-46.30%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	10 Years	Fund Inception (12/22/94)(4)
Class D — Before Taxes(1)	-6.06%	-22.65%	8.89%	8.84%
Class D — After Taxes on Distributions(1)	-6.06%	-23.11%	7.78%	7.74%
Class D — After Taxes on Distributions and Sale of Fund Shares(1)	-3.94%	-17.20%	7.92%	7.88%
NASDAQ Composite Index(2)	8.60%	-11.76%	11.21%	11.21%
Lipper Science and Technology Fund Average(3)	4.13%	-16.49%	9.64%	9.64%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)	The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)	The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class D shares of the Fund:

Shareholder Fees (fees paid directly from your investment)	None

Redemption Fee (as a percentage of exchange price or amount redeemed)	2.00%*

*	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisitions through exchanges). The Redemption Fee will be equal to 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class D	0.65%	0.25%	0.41%	1.31%

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	The Fund’s administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the Investment Company Act of 1940. Up to 0.25% per year of the total Administrative Fees paid under the administration agreement may be Distribution and/or Service (12b-1) Fees. The Fund will pay a total of 0.65% per year under the administration agreement regardless of whether a portion or none of the 0.25% authorized under the plan is paid under the plan. Please see “Management of the Funds—Administrative Fees” for details. The Fund intends to treat any fees paid under the plan as “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. (the “NASD”). To the extent that such fees are deemed not to be “service fees,” Class D shareholders may, depending on the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the NASD.
(3)	Other Expenses reflects the portion of the Administrative Fee paid by the class that is not reflected under Distribution and/or Service (12b-1) Fees, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred by the class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class D shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in Class D shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Year 1	Year 3	Year 5	Year 10
Class D	$133	$415	$718	$1,579

Prospectus	7

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Funds generally have substantial exposure to this risk.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

8	Allianz Funds

Derivatives Risk

The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Technology Related Risk.  Because the RCM Innovation Fund concentrates its investments in companies which utilize innovative technologies, and the RCM Global Technology concentrates its investments in the technology industry, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (non-U.S.) Investment Risk

Because the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks, including weather emergencies and natural disasters, associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  The Funds may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The Funds may invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Prospectus	9

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Global Technology Fund, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on the Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the Fund normally “concentrates” its investments in those companies. Similarly, the RCM Global Technology Fund is vulnerable to events affecting technology companies because the Fund normally “concentrates” its investments in such companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

10	Allianz Funds

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

The Adviser has retained its investment management affiliate (“Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. See “Sub-Adviser” below.

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Innovation Fund	0.65%
RCM Global Technology Fund	0.95%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class D shareholders of each Fund pay an administrative fee to Allianz Global Fund Management, computed as a percentage of the Fund’s assets attributable in the aggregate to Class D shares, with breakpoints at various asset levels. Allianz Global Fund Management, in turn, provides or procures administrative services for Class D shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to Allianz Global Fund Management exceeds the related costs. This may not be the case for relatively small funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class D shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

The Adviser or an affiliate may pay financial service firms a portion of the Class D administrative fees in return for the firms’ services (at an annual rate generally not to exceed 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms although payments with respect to shares in retirement plans are often higher).

Class D shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class D shares):

Fund	Administrative Fees*
RCM Innovation Fund	0.65%
RCM Global Technology Fund	0.70	%**

*	As described below under “12b-1 Plan for Class D Shares,” the administration agreement includes a plan adopted in conformity with Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”) which provides for the payment of up to 0.25% of the Administrative Fee rate set forth above as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. In the Fund Summaries above, the “Annual Fund Operating Expenses” table provided under “Fees and Expenses of the Fund” for each Fund shows the aggregate Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” (0.25%) and “Other Expenses” (the remainder of the Administrative Fee). If none of the 0.25% authorized under the 12b-1 Plan for Class D Shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee remains the same. The Administrative Fee rate for the RCM Innovation Fund, is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the RCM Global Technology Fund is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedules for the RCM Global Technology Fund reflects the administrative fee in effect beginning April 1, 2005.
**	The Administrator had previously agreed to lower the administrative fee rate payable with respect to each class of the RCM Global Technology Fund’s shares by 0.10% upon the consummation of the proposed reorganization of the RCM Innovation Fund into the RCM Global Technology Fund (assuming such reorganization occurred). The Administrator has since agreed to not make such fee reduction contingent upon the reorganization and to instead implement such 0.10% reduction effective April 1, 2005. Such reduction is reflected in the preceding table. It is not expected that administrative fees will be further reduced in connection with the proposed reorganization.

Prospectus	11

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee at a rate of up to 0.25% (with respect to Class D shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

12b-1 Plan for Class D Shares

The Funds’ administration agreement includes a plan for Class D shares that has been adopted in conformity with the requirements set forth in Rule 12b-1 under the 1940 Act. The plan provides that up to 0.25% per annum of the Class D administrative fees paid under the administration agreement may represent reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. Because 12b-1 fees would be paid out of a Fund’s Class D share assets on an ongoing basis, over time these fees would increase the cost of your investment in Class D shares and may cost you more than other types of sales charges. The “Annual Fund Operating Expenses” tables on the prior pages show the Administrative Fee rate under two separate columns entitled “Distribution and/or Service (12b-1) Fees” and “Other Expenses.” If none of the 0.25% authorized under the 12b-1 Plan for the Class D shares is paid, then the fees paid under the column in the table reading “Distribution and/or Service (12b-1) Fees” would be 0.00% and the fees paid under the column reading “Other Expenses” would increase by 0.25% accordingly so that the total Administrative Fee would remain the same.

Payments to Financial Firms

Some or all of the servicing fees described above are paid to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. Please see the SAI for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this subsection only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject

12	Allianz Funds

to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described above are generally not made with respect to Class D shares. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI.

The Distributor also makes payments for recordkeeping and other transfer agency services that sell Fund shares. Please see “Administrative Fees” above.

Sub-Advisers

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenburg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The RCM Global Technology and RCM Innovation Funds are managed by Walter C. Price, CFA, and Huachen Chen, CFA. Mr. Price is a Managing Director, Senior Analyst and Portfolio Manager on the Global Technology Team. He joined RCM in 1974 as a Senior Securities Analyst in technology and since 1985, he has had increasing portfolio responsibility for technology stocks. Mr. Chen is a Senior Portfolio Manager. He joined RCM in 1984 as a Securities Analyst. He has covered many sectors within technology, as well as the electrical equipment and multi-industry areas. Messrs. Price and Chen have co-managed many technology portfolios together.

Adviser/Sub-Adviser Relationship

Shareholders of the RCM Global Technology Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Prospectus	13

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on

14	Allianz Funds

behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of PAFM, PAD or the sub-adviser to perform their respective contracts with respect to the Funds.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class D shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

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Because each of the Funds may invest a significant portion of its assets outside the United States, the calculation of the Funds respective NAVs may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Technology Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help deter and, prevent “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange Class D shares of the Funds.

General Information

•	Financial Service Firms. Broker-dealers, registered investment advisers and other financial service firms provide varying investment products, programs or accounts, pursuant to arrangements with the Distributor, through which their clients may purchase and redeem Class D shares of the Funds. Firms will generally provide or arrange for the provision of some or all of the shareholder servicing and account maintenance services required by your account, including, without limitation, transfers of registration and dividend payee changes. Firms may also perform other functions, including generating confirmation statements and disbursing cash dividends, and may arrange with their clients for other investment or administrative services. Your firm may independently establish and charge you transaction fees and/or other additional amounts for such services, which may change over time. These fees and additional amounts could reduce your investment returns on Class D shares of the Funds.

Your financial service firm may have omnibus accounts and similar arrangements with the Trust and may be paid for providing sub-transfer agency and other services. Such sub-transfer agency or other administrative services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. A firm may be paid for its services directly or

16	Allianz Funds

indirectly by the Funds, the Adviser or an affiliate (at an annual rate generally not to exceed 0.35% (up to 0.25% of which may be paid by the Funds) of a Fund’s average daily net assets attributable to its Class D shares and purchased through such firm for its clients although payments with respect to shares in retirement plans are often higher). Your firm may establish various minimum investment requirements for Class D shares of the Funds and may also establish certain privileges with respect to purchases, redemptions and exchanges of Class D shares or the reinvestment of dividends. Please contact your firm for information.

This Prospectus should be read in connection with your firm’s materials regarding its fees and services.

•	Calculation of Share Price and Redemption Payments. When you buy or sell (redeem) Class D shares of the Funds, you pay or receive a price equal to the NAV of the shares, subject to any Redemption Fees, as discussed below under “Redemption Fees.” NAVs are determined at the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. In addition, orders received by the Distributor from financial service firms after NAV is determined that day will be processed at that day’s NAV if the orders were received by the firm from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 7:00 p.m., Eastern time).

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (according to the succeeding day’s NAV).

•	Disclosure Regarding the RCM Innovation Fund. On December 17, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization pursuant to which the RCM Innovation Fund (the “Acquired Fund”) would be reorganized on a tax-free basis with and into the RCM Global Technology Fund (the “Acquiring Fund”). The proposed transaction between the RCM Innovation Fund and the RCM Global Technology Fund is referred to as the “Reorganization.” The closing date (the “Closing Date”) of the Reorganization is expected to be sometime in the second quarter of this year, although the Reorganization may be delayed.

In anticipation of the Reorganization, the Acquired Fund may sell certain assets, will incur transaction costs, will recognize taxable gain or loss on any such sales, and will distribute any net gains from any such sales (as increased by net gains or reduced by net losses previously recognized during the year, and as reduced by any available capital loss carryforwards) to its shareholders in taxable distributions. Since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, if the Acquiring Fund has unrealized gains that are later realized and distributed, they will be allocated a proportionate share of these “built-in” gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

In addition, in connection with the Reorganization, the Acquired Fund no longer sells shares to new investors or to existing shareholders and is no longer eligible for exchanges from other series of the Trust or Allianz Funds and PIMCO Funds.

The consummation of the Reorganization is subject to a number of conditions, including the approval of the holders of a majority of the outstanding shares of the Acquired Fund at a duly called shareholder meeting of the Acquired Fund.

The Prospectus will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Buying Shares

Class D shares of each Fund are continuously offered through financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of the Funds in particular investment products, programs or accounts for which a fee may be charged. See “Financial Service Firms” above.

You may purchase Class D shares only through your financial service firm. In connection with purchases, your financial service firm is responsible for forwarding all necessary documentation to the Distributor, and may charge you for such services. If you wish to purchase shares of the Funds directly from the Trust or the Distributor, you should inquire about the other classes of shares offered by the Trust. Please call the Distributor at 1-888-877-4626 for information about other investment options.

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Class D shares of the Funds will be held in your account with your financial service firm and, generally, your firm will hold your Class D shares in nominee or street name as your agent. In most cases, the Trust’s transfer agent, PFPC, Inc., will have no information with respect to or control over accounts of specific Class D shareholders and you may obtain information about your accounts only through your financial service firm. In certain circumstances, your firm may arrange to have your shares held in your own name or you may subsequently become a holder of record for some other reason (for instance, if you terminate your relationship with your firm). In such circumstances, please contact the Distributor at 1-888-877-4626 for information about your account. In the interest of economy and convenience, certificates for Class D shares will not be issued.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended during any period in which the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums.  The following investment minimums apply for purchases of Class D shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Your financial service firm may impose different investment minimums than the Trust. For example, if your firm maintains an omnibus account with a particular Fund, the firm may impose higher or lower investment minimums than the Trust when you invest in Class D shares of the Fund through your firm. Please contact your firm for information.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. Accounts for any Fund with a balance of $2,500 or less may be charged an annual small account fee of $16. In addition, if your balance for any Fund remains below the minimum for three months or longer, the Administration has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below or in the applicable Fund’s or series’ prospectus(es), you may exchange your Class D shares of any Fund for Class D shares of any other Fund or series of PIMCO Funds that offers Class D shares. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of their acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Unless subject to a Redemption Fee, shares are exchanged on the basis of their respective NAVs next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Your financial service firm may impose various fees and charges, investment minimums and other requirements with respect to exchanges. An investor may exchange shares only with respect to Funds or other eligible series that are registered in the investor’s state of residence or where an exemption from registration is available. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. See “Tax Consequences” in this Prospectus and “Taxation” in the Statement of Additional Information. Please contact your financial service firm to exchange your shares and for additional information about the exchange privilege.

The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be

18	Allianz Funds

deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class D shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “sale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” above for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class D shares through your financial service firm on any day the New York Stock Exchange is open. Unless eligible for a waiver, shareholders who redeem their shares within 60 days of acquisition will pay a Redemption Fee of 2.00% of the NAV of the shares redeemed. See “Redemption Fees” below. You do not pay any other fees or other charges to the Trust or the Distributor when you sell your shares, although your financial service firm may charge you for its services in processing your redemption request. Please contact your firm for details. If you are the holder of record of your Class D shares, you may contact the Distributor at 1-888-877-4626 for information regarding how to sell your shares directly to the Trust.

Your financial service firm is obligated to transmit your redemption orders to the Distributor promptly and is responsible for ensuring that your redemption request is in proper form. Your financial service firm will be responsible for furnishing all necessary documentation to the Distributor or the Trust’s transfer agent and may charge you for its services. Redemption proceeds will be forwarded to your financial service firm as promptly as possible and in any event within seven days after the redemption request is received by the Distributor in good order.

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Redemptions of Fund shares may be suspended when trading on the Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law.

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class D shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial Intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Limitations on the Assessment of Redemption Fees

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or recordkeeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

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Waivers of Redemption Fees.  In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary cost allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occur no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion. The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross- referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

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Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents please contact your financial service firm. Within 30 days after receipt of your request your financial service firm will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to its Class D shares are calculated in the same manner and at the same time. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional Class D shares of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in Class D shares of any other Fund or another series of the Trust or PIMCO Funds which offers Class D shares at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. This option must be elected when your account is set up.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your financial service firm). This option must be elected when your account is set up.

Your financial service firm may offer additional distribution reinvestment programs or options. Please contact your firm for details.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions. If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your financial service firm or call the Distributor at 1-888-877-4626.

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

22	Allianz Funds

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction will generally be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the RCM Global Technology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates.

The RCM Innovation Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities. The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

Under normal market conditions, the RCM Global Technology Fund will invest primarily in equity securities. In addition, the RCM Global Technology Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign

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governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that either of the Funds should adopt a temporary defensive posture, the Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds’ ability to achieve their investment objectives.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Technology Companies. The Funds concentrate their investments in companies that are often described as being in the “technology” industry. Events may occur which significantly affect technology companies generally or a particular segment of the industry (such as software or biotechnology). Factors affecting technology companies generally include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, intellectual property issues and limited operating histories.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Funds generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest

24	Allianz Funds

significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (non-U.S.) Securities

The Funds may invest in foreign securities. RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

The Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds will invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

The Funds may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small;

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differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The RCM Global Technology Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying

26	Allianz Funds

stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each of the Funds may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the

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opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold

28	Allianz Funds

short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in The Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in

Prospectus	29

production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each Fund had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of the RCM Innovation Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of the RCM Global Technology Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. The RCM Global Technology Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of the Fund’s Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

30	Allianz Funds

New and Smaller-Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use Grassroots(SM) Research in addition to their traditional research activities. Grassroots(SM) Research is a division of RCM Capital Management LLC. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM Capital Management LLC and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission including the information. For each portfolio security (not including cash positions), the posted information will include: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	31

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class D shares of each Fund since the class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in Class D shares of a Fund, assuming reinvestment of all dividends and distributions.

The financial information shown below for periods prior to February 1, 2002, is that of the corresponding series of Dresdner RCM Global Funds, Inc., which were reorganized into the Funds on February 1, 2002.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. The annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Innovation Fund
12/31/04†	$16.85	$(0.04	)(a)	$(0.68	)(a)	$(0.72)	$0.00	$0.00
06/30/04	13.34	(0.18	)(a)	3.69	(a)	3.51	0.00	0.00
06/30/03	13.87	(0.13	)(a)	(0.40	)(a)	(0.53)	0.00	0.00
06/30/02	28.92	(0.24	)(a)	(14.81	)(a)	(15.05)	0.00	0.00
06/30/01	72.72	(0.47	)(a)	(36.98	)(a)	(37.45)	0.00	(6.35)
06/30/00	37.52	(0.59	)(a)	42.18	(a)	41.59	0.00	(6.39)

†	Unaudited
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.

32	Allianz Funds

Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets, End of Period (000’s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$16.13	(c)	(4.27	)%(c)	$8,909	1.32	%*(d)	(0.18)%*	43%
0.00	0.00	16.85		26.31		13,519	1.31	(b)	(1.08)	233
0.00	0.00	13.34		(3.82)		13,245	1.30		(1.10)	290
0.00	0.00	13.87		(52.04)		15,830	1.31	(b)	(1.12)	207
(6.35)	0.00	28.92		(55.16)		44,384	1.30		(0.96)	271
(6.39)	0.00	72.72		115.85		85,096	1.30		(0.93)	186

(c)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by 0.14%. If the investment manager had not made repayments, end of period net asset value and total return would have been $16.11 and (4.41)%, respectively.
(d)	Ratio of expenses to average net assets excluding trustees’ and interest expense is 1.30%.

Prospectus	33

Financial Highlights (continued)

Year or Period Ended	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Dividends From Net Investment Income	Distributions From Net Realized Gain on Investments
RCM Global Technology Fund
12/31/04†	$32.23	$(0.22	)(a)	$3.58	(a)	$3.36	$0.00	$0.00
06/30/2004	24.26	(0.47	)(a)	8.44	(a)	7.97	0.00	0.00
06/30/2003	20.47	(0.25	)(a)	4.04	(a)	3.79	0.00	0.00
06/30/2002	32.42	(0.32	)(a)	(11.63	)(a)	(11.95)	0.00	0.00
01/01/2001 - 06/30/2001	50.09	(0.09	)(a)	(17.58	)(a)	(17.67)	0.00	0.00
12/31/2000	59.13	(0.38	)(a)	(8.23	)(a)	(8.61)	0.00	(0.43)

*	Annualized.
†	Unaudited.
(a)	Per share amounts based on average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding interest expense is 1.75%.

34	Allianz Funds

Total Distributions	Fund Redemption Fee Added to Paid-In Capital	Net Asset Value End of Period	Total Return	Net Assets End of Period (000’s)	Ratio of Expenses to Average Net Assets With Waiver and Reimbursement		Ratio of Expenses to Average Net Assets Without Waiver and Reimbursement		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$35.59	10.43%	$247,693	1.76	%*(b)	1.76	%*(b)	(1.41)%*	125%
0.00	0.00	32.23	32.85	216,760	1.76	% (b)	1.76	(b)	(1.56)	206
0.00	0.00	24.26	18.51	155,574	1.76	(c)	1.76	(c)	(1.32)	237
0.00	0.00	20.47	(36.92)	149,774	1.63		1.65		(1.19)	343
0.00	0.00	32.42	(35.22)	258,371	1.56	*	1.56	*	(0.45)*	386
(0.43)	0.00	50.09	(14.60)	378,043	1.50		1.50		(0.55)	451

Prospectus	35

Allianz Funds

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-888-877-4626, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902

You may also contact your financial service firm for additional information.

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

PIMCO Funds: Multi-Manager Series

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISER

RCM Capital Management LLC

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by expert institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds	PIMCO Funds

Value Stock

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

International Stock

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Short-Duration Bond

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

Tax-Exempt Bond

PIMCO Short Duration Municipal Income

PIMCO Municipal Bond

PIMCO California Intermediate Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn Strategy

PIMCO RealEstateRealReturn Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS Total Return

PIMCO International StocksPLUS

TR Strategy

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus. Some of the funds listed above are not covered by the enclosed prospectus. To receive a current prospectus for these funds, contact your financial advisor, visit www.allianzinvestors.com or call 1-888-877-4626. Please read this prospectus carefully before you invest.

*	Proposed to merge with RCM Global Technology Fund on or about April 29, 2005.
**	As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	AZ076D_12644
Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161

Allianz Funds

Prospectus

November 1, 2004

(as revised April 1, 2005)

Technology Sector Stock Funds

Share Classes	RCM Innovation Fund
A B C
RCM Global Technology Fund
Stock Funds and Fund Company Adopt Allianz Name

Effective April 1, 2005, the PIMCO Funds: Multi-Manager Series stock funds were renamed the Allianz Funds and the adviser name changed to Allianz Global Investors Fund Management. The new names reflect our relationship with Allianz AG–our corporate parent. Funds managed by PIMCO have kept the PIMCO Funds name.

Please note that these name changes did not result in a change to the investment objective of any fund or any fund’s sticker symbol.

The PIMCO Funds and Allianz Funds continue to be exchangeable, as described in the prospectus. For more information on the PIMCO Funds & Allianz Funds family, see the back cover.

This cover is not part of the Prospectus

Allianz Funds Prospectus

RCM Global Technology Fund and RCM Innovation Fund

This Prospectus describes 2 mutual funds offered by Allianz Funds. The Funds provide access to the professional investment advisory services offered by Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) and its investment management affiliate RCM Capital Management LLC, which is the Sub-Advisor to the Funds. As of December 31, 2004, Allianz Global Fund Management and its investment management affiliates managed approximately $564.8 billion.

The Prospectus explains what you should know about the Funds before you invest. Please read it carefully.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus	1

Summary Information

The table below lists the investment objectives and compares certain investment characteristics of the Funds. Other important characteristics are described in the individual Fund Summaries beginning on page 4.

Allianz Fund	Investment Objective	Main Investments	Approximate Number of Holdings	Approximate Capitalization Range
RCM Global Technology	Long-term capital appreciation	Equity securities of technology-related issuers located in at least three different countries	30–120	At least $500 million
RCM Innovation	Capital appreciation; no consideration is given to income	Common stocks of technology-related issuers	40–70	More than $200 million

Fund Descriptions, Performance and Fees

The following Fund Summaries identify each Fund’s investment objective, principal investments and strategies, principal risks, performance information and fees and expenses. A more detailed “Summary of Principal Risks” describing principal risks of investing in the Funds begins after the Fund Summaries.

Note for All Funds

It is possible to lose money on investments in the Funds.    The fact that a Fund had good performance in the past is no assurance that the value of the Fund’s investments will not decline in the future or appreciate at a slower rate. An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Some of the Funds are subject to percentage investment limitations, as discussed in their Fund Summaries. See “Characteristics and Risks of Securities and Investment Techniques—Percentage Investment Limitations” for more information about these limitations.

2	Allianz Funds

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Prospectus	3

RCM Global Technology Fund

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30–120	Approximate Capitalization Range At least $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in technology companies. The Fund normally invests in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the U.S., other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund currently intends to invest primarily in companies with market capitalizations greater than $500 million at the time of purchase, with no more than 15% of its assets in technology companies with market capitalizations below $100 million at the time of purchase. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products, services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments. The Goldman Sachs Technology Index and the Lipper Science & Technology Fund Average are the Fund’s performance benchmarks. The portfolio managers base security selection on the relative investment merits of each company and industry and will not seek to duplicate the sector or stock allocations of the Fund’s benchmark. The Fund is “non-diversified,” which means that it may invest in a relatively small number of issuers.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identify those regions and individual countries that they believe are likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use Grassroots(SM) Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. The Fund may utilize short sales or foreign currency exchange contracts, options and other derivatives instruments (such as forward currency exchange contracts and stock index futures contracts) primarily for risk management and hedging purposes. The Fund may invest in equity-linked securities. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The portfolio managers expect a high turnover rate which can be 300% or more.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in investment-grade debt securities. This would be inconsistent with the Fund’s investment objective and principal strategies.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Issuer Risk • Growth Securities Risk • Smaller Company Risk • Liquidity Risk • Derivatives Risk	• Sector Specific Risk • Technology Related Risk • IPO Risk • Foreign (non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Focused Investment Risk • Leveraging Risk • Turnover Risk • Credit Risk • Management Risk

Please see “Summary of Principal Risks” following the Fund Summaries for a description of these and other risks of investing in the Fund.

Performance Information

The Fund reorganized on February 1, 2002 when a corresponding fund of Dresdner RCM Global Funds, Inc. (the “DRCM Fund”) reorganized into the Fund by transferring substantially all of its assets and liabilities to the Fund in exchange for shares of the Fund. For periods prior to February 2, 2002, the following bar chart, the information to its right and the Average Annual Total Returns table show summary performance information for the DRCM Fund. The information provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund and the DRCM Fund from year to year and by showing how the Fund’s and the DRCM Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information to its right show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance information shown in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to inception of the Fund’s Class A, B and C shares (2/5/02), performance information shown in the bar chart and the tables for those classes is based on the performance of the DRCM Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the actual sales charges (in the Average Annual Total Returns table only), distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class A, B and C shares. The investment objective, and investment strategies and policies of the Fund are substantially similar to those of the DRCM Fund, which was managed by one of the current co-portfolio managers of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

4	Allianz Funds

RCM Global Technology Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	82.58%

	Lowest (10/1/00–12/31/00)	-34.56%

Average Annual Total Returns (for periods ended 12/31/04)

	1 Year	5 Years	Fund Inception (12/27/95)(5)
Class A — Before Taxes(1)	11.03%	-10.61%	16.95%
Class A — After Taxes on Distributions(1)	11.03%	-10.67%	15.97%
Class A — After Taxes on Distributions and Sale of Fund Shares(1)	7.17%	-8.70%	14.64%
Class B	11.59%	-10.65%	17.00%
Class C	15.57%	-10.31%	16.79%
NASDAQ Composite Index(2)	8.60%	-11.76%	8.41%
Goldman Sachs Technology Index(3)	2.47%	-16.10%	9.30%
Lipper Science & Technology Fund Average(4)	4.13%	-16.49%	6.63%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index. The NASDAQ Composite Index replaced the Goldman Sachs Technology Index as the Fund’s primary comparative index because the Adviser believes the NASDAQ Composite Index is a more broadly based market index.
(3)	The Goldman Sachs Technology Index is a modified capitalization-weighted index of companies involved in the internet-related sector of the technology industry. It is not possible to invest directly in the index.
(4)	The Lipper Science & Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(5)	The Fund began operations on 12/27/95. Index comparisons begin on 12/31/95.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)

	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first 18 months.
(4)	The Redemption Fee may apply to any shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)

Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.95%	0.25%	0.46%	1.66%
Class B	0.95	1.00	0.45	2.40
Class C	0.95	1.00	0.45	2.40

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.45% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares, and 0.01% in trustees’ expenses incurred by Class A shares during the most recently completed fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005. See “Administrative Fees.”

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$709	$1,045	$1,403	$2,407	$709	$1,045	$1,403	$2,407
Class B	743	1,048	1,480	2,467	243	748	1,280	2,467
Class C	343	748	1,280	2,736	243	748	1,280	2,736

Prospectus	5

RCM Innovation Fund

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income	Fund Focus Common stocks of technology-related companies Approximate Number of Holdings 40–70	Approximate Capitalization Range More than $200 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies which utilize new, creative or different, or “innovative,” technologies to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. The Fund identifies its investment universe of technology-related companies primarily by reference to classifications made by independent firms, such as Standard & Poor’s (for example, companies classified as “Information Technology” companies), and by identifying companies that derive a substantial portion of their revenues from the manufacture, sale and/or service of technological products. Although the Fund emphasizes companies which utilize technologies, it is not required to invest exclusively in companies in a particular business sector or industry.

The portfolio manager selects stocks for the Fund using a “growth” style. The portfolio manager seeks to identify technology-related companies with well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio manager seeks to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund looks to sell a stock when the portfolio manager believes that earnings or market sentiment is disappointing, if the company does not meet or exceed consensus estimates on revenues and/or earnings or if an alternative investment is more attractive.

Although the Fund invests principally in common stocks, the Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest a substantial portion of its assets in the securities of smaller capitalization companies. The Fund may invest up to 40% of its assets in foreign securities, except that it may invest without limit in American Depository Receipts (ADRs). The Fund may use derivative instruments, primarily for risk management and hedging purposes.

In response to unfavorable market and other conditions, the Fund may make temporary investments of some or all of its assets in high-quality fixed income securities. This would be inconsistent with the Fund’s investment objective and principal strategies. The Fund is “diversified” within the meaning of the Investment Company Act of 1940.

The Fund is not currently available for purchase. For this and for information regarding a proposed transaction in which the Fund will reorganize into another Fund, see “How to Buy and Sell Shares—Disclosure Regarding the RCM Innovation Fund.”

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Market Risk • Smaller Company Risk • Currency Risk • Issuer Risk • IPO Risk • Liquidity Risk	• Credit Risk • Focused Investment Risk • Foreign Investment Risk • Leveraging Risk • Derivatives Risk	• Turnover Risk • Management Risk • Growth Securities Risk • Technology Related Risk • Emerging Markets Risk

Please see “Summary of Principal Risks” following this Fund Summary for a description of the risks of investing in the Fund.

Performance Information

The information below shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by showing changes in its performance from year to year and by showing how the Fund’s average annual returns compare with the returns of a broad-based securities market index and an index of similar funds. The bar chart and the information below it show performance of the Fund’s Class A shares, but the returns do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Although Class B and C shares would have similar annual returns (because all the Fund’s shares represent interests in the same portfolio of securities), Class B and C performance would be lower than Class A performance because of the lower expenses paid by Class A shares of the Fund. Unlike the bar chart, performance for Class A, B and C shares in the Average Annual Total Returns table reflects the impact of sales charges. For periods prior to the inception of Class B shares (5/22/95), performance information shown in the Average Annual Total Returns table for that class is based on the performance of the Fund’s Class A shares. The prior Class A performance has been adjusted to reflect the actual sales charges, distribution and/or service (12b-1) fees, administrative fees and other expenses paid by Class B shares. Prior to the date of this prospectus, the Fund had different sub-advisers and would not necessarily have achieved the performance results shown under its current investment management arrangements. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

6	Allianz Funds

RCM Innovation Fund (continued)

Calendar Year Total Returns — Class A

	Highest and Lowest Quarter Returns
	(for periods shown in the bar chart)

	Highest (10/1/99–12/31/99)	80.12%

	Lowest (7/1/01–9/30/01)	-46.31%
Calendar Year End (through 12/31)

Average Annual Total Returns (for periods ended 12/31/04)
	1 Year	5 Years	10 Years	Fund Inception (12/22/94)(4)
Class A – Before Taxes(1)	-11.21%	-23.52%	8.21%	8.17%
Class A – After Taxes on Distributions(1)	-11.21%	-23.98%	7.11%	7.07%
Class A – After Taxes on Distributions and Sale of Fund Shares(1)	-7.29%	-17.77%	7.30%	7.26%
Class B	-11.45%	-23.50%	8.29%	8.25%
Class C	-7.72%	-23.23%	8.04%	8.00%
NASDAQ Composite Index(2)	8.60%	-11.76%	11.21%	11.21%
Lipper Science and Technology Fund Average(3)	4.13%	-16.49%	9.64%	9.64%

(1)	After-tax returns are estimated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Class A shares only. After-tax returns for Classes B and C will vary.
(2)	The NASDAQ Composite Index is an unmanaged market-value weighted index of all common stocks listed on the NASDAQ Stock Market. It is not possible to invest directly in the index.
(3)	The Lipper Science and Technology Fund Average is a total return performance average of funds tracked by Lipper, Inc. that invest at least 65% of their assets in science and technology stocks. It does not take into account sales charges.
(4)	The Fund began operations on 12/22/94. Index comparisons begin on 12/31/94.

Fees and Expenses of the Fund

These tables describe the fees and expenses you may pay if you buy and hold Class A, B or C shares of the Fund:

Shareholder Fees (fees paid directly from your investment)
	Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	Maximum Contingent Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or NAV)	Redemption Fee (as a percentage of exchange price or amount redeemed)(4)
Class A	5.50%	1%(1)	2%
Class B	None	5%(2)	2%
Class C	None	1%(3)	2%

(1)	Imposed only in certain circumstances where Class A shares are purchased without a front-end sales charge at the time of purchase.
(2)	The maximum CDSC is imposed on shares redeemed in the first year. For shares held longer than one year, the CDSC declines according to the schedule set forth under “Investment Options—Class A, B and C Shares—Contingent Deferred Sales Charges (CDSCs)—Class B Shares.”
(3)	The CDSC on Class C shares is imposed only on shares redeemed in the first year.
(4)	The Redemption Fee may apply to shares that are redeemed or exchanged within 60 days of acquisition (including acquisition through exchanges). The Redemption Fee equals 2.00% of the net asset value of the shares redeemed or exchanged. Redemption Fees are paid to and retained by the Fund and are not sales charges (loads). See “How to Buy and Sell Shares—Redemption Fees.”

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(1)
Share Class	Advisory Fees	Distribution and/or Service (12b-1) Fees(2)	Other Expenses(3)	Total Annual Fund Operating Expenses
Class A	0.65%	0.25%	0.41%	1.31%
Class B	0.65	1.00	0.41	2.06
Class C	0.65	1.00	0.41	2.06

(1)	Accounts with a minimum balance of $2,500 or less may be charged a fee of $16.
(2)	Due to the 12b-1 distribution fee imposed on Class B and Class C shares, Class B or Class C shareholders may, depending upon the length of time the shares are held, pay more than the economic equivalent of the maximum front-end sales charges permitted by relevant rules of the National Association of Securities Dealers, Inc.
(3)	Other Expenses reflects a 0.40% Administrative Fee paid by each class, which is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares and 0.01% in trustees’ expenses incurred by each class during the most recent fiscal year. The administrative fee and breakpoint schedule reflects the administrative fee in effect beginning April 1, 2005.

Examples.  The Examples are intended to help you compare the cost of investing in Class A, B or C shares of the Fund with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in the noted class of shares for the time periods indicated, your investment has a 5% return each year, the reinvestment of all dividends and distributions, and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions.

	Example: Assuming you redeem your shares at the end of each period				Example: Assuming you do not redeem your shares
Share Class	Year 1	Year 3	Year 5	Year 10	Year 1	Year 3	Year 5	Year 10
Class A	$676	$942	$1,229	$2,042	$676	$942	$1,229	$2,042
Class B	709	946	1,308	2,107	209	646	1,108	2,107
Class C	309	646	1,108	2,390	209	646	1,108	2,390

Prospectus	7

Summary of Principal Risks

The value of your investment in a Fund changes with the values of that Fund’s investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” The principal risks of each Fund are identified in the Fund Summaries and are summarized in this section. Each Fund may be subject to additional principal risks and risks other than those described below because the types of investments made by each Fund can change over time. Securities and investment techniques mentioned in this summary and described in greater detail under “Characteristics and Risks of Securities and Investment Techniques” appear in bold type. That section and “Investment Objectives and Policies” in the Statement of Additional Information also include more information about the Funds, their investments and the related risks. There is no guarantee that a Fund will be able to achieve its investment objective. It is possible to lose money on investments in each of the Funds.

Market Risk

The market price of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Each of the Funds normally invests most of its assets in common stocks and/or other equity securities. A principal risk of investing in each Fund is that the equity securities in its portfolio will decline in value due to factors affecting equity securities markets generally or particular industries represented in those markets. The values of equity securities may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater price volatility than fixed income securities.

Issue Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Growth Securities Risk

The Funds may place particular emphasis on equity securities of companies that its portfolio manager or portfolio management team believes will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other securities. Therefore, the values of growth securities may be more sensitive to changes in current or expected earnings than the values of other securities.

Smaller Company Risk

The general risks associated with equity securities and liquidity risk are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources or they may depend on a few key employees. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. They may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. The Funds generally have substantial exposure to this risk.

IPO Risk

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Liquidity Risk

The Funds are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling such illiquid securities at an advantageous time or price. Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.

Derivatives Risk

The Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The various derivative instruments that the Funds may use are referenced under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in this

8	Allianz Funds

Prospectus and described in more detail under “Investment Objectives and Policies” in the Statement of Additional Information. The Funds may sometimes use derivatives as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Funds may also use derivatives for leverage, which increases opportunities for gain but also involves greater risk of loss due to leveraging risk. A Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. In addition, a Fund’s use of derivatives may increase or accelerate the amount of taxes payable by shareholders. A Fund investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Sector Specific Risks

In addition to other risks, Funds that invest a substantial portion of their assets in related industries (or “sectors”) may have greater risk because companies in these sectors may share common characteristics and may react similarly to market developments.

Technology Related Risk.  Because the Funds concentrate their investments in the technology industry, they are subject to risks particularly affecting those companies, such as the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility and limited operating histories.

The Funds may from time to time invest a substantial portion of their assets in other sectors, and during those periods will be subject to a greater extent to the risks associated with those sectors.

Foreign (Non-U.S.) Investment Risk

Because the Funds invest a substantial portion of their assets in foreign securities, they may experience more rapid and extreme changes in value than Funds that invest exclusively in securities of U.S. issuers or securities that trade exclusively in U.S. markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, market disruption, political changes, security suspensions or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a narrowly defined area such as Europe, Asia or South America, the Fund will generally have more exposure to regional economic risks including weather emergencies and natural disasters associated with foreign investments. Adverse developments in certain regions (such as Southeast Asia) can also adversely affect securities of other countries whose economies appear to be unrelated. In addition, special U.S. tax considerations may apply to a Fund’s investment in foreign securities.

EMU Countries Risk.  The Funds may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculturalization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Markets Risk

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed foreign countries. The Funds may also invest a significant portion of their assets in emerging market securities. In addition, the risks associated with investing in a narrowly defined geographic area (discussed above under “Foreign (non-U.S.) Investment Risk”) are generally more pronounced with respect to investments in emerging market countries.

Currency Risk

Funds that invest directly in foreign currencies and in securities that trade in, or receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of hedging positions, that the U.S. Dollar will decline in value relative to the currency being hedged. The

Prospectus	9

Funds are particularly sensitive to Currency Risk. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad.

Focused Investment Risk

Focusing Fund investments in a small number of issuers, industries or foreign currencies or regions increases risk. Funds, such as the RCM Global Technology Fund, that are “non-diversified” because they may invest in a relatively small number of issuers may have more risk because changes in the value of a single security or the impact of a single economic, political or regulatory occurrence may have a greater adverse impact on a Fund’s net asset value. Some of those issuers also may present substantial credit or other risks. The RCM Global Technology Fund is vulnerable to events affecting, technology companies because the Fund normally “concentrates” its investments in such companies. Similarly, the RCM Innovation Fund is vulnerable to events affecting companies which use innovative technologies to gain a strategic, competitive advantage in their industry and companies that provide and service those technologies because the Fund normally “concentrates” its investments in those companies. Also, the Funds may from time to time have greater risk to the extent they invest a substantial portion of their assets in companies in related industries such as “technology” or “financial and business services,” which may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to economic, market, political or other developments.

Leveraging Risk

Leverage, including borrowing, will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund’s portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. Such transactions and instruments may include, among others, the use of reverse repurchase agreements and other borrowings, the investment of collateral from loans of portfolio securities, or the use of when-issued, delayed-delivery or forward commitment transactions. The use of derivatives may also involve leverage. The use of leverage may also cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements.

Turnover Risk

A change in the securities held by a Fund is known as “portfolio turnover.” The Funds are particularly susceptible to this risk. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals), and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance.

Credit Risk

The Funds are subject to credit risk. This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings.

Management Risk

Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, the Sub-Adviser and each individual portfolio manager and/or portfolio management team will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

Management of the Funds

Investment Adviser and Administrator

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as the investment adviser and the administrator (serving in its capacity as administrator, the “Administrator”) for the Funds. Subject to the supervision of the Board of Trustees, the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Funds and the Funds’ business affairs and other administrative matters.

The Adviser is located at 1345 Avenue of the Americas, New York, New York 10105. Organized in 2000, the Adviser provides investment management and advisory services to private accounts of institutional and individual clients and to mutual funds. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). As of December 31, 2004, the Adviser and its investment management affiliates had approximately $564.8 billion in assets under management.

10	Allianz Funds

The Adviser has retained its investment management affiliate (“Sub-Adviser”), RCM Capital Management LLC (“RCM”), to manage each Fund’s investments. See “Sub-Adviser” below.

The Adviser has retained its affiliate, Pacific Investment Management Company LLC (“Pacific Investment Management Company”), to provide various administrative and other services required by the Funds in its capacity as sub-administrator. The Adviser and the sub-administrator may retain other affiliates to provide certain of these services.

Advisory Fees

Each Fund pays the Adviser fees in return for providing or arranging for the provision of investment advisory services. The Adviser (and not the Fund) pays a portion of the advisory fees it receives to the Sub-Adviser in return for its services.

During the most recently completed fiscal year, the Funds paid monthly advisory fees to the Adviser at the following annual rates (stated as a percentage of the average daily net assets of each Fund taken separately):

Fund	Advisory Fees
RCM Innovation	0.65%
RCM Global Technology Fund	0.95%

Administrative Fees

Each Fund pays for the administrative services it requires under what is essentially an all-in fee structure. Class A, Class B and Class C shareholders of each Fund pay an administrative fee to the Adviser, computed as a percentage of the Fund’s assets attributable in the aggregate to those classes of shares, with breakpoints at various asset levels. The Adviser, in turn, provides or procures administrative services for Class A, Class B and Class C shareholders and also bears the costs of most third-party administrative services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. In general, the administrative fee paid to the Adviser exceeds the related costs. This may not be the case for relatively small Funds. The Funds do bear other expenses which are not covered under the administrative fee which may vary and affect the total level of expenses paid by Class A, Class B and Class C shareholders, such as brokerage fees, commissions and other transaction expenses, costs of borrowing money, including interest expenses, extraordinary expenses (such as litigation and indemnification expenses) and fees and expenses of the Trust’s disinterested Trustees and their counsel.

Class A, B and C shareholders of the Funds pay the Adviser monthly administrative fees at the following annual rates (stated as a percentage of the average daily net assets attributable in the aggregate to the Fund’s Class A, Class B and Class C shares):

Fund	Administrative Fees*
RCM Innovation	0.40%
RCM Global Technology	0.45	%**

*	The Administrative Fee rate for the RCM Innovation Fund is subject to a reduction of 0.025% on assets in excess of $500 million, an additional 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion and an additional 0.025% on assets in excess of $5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The Administrative Fee rate for the RCM Global Technology Fund is subject to a reduction of 0.025% on assets in excess of $1 billion, an additional 0.025% on assets in excess of $2.5 billion, an additional 0.05% on assets in excess of $5 billion and an additional 0.025% on assets in excess of $7.5 billion, each based on the Fund’s average daily net assets attributable in the aggregate to its Class A, B, C, D and R shares. The administrative fee and breakpoint schedules for the RCM Global Technology Fund reflect the administrative fee in effect beginning April 1, 2005.
**	The Administrator had previously agreed to lower the administrative fee rate payable with respect to each class of the RCM Global Technology Fund’s shares by 0.10% upon the consummation of the proposed reorganization of the RCM Innovation Fund into the RCM Global Technology Fund (assuming such reorganization occurred). The Administrator has since agreed to not make such fee reduction contingent upon the reorganization and to instead implement such 0.10% reduction effective April 1, 2005. Such reduction is reflected in the preceding table. It is not expected that administrative fees will be further reduced in connection with the proposed reorganization.

Allianz Global Fund Management, the Distributor and their affiliates may make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including, without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) an annual fee of up to 0.25% (up to 0.20% for Class A, B or C shares plus a 0.25% trailing commission) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the Distributor and their affiliates.

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Sub-Adviser

The Sub-Adviser has full investment discretion and makes all determinations with respect to the investment of a Fund’s assets, subject to the general supervision of the Adviser and the Board of Trustees.

RCM is located at Four Embarcadero Center, San Francisco, CA 94111. Established in 1998, and the successor to the business of its prior holding company, Dresdner RCM Global Investors US Holdings LLC, RCM provides advisory services to mutual funds and institutional accounts. RCM was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

The RCM Global Technology and RCM Innovation Funds are managed by Walter C. Price, CFA, and Huachen Chen, CFA. Mr. Price is a Managing Director, Senior Analyst and Portfolio Manager on the Global Technology Team. He joined RCM in 1974 as a Senior Securities Analyst in technology and since 1985, he has had increasing portfolio responsibility for technology stocks. Mr. Chen is a Senior Portfolio Manager. He joined RCM in 1974 as a Securities Analyst. He has covered many sectors within technology, as well as the electrical equipment and multi-industry areas. Messrs. Price and Chen have co-managed many technology portfolios together.

Adviser/Sub-Adviser Relationship

Shareholders of the RCM Global Technology Fund have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless those affiliates are substantially wholly-owned by Allianz. Subject to the ultimate responsibility of the Board of Trustees, the Adviser has the responsibility to oversee any Sub-Adviser and to recommend its hiring, termination and replacement.

Distributor

The Trust’s Distributor is Allianz Global Investors Distributors LLC, an affiliate of the Adviser. The Distributor, located at 2187 Atlantic Street, Stamford, CT 06902, is a broker-dealer registered with the Securities and Exchange Commission.

Regulatory and Litigation Matters

On September 13, 2004, PA Fund Management LLC (now Allianz Global Investors Fund Management LLC) (“PAFM”), PEA Capital LLC (“PEA”) and PA Distributors LLC (now Allianz Global Investors Distributors LLC) (“PAD”) reached an agreement with the SEC in settlement of a complaint filed against PAFM, PEA, and PAD in the U.S. District Court in the Southern District of New York on May 6, 2004. The complaint alleged violations of various antifraud provisions of the federal securities laws in connection with an alleged market timing arrangement involving trading of shares of the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now the RCM Innovation Fund) and the PEA Target Fund. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the Commission (the “SEC Order”) and, without admitting or denying the findings contained in the SEC Order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, PAFM, PEA and PAD agreed to pay a civil monetary penalty of $40 million and disgorgement of $10 million. The SEC Order requires PAFM, PEA and PAD to retain an independent distribution consultant to develop a distribution plan in consultation with them and acceptable to the staff of the Commission and the Trust’s Independent Trustees. The distribution plan is to provide for shareholders of the noted Funds to receive, from the penalties and disgorgement paid according to the SEC Order, their proportionate share of losses alleged to have been incurred by the Funds due to market timing and a proportionate share of advisory fees paid by such Funds during the period of such market timing. The SEC Order reduces the $10,000,000 disgorgement by the approximately $1.6 million paid by PEA in February 2004 to the Funds involved.

On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with PAD and PEA and their parent, Allianz Global Investors of America L.P. (“Allianz”), in connection with the complaint filed by the New Jersey Attorney General on February 17, 2004. The complaint alleged failure to disclose arrangements involving “market timing” in the PEA Growth Fund, the PEA Opportunity Fund, the PEA Innovation Fund (now RCM Innovation Fund), the PEA Target Fund and certain other affiliated funds. In the New Jersey Settlement, Allianz, PAD and PEA neither

12	Allianz Funds

admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes.

On September 15, 2004, PAFM, PEA and PAD reached an agreement with the SEC in settlement of a subpoena issued to PAD on January 21, 2004 by the Commission captioned “Morgan Stanley (P-01021)” relating to revenue sharing and the use of brokerage commissions in connection with the sale of mutual fund shares. Under the terms of the settlement, PAFM, PEA and PAD consented to the entry of an order by the SEC (the “SEC Directed Brokerage Order”) and agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, PAFM and PAD agreed to pay jointly a civil money penalty of $4,000,000, PEA agreed to pay a civil money penalty of $1,000,000 and PAFM, PEA and PAD agreed to pay jointly disgorgement of $6,602,000. The disgorgement for each Fund is based upon the amount of brokerage commissions from each Fund that the SEC Directed Brokerage Order found to have been paid in connection with shelf-space arrangements and is equal to the amount which was alleged to have been PAD’s benefit. Those amounts were paid on September 15, 2004 to the following Funds in the indicated amounts: $877,235 to the PEA Growth Fund; $38,847 to the PEA Growth & Income Fund; $29,218 to the PEA Opportunity Fund; $1,115,103 to the PEA Value Fund (now OCC Value Fund); $168,746 to the PEA Target Fund; $1,336,871 to the PEA Innovation Fund (now RCM Innovation Fund); and $3,035,980 to the PEA Renaissance Fund (now OCC Renaissance Fund).

In a related action, PAD reached and agreement with the California Attorney General on September 15, 2004 in settlement of a subpoena issued to Allianz relating to revenue sharing and the use of brokerage commissions to pay for distribution. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California Attorney General in the Superior Court of the State of California. Under the terms of the settlement, PAD agreed to pay $5,000,000 in civil penalties and $4,000,000 in recognition of the California Attorney General’s fees and costs associated with the investigation and related matters.

Since February, 2004, PAFM, PEA, PAD and certain of their affiliates and employees, the Funds, the Funds’ sub-adviser, other PIMCO Funds and the Trustees of the Trust have been named as defendants in 14 lawsuits filed in U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the District of Maryland; four of those lawsuits concern “revenue sharing” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of the Funds during specified periods or as derivative actions on behalf of the Funds. The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PAFM, PEA, PAD and the Trust believe that other similar lawsuits may be filed in federal or state courts naming Allianz, PAFM, PEA, PAD, the sub-adviser, the Funds, other PIMCO Funds, the Trust, the Trustees and/or their affiliates and employees.

A putative class action lawsuit captioned Charles Mutchka et al., v. Brent R. Harris, et al., was filed in U.S. District Court for the Central District of California on January 10, 2005, alleging on behalf of a putative class of all shareholders of series of the Trust that the trustees, PAFM and its affiliates breached duties owed to shareholders by failing to participate in settlements of prior securities class action litigation against public companies whose securities were held in the funds’ portfolios. The complaint seeks unspecified compensatory and punitive damages, forfeiture of commissions and fees, as well as other forms of relief.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PAFM, PEA, PAD and/or Allianz, they and their affiliates (including the Funds’ sub-adviser) would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Funds. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PAFM, PEA, PAD, Allianz and certain of their affiliates (including the sub-adviser) (together, the “Applicants”) sought exemptive relief from the SEC under Section 9(c) of the Investment Company Act. The SEC granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order.

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In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased Fund redemptions or other adverse consequences to the Funds. However, PAFM, PEA and PAD believe that these matters are not likely to have a material adverse effect on the Funds or on PAFM’s, PEA’s or PAD’s ability to perform their respective investment advisory or distribution services relating to the Funds.

The foregoing speaks only as of the date of this Prospectus. While there may be additional litigation or regulatory developments in connection with the matters discussed above, the foregoing disclosure of litigation and regulatory matters will be updated if those developments are likely to have a material adverse affect on the Funds or on the ability of Allianz Global Fund Management, Allianz Global Distributors or the sub-adviser to perform their respective contracts with respect to the Funds.

14	Allianz Funds

Investment Options—Class A, B and C Shares

The Trust offers investors Class A, Class B and Class C shares of each Fund. Each class of shares is subject to different types and levels of sales charges and other fees than the other classes and bears a different level of expenses.

The class of shares that is best for you depends upon a number of factors, including the amount and the intended length of your investment. The following summarizes key information about each class to help you make your investment decision, including the various expenses associated with each class and the payments made to financial intermediaries for distribution and other services. More extensive information about the Trust’s multi-class arrangements is included in the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is included as part of the Statement of Additional Information and can be obtained free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Class A Shares

•	You pay an initial sales charge of up to 5.50% when you buy Class A shares. The sales charge is deducted from your investment so that not all of your purchase payment is invested.

•	You may be eligible for a reduction or a complete waiver of the initial sales charge under a number of circumstances. For example, you normally pay no sales charge if you purchase $1,000,000 or more of Class A shares. Please see the Guide for details.

•	Class A shares are subject to lower 12b-1 fees than Class B or Class C shares. Therefore, Class A shareholders generally pay lower annual expenses and receive higher dividends than Class B or Class C shareholders.

•	You normally pay no contingent deferred sales charge (“CDSC”) when you redeem Class A shares, although you may pay a 1% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. The Class A CDSC is waived for certain categories of investors and does not apply if you are otherwise eligible to purchase Class A shares without a sales charge. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

Class B Shares

•	You do not pay an initial sales charge when you buy Class B shares. The full amount of your purchase payment is invested initially.

•	You normally pay a CDSC of up to 5% if you redeem Class B shares during the first six years after your initial purchase. The amount of the CDSC declines the longer you hold your Class B shares. You pay no CDSC if you redeem during the seventh year and thereafter. The Class B CDSC is waived for certain categories of investors. Please see the Guide for details.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days of acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	Class B shares are subject to higher 12b-1 fees than Class A shares for the first seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) they are held. During this time, Class B shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class B shares purchased on or before December 31, 2001 or after September 30, 2004 automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004). After the conversion takes place, the shares are subject to the lower 12b-1 fees paid by Class A shares.

•	For more information about the CDSC calculation and conversion date of shares received in an exchange, please see the Guide.

Class C Shares

•	You do not pay an initial sales charge when you buy Class C shares. The full amount of your purchase payment is invested initially.

•	A redemption fee of 2.00% will generally apply to any shares that are exchanged or redeemed within 60 days at acquisition (including acquisition by exchange). See “How to Buy and Sell Shares—Redemption Fees.”

•	You normally pay a CDSC of 1% if you redeem Class C shares of the Funds during the first eighteen months (for the RCM Global Technology Fund) or twelve months (for the RCM Innovation Fund) after your initial purchase. The Class C CDSC is waived for certain categories of investors. Please see the Guide for details.

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•	Class C shares are subject to higher 12b-1 fees than Class A shares. Therefore, Class C shareholders normally pay higher annual expenses and receive lower dividends than Class A shareholders.

•	Class C shares do not convert into any other class of shares. Because Class B shares convert into Class A shares after seven (or eight) years, Class C shares will normally be subject to higher expenses and will pay lower dividends than Class B shares if the shares are held for more than seven (or eight) years.

All Classes

Some or all of the payments described below are paid or “reallowed” to financial intermediaries. See the SAI and the Guide for details. The following provides additional information about the sales charges and other expenses associated with Class A, Class B and Class C shares.

Initial Sales Charges Class A Shares

This section includes important information about sales charge reduction programs available to investors in Class A shares of the Funds and describes information or records you may need to provide to the Distributor or your financial intermediary in order to be eligible for sales charge reduction programs.

Unless you are eligible for a waiver, the public offering price you pay when you buy Class A shares of the Funds is the net asset value (“NAV”) of the shares plus an initial sales charge. The initial sales charge varies depending upon the size of your purchase, as set forth below. Investors that purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of 1% if they redeem such shares during the first 18 months after their purchase. See “CDSCs on Class A Shares” below.

Initial Sales Charge—Class A Shares

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price
$0–$49,999	5.82%	5.50%
$50,000–$99,999	4.71%	4.50%
$100,000–$249,999	3.63%	3.50%
$250,000–$499,999	2.56%	2.50%
$500,000–$999,999	2.04%	2.00%
$1,000,000 +	0.00%	0.00%

Investors in the Funds may reduce or eliminate sales charges applicable to purchases of Class A shares through utilization of the Combined Purchase Privilege, the Cumulative Quantity Discount (Right of Accumulation), a Letter of Intent or the Reinstatement Privilege. These programs, which apply to purchases of one of more funds that are series of the Trust or PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (other than the Money Market Fund) that offer Class A shares (together, “Eligible Funds”), are summarized below and are described in greater detail in the Guide.

Combined Purchase Privilege.  Investors may qualify for a reduced sales charge on Class A shares by combining purchases of Class A shares of Eligible Funds into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The following may be deemed to be a Single Purchase: certain purchases by an individual investor’s spouse or children that may be combined with an investor’s purchase, single purchases by a fiduciary for multiple beneficiaries and single purchases for employee benefit plans of a single employer. Please see the Guide for details.

Cumulative Quantity Discount (Right of Accumulation).  A purchase of Class A shares of any Eligible Fund may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i) the amount of the investor’s total current purchase (including any sales charge);

(ii) the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii) the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

Please see the Guide for restrictions applicable to shares held by certain employer-sponsored benefit programs.

16	Allianz Funds

Letter of Intent.  An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intent to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. A Letter of Intent is not a binding obligation to purchase the full amount indicated. Shares purchased with the first 5% of the amount indicated in the Letter will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Reinstatement Privilege.  A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at NAV without any sales charge, provided that such investment is made within 120 calendar days after the redemption or repurchase date. The limitations and restrictions of this program are fully described in the Guide.

Method of Valuation of Accounts.  To determine whether a shareholder qualifies for a reduction in sales charge on a purchase of Class A shares of Eligible Funds, the offering price of the shares is used for purchases relying on the Combined Purchase Privilege or a Letter of Intent and the amount of the total current purchase (including any sales load) plus the net asset value (at the close of business on the day of the current purchase) of shares previously acquired is used for the Cumulative Quantity Discount.

Sales at Net Asset Value.  In addition to the programs summarized above, the Funds may sell their Class A shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: Trustees of the Funds; employees of the Adviser, Sub-Adviser and Distributor; employees of participating brokers; certain trustees or other fiduciaries purchasing shares for retirement plans; participants investing in certain “wrap accounts” and investors who purchase shares through a participating broker who has waived all or a portion of the payments it normally would receive from the Distributor at the time of purchase. In addition, Class A shares of the Funds issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Required Shareholder Information and Records.  In order for investors in Class A shares of the Funds to take advantage of sales charge reductions, an investor or his or her financial intermediary must notify the Distributor that the investor qualifies for such a reduction. If the Distributor is not notified that the investor is eligible for these reductions, the Distributor will be unable to ensure that the reduction is applied to the investor’s account. An investor may have to provide certain information or records to his or her financial intermediary or the Distributor to verify the investor’s eligibility for breakpoint privileges or other sales charge waivers. An investor may be asked to provide information or records, including account statements, regarding shares of the Funds or other Eligible Funds held in:

•	all of the investor’s accounts held directly with the Trust or through a financial intermediary;

•	any account of the investor at another financial intermediary; and

•	accounts of related parties of the investor, such as members of the same family or household, at any financial intermediary.

The Trust makes available free of charge and in a clear and prominent format, on the Fund’s Web site at http://www.allianzinvestors.com, information regarding eliminations of and reductions in sales loads associated with Eligible Funds.

Class B and Class C Shares

As discussed above, Class B and Class C shares are not subject to an initial sales charge.

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Contingent Deferred Sales Charges (CDSCs)Class B and Class C Shares

Unless you are eligible for a waiver, if you sell (redeem) your Class B or Class C shares within the time periods specified below, you will pay a CDSC according to the following schedules. For investors investing in Class B or Class C shares of the Funds through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Class B Shares

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0*

*	After the seventh year, Class B shares purchased on or before December 31, 2001 or after September 30, 2004 convert into Class A shares. As noted above, Class B shares purchased after December 31, 2001 but before October 1, 2004, convert into Class A shares after eight years.

Class C Shares

Fund	CDSC Period
RCM Innovation	12 months
RCM Global Technology	18 months

CDSCs on Class A Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of Class A shares (and, thus, pay no initial sales charge) will be subject to a 1% CDSC if the shares are redeemed within 18 months of their purchase. The Class A CDSC does not apply if you are otherwise eligible to purchase Class A shares without an initial sales charge or if you are eligible for a waiver of the CDSC. See “Reductions and Waivers of Initial Sales Charges and CDSCs” below.

How CDSCs are CalculatedShares Purchased After December 31, 2001

Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either your original purchase price or the then current net asset value of the shares being sold, whichever is lower. To illustrate this point, consider shares purchased at an NAV per share of $10. If the Fund’s NAV per share at the time of redemption is $12, the CDSC will apply to the purchase price of $10. If the NAV per share at the time of redemption is $8, the CDSC will apply to the $8 current NAV per share. CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

For example, the following illustrates the operation of the Class B CDSC:

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

How CDSCs are CalculatedShares Purchased on or Before December 31, 2001

For shares purchased on or before December 31, 2001, the manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) differs from that described above. For these shares, a CDSC is imposed on redemptions of Class B and Class C shares (and where applicable, Class A shares) on the amount of the redemption which causes the current value of your shares for the particular class of shares of a Fund to fall below the total dollar amount of your purchase payments subject to the CDSC. However, no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions of if the amount redeemed is derived from increases in the value of your account above the amount of the purchase payments subject to the CDSC. CDSCs are deducted from the proceeds of your redemption, not from amounts remaining in your account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur all the lowest CDSC.

18	Allianz Funds

For example, the following illustrates the operation of the Class B CDSC on shares purchased on or before December 31, 2001.

•	Assume that an individual opens an account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate 5%, the Class B CDSC would be $100.

Shares that are received in exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged. In addition, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged and will convert into Class A shares at the same time as the original shares would have converted into Class A shares. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged.

Reductions and Waivers of Initial Sales Charges and CDSCs

The initial sales charges on Class A shares and the CDSCs on Class A, Class B and Class C shares may be reduced or waived under certain purchase arrangements and for certain categories of investors. Please see the Guide for details. The Guide is available free of charge from the Distributor. See “How to Buy and Sell Shares—Allianz Funds and PIMCO Funds Shareholders’ Guide” below.

Distribution and Servicing (12b-1) Plans

The Funds pay fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of Fund shares (“distribution fees”) and/or in connection with personal services rendered to Fund shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to Distribution and Servicing Plans (“12b-1 Plans”) adopted by each Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940.

There is a separate 12b-1 Plan for each class of shares offered in this Prospectus. Class A shares pay only servicing fees. Class B and Class C shares pay both distribution and servicing fees. The following lists the maximum annual rates at which the distribution and/or servicing fees may be paid under each 12b-1 Plan (calculated as a percentage of each Fund’s average daily net assets attributable to the particular class of shares):

All Funds	Servicing Fee	Distribution Fee
Class A	0.25%	None
Class B	0.25%	0.75%
Class C	0.25%	0.75%

Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges. Therefore, although Class B and Class C shares may not pay initial sales charges, the distribution fees payable on Class B and Class C shares may, over time, cost you more than the initial sales charge imposed on Class A shares. Also, because Class B shares convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004) and are not subject to distribution fees after the conversion, an investment in Class C shares may cost you more over time than an investment in Class B shares.

Payments to Financial Firms

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. Please see the SAI and Guide for more details. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurances companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates (for purposes of this section only, collectively, the “Distributor”) may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their

Prospectus	19

customers, placing the Funds on the financial firms’ preferred or recommended fund list, granting the Distributor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of Allianz Funds (the “Trust”), other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial firms based upon factors such as the amount of assets of a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor.

The additional payments described above are made at the Distributor’s expense. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial firms that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

For further details about payments made by the Distributor to financial firms, please see the SAI and Guide.

The Distributor also makes payments for recordkeeping and other transfer agency services to financial intermediaries that sell Fund shares. Please see “Management of the Funds—Administrative Fees” above.

How Fund Shares Are Priced

The net asset value (“NAV”) of a Fund’s Class A, Class B and Class C shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The market value for NASDAQ National Market and SmallCap securities may also be calculated using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to procedures established by the Board of Trustees, with reference to other securities or indices. Short-term

20	Allianz Funds

investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Global Technology Fund may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting at their direction pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may also help deter “stale price arbitrage,” as discussed below under “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

How to Buy and Sell Shares

The following section provides basic information about how to buy, sell (redeem) and exchange shares of the Funds.

Allianz Funds and PIMCO Funds Shareholders' Guide

More detailed information about the Trust’s purchase, sale and exchange arrangements for Fund shares is provided in the Allianz Funds and PIMCO Funds Shareholders’ Guide, which is included in the Statement of Additional Information and can be obtained free of charge from the Distributor by written request or by calling 1-800-426-0107. The Guide provides technical information about the basic arrangements described below and also describes special purchase, sale and exchange features and programs offered by the Trust, including:

•	Automated telephone and wire transfer procedures
•	Automatic purchase, exchange and withdrawal programs
•	Programs that establish a link from your Fund account to your bank account
•	Special arrangements for tax-qualified retirement plans
•	Investment programs which allow you to reduce or eliminate initial sales charges
•	Categories of investors that are eligible for waivers or reductions of initial sales charges and CDSCs

Calculation of Share Price and Redemption Payments

When you buy shares of the Funds, you pay a price equal to the NAV of the shares, plus any applicable sales charge. When you sell (redeem) shares, you receive an amount equal to the NAV of the shares, minus any applicable CDSC, redemption fee or other fee. NAVs are determined at the close of regular trading (normally, 4:00 p.m., Eastern time) on the New York Stock Exchange on each day the New York Stock Exchange is open. See “How Fund Shares Are Priced” above for details. Generally, purchase and redemption orders for Fund shares are processed at the NAV next calculated after your order is received by the Distributor. There are certain exceptions where an order is received by a broker or dealer prior to the close of regular trading on the New York Stock Exchange and then transmitted to the Distributor after the NAV has been calculated for that day (in which case the order may be processed at that day’s NAV). Please see the Guide for details.

Prospectus	21

The Trust does not calculate NAVs or process orders on days when the New York Stock Exchange is closed. If your purchase or redemption order is received by the Distributor on a day when the New York Stock Exchange is closed, it will be processed on the next succeeding day when the New York Stock Exchange is open (at the succeeding day’s NAV).

Disclosure Regarding the RCM Innovation Fund

On December 17, 2004, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization pursuant to which the RCM Innovation Fund (the Acquiring Fund”) would be reorganized on a tax-free basis with and into the RCM Global Technology Fund (the “Acquiring Fund”). The proposed transaction between the RCM Innovation Fund and the RCM Global Technology Fund is referred to as the “Reorganization.” The closing date (the “Closing Date”) of the Reorganization is expected to be sometime in the second quarter of this year, although the Reorganization may be delayed.

In anticipation of the Reorganization, the Acquired Fund may sell certain assets, will incur transaction costs, will recognize taxable gain or loss on any such sales, and will distribute any net gains from any such sales (as increased by net gains or reduced by net losses previously recognized during the year, and as reduced by any available capital loss carryforwards) to its shareholders in taxable distributions. Since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, if the Acquiring Fund has unrealized gains that are later realized and distributed, they will be allocated a proportionate share of these “built-in” gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

In addition, in connection with the Reorganization, the Acquired Fund no longer sells shares to new investors or to existing shareholders and is no longer eligible for exchanges from other series of the Trust or PIMCO Funds.

The consummation of the Reorganization is subject to a number of conditions, including the approval of the holders of a majority of the outstanding shares of the Acquired Fund at a duly called shareholder meeting of the Acquired Fund.

The Prospectus will be supplemented or revised if these events do not occur substantially in accordance with the schedule outlined above.

Buying Shares

You can buy Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may establish higher minimum investment requirements than the Trust and may also independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return. Shares you purchase through your broker, dealer or other intermediary will normally be held in your account with that firm.

•	Directly from the Trust. To make direct investments, you must open an account with the Distributor and send payment for your shares either by mail or through a variety of other purchase options and plans offered by the Trust.

If you wish to invest directly by mail, please send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

The Trust accepts all purchases by mail subject to collection of checks at full value and conversion into federal funds. You may make subsequent purchases by mailing a check to the address above with a letter describing the investment or with the additional investment portion of a confirmation statement. Checks for subsequent purchases should be payable to Allianz Global Investors Distributors LLC and should clearly indicate your account number. Please call the Distributor at 1-800-426-0107 if you have any questions regarding purchases by mail.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, third-party checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

22	Allianz Funds

The Guide describes a number of additional ways you can make direct investments, including through the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. No share certificates will be issued unless specifically requested in writing.

An investor should invest in the Funds for long-term investment purposes only. The Trust reserves the right to refuse purchases if, in the judgment of the Adviser, the purchases would adversely affect a Fund and its shareholders. In particular, the Trust and the Adviser each reserves the right to restrict purchases of Fund shares (including exchanges) when a pattern of frequent purchases and sales made in response to short-term fluctuations in share price appears evident. Notice of any such restrictions, if any, will vary according to the particular circumstances.

Investment Minimums.  The following investment minimums apply for purchases of Class A, Class B and Class C shares.

Initial Investment	Subsequent Investments
$5,000 per Fund	$100 per Fund

Lower minimums may apply for certain categories of investors, including certain tax-qualified retirement plans, and for special investment programs and plans offered by the Trust, such as the Allianz Funds and PIMCO Funds Auto-Invest and Allianz Funds and PIMCO Funds Fund Link programs. Please see the Guide for details.

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, you will be charged a fee at the annual rate of $16 if your account balance for any Fund falls below a minimum level of $2,500, except for Uniform Gift to Minors, IRA, Roth IRA, employer-sponsored retirement plan accounts, Money Purchase and/or Profit Sharing plans, 401(k) plans, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SAR/SEPs, Auto-Invest and Auto-Exchange accounts, for which the limit is $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) However, you will not be charged this fee if the aggregate value of all of your PIMCO Funds accounts is at least $50,000. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. Lower minimum balance requirements and waivers of the small account fee apply for certain categories of investors. Please see the Guide for details.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, you are asked to maintain an account balance in each Fund in which you invest of at least the minimum investment necessary to open the particular type of account. If your balance for any Fund remains below the minimum for three months or longer, the Administrator has the right (except in the case of employer-sponsored retirement accounts) to redeem your remaining shares and close that Fund account after giving you 60 days to increase your balance. Your Fund account will not be liquidated if the reduction in size is due solely to a decline in market value of your Fund shares or if the aggregate value of all your Allianz Funds and PIMCO Funds accounts exceeds $50,000.

Exchanging Shares

Except as provided below and/or in the applicable Funds’ or series’ prospectus(es), you may exchange your Class A, Class B or Class C shares of any Fund for the same Class of shares of any other Fund or of another series of the Trust or PIMCO Funds. Unless eligible for a waiver, shareholders who exchange (or redeem) shares of the Funds within 60 days of the acquisition will be subject to a Redemption Fee of 2.00% of the NAV of the shares exchanged. See “Redemption Fees” below. Shares are exchanged on the basis of their respective NAVs, minus the Redemption Fee, next calculated after your exchange order is received by the Distributor. Currently, the Trust does not charge any other exchange fees or charges. Exchanges are subject to the $5,000 minimum initial purchase requirements for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. In addition, an exchange is generally a taxable event which will generate capital gains or losses, and special rules may apply in computing tax basis when determining gain or loss. If you maintain your account with the Distributor, you may exchange shares by completing a written exchange request and sending it to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. You can get an exchange form by calling the Distributor at 1-800-426-0107.

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The Trust reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Adviser, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market-timing” strategies may be deemed by the Adviser to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege with respect to Class A, B and C shares. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners.

The Guide provides more detailed information about the exchange privilege, including the procedures you must follow and additional exchange options. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107. See “Allianz Funds and PIMCO Funds Shareholders’ Guide” above.

Abusive Trading Practices

The Trust generally encourages shareholders to invest in the Funds as part of a long-term investment strategy. The Trust discourages excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trust’s Board has adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trust seeks to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trust imposes redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trust seeks to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities. See “How Fund Shares Are Priced” below for more information.

Third, the Trust seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trust and the Adviser each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trust or of the Adviser, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trust may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trust and its service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trust will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

Selling Shares

You can sell (redeem) Class A, Class B or Class C shares of the Funds in the following ways:

•	Through your broker, dealer or other financial intermediary. Your broker, dealer or other intermediary may independently charge you transaction fees and additional amounts (which may vary) in return for its services, which will reduce your return.

24	Allianz Funds

•	Directly from the Trust by Written Request. To redeem shares directly from the Trust by written request (whether or not the shares are represented by certificates), you must send the following items to the Trust’s Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1) a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2) for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “Signature Guarantee” below;

(3) any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4) any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record. Transfers of shares are subject to the same requirements.

A signature guarantee is not required for redemptions requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, if you have any questions about these requirements you should contact the Transfer Agent in writing or call 1-800-426-0107 before submitting a request. Written redemption or transfer requests will not be honored until all required documents in the proper form have been received by the Transfer Agent. You can not redeem your shares by written request to the Trust if they are held in broker “street name” accounts—you must redeem through your broker.

If the proceeds of your redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records, or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described under “Signature Guarantee” below. The Distributor may, however, waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified retirement plan, the administrator for which has an agreement with the Distributor.

The Guide describes a number of additional ways you can redeem your shares, including:

•	Telephone requests to the Transfer Agent
•	Allianz Funds and PIMCO Funds Automated Telephone System (ATS)
•	Expedited wire transfers
•	Automatic Withdrawal Plan
•	Allianz Funds and PIMCO Funds Fund Link

Unless you specifically elect otherwise, your initial account application permits you to redeem shares by telephone subject to certain requirements. To be eligible for ATS, expedited wire transfer, Automatic Withdrawal Plan, and Fund Link privileges, you must specifically elect the particular option on your account application and satisfy certain other requirements. The Guide describes each of these options and provides additional information about selling shares. You can obtain a Guide free of charge from the Distributor by written request or by calling 1-800-426-0107.

Other than an applicable CDSC or the Redemption Fee, you will not pay any special fees or charges to the Trust or the Distributor when you sell your shares. However, if you sell your shares through your broker, dealer or other financial intermediary, that firm may charge you a commission or other fee for processing your redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Timing of Redemption Payments

Redemption proceeds will normally be mailed to the redeeming shareholder within seven calendar days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer. Under unusual circumstances, the Trust may delay your redemption payments for more than seven days, as permitted by law.

Prospectus	25

Redemptions In Kind

The Trust has agreed to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, the Trust may pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that your shares would ever be redeemed in kind. If your shares are redeemed in kind, you should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Redemption Fees

Investors in Class A, Class B and Class C shares of the Funds will be subject to a “Redemption Fee” on redemptions and exchanges of 2.00% of the net asset value of the shares redeemed or exchanged (based on the total redemption proceeds after any applicable deferred sale charge). Redemption Fees will only be charged on shares redeemed or exchanged within 60 days of their acquisition (i.e., beginning on the 61st day after their acquisition, such shares will no longer be subject to the Redemption Fee), including shares acquired through exchanges.

In cases where redeeming shareholders hold shares acquired on different dates, the first-in/first-out (“FIFO”) method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new 60 day time period begins with each acquisition of shares through a purchase or exchange. For example, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted automatically from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs describe below and are not paid to or retained by the Adviser, the Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Funds’s underlying beneficial owners.

Limitations on the Assessment of Redemption Fees.  The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through retirement plans or financial intermediaries (for example, through certain broker-dealer omnibus accounts or record keeping organizations) that have not agreed to assess or collect the Redemption Fee from such shareholders; or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders; or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due to these limitations on the assessment of the Redemption Fee, the Funds’ use of Redemption Fees may not successfully eliminate successive short-term trading in shares of the Funds.

26	Allianz Funds

Waivers of Redemption Fees.   In the following situations, the Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment is the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Adviser or the Trust may determine in its sole discretion. The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans.  Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment. Redemption Fees generally will apply to other participant directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trust may eliminate or modify the waivers enumerated above at any time, in its sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Certificated Shares

If you are redeeming shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “Signature Guarantee” below. The Trust may request further documentation from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians. Your redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount. The Trust may change the signature guarantee requirements from time to time upon notice to shareholders, which may be given by means of a new or supplemented prospectus.

Verification of Identity

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new

Prospectus	27

account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

1.    Name.

2.    Date of birth (for individuals).

3.    Residential or business street address.

4.    Social security number, taxpayer identification number, or other identifying number.

Federal law prohibits the Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Request for Multiple Copies of Shareholder Documents

To reduce expenses, it is intended that only one copy of the Fund’s prospectus and each annual and semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-426-0107. Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

Fund Distributions

Each Fund distributes substantially all of its net investment income to shareholders in the form of dividends. You begin earning dividends on Fund shares the day after the Trust receives your purchase payment. Dividends paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the distribution fees applicable to Class B and Class C shares. Each Fund intends to declare and distribute income dividends to shareholders of record at least annually. In addition, each Fund distributes any net capital gains it earns from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

You can choose from the following distribution options:

•	Reinvest all distributions in additional shares of the same class of your Fund at NAV. This will be done unless you elect another option.
•	Invest all distributions in shares of the same class of any other Fund or another series of the Trust or PIMCO Funds which offers that class at NAV. You must have an account existing in the Fund or series selected for investment with the identical registered name. You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.
•	Receive all distributions in cash (either paid directly to you or credited to your account with your broker or other financial intermediary). You must elect this option on your account application or by a telephone request to the Transfer Agent at 1-800-426-0107.

You do not pay any sales charges on shares you receive through the reinvestment of Fund distributions.

If you elect to receive Fund distributions in cash and the postal or other delivery service is unable to deliver checks to your address of record, the Trust’s Transfer Agent will hold the returned checks for your benefit in a non-interest bearing account.

For further information on distribution options, please contact your broker or call the Distributor at 1-800-426-0107.

28	Allianz Funds

Tax Consequences

•	Taxes on Fund distributions. If you are subject to U.S. federal income tax, you will be subject to tax on Fund distributions whether you received them in cash or reinvested them in additional shares of the Funds. For federal income tax purposes, Fund distributions will be taxable to you as either ordinary income or capital gains.

Fund dividends (i.e., distributions of investment income) are taxable to you as ordinary income. Federal taxes on Fund distributions of gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of gains from investments that a Fund owned for more than 12 months will generally be taxable to you as capital gains. Long-term capital gains applicable to individuals have been temporarily reduced—in general to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2008. Distributions of gains from investments that the Fund owned for 12 months or less and gains on bonds characterized as market discount will generally be taxable to you as ordinary income. For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Funds as derived from “qualified dividend income” will be taxed at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund level.

Fund distributions are taxable to you even if they are paid from income or gains earned by a Fund prior to your investment and thus were included in the price you paid for your shares. For example, if you purchase shares on or just before the record date of a Fund distribution, you will pay full price for the shares and may receive a portion of your investment back as a taxable distribution.

•	Taxes when you sell (redeem) or exchange your shares. Any gain resulting from the sale of Fund shares will generally be subject to federal income tax. When you exchange shares of a Fund for shares of another series, the transaction generally will be treated as a sale of the Fund shares for these purposes, and any gain on those shares will generally be subject to federal income tax.

•	A Note on Foreign Investments. A Fund’s investment in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s yield on those securities would be decreased. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. Shareholders of the RCM Global Technology Fund may be entitled to claim a credit or deduction with respect to foreign taxes.

As described in the Statement of Additional Information under the section captioned “Taxation,” the Funds are required to apply backup withholding to certain taxable distributions including, for example, distributions paid to any individual shareholder who fails to properly furnish the Funds with a correct taxpayer identification number. Under the Act, the backup withholding rate will be 28% for amounts paid through 2010 and 31% for amounts paid thereafter.

This section relates only to federal income tax consequences of investing in the Funds; the consequences under other tax laws may differ. You should consult your tax advisor as to the possible application of foreign, state and local income tax laws to Fund dividends and capital distributions. Please see the Statement of Additional Information for additional information regarding the tax aspects of investing in the Funds.

Characteristics and Risks of Securities and Investment Techniques

This section provides additional information about some of the principal investments and related risks of the Funds identified under “Summary Information” above. It also describes characteristics and risks of additional securities and investment techniques that are not necessarily principal investment strategies but may be used by the Funds from time to time. Most of these securities and investment techniques are discretionary, which means that the portfolio managers can decide whether to use them or not. This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Adviser, the Sub-Adviser and the individual portfolio managers. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.

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Fixed Income Securities and Defensive Strategies

Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include corporate and government bonds, notes, certificates of deposit, commercial paper, convertible securities and mortgage-backed and other asset-backed securities. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. As interest rates rise, the value of fixed income securities can be expected to decline. Fixed income securities with longer “durations” (defined below) tend to be more sensitive to interest rate movements than those with shorter durations. The timing of purchase and sale transactions in debt obligations may result in capital appreciation or depreciation because the value of debt obligations varies inversely with prevailing interest rates.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The RCM Innovation Fund will invest primarily in common stocks, and may also invest in other kinds of equity securities, including preferred stocks and securities (including fixed income securities and warrants) convertible into or exercisable for common stocks. The Fund may also invest a portion of its assets in fixed income securities. The Fund may temporarily hold up to 100% of its assets in short-term U.S. Government securities and other money market instruments for defensive purposes in response to unfavorable market and other conditions.

Under normal market conditions, the RCM Global Technology Fund will invest primarily in equity securities. In addition, the RCM Global Technology Fund may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by Standard & Poor’s, Moody’s or another recognized international rating organization. When the Sub-Adviser believes that either of the Funds should adopt a temporary defensive posture, the Fund may hold all or a substantial portion of its assets in investment grade debt securities which may be debt obligations issued or guaranteed by the U.S. government or foreign governments, (including their agencies, instrumentalities, authorities and political subdivisions), by international or supranational government entities, and by corporate issuers.

The temporary defensive strategies described in this subsection would be inconsistent with the investment objective and principal investment strategies of the Funds and may adversely affect the Funds’ ability to achieve their investment objectives.

Industry Concentration

Market conditions, interest rates, and economic, regulatory or financial developments could significantly affect a single industry or a group of related industries, and the securities of companies in that industry or group of industries could react similarly to these or other developments.

Technology Companies.  The Funds concentrate their investments in companies that are often described as being in the “technology” industry. Events may occur which significantly affect technology companies generally or a particular segment of the industry (such as software or biotechnology). Factors affecting technology companies generally include the risks of short product cycles and rapid obsolescence of products and services, competition from new and existing companies, significant losses and/or limited earnings, security price volatility, intellectual property issues and limited operating histories.

Companies With Smaller Market Capitalizations

Each of the Funds may invest in securities of companies with market capitalizations that are small compared to other publicly traded companies. The Funds generally have substantial exposure to these risks.

Companies which are smaller and less well-known or seasoned than larger, more widely held companies may offer greater opportunities for capital appreciation, but may also involve risks different from, or greater than, risks normally associated with larger companies. Larger companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel than smaller companies. Smaller companies may have limited product lines, markets or financial resources or may depend on a small, inexperienced management group. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more abruptly or erratically than securities of larger companies. They

30	Allianz Funds

may also trade in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. These securities may therefore be more vulnerable to adverse market developments than securities of larger companies. Also, there may be less publicly available information about smaller companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of a company’s earnings potential or assets.

Because securities of smaller companies may have limited liquidity, a Fund may have difficulty establishing or closing out its positions in smaller companies at prevailing market prices. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. For these reasons, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid smaller capitalization securities, which could adversely affect performance.

Initial Public Offerings

The Funds may purchase securities in initial public offerings (IPOs). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds to which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Foreign (Non-U.S.) Securities

The Funds may invest in foreign securities. RCM considers foreign securities to include the following types of foreign equity and equity-linked securities (together, “foreign securities”): securities of companies that are organized or headquartered outside the U.S. and that derive at least 50% of their total revenue outside the U.S.; securities that are principally traded outside the U.S., regardless of where the issuer of such securities is organized or headquartered or where its operations are principally conducted; depositary receipts; and securities of other investment companies investing primarily in such equity and equity-related foreign securities. RCM expects that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, each Fund may also invest in securities that are traded only over-the-counter, either in the U.S. or in foreign markets, when RCM believes that such securities are not publicly traded either in the U.S. or foreign markets.

The Funds may invest in American Depository Receipts (ADRs), European Depository Receipts (EDRs) and Global Depository Receipts (GDRs). ADRs are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer, and are publicly traded on exchanges or over-the-counter in the United States. EDRs are receipts similar to ADRs and are issued and traded in Europe. GDRs may be offered privately in the United States and also traded in public or private markets in other countries.

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities and shareholders should consider carefully the substantial risks involved for Funds that invest in these securities. These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Other countries’ financial infrastructure or settlement systems may be less developed than those of the United States. The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other. Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investments in foreign securities may also involve

Prospectus	31

higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds may invest in companies located in both EMU and non-EMU European countries. Investments in EMU countries, all of which use the euro as their currency, involve certain risks. The EMU’s objective is to create a single, unified market through which people, goods and money can work freely. Participation in the EMU is based on countries meeting certain financial criteria contained in the treaty creating the EMU. The transition to the EMU may be troubled as twelve separate nations adjust to the reduction in flexibility, independence and sovereignty that the EMU requires. High unemployment and a sense of “deculteralization” within the general public and the participating countries could lead to political unrest and continuing labor disturbances.

Emerging Market Securities

The Funds may invest in securities of issuers based in countries with developing (or “emerging market”) economies. The Funds may invest significant portions of their assets in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Special Risks of Investing in Russian and Other Eastern European Securities.  The RCM Global Technology Fund may invest a significant portion of its assets in securities of issuers located in Russia and in other Eastern European countries. While investments in securities of such issuers are subject generally to the same risks associated with investments in other emerging market countries described above, the political, legal and operational risks of investing in Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. When a Fund invests in a Russian issuer, it will normally receive a “share extract,” but that extract is not legally determinative of ownership. The official record of ownership of a company’s share is maintained by the company’s share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

Foreign Currencies

A Fund that invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies will be subject to currency risk. The Funds are particularly sensitive to this risk.

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by supply and demand and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. For example, uncertainty surrounds the introduction of the euro (a common currency unit for the European Union) and the effect it may have on the value of European currencies as well as securities denominated in local European currencies. These and other currencies in which the Funds’ assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

32	Allianz Funds

Foreign Currency Transactions.  The Funds may enter into forward foreign currency exchange contracts, primarily to reduce the risks of adverse changes in foreign exchange rates. In addition, the Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces a Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Contracts to sell foreign currency would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts to hedge against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time. Also, such transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies. The Funds may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that it does so, the Fund will be subject to the additional risk that the relative value of currencies will be different than anticipated by the Fund’s portfolio manager. Each Fund will segregate assets determined to be liquid by the Adviser or its Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under forward foreign currency exchange contracts entered into for non-hedging purposes.

Convertible Securities

Each Fund may invest in convertible securities. Convertible securities are generally preferred stocks and other securities, including fixed income securities and warrants, that are convertible into or exercisable for common stock at either a stated price or a stated rate. The price of a convertible security will normally vary in some proportion to changes in the price of the underlying common stock because of this conversion or exercise feature. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security will normally also provide income and is subject to interest rate risk. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. Also, a Fund may be forced to convert a security before it would otherwise choose, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Derivatives

Each Fund may, but is not required to, use a number of derivative instruments for risk management purposes or as part of its investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Fund will succeed. In addition, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Examples of derivative instruments that the Funds may use include options contracts, futures contracts, options on futures contracts, zero-strike warrants and options and swap agreements. The Funds may purchase and sell (write) call and put options on securities, securities indexes and foreign currencies, and also may purchase and sell futures contracts and options thereon with respect to securities, securities indexes and foreign currencies. The Funds may also enter into swap agreements with respect to securities indexes. A description of these and other derivative instruments that the Funds may use are described under “Investment Objectives and Policies” in the Statement of Additional Information.

A Fund’s use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. A description of various risks associated with particular derivative instruments is included in “Investment Objectives and Policies” in the Statement of Additional Information. The following provides a more general discussion of important risk factors relating to all derivative instruments that may be used by the Funds.

Management Risk.  Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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Credit Risk.  The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms.

Liquidity Risk.  Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leveraging Risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. To limit leverage risk, each Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under derivative instruments.

Lack of Availability.  Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks.  Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If a portfolio manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indexes. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. In addition, a Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (taxed at ordinary income tax rates when distributed to shareholders who are individuals) than if the Fund had not used such instruments.

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more of foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See “Foreign Securities” above. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as swap agreements, participation notes and zero-strike warrants and options. See “Derivatives” above. Equity-linked securities may be considered illiquid and thus subject to each Fund’s restrictions on investments in illiquid securities.

Credit Ratings and Unrated Securities

The Funds may invest in securities based on their credit ratings assigned by rating agencies such as Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s Ratings Services (“S&P”). Moody’s, S&P and other rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The Appendix to the Statement of Additional Information describes the various ratings assigned to fixed income securities by Moody’s and S&P. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risk. Rating agencies may fail to make timely changes in

34	Allianz Funds

credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. The Adviser and the Sub-Adviser do not rely solely on credit ratings, and develop their own analysis of issuer credit quality.

A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.

High Yield Securities

Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield securities” or “junk bonds.” The Funds may invest in these securities. Investing in these securities involves special risks in addition to the risks associated with investments in higher-rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields, these securities may be subject to greater levels of interest rate, credit and liquidity risk, may entail greater potential price volatility and may be less liquid than higher-rated securities. These securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities.

Loans of Portfolio Securities

For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Objectives and Policies” in the Statement of Additional Information for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. A Fund may pay lending fees to the party arranging the loan.

Short Sales

Each Fund may make short sales as part of its overall portfolio management strategies or to offset a potential decline in the value of a security. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. A Fund may only enter into short selling transactions if the security sold short is held in the Fund’s portfolio or if the Fund has the right to acquire the security without the payment of further consideration. For these purposes, a Fund may also hold or have the right to acquire securities which, without the payment of any further consideration, are convertible into or exchangeable for the securities sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund.

When-Issued, Delayed Delivery and Forward Commitment Transactions

Each Fund may purchase securities which it is eligible to purchase on a when-issued basis, may purchase and sell such securities for delayed delivery and may make contracts to purchase such securities for a fixed price at a future date beyond normal settlement time (forward commitments). When-issued transactions, delayed delivery purchases and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. This risk is in addition to the risk that the Fund’s other assets will decline in value. Therefore, these transactions may result in a form of leverage and increase a Fund’s overall investment exposure. Typically, no income accrues on securities a Fund has committed to purchase prior to the time delivery of the securities is made, although a Fund may earn income on securities it has segregated to cover these positions.

Repurchase Agreements

Each Fund may enter into repurchase agreements, in which the Fund purchases a security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time. If the party agreeing to repurchase should default, the Fund will seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Those Funds whose investment objectives do not include the earning of income will invest in repurchase agreements only as a cash management technique with respect to that portion of its portfolio maintained in cash. Repurchase agreements maturing in more than seven days are considered illiquid securities.

Reverse Repurchase Agreements and Other Borrowings

Each Fund may enter into reverse repurchase agreements, subject to the Fund’s limitations on borrowings. A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. A Fund will segregate assets determined to be liquid by the Adviser or the Sub-Adviser in accordance with procedures established by the Board of Trustees to cover its obligations under reverse repurchase agreements. A Fund also

Prospectus	35

may borrow money for investment purposes subject to any policies of the Fund currently described in this Prospectus or in the Statement of Additional Information. Reverse repurchase agreements and other forms of borrowings may create leveraging risk for a Fund. In addition, to the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may make short-term borrowings from investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as not more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A portfolio manager may be subject to significant delays in disposing of illiquid securities held by a Fund, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Please see “Investment Objectives and Policies” in the Statement of Additional Information for a listing of various securities that are generally considered to be illiquid for these purposes. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies

Each Fund may invest in other investment companies. Please see “Investment Objectives and Policies” in the Statement of Additional Information for more detailed information. As a shareholder of an investment company, a Fund may indirectly bear service and other fees which are in addition to the fees the Fund pays its service providers. To the extent permitted by and subject to applicable law or SEC exemptive relief, the Funds may invest in shares of investment companies (including money market mutual funds) advised or subadvised by the Adviser or its affiliates.

Common Stocks

Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If a Fund’s portfolio manager’s assessment of the prospects for a company’s earnings growth is wrong, or if their judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the Fund’s portfolio manager has placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies that a Fund’s portfolio manager believes are undergoing positive change and whose stock the portfolio manager believes is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If a Fund’s portfolio manager’s assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that the portfolio manager has placed on it.

Equity Securities

Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

Corporate Debt Securities

Each Fund may invest in corporate debt securities. Corporate debt securities are subject Securities to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer

36	Allianz Funds

and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Portfolio Turnover

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. High portfolio turnover (e.g., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are taxed at ordinary income tax rates when distributed to shareholders who are individuals) and may adversely impact a Fund’s after-tax returns. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Funds that have recently changed Sub-Advisers and/or investment objectives and policies may experience increased portfolio turnover due to the differences between the Funds’ previous and current investment objectives and policies and portfolio management strategies. During the most recently completed fiscal year, each Fund had a portfolio turnover rate in excess of 100%.

Changes in Investment Objectives and Policies

The investment objective of the RCM Innovation Fund described in this Prospectus may be changed by the Board of Trustees without shareholder approval. The investment objective of the RCM Global Technology Fund is fundamental and may not be changed without shareholder approval. Unless otherwise stated in the Statement of Additional Information, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. The RCM Global Technology Fund has adopted an 80% investment policy under Rule 35d-1 under the Investment Company Act of 1940 and will not change such policy as it is stated in the first paragraph of the Fund’s Fund Summary unless the Fund provides shareholders with the notice required by Rule 35d-1, as it may be amended or interpreted by the Securities and Exchange Commission from time to time. If there is a change in a Fund’s investment objective or policies, including a change approved by shareholder vote, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs.

New and Smaller- Sized Funds

In addition to the risks described under “Summary of Principal Risks” above and in this section, several of the Funds are newly formed and therefore have limited or no performance history for investors to evaluate. Also, it is possible that newer Funds and smaller-sized Funds may invest in securities offered in initial public offerings and other types of transactions (such as private placements) which, because of the Funds’ size, have a disproportionate impact on the Funds’ performance results. The Funds would not necessarily have achieved the same performance results if their aggregate net assets had been greater.

Percentage Investment Limitations

Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Funds’ investments refer to total assets.

Other Investments and Techniques

The Funds may invest in other types of securities and use a variety of investment techniques and strategies which are not described in this Prospectus. These securities and techniques may subject the Funds to additional risks. In addition, the Funds may use Grassroots(sm) Research in addition to their traditional research activities. Grassroots(sm) Research is a division of RCM. Research data, used to generate recommendations, is received from reporters and field force investigators who work as independent contractors for broker-dealers. These broker-dealers supply research to RCM and certain of its affiliates in connection with broker services. Please see the Statement of Additional Information for additional information about the securities and investment techniques described in this Prospectus and about additional securities and techniques that may be used by the Funds.

Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Trust’s Statement of Additional Information. In addition, the Adviser will post each Fund’s portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the relevant month end. The information will be posted approximately thirty (30) days after the relevant month’s end, and such information will remain accessible on the website until the Trust files its Form N-CSR or Form N-Q with the Commission including the information. For each portfolio security (not including cash positions), the posted information will include:  (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. The Trust’s policies with respect to the disclosure of portfolio holdings are subject to change without notice.

Prospectus	37

Financial Highlights

The financial highlights table is intended to help you understand the financial performance of Class A, Class B and Class C shares of each Fund since each class of shares was first offered. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in a particular class of shares of a Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund’s financial statements, are included in the Trust’s annual reports to shareholders. the annual reports are incorporated by reference in the Statement of Additional Information and are available free of charge upon request from the Distributor.

	Net Asset Value Beginning of Period	Net Investment Income (Loss)		Net Realized/ Unrealized Gain (Loss) on Investments		Total Income (Loss) from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains
RCM Global Technology Fund
Class A
12/31/04†	$32.53	$(0.22	)(a)	$3.63	(a)	$$3.41	$0.00	$0.00
06/30/2004	24.49	(0.47	)(a)	8.51	(a)	8.04	0.00	0.00
06/30/2003	20.66	(0.26	)(a)	4.09	(a)	3.83	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.13	)(a)	(6.61	)(a)	(6.74)	0.00	0.00
Class B
12/31/04†	31.94	(0.33	)(a)	3.53	(a)	3.20	0.00	0.00
06/30/2004	24.22	(0.69	)(a)	8.41	(a)	7.72	0.00	0.00
06/30/2003	20.59	(0.41	)(a)	4.04	(a)	3.63	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.20	)(a)	(6.61	)(a)	(6.81)	0.00	0.00
Class C
12/31/04†	31.91	(0.33	)(a)	3.53	(a)	3.20	0.00
06/30/2004	24.20	(0.69	)(a)	8.40	(a)	7.71	0.00	0.00
06/30/2003	20.60	(0.41	)(a)	4.01	(a)	3.60	0.00	0.00
02/05/2002 - 06/30/2002	27.40	(0.19	)(a)	(6.61	)(a)	(6.80)	0.00	0.00
RCM Innovation Fund(i)
Class A
12/31/04†	$16.74	$0.01	(a)	$(0.71	)(a)	$(0.72)	$0.00	$0.00
06/30/04	13.25	(0.18	)(a)	3.67	(a)	3.49	0.00	0.00
06/30/03	13.77	(0.13	)(a)	(0.39	)(a)	(0.52)	0.00	0.00
06/30/02	28.74	(0.23	)(a)	(14.74	)(a)	(14.97)	0.00	0.00
06/30/01	72.29	(0.46	)(a)	(36.74	)(a)	(37.20)	0.00	(6.35)
06/30/00	37.46	(0.58	)(a)	41.80	(a)	41.22	0.00	(6.39)
Class B
12/31/04†	15.42	(0.06	)(a)	(0.66	)(a)	(0.72)	0.00	0.00
06/30/04	12.29	(0.28	)(a)	3.41	(a)	3.13	0.00	0.00
06/30/03	12.88	(0.20	)(a)	(0.39	)(a)	(0.59)	0.00	0.00
06/30/02	27.07	(0.37	)(a)	(13.82	)(a)	(14.19)	0.00	0.00
06/30/01	69.06	(0.78	)(a)	(34.86	)(a)	(35.64)	0.00	(6.35)
06/30/00	36.09	(1.01	)(a)	40.37	(a)	39.36	0.00	(6.39)
Class C
12/31/04†	15.41	(0.06	)(a)	(0.66	)(a)	(0.72)	0.00	0.00
06/30/04	12.29	(0.28	)(a)	3.40	(a)	3.12	0.00	0.00
06/30/03	12.87	(0.20	)(a)	(0.38	)(a)	(0.58)	0.00	0.00
06/30/02	27.06	(0.37	)(a)	(13.82	)(a)	(14.19)	0.00	0.00
06/30/01	69.04	(0.79	)(a)	(34.84	)(a)	(35.63)	0.00	(6.35)
06/30/00	36.08	(1.00	)(a)	40.35	(a)	39.35	0.00	(6.39)

*	Annualized
†	Unaudited
(i)	The information provided for the Fund reflects results of operations under the Fund’s former sub-advisers; the Fund would not necessarily have achieved the performance results shown above under its current investment management arrangements.
(a)	Per share amounts based upon average number of shares outstanding during the period.
(b)	Ratio of expenses to average net assets excluding interest expense is 1.75%.
(c)	Ratio of expenses to average net assets excluding trustees’ expense is 1.75%.
(d)	Ratio of expenses to average net assets excluding trustees’ expense is 1.30%.
(e)	If the net assets for the Class A, B and C shares did not exceed 2.5 billion dollars, the ratio of expenses to average net assets would have been 1.30% for the period ended June 30, 2001.
(f)	Ratio of expenses to average net assets excluding trustees’ expense is 2.05%.
(g)	If the net assets for the Class A, B and C shares did not exceed $2.5 billion, the ratio of expenses to average net assets would have been 2.05% for the period ended June 30, 2001.
(h)	Ratio of expenses to average net assets excluding trustees’ expense is 2.50%.

38	Allianz Funds

Total Distributions	Fund Redemption Fee	Net Asset Value End of Period		Total Return		Net Assets End of Period (000s)	Ratio of Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

$0.00	$0.00	$35.94		10.48%		$109,431	1.76	%*(c)	(1.41)%*	125%
0.00	0.00	32.53		32.83		82,736	1.76	(c)	(1.54)	206
0.00	0.00	24.49		18.54		28,449	1.76	(b)	(1.32)	237
0.00	0.00	20.66		(24.60)		710	1.75	*	(1.45)*	343

0.00	0.00	35.14		10.02		9,103	2.51	*(h)	(2.17)*	125
0.00	0.00	31.94		31.87		7,585	2.50		(2.29)	206
0.00	0.00	24.22		17.63		1,651	2.50		(2.08)	237
0.00	0.00	20.59		(24.85)		146	2.50	*	(2.18)*	343

0.00	0.00	35.11		10.03		19,257	2.51	*(h)	(2.17)*	125
0.00	0.00	31.91		31.86		13,199	2.50		(2.27)	206
0.00	0.00	24.20		17.48		2,244	2.50		(2.08)	237
0.00	0.00	20.60		(24.82)		298	2.50	*	(2.15)*	343

$0.00	$—	$16.00	(i)	(4.30	)%(d)	$262,306	1.31	%(d)	(0.15)%*	43%
0.00	—	16.74		26.34		$328,950	1.31	(d)	(1.08)	233
0.00	—	13.25		(3.78)		284,382	1.30		(1.10)	290
0.00	—	13.77		(52.09)		300,730	1.31	(d)	(1.12)	207
(6.35)	—	28.74		(55.14)		734,124	1.28	(e)	(0.95)	271
(6.39)	—	72.29		115.04		1,408,455	1.30		(0.91)	186

0.00	—	14.70	(i)	4.67	(i)	204,348	2.06	(f)	(0.91)*	43
0.00	—	15.42		25.47		255,565	2.06	(f)	(1.83)	233
0.00	—	12.29		(4.58)		249,043	2.05		(1.85)	290
0.00	—	12.88		(52.42)		304,020	2.06	(f)	(1.87)	207
(6.35)	—	27.07		(55.48)		801,890	2.03	(e)	(1.69)	271
(6.39)	—	69.06		114.17		1,680,792	2.05		(1.66)	186

0.00	—	14.69	(i)	4.67	(i)	270,672	2.06	(f)	(0.91)*	43
0.00	—	15.41		25.39		346,853	2.06	(f)	(1.83)	233
0.00	—	12.29		(4.51)		344,192	2.05		(1.85)	290
0.00	—	12.87		(52.44)		381,016	2.06	(f)	(1.87)	207
(6.35)	—	27.06		(55.48)		1,009,666	2.04	(g)	(1.70)	271
(6.39)	—	69.04		114.17		2,275,811	2.05		(1.66)	186

(i)	Repayments by the investment manager increased the end of period net asset value per share by $0.02 and total return by $0.14. If the investment manager had not made repayments end of period net asset value and total return would have been $16.00 and (4.44)%, respectively.

Prospectus	39

The Trust’s Statement of Additional Information (“SAI”) and annual and semi-annual reports to shareholders include additional information about the Funds. The SAI and the financial statements included in the Funds’ most recent annual report to shareholders are incorporated by reference into this Prospectus, which means they are part of this Prospectus for legal purposes. The Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

The SAI includes the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares, a separate booklet which contains more detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. You can get a free copy of the Guide together with or separately from the rest of the SAI.

You may get free copies of any of these materials, request other information about a Fund, or make shareholder inquiries by calling 1-800-426-0107, or by writing to:

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, Connecticut 06902

You may review and copy information about the Trust, including its SAI, at the Securities and Exchange Commission’s public reference room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the public reference room. You may also access reports and other information about the Trust on the EDGAR database on the Commission’s Web site at www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust’s file number under the Investment Company Act, which is 811-6161.

The Trust makes available its SAI and annual and semi-annual reports, free of charge, on our Web site at www.allianzinvestors.com. You can also visit our Web site for additional information about the Funds.

File No. 811-6161

Allianz Funds

INVESTMENT ADVISER AND ADMINISTRATOR

Allianz Global Investors Fund Management LLC, 1345 Avenue of the Americas, New York, NY 10105

SUB-ADVISERS

RCM Capital Management LLC, 4 Embarcadero Center, San Francisco, CA 94111

DISTRIBUTOR

Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902-6896

CUSTODIAN

State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, MO 64105

SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

PFPC, Inc., P.O. Box 9688, Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, MO 64105

LEGAL COUNSEL

Ropes & Gray LLP, One International Place, Boston, MA 02110

For further information about the Allianz Funds and PIMCO Funds, call 1-800-426-0107 or visit our Web site at www.allianzinvestors.com.

Not part of the Prospectus

The Allianz Funds & PIMCO Funds Family

The Allianz Funds & PIMCO Funds offer access to the world-class investment firms of Allianz Global Investors–one of the world’s largest asset management companies, with more than $1 trillion under management (as of 12/31/04).

The Allianz Funds are managed by institutional equity managers, including the Allianz-owned investment firms NFJ Investment Group, Oppenheimer Capital, RCM Capital Management, Nicholas-Applegate Capital Management and PEA Capital. The Allianz Funds represent a wide range of investment strategies, including growth and value, small-, mid- and large-cap, domestic and international portfolios.

The PIMCO Funds are managed by PIMCO, widely recognized as one of the premier bond managers in the world. The PIMCO Funds cover the fixed-income spectrum, and also include the innovative Real Return Strategy and IndexPLUS funds. PIMCO Total Return Fund is the largest bond fund in the U.S.**

Allianz Funds		PIMCO Funds
Value Stock	International Stock	Short-Duration Bond	Tax-Exempt Bond

NFJ Dividend Value

NFJ Large-Cap Value

OCC Renaissance

OCC Value

NACM Flex-Cap Value

NFJ Small-Cap Value

Blend Stock

PEA Growth & Income

CCM Capital Appreciation

OCC Core Equity

CCM Mid-Cap

Growth Stock

RCM Large-Cap Growth

RCM Targeted Core Growth

PEA Growth

NACM Growth

RCM Mid-Cap

PEA Target

PEA Opportunity

NACM Global

RCM Global Small-Cap

NFJ International Value

NACM International

RCM International

Growth Equity

NACM Pacific Rim

Sector-Related Stock

RCM Global Healthcare

RCM Biotechnology

RCM Global Technology

RCM Innovation*

Balanced

AMM Asset Allocation

PIMCO Short-Term

PIMCO Low Duration

PIMCO Floating Income

Core Bond

PIMCO Total Return

Government/Mortgage Bond

PIMCO GNMA

PIMCO Total Return Mortgage

Corporate Bond

PIMCO Diversified Income

PIMCO High Yield

PIMCO Investment Grade

Corporate Bond

International Bond

PIMCO Foreign Bond

(U.S. Dollar-Hedged)

PIMCO Foreign Bond (Unhedged)

PIMCO Emerging Markets Bond

PIMCO Short Duration Municipal

Income

PIMCO Municipal Bond

PIMCO California Intermediate Municipal Bond

PIMCO California Municipal Bond

PIMCO New York Municipal Bond

Real Return Strategy

PIMCO Real Return

PIMCO CommodityRealReturn Strategy

PIMCO RealEstateRealReturn Strategy

PIMCO All Asset

IndexPLUS

PIMCO StocksPLUS

PIMCO StocksPLUS Total Return

PIMCO International StocksPLUS

TR Strategy

www.allianzinvestors.com

Investors should consider the investment objectives, risks, charges and expenses of any mutual fund carefully before investing. This and other information is contained in the fund’s prospectus. Some of the funds listed above are not covered by the enclosed prospectus. To receive a current prospectus for these funds, contact your financial advisor, visit www.allianzinvestors.com or call 1-888-877-4626. Please read this prospectus carefully before you invest.

*	Proposed to merge with RCM Global Technology Fund on or about April 29, 2005.

** As of 1/31/05 according to SimFunds.

This cover is not part of the Prospectus	AZ581_12644
Allianz Global Investors Distributors LLC, 2187 Atlantic Street, Stamford, CT 06902

Filed pursuant to Rule 497(e)

File Nos. 33-36528 and 811-6161.

ALLIANZ FUNDS

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2005

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds (formerly PIMCO Funds: Multi-Manager Series) (the “Trust”), as supplemented from time to time. Through seventeen Prospectuses, the Trust offers up to seven classes of shares of each of its “Funds” (as defined herein). Class A, Class B and Class C shares of certain domestic stock Funds are offered through the “Class A, B and C Domestic Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Class A, Class B and Class C shares of certain international and sector stock Funds are offered through the “Class A, B and C International Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Class A, Class B and Class C shares of the Allianz AMM Asset Allocation (the “Asset Allocation Fund”) and OCC Renaissance Funds are offered through two separate prospectuses, the “Asset Allocation Class A, B and C Prospectus” and “OCC Renaissance Class A, B and C Prospectus,” respectively, each dated November 1, 2004 (each as revised April 1, 2005), Class A, B and C shares of the RCM Global Technology and RCM Innovation Funds are offered through the “RCM Global Technology and RCM Innovation Class A, B and C Prospectus” dated April 1, 2005 and Class A and C shares of the OCC Core Equity and NFJ International Value Funds are offered through the “OCC Core Equity and NFJ International Value Class A and C Prospectus” dated April 1, 2005. Class D shares of certain domestic stock Funds are offered through the “Class D Domestic Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Class D shares of certain international and sector stock Funds are offered through the “Class D International Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Class D shares of the RCM Global Technology and RCM Innovation Funds are offered through the “RCM Global Technology and RCM Innovation Class D Prospectus” dated April 1, 2005 and Class D shares of the OCC Core Equity and NFJ International Value Funds are offered through the “OCC Core Equity and NFJ International Value Class D Prospectus” dated April 1, 2005. Class R shares of certain domestic and international stock Funds are offered through the “Class R Prospectus,” dated November 1, 2004 (as revised April 1, 2005). Institutional and Administrative Class shares of certain Funds are offered through the “Institutional Prospectus,” dated November 1, 2004 (as revised April 1, 2005) (the “Institutional Prospectus”), Institutional and Administrative Class shares of the Allianz RCM Funds are offered through the “Allianz RCM Institutional Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Institutional and Administrative Class shares of the Allianz NACM Funds are offered through the “Allianz NACM Institutional Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Institutional Class shares of the Asset Allocation Fund are offered through the “Asset Allocation Institutional Prospectus,” dated November 1, 2004 (as revised April 1, 2005), Institutional and Administrative Class shares of the RCM Global Technology and RCM Innovational Funds are offered through the “RCM Global Technology and RCM Innovation Institutional and Administrative Class Prospectus” dated November 1, 2004 (as revised April 1, 2005) and Institutional and Administrative Class Shares of the OCC Core Equity and NFJ International Value Funds are offered through the “OCC Core Equity and NFJ International Value Institutional and Administrative Class Prospectus,” dated November 1, 2004 (as revised April 1, 2005). Not all the Funds are offered to the public at this time. See the applicable Prospectus for details.

The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.” Prospectuses that offer Class A, B or C shares are sometimes referred to as the “Class A, B and C Prospectuses.” Prospectuses that offer Class R shares are sometimes referred to as the “Class R Prospectuses” and, together with the Class A, B and C Prospectuses, are sometimes referred to as the “Retail Prospectuses.” Prospectuses that offer Class D shares are sometimes referred to as the “Class D Prospectuses” and Prospectuses that offer Institutional and Administrative Class shares are sometimes referred to as the “Institutional Prospectuses.”

Audited financial statements for the Trust, as of June 30, 2004, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s ten June 30, 2004 Annual Reports. Audited financial statements, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, for the Nicholas-Applegate International Systematic Fund, the predecessor of the Allianz NACM International Fund, for the period ended June 30, 2004 are incorporated herein by reference from the Nicholas-Applegate Institutional Funds’ certified shareholder report for the period ended June 30, 2004. In addition, unaudited financial statements for the Trust, as of December 31, 2004, including notes thereto, are incorporated by reference from the Trust’s ten December 31, 2004 Semi-Annual Reports. Because the Asset Allocation Fund invests a portion of its assets in series of PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (“PIMS”), the PIMS Prospectuses for Institutional and Administrative Class shares, dated April 1, 2005 and as from time to time amended or supplemented (the “PIMS Prospectuses”), and the PIMS Statement of Additional Information, dated April 1, 2005 and as from time to time amended or supplemented, are also incorporated herein by reference. See

i

“Investment Objectives and Policies—Investment Strategies of Allianz AMM Asset Allocation Fund—Incorporation by Reference” in this Statement of Additional Information. A copy of the applicable Prospectus and the Annual Report corresponding to such Prospectus, and the Allianz Funds and PIMCO Funds Shareholders’ Guide for Class A, B, C and R Shares (the “Guide”), which is a part of this Statement of Additional Information, may be obtained free of charge at the addresses and telephone number(s) listed at the top of the next page. The information contained in the Guide, which is Part II of this Statement of Additional Information, is incorporated by reference into Part I of this Statement of Additional Information.

Institutional Prospectuses, Annual Reports and the PIMCO Prospectuses and Statement of Additional Information PIMCO Funds	Retail and Class D Prospectuses, Annual Reports, the Guide and Statement of Additional Information Allianz Global Investors Distributors LLC
840 Newport Center Drive	2187 Atlantic Street
Newport Beach, California 92660	Stamford, Connecticut 06902
Telephone: 1-800-927-4648	Telephone: Class A, B, C and R - 1-800-426-0107
1-800-987-4626 (PIMCO	Class D - 1-888-877-4626
Infolink Audio Response Network)	Retail Portfolio - 1-800-426-0107

THE TRUST

Allianz Funds (the “Trust”), is an open-end management investment company (“mutual fund”) that currently consists of thirty-three separate investment series, although not all of these series currently offer their shares to the public. Except for the RCM Financial Services, RCM Global Technology, RCM Global Healthcare, RCM Global Resources, RCM Biotechnology, and RCM International Growth Equity Funds, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The following sixteen series (the “Allianz Funds”) invest directly in common stocks and other securities and instruments: the OCC Value Fund, the NFJ Dividend Value Fund, the OCC Renaissance Fund, the PEA Growth Fund, the CCM Focused Growth Fund, the CCM Capital Appreciation Fund, the CCM Mid-Cap Fund, the PEA Growth & Income Fund, the PEA Target Fund, the NFJ Small-Cap Value Fund, the OCC Core Equity Fund, the PEA Opportunity Fund, the CCM Emerging Companies Fund, the RCM Innovation Fund, the NFJ Large-Cap Value Fund and the NFJ International Value Fund. The following funds also invest directly in equity securities and other securities and instruments: the RCM Large-Cap Growth Fund, the RCM Targeted Core Growth Fund, the RCM Mid-Cap Fund, the RCM Biotechnology Fund, the RCM Global Small-Cap Fund, the RCM Global Technology Fund, the RCM Global Healthcare Fund, the RCM International Growth Equity Fund, RCM Global Resources Fund and RCM Financial Services Fund (together, the “Allianz RCM Funds”) and the NACM Flex-Cap Value Fund, the NACM Global Fund, the NACM Growth Fund, the NACM International Fund and the NACM Pacific Rim Fund (together, the “Allianz NACM Funds”). The Asset Allocation Fund, is a so-called “fund-of-funds” which invests all of its assets in certain of the Funds and other series of Allianz Funds and PIMCO Funds. The Allianz Funds, the Allianz RCM Funds, the Allianz NACM Funds and the Asset Allocation Fund are sometimes referred to collectively as the “Funds”. The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and Statements of Additional Information.

The PIMCO Small-Cap, Enhanced Equity, International, Former Equity Income, Select World, Europe Growth, New Asia, Telecom Innovation, Electronics Innovation, Internet Innovation, Small-Cap Technology, Healthcare Innovation, Select International, Structured Emerging Markets, Value 25, Global Innovation, Select Growth, RCM Global Equity, PPA Tax-Efficient Equity, NACM Core Equity, NACM Value, RCM Europe I, RCM Europe II, RCM Emerging Markets, RCM Small-Cap and NFJ Equity (formerly the “NFJ Large-Cap Value”) Funds and PIMCO Funds Asset Allocation Series – 90/10 Portfolio and 30/70 Portfolio, which are referred to elsewhere in this Statement of Additional Information, were formerly series of the Trust. The NFJ Value 25 Fund is also referred to in this Statement of Additional Information. The NFJ Value 25 Fund, which was subsequently renamed the PIMCO Value 25 Fund but for purposes of this Statement of Additional Information will continue to be referred to as the NFJ Value 25 Fund, has now dissolved and is no longer a series of the Trust. The 90/10 Portfolio and 30/70 Portfolio liquidated in connection with the transaction and are no longer series of the Trust. The Healthcare Innovation Fund and the Select International Fund reorganized with and into the PEA Innovation Fund (now RCM Innovation Fund) and the RCM International Growth Equity Fund, respectively, in a transaction that took place on March 15, 2002. The Healthcare Innovation and Select International Funds were liquidated in connection with the transaction and are no longer series of the Trust. The Structured Emerging Markets Fund merged with and into the PPA Tax-Efficient Structured Emerging Markets Fund in a transaction that took place on June 26, 2002. The Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Global Innovation Fund and the Select Growth Fund reorganized with and into the PEA Innovation Fund (now RCM Innovation Fund) and the PEA Growth Fund, respectively, in transactions that took place on October 12, 2002. The Global Innovation and Select Growth Funds were liquidated in connection with the transactions and are no longer series of the Trust. The RCM Balanced Fund dissolved on June 30, 2002 and is no longer a series of the Trust. The RCM Global Equity Fund dissolved in February, 2003 and is no longer a series of the Trust. The PPA Tax-Efficient Equity Fund merged with and into the RCM Tax-Managed Growth Fund in a transaction that took place on October 10, 2003. The PPA Tax-Efficient Equity Fund liquidated in connection with the transaction and is no longer a series of the Trust. The NACM Core Equity, NFJ Equity, RCM Emerging Markets, RCM Europe I and RCM Small-Cap Funds were liquidated on December 19, 2003 and are no longer series of the Trust. The PPA Tax-Efficient Structured Emerging Markets Fund merged with and into the Eaton Vance Tax-Managed Emerging Markets Fund in a transaction that took place on February 6, 2004. The PPA Tax-Efficient Structured Emerging Markets Fund liquidated in connection with the transaction and is no longer a series of the Trust. The Large-Cap Value Fund, the International Value Fund, the Balanced Value Fund, the Core Equity Fund, the Small-Cap Value

Fund, the Disciplined Value Fund and the Mid-Cap Value Fund were liquidated in the spring of 2004 and are no longer series of the Trust. The former NACM International Fund liquidated on June 27, 2004 and is no longer a series of the Trust. The NACM Value Fund was liquidated on December 30, 2004 and is no longer a series of the Trust. The RCM Europe Fund II was liquidated on March 31, 2005 and is no longer a series of the Trust. The RCM Tax-Managed Growth Fund recently changed its name to the “RCM Targeted Core Growth Fund.”

The Trust was organized as a Massachusetts business trust on August 24, 1990. On January 17, 1997, the Trust and PIMCO Advisors Funds, a separate trust, were involved in a transaction in which certain series of PIMCO Advisors Funds reorganized into series of the Trust. In connection with this transaction, the Trust changed its name from PIMCO Funds: Equity Advisors Series to PIMCO Funds: Multi-Manager Series. The Trust changed its name to its current name effective March 3, 2005. Prior to being known as PIMCO Funds: Equity Advisors Series, the Trust was named PIMCO Advisors Institutional Funds, PFAMCO Funds and PFAMCO Fund. The Allianz RCM Funds were reorganized into the Trust on February 1, 2002 when shares of their predecessor funds, each a series of Dresdner RCM Global Funds, Inc., were exchanged for shares of the Allianz RCM Funds. The NACM Pacific Rim Fund was reorganized into the Trust on July 20, 2002, when shares of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM Pacific Rim Fund. The NACM International Fund was reorganized into the Trust on October 15, 2004 when shares of its predecessor fund, the Nicholas-Applegate International Systematic Fund, a series of Nicholas-Applegate Institutional Funds, were exchanged for shares of the NACM International Fund.

Allianz Global Investors Fund Management LLC (formerly PA Fund Management LLC) (“Allianz Global Fund Management” or the “Adviser”) has been the investment adviser to each Fund since October 1, 2002 (or since the Fund’s inception as a series of the Trust, if later). Prior to October 1, 2002, the PIMCO Advisors division of Allianz Global Investors of America L.P. (“Allianz”) was the adviser to the Funds. Allianz Global Fund Management LLC is a wholly owned indirect subsidiary of Allianz. This change did not result in any change in the advisory or administrative services provided to or fees and expenses paid by the Funds.

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below.

The Asset Allocation Fund invests all of its assets in certain Funds and series of PIMCO Funds. These Funds and other series in which the Asset Allocation Fund invests are referred to in this Statement as “Underlying Funds.” By investing in Underlying Funds, the Asset Allocation Fund may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds. The Asset Allocation Fund may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds which are series of PIMCO Funds. These securities and instruments are described in the current PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and in the PIMS Statement of Additional Information. The PIMCO Funds Prospectuses and Statement of Additional Information are incorporated in this document by reference. See “Investment Strategies of Allianz AMM Asset Allocation Fund—Incorporation by Reference” below.

The Funds’ sub-advisers, and in certain cases, portfolio managers, which are responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater market risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. For each of the Allianz NACM Funds, all borrowings by each Fund cannot exceed one-third of that Fund’s total assets. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees.

In addition to borrowing for temporary purposes, a Fund may enter into reverse repurchase agreements if permitted to do so under its investment restrictions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will segregate assets determined to be liquid by the Adviser or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements with broker-dealers (but not banks). However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. Reverse repurchase agreements will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

All Funds may invest in preferred stock. Preferred stock is a form of equity ownership in a corporation. The dividend on a preferred stock is a fixed payment which the corporation is not legally bound to pay. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. By holding convertible preferred stock, a Fund can receive a steady stream of dividends and still have the option to convert the preferred stock to common stock.

Corporate Debt Securities

All Funds may invest in corporate debt securities and/or hold their assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are deemed to be comparable in quality to corporate debt securities in which the Fund may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Among the corporate debt securities in which the Funds may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party.

Under normal market conditions, each Allianz RCM Fund except the RCM Mid-Cap and RCM Innovation Funds may invest up to 20% of its total assets in short-term debt obligations (with maturities of one year or less) issued or guaranteed by the U.S. government or foreign governments (including their respective agencies, instrumentalities, authorities and political subdivisions), debt obligations issued or guaranteed by international or supranational government entities, and debt obligations of corporate issuers. The RCM Mid-Cap Fund may invest up to 20% of its total assets in U.S. Government debt obligations. RCM does not currently intend to purchase U.S. or foreign debt securities on behalf of the RCM International Growth Equity Fund except on an occasional basis when RCM believes that unusually attractive investments are available. Such debt obligations may be unrated or rated, at the time of purchase, below investment grade by S&P, Moody’s or another recognized international rating organization.

High Yield Securities (“Junk Bonds”)

Certain of the Funds may invest in debt/fixed income securities of domestic or foreign issuers that meet minimum ratings criteria set forth for a Fund, or, if unrated, are of comparable quality in the opinion of the Fund’s Sub-Adviser. A description of the ratings categories used is set forth in the Appendix to this Statement of Additional Information.

A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s and S&P’s securities ratings are included in Appendix A.

Certain Funds, particularly the PEA Growth & Income Fund, may invest a portion of their assets in fixed income securities (including convertible securities) rated lower than Baa by Moody’s or lower than BBB by S&P (including securities rated lower than B by Moody’s or S&P) or, if not rated, determined by the Sub-Adviser to be of comparable quality. Securities rated lower than Baa by Moody’s or lower than BBB by S&P are sometimes referred to as “high yield” or “junk” bonds. Investors should consider the risks associated with high yield securities before investing in these Funds. Although each of the Funds that invests in high yield securities reserves the right to do so at any time, as of the date of this Statement of Additional Information, none of these Funds invest or has the present intention to invest more than 5% of its assets in high yield securities, except that the PEA Growth & Income Fund may invest up to 10% of its assets in these securities. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but it also typically entails greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The market for these securities is relatively new, and many of the outstanding high yield securities have not endured a major business recession. A long-term track record on default rates, such as that for investment grade corporate bonds, does not exist for this market. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt/fixed income securities. Each Fund of the Trust that may purchase high yield securities may continue to hold such securities following a decline in their rating if in the opinion of the Adviser or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities that are eligible for purchase by certain of the Funds are described as “speculative” by both Moody’s and S&P.

Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated fixed income securities. While offering a greater potential opportunity for capital appreciation and higher yields than investments in higher rated debt securities, high yield securities typically entail greater potential price volatility and may be less liquid than investment grade debt. High yield securities may be regarded as predominately speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and achievement of a Fund’s investment objective may, to the extent of its investments in high yield securities, depend more heavily on the Sub-Adviser’s creditworthiness analysis than would be the case if the Fund were investing in higher quality securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt/fixed income securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as “zero-coupon” or “pay-in-kind” securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield/high risk securities have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to economic downturns or individual corporate developments. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect the daily net asset value of the shares. While lower rated securities typically are less sensitive to interest rate changes than higher rated securities, the market prices of high yield/high risk securities structured as zero-coupon or pay-in-kind securities may be affected to a greater extent by interest rate changes. See Appendix A to this Statement of Additional Information for further information regarding high yield/high risk securities. For instance, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

Debt securities are purchased and sold principally in response to current assessments of future changes in business conditions and the levels of interest rates on debt/fixed income securities of varying maturities, the availability of new investment opportunities at higher relative yields, and current evaluations of an issuer’s continuing ability to meet its obligations in the future. The average maturity or duration of the debt/fixed income securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Loan Participations and Assignments

Certain of the Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. In assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate on such committees only when the Adviser and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

Certain of the Funds may invest in floating rate debt instruments (“floaters”). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, but generally do not allow the Fund to participate fully in appreciation resulting from any general decline in interest rates.

Certain Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security generally will exhibit greater price volatility than a fixed rate obligation of similar credit quality. See “Mortgage-Related and Asset-Backed Securities” below.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

The Funds, and particularly the PEA Growth & Income Fund, may invest in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or securities with a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a “regulated investment company” under the Internal Revenue Code of 1986 and the regulations thereunder (the “Code”), each Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds or step coupon bonds. Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Municipal Securities

Some of the Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable the Fund to demand payment on short notice from the issuer or a financial intermediary. Such securities must be rated at least A by S&P’s or Moody’s.

Some of the Funds may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Moral Obligation Securities

Municipal securities may include “moral obligation” securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

Industrial Development and Pollution Control Bonds

Tax exempt industrial development bonds and pollution control bonds, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

Municipal Lease Obligations

Some of the Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Fund may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation”

lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing and certain lease obligations may therefore be considered to be illiquid securities.

Short-Term Municipal Obligations

Some of the Funds may invest in short-term municipal obligations. These securities include the following:

Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects receive permanent financing through FNMA or GNMA.

Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Mortgage-Related and Asset-Backed Securities

All Funds (except the Allianz RCM Funds, not including the RCM Innovation Fund) that may purchase debt securities for investment purposes may invest in mortgage-related securities, and in other asset-backed securities (unrelated to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other fixed income investments, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. See “Mortgage Pass-Through Securities” below. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association (“GNMA”)) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”). The principal governmental guarantor of mortgage-related securities is the GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or services of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Sub-Adviser determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Fund will not purchase mortgage-related securities or any other assets which in the Sub-Adviser’s opinion are illiquid if, as a result, more than 15% of the value of the Fund’s net assets (taken at market value at the time of investment) will be invested in illiquid securities.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCS. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an IO class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were developed fairly recently. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Other Asset-Backed Securities. Similarly, the Adviser and Sub-Advisers expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Consistent with a Fund’s investment objectives and policies, the Adviser and Sub-Adviser also may invest in other types of asset-backed securities.

Convertible Securities

Many of the Funds may invest in convertible securities. A Fund’s Sub-Adviser will select convertible securities to be purchased by the Fund based primarily upon its evaluation of the fundamental investment characteristics and growth prospects of the issuer of the security. As a fixed income security, a convertible security tends to increase in market value when interest rates decline and to decrease in value when interest rates rise. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases.

Certain Funds may invest in so-called “synthetic convertible securities,” which are composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option. The synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible is the sum of the values of its fixed income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

The Allianz RCM Funds (except the RCM Innovation Fund) and Allianz NACM Funds only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated “A” or higher by Moody’s or S&P’s. The Allianz RCM Funds will not invest more than 15% of their individual net assets in such synthetic securities (the RCM Innovation Fund is not subject to this restriction).

Equity-Linked Securities

The Funds may invest in equity-linked securities. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or “basket” of stocks, or sometimes a single stock. To the extent that the Fund invests in an equity-linked security whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign equity securities. See “Non-U.S. Securities” in this Statement of Additional Information. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligations under the security. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments such as index futures on stock indexes, zero-strike options and warrants and swap agreements. See “Derivative Instruments” below. Equity-linked securities may be considered illiquid and thus subject to the Funds’ restrictions on investments in illiquid securities.

Investments in Financial Services Companies

The RCM Financial Services Fund concentrates its investments in equity securities of U.S. and foreign companies in the financial services industries (“financial companies”). Financial companies provide financial services to consumers and businesses and include the following types of firms: commercial banks, savings and loan and thrift institutions; consumer and industrial finance companies; diversified financial services companies; investment banks; securities brokerage and investment advisory firms; financial technology companies; real estate-related firms; leasing firms; insurance brokerages; and various firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance companies and insurance holding companies.

Since the RCM Financial Services Fund concentrates its investments in financial companies, it will be subject to risks different from, and sometimes greater than, those that apply to the equity markets in general. Events may occur which significantly affect the financial industry as a whole or a particular segment of the industry (such as banking, insurance or consumer financial services) in which the Fund invests. Accordingly, shares of the RCM Financial Services Fund may rise and fall in value more rapidly and to a greater extent than shares of a fund that does not concentrate in a particular industry or economic sector.

The values of securities of financial companies are more likely to be adversely affected by falling interest rates and/or deteriorating economic conditions than the securities of other companies. Also, rising interest rates may reduce the profit margins of some financial companies by reducing the difference between borrowing and lending rates in the capital markets. The profitability of financial companies largely depends on the availability and cost of capital, and can fluctuate rapidly when interest rates change. They may also be subject to risks attendant to lending money for long periods of time at fixed or only partially adjustable interest rates, the risk of lending to borrowers who may be unwilling or unable to pay back the loan, and the risk of lending against the security of assets whose valuations may decline. Insurance companies may also be adversely affected by natural or other catastrophes or disasters. All of these risks may require financial companies to hold substantial reserves against actual or anticipated losses.

In addition, most financial companies are subject to extensive governmental regulation which limits their activities and may (as with insurance rate regulation) affect their ability to earn a profit from a given line of business. Most financial companies are also subject to intense competitive pressures, including market share and price competition. The removal of regulatory barriers to participation in certain segments of the financial industry may also increase competitive pressures on different types of firms. For example, legislative proposals to remove traditional barriers between commercial banking, investment banking and insurance activities would allow large commercial banks and insurance companies to compete for business that previously was the exclusive domain of securities firms. Similarly, the removal of regional barriers in the banking industry has intensified competition within that industry.

Financial institutions in foreign countries are subject to similar regulatory and interest rate concerns. In particular, government regulation in certain foreign countries may include controls on interest rates, credit availability, prices and currency movements. In some cases, foreign governments have taken steps to nationalize the operations of banks and other financial services companies.

Non-U.S. Securities

The Allianz RCM Funds may invest in U.S. dollar or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities, including preferred securities of foreign issuers; certain foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. The PEA Growth & Income, PEA Growth, PEA Target and PEA Opportunity Funds each may invest up to 15% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”)). The OCC Value and OCC Renaissance Funds may invest up to 25% of their respective assets in securities which are traded principally in securities markets outside the United States (Eurodollar certificates of deposit are excluded for purposes of these limitations), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets (including American Depository Receipts (“ADRs”)). The NACM Pacific Rim and NACM Global Funds may invest in foreign securities that are restricted against transfer within the United States or to Unites States persons.

Each of the Funds may invest in ADRs. The OCC Core Equity, OCC Value, OCC Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity, RCM Innovation and the Allianz RCM Funds (except the RCM Innovation Fund) and Allianz NACM Funds may invest in European Depository Receipts (“EDRs”) or Global Depository Receipts (“GDRs”). ADRs are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. EDRs are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. GDRs may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political instability which can affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar.

The risks of investing in foreign securities are particularly high when securities of issuers based in developing (or “emerging market”) countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

A Fund’s investments in foreign currency denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.

Special Risks of Investing in Russian and Other Eastern European Securities. The Funds may invest in securities of issuers located in Russia and in other Eastern European countries. The political, legal and operational risks of investing in the securities of Russian and other Eastern European issuers, and of having assets custodied within these countries, may be particularly acute. Investments in Eastern European countries may involve acute risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. Also, certain Eastern European countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property.

In addition, governments in certain Eastern European countries may require that a governmental or quasi-governmental authority act as custodian of a Fund’s assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund’s cash and securities, the Fund’s investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such circumstances.

Investments in securities of Russian issuers may involve a particularly high degree of risk and special considerations not typically associated with investing in U.S. and other more developed markets, many of which stem from Russia’s continuing political and economic instability and the slow-paced development of its market economy. Investments in Russian securities should be considered highly speculative. Such risks and special considerations include: (a) delays in settling portfolio transactions and the risk of loss arising out of Russia’s system of share registration and custody (see below); (b) pervasiveness of corruption, insider trading, and crime in the Russian economic system; (c) difficulties associated in obtaining accurate market valuations of many Russian securities, based partly on the limited amount of publicly available information; (d) the general financial condition of Russian companies, which may involve particularly large amounts of inter-company debt; and (e) the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive and/or exorbitant taxation or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Also, there is the risk that the government of Russia or other executive or legislative bodies may decide not to continue to support the economic reform programs implemented since the dissolution of the Soviet Union and could follow radically different political and/or economic policies to the detriment of investors, including non-market-oriented policies such as the support of certain industries at the expense of other sectors or investors, a return to the centrally planned economy that existed prior to the dissolution of the Soviet Union, or the nationalization of privatized enterprises.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of companies is normally recorded. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company’s share register and normally evidenced by “share extracts” from the register or, in certain limited circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the securities, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Also, although a Russian public enterprise with more than 500 shareholders is required by law to contract out the maintenance of its shareholder register to an independent entity that meets certain criteria, this regulation has not always been strictly enforced in practice. Because of this lack of independence, management of a company may be able to exert considerable influence over who can purchase and sell the company’s shares by illegally instructing the registrar to refuse to record transactions in the share register. In addition, so-called “financial-industrial groups” have emerged in recent years that seek to deter outside investors from interfering in the management of companies they control. These practices may prevent a Fund from investing in the securities of certain Russian companies deemed suitable by the Fund’s Sub-Adviser. Further, this also could cause a delay in the sale of Russian securities held by a Fund if a potential purchaser is deemed unsuitable, which may expose the Fund to potential loss on the investment.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. Certain Funds, such as the OCC Core Equity Fund, can buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some securities of corporations domiciled outside the U.S. which the Funds may purchase may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations which generate primarily passive income. They are often “growth” companies or “start-up” companies. For federal tax purposes, a corporation is deemed a PFIC if 75% or more of the foreign corporation’s gross income for the income year is passive income or if 50% or more of its assets are assets that produce or are held to produce passive income. Passive income is further defined as any income to be considered foreign personal holding company income within the subpart F provisions defined by IRC s.954.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There are also the risks that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments.

Subject to the limits under the Investment Company Act, the Funds may also invest in foreign mutual funds which are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein.

In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies

The Allianz NACM Funds and the OCC Core Equity, OCC Value, OCC Renaissance, PEA Growth & Income, PEA Growth, PEA Target, PEA Opportunity and RCM Innovation Funds invest directly in foreign currencies and may enter into forward foreign currency exchange contracts to reduce the risks of adverse changes in foreign exchange rates. In addition, the Allianz NACM Funds may buy and sell foreign currency futures contracts and options on foreign currencies and foreign currency futures. The Allianz RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Pacific Rim, NACM International and NACM Global Funds may employ currency management techniques to enhance their total returns, although there is no current intention to do so. An Allianz RCM Fund may not employ more than 30% of the value of its total assets in currency management techniques for the purpose of enhancing returns. To the extent that such techniques are used to enhance returns, they are considered speculative. In addition, the Allianz RCM Funds (other than the RCM Mid-Cap Fund) and the Allianz NACM Funds may enter into forward foreign currency exchange contracts, may buy and sell foreign currency futures contracts, foreign currencies and options on foreign currencies and foreign currency futures and enter into currency swaps transactions.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain which might be realized by a Fund if the value of the hedged currency increases. A Fund may enter into these contracts for the purpose of hedging against foreign exchange risks arising from the Funds’ investment or anticipated investment in securities denominated in foreign currencies. Suitable hedging transactions may not be available in all circumstances. Also, such hedging transactions may not be successful and may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

The Allianz NACM Funds may also enter into forward foreign currency exchange contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. To the extent that they do so, the Allianz NACM Funds will be subject to the additional risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. The Allianz NACM Funds (except for the NACM Global, NACM International and NACM Pacific Rim Funds) may enter into forward foreign currency exchange contracts for purposes of hedging only. The Allianz RCM Funds and the NACM Global, NACM International and NACM Pacific Rim Funds may enter into forward foreign currency exchange contracts for purposes of hedging or to seek to increase total return when the Sub-Adviser anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund’s portfolio. The Allianz RCM Funds and Allianz NACM Funds may additionally enter into forward contracts to protect against anticipated changes in future foreign currency exchange rates. A Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. A Fund will segregate assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. The Funds may also use foreign currency futures contracts and related options on currencies for the same reasons for which forward foreign currency exchange contracts are used.

Special Risks Associated with the Continued Introduction of the Euro. The gradual introduction of a single currency, the euro, beginning on January 1, 1999 for participating European nations in the European Economic and Monetary Union continues to present unique uncertainties for European securities in the markets in which they trade and with respect to the operation of the Funds that invest in securities denominated in European currencies and other European securities. The introduction of the euro is resulting in the redenomination of European debt and equity securities over a period of time. Uncertainties raised by the introduction of the euro include whether the payment and operational systems of banks and other financial institutions will function correctly, whether clearing and settlement payment systems developed for the new currency will be suitable, the valuation and legal treatment of outstanding financial contracts after January 1, 1999 that refer to existing currencies rather than the euro, and possible adverse accounting or tax consequences that may arise from the transition to the euro. These or other factors could cause market disruptions and could adversely affect the value of securities and foreign currencies held by the Funds.

Bank Obligations

The Funds may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (taken at market value at the time of investment) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets. Each Fund may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

Each Fund limits its investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.

The OCC Value, OCC Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity and RCM Innovation Funds limit their investments in foreign bank obligations to obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) are among the 75 largest foreign banks in the world in terms of total assets; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the relevant Sub-Adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. Subject to each Fund’s limitation on concentration of no more than 25% of its assets in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth above.

Obligations of foreign banks involve certain risks associated with investing in foreign securities described under “Foreign Securities” above, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

All Funds may invest in commercial paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds consists of U.S. dollar-denominated obligations of domestic issuers, or, additionally for the OCC Value, OCC Renaissance, PEA Growth, PEA Target, PEA Growth & Income, PEA Opportunity and RCM Innovation Funds, foreign currency-denominated obligations of domestic or foreign issuers which, at the time of investment, are (i) rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” or better by S&P, (ii) issued or guaranteed as to principal and interest by issuers or guarantors having an existing debt security rating of “A” or better by Moody’s or “A” or better by S&P, or (iii) securities which, if not rated, are, in the opinion of the Sub-Adviser, of an investment quality comparable to rated commercial paper in which the Fund may invest. The OCC Core Equity Fund may invest in foreign currency-denominated obligations of domestic or foreign issuers. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Money Market Instruments

Each of the Funds may invest at least a portion of its assets in the following kinds of money market instruments: (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser. Bank obligations must be those of a bank that has deposits in excess of $2 billion or that is a member of the Federal Deposit Insurance Corporation. A Fund may invest in obligations of U.S. branches or subsidiaries of foreign banks (“Yankee dollar obligations”) or foreign branches of U.S. banks (“Eurodollar obligations”); (3) commercial paper rated in the two highest rating categories by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s two highest grades, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; (4) corporate obligations with a remaining maturity of 397 days or less whose issuers have outstanding short-term debt obligations rated in the highest rating category by at least two NRSROs, or, if rated by only one NRSRO, in such agency’s highest grade, or, if unrated, determined to be of comparable quality by the Adviser or a Sub-Adviser; and (5) repurchase agreements with domestic commercial banks or registered broker-dealers. In addition, the OCC Core Equity Fund may invest in variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed; the Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty; these notes may or may not be backed by bank letters of credit.

Derivative Instruments

The following describes certain derivative instruments and products in which certain Funds may invest and risks associated therewith.

The Funds might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. Also, suitable derivative and/or hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will be able to identify or employ a desirable derivative and/or hedging transaction at any time or from time to time or that any such transactions will be successful.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, certain Funds may purchase and sell both put and call options on equity, fixed income or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on National Association of Securities Dealers Automated Quotations (“NASDAQ”) or on a

regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

OTC Options. The OCC Core Equity, OCC Value, OCC Renaissance, PEA Growth, PEA Growth & Income, PEA Target, PEA Opportunity and RCM Innovation Funds may enter into over-the-counter (“OTC”) options transactions only with primary dealers in U.S. Government securities and only pursuant to agreements that will assure that the relevant Fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. Over-the-counter options in which certain Funds may invest differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid over-the-counter options purchased and securities being used to cover certain written over-the-counter options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The RCM Funds (other than the RCM Mid-Cap Fund) may similarly invest in dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

For each of the OCC Renaissance, PEA Growth, PEA Target, PEA Opportunity and RCM Innovation Funds, in the case of a written call option on a securities index, the Fund will own corresponding securities whose historic volatility correlates with that of the index.

Foreign Currency Options. The Allianz NACM Funds, PEA Growth, RCM Innovation, PEA Growth & Income, PEA Opportunity, OCC Renaissance, PEA Target and OCC Value Funds may buy or sell put and call options on foreign currencies as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated. The Allianz RCM Funds (other than the RCM Mid-Cap Fund) and the NACM Global, NACM International and NACM Pacific Rim Funds may additionally use currency options to cross-hedge or to increase total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in such Fund’s portfolio. The OCC Core Equity Fund may buy or sell put options on foreign currencies. In addition, each of the Funds that may buy or sell foreign currencies may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. Certain Funds may use interest rate, foreign currency or index futures contracts. The OCC Core Equity, PEA Growth, RCM Innovation, PEA Growth & Income, PEA Opportunity, OCC Renaissance, PEA Target, OCC Value, NACM Global and NACM Pacific Rim Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The OCC Core Equity, PEA Growth, RCM Innovation, PEA Growth & Income, PEA Opportunity, OCC Renaissance, PEA Target, OCC Value, NACM Global and NACM Pacific Rim Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the Commodity Futures Trading Commission (“CFTC”). The Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. A Fund may also avoid potential market and liquidity problems which may result from increases in positions already held by the Fund. The Allianz RCM Funds (except for the RCM Mid-Cap Fund) and the Allianz NACM Funds may enter into futures contracts for the purchase or sale of fixed income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity securities or fixed income securities and may also purchase call options and put options on securities or index futures contracts and each such Fund may also purchase and sell futures options on currencies. The Allianz NACM Funds and the RCM Mid-Cap Fund may purchase and sell stock index futures contracts and options on such futures contracts as a hedge against changes in market conditions that may result in changes in the value of the Fund’s portfolio securities and not for speculation.

An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges which have been approved by the CFTC. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Because the specific procedures for trading foreign stock Index Futures on futures exchanges are still under development, additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

Certain Funds may purchase and write call and put futures options. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

A Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the RCM Global Resources Fund may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed-upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may only enter into futures contracts or futures options which are standardized and traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system. The Funds may enter into positions in futures contracts and related options for “bona fide hedging” purposes (as such term is defined in applicable regulations of the CFTC), for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, certain Funds may utilize futures contracts for investment purposes. For instance, the NACM Global and NACM Pacific Rim Funds may invest to a significant degree in Index Futures on stock indexes and related options (including those which may trade outside of the United States) as an alternative to purchasing individual stocks in order to adjust their exposure to a particular market. In addition, the Allianz RCM Funds (other than the RCM Innovation Fund) and the Allianz NACM Funds may not purchase or sell futures contracts or purchase futures options if, immediately thereafter, more than 30% or 25%, respectively, of the value of such Fund’s net assets would be hedged. The RCM Mid-Cap Fund will not engage in transactions in stock index futures options for speculation, but only as a hedge against changes in the value of securities held in the Fund’s portfolio, or securities which the Sub-Adviser intends to purchase for the portfolio resulting from actual or anticipated changes in general market conditions. Such transactions will only be effected when, in the view of the Sub-Adviser, they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund’s investment portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. Some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle, so that the portfolio return might have been greater had hedging not been attempted. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, suitable hedging transactions may not be available in all circumstances.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options thereon. Options on securities, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to risk of loss. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) than if the Fund had not used such instruments.

Swap Agreements. The Funds may enter into equity index swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a “basket” of securities representing a particular index.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.

The Allianz NACM Funds, for hedging purposes, may enter into interest rate and currency swap transactions and purchase or sell interest rate and currency caps and floors. The Allianz NACM Funds will usually enter into interest rate swaps on a net basis (i.e. the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each interest rate or currency swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian. If the Fund enters into an interest rate or currency swap on other than a net basis it will maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. The Allianz NACM Funds will not enter into any interest rate or currency swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least “high quality” by at least one Nationally Recognized Rating Organization at the time of entering into such transaction. The Sub-Adviser will monitor the creditworthiness of all counterparties on an ongoing basis.

Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Funds’ repurchase agreement guidelines). The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Roll Transactions. In addition, the Allianz NACM Funds may participate in ‘roll’ transactions which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities at a later date from the same party. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitments, roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the transactions may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. The Fund will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered to be the economic equivalent of borrowings by the Fund. To avoid leverage, the Fund will establish a segregated account with its Custodian in which it will maintain liquid assets in an amount sufficient to meet its payment obligations with respect to these transactions. The Fund will not enter into roll transactions if, as a result, more than 50% of the Fund’s net assets would be segregated to cover such contracts.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund (except for the RCM Mid-Cap Fund) may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a delayed delivery basis. The Allianz NACM Funds do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Certain Funds may enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

Certain Funds may invest in warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. As a matter of operating policy, no Allianz RCM Fund (other than the RCM Innovation Fund) will invest more than 5% (10% for the RCM Mid-Cap Fund) of its net assets in warrants. Rights are similar to warrants, but normally have a short duration and are generally distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends, and have no rights with respect to the assets of the issuer.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. The Allianz RCM Funds (other than the RCM Innovation Fund) will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Allianz RCM Fund’s holdings of such repurchase agreements exceeds 10% (15%, in the case of the RCM Targeted Core Growth Fund) of the value of the Fund’s total assets. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Adviser and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the OCC Core Equity, OCC Value, NFJ Dividend Value, NFJ Large-Cap Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, PEA Target and CCM Emerging Companies Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions amounting to no more than 33 1/3% of its total assets; each of the Allianz NACM Funds may make such loans amounting to no more than 30% of its total assets; and each of the OCC Renaissance, PEA Growth, PEA Opportunity and RCM Innovation Funds may make such loans amounting to no more than 25% of its total assets. The Allianz RCM Funds (other than the RCM Innovation Fund) may also make such loans to the extent permitted by the 1940 Act. Additionally, under the terms of exemptive relief granted by the Securities and Exchange Commission, the Funds may loan their securities to affiliates of Allianz Global Fund Management. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Adviser or the Sub-Advisers to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Fund may invest the cash collateral received (generally in money market investments or money market funds) or receive a fee from the borrower. In the case of cash collateral, the Fund typically pays a rebate to the borrower. Subject to conditions established by the Securities and Exchange Commission staff, a Fund may transfer cash collateral into a joint account along with cash collateral of other Funds. Cash collateral in these joint accounts may be invested in repurchase agreements and/or short-term money market instruments. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. Each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

Stocks of Small and Medium Capitalization Companies

Certain of the Funds may invest in common stock of companies with market capitalizations that are small compared to those of other publicly traded companies. Generally, small market capitalization is considered to be less than $1.5 billion and large market capitalization is considered to be more than $5 billion. Funds may also use a different metric for determining relative market capitalization. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund with a relatively large asset size to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

Many of the Funds may also invest in stocks of companies with medium market capitalizations. Whether a U.S. issuer’s market capitalization is medium is determined by reference to the capitalization for all issuers whose equity securities are listed on a United States national securities exchange or which are reported on NASDAQ. Issuers with market capitalizations within the range of capitalization of companies included in the S&P Mid Cap 400 Index may be regarded as being issuers with medium market capitalizations. Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although such companies tend to have longer operating histories, broader product lines and greater financial resources, and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Other Investment Companies

The laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The only practical means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. In these cases and in other appropriate circumstances, each Allianz RCM Fund (other than the RCM Innovation Fund) and the OCC Core Equity Fund may invest up to 10% (except for the RCM Mid-Cap Fund) of the value of its total assets in other investment companies but, no more than 5% of its total assets in any one investment company. Unless otherwise permitted under SEC regulations or exemptive relief, each other Fund (including the RCM Innovation Fund but excluding the Allianz NACM Funds) may invest up to 5% of its assets in other investment companies. None of the Allianz NACM Funds may invest in securities of other investment companies, except (a) that a Allianz NACM Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as such Fund; (b) in compliance with the Investment Company Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving such Fund. Except as otherwise permitted under SEC regulations or exemptive relief, no Fund may acquire more than 3% of the outstanding voting securities of any other investment company. If a Fund invests in other investment companies, it will bear its proportionate share of the other investment companies’ management or administrative fees and other expenses. At the same time, the Fund would continue to pay its own management fees and other expenses.

Illiquid Securities

Each Fund may invest in securities that are illiquid so long as no more than 15% (5% and 10% for the RCM Mid-Cap and RCM International Growth Equity Funds, respectively) of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing at fair value as determined in good faith under the supervision of the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities which legally or in the Adviser’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Adviser or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds, which are fixed income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” above. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitles a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets, determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.

Event-Linked Bonds

Certain of the Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and the Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Hybrid Instruments

Certain of the Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Accordingly, no Fund will invest more than 5% of its assets (taken at market value at the time of investment) in hybrid instruments.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Short Sales

The Funds may engage in short sales transactions to the extent consistent with their investment restrictions set forth under “Investment Restrictions” below. A short sale that is not made “against the box” is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. When a Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. In order to deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

The value of securities of any issuer in which a Fund maintains a short position that is not “against the box” may not exceed the lesser of 5% of the value of the Fund’s net assets or 5% of the securities of such class of the issuer. A Fund’s ability to enter into short sales transactions is limited by the requirements of the 1940 Act.

Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since a Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

If a Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when the Investment Manager believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission (“SEC”), a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold are placed in a segregated account, or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale.

To avoid limitations under the 1940 Act on borrowing by investment companies, short sales by each Fund that may sell securities short will be “against the box”, or the Fund’s obligation to deliver the securities sold short will be “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the market value of its delivery obligation. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

Precious Metals

Some of the Funds, particularly the RCM Global Resources Fund, may invest in precious metals. Precious metals, such as gold, silver, platinum, and palladium, at times have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of gold and other precious metals, however, are less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. Although precious metals can be purchased in any form, including bullion and coins, a Fund intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. A fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.

For a fund, such as the RCM Global Resources Fund, to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund’s gross income for its taxable year. This tax requirement could cause the RCM Global Resources Fund to hold or sell precious metals or securities when it would not otherwise do so.

Investment Strategies of the Asset Allocation Fund - Incorporation by Reference

The Asset Allocation Fund invests all of its assets in Underlying Funds, which include certain Funds of the Trust and series of PIMCO Funds as specified in the Prospectuses. By investing in Underlying Funds, the Asset Allocation Fund may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds described above. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds which are series of PIMCO Funds. The PIMCO Funds series and their attendant risks as described in the current PIMCO Funds Prospectuses for Institutional Class and Administrative Class shares and PIMCO Funds Statement of Additional Information, which are included in the PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) on file with the Securities and Exchange Commission and are incorporated into this document by reference. The PIMCO Funds documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the OCC Renaissance, PEA Growth, PEA Target, PEA Opportunity and RCM Innovation Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions:

(1) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the RCM Innovation Fund only, this fundamental restriction is as follows: the RCM Innovation Fund may not borrow money in excess of 10% of the value (taken at the lower of cost or current value) of such Fund’s total assets (not including the amount borrowed) at the time the borrowing is made, and then only from banks as a temporary measure to facilitate the meeting of redemption requests (not for leverage) which might otherwise require the untimely disposition of portfolio investments or for extraordinary or emergency purposes. Such borrowings will be repaid before any additional investments are purchased;

(2) none of the above-mentioned Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(3) none of the above-mentioned Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) none of the above-mentioned Funds may acquire more than 10% of the voting securities of any issuer, both with respect to any such Fund and to the Funds to which this policy relates, in the aggregate;

(6) none of the above-mentioned Funds may concentrate more than 25% of the value of its total assets in any one industry, except that the RCM Innovation Fund will concentrate more than 25% of its assets in companies which use innovative technologies to gain a strategic, competitive advantage in their industry as well as companies that provide and service those technologies;

(7) none of the above-mentioned Funds may purchase or sell commodities or commodity contracts except that the Funds may purchase and sell financial futures contracts and related options;

(8) none of the above-mentioned Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 25% of its total assets (33 1/3% in the case of the PEA Target Fund); and

(9) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (9) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the NFJ International Value Fund and may not be changed without shareholder approval by a vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

(1) the Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) the Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(3) the Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that each Fund may engage in interest rate futures contracts, stock index futures contacts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(4) the Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(5) the Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) the Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(7) the Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(8) the Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment objective of the above-referenced Fund and the CCM Focused Growth, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds is non-fundamental and may be changed with respect to each such Fund by the Trustees without shareholder approval.

Except as otherwise set forth below, the investment restrictions set forth below are fundamental policies of each of the OCC Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Small-Cap Value, PEA Growth & Income, CCM Emerging Companies, NFJ Dividend Value and NFJ Large-Cap Value Funds, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund. The investment objective of each of these Funds (with the exception of the CCM Focused Growth, PEA Growth & Income, NFJ Dividend Value and NFJ Large-Cap Value Funds) is also fundamental and may not be changed without such shareholder approval. Under the following restrictions:

(1) none of the above-mentioned Funds may invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(3) none of the above-mentioned Funds may with respect to 75% of its assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

(4) none of the above-mentioned Funds may purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(5) none of the above-mentioned Funds may purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that any such Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(6) none of the above-mentioned Funds may purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this restriction;

(7) each of the above-mentioned Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts, except that, with respect to the CCM Mid-Cap Fund only, this fundamental investment restriction is as follows: the CCM Mid-Cap Fund may not borrow money, or pledge, mortgage or hypothecate its assets, except that a Fund may (i) borrow from banks or enter into reverse repurchase agreements, or employ similar investment techniques, and pledge its assets in connection therewith, but only if immediately after each borrowing and continuing thereafter, there is asset coverage of 300% and (ii) enter into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts as described in the Prospectuses and in this Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts, options on futures contracts, and forward foreign currency contracts will not be deemed to be pledges of such Fund’s assets);

(8) none of the above-mentioned Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(9) none of the above-mentioned Funds may lend any funds or other assets, except that such Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the SEC and the Trustees of the Trust; and

(10) none of the above-mentioned Funds may act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (7) and (8) above, each of the above-mentioned Funds may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment restrictions set forth below are fundamental policies of the Asset Allocation Fund and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

(1) the Asset Allocation Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2) the Asset Allocation Fund may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3) the Asset Allocation Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or which invest in real estate or interests therein;

(4) the Asset Allocation Fund may not purchase or sell commodities or commodities contracts (which, for the purpose of this restriction, shall not include foreign currency or forward foreign currency contracts or swap agreements), except that the Fund may engage in interest rate futures contracts, stock index futures contracts, futures contracts based on other financial instruments or one or more groups of instruments, and on options on such futures contracts;

(5) the Asset Allocation Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) the Asset Allocation Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security;

(7) the Asset Allocation Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in debt obligations, including bonds, debentures, or other debt securities, bankers’ acceptances and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements and reverse repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed one-third of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Trustees of the Trust; and

(8) the Asset Allocation Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding the provisions of fundamental investment restrictions (5) and (6) above, the Asset Allocation Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirement of fundamental investment restriction (5).

Notwithstanding any other fundamental investment restriction or policy, the Asset Allocation Fund may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Fund.

The investment objective of the Asset Allocation Fund is non-fundamental and may be changed by the Trustees without shareholder approval.

Each of the Allianz RCM Funds has adopted certain investment restrictions that are fundamental policies and that may not be changed without shareholder approval by the vote of a majority of the Fund’s outstanding voting securities. The Fundamental investment restrictions described below do not apply to the RCM Innovation F und; the RCM Innovation Fund’s Fundamental investment restrictions are listed above.

In the case of the Allianz RCM Funds (other than the RCM Financial Services, RCM Global Resources, RCM Mid-Cap Funds and RCM Innovation), these restrictions provide that a Fund may not:

(1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Technology Fund will concentrate more than 25% of its assets in the technology industry, (ii) the RCM Global Healthcare Fund will concentrate more than 25% of its assets in the healthcare industry, and (iii) the RCM Biotechnology Fund will concentrate more than 25% of its assets in the biotechnology industry.

(2) Acquire more than 10% of the outstanding voting securities of any one issuer.

(3) Invest in companies for the purpose of exercising control or management.

(4) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. A Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit a Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options.

(5) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities.

(6) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. A Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% (15% in the case of the RCM Targeted Core Growth Fund) of the value of the Fund’s total assets.

(7) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities.

(8) Invest more than 15% (10% for the RCM International Growth Equity Fund) of the value of its net assets in securities that are illiquid;

(9) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 10% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s shareholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

(10) Purchase portfolio securities from or sell portfolio securities to the officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than unaffiliated broker-dealers.

(11) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC.

(12) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions.

(13) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In addition, the RCM Global Technology Fund, the RCM Global Healthcare Fund and the RCM Biotechnology Fund each will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “DRCM Codes”). The DRCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and Standard & Poor’s (“S&P”) industry classification model, modified to be more representative of global investing and more applicable to growth industries and their subindustries.

In the case of the RCM Mid-Cap Fund, these restrictions provide that the Fund may not:

(1) Invest in securities of any one issuer (other than the United States of America, its agencies and instrumentalities), if immediately after and as a result of such investment the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund’s total assets;

(2) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States of America, its agencies and instrumentalities);

(3) Invest in foreign securities if immediately after and as a result of such investment the value of the holdings of the Fund in foreign securities exceeds 10% of the value of the Fund’s total assets;

(4) Acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer;

(5) Invest in companies for the purpose of exercising control or management;

(6) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;

(7) Borrow amounts in excess of 5% of the total assets taken at cost or at market value, whichever is lower, and only from banks as a temporary measure for extraordinary or emergency purposes. The Fund will not mortgage, pledge, hypothecate or in any other manner transfer as security for an indebtedness any of its assets;

(8) Issue senior securities as defined in the 1940 Act, except that the Fund may borrow money as permitted, by fundamental investment restriction (7) above. For this purpose, futures and other transactions covered by segregated accounts are not considered to be senior securities.

(9) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(10) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets. The Fund will not lend portfolio securities which, when valued at the time of loan, have a value in excess of 10% of the value of the Fund’s total assets;

(11) Make short sales of securities;

(12) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities, or invest more than 5% of the value of its net assets in securities that are illiquid;

(13) Purchase the securities of any other investment company or investment trust, except by purchase in the open market where, to the best information of the Trust, no commission or profit to a sponsor or dealer (other than the customary broker’s commission) results from such purchase and such purchase does not result in such securities exceeding 5% of the value of the Fund’s total assets, or except when such purchase is part of a merger, consolidation, acquisition of assets, or other reorganization approved by the Fund’s stockholders. For the purpose of this restriction, the Trust considers “investment company or investment trust” to mean an investment company registered under the 1940 Act, and treats the purchase of securities in an investment company registered under the 1940 Act as a purchase in the open market if the securities purchased are registered under the Securities Act of 1933, as amended. In addition, the Trust does not consider bona fide investment management fees to be a commission or profit to a sponsor or dealer for purposes of this restriction.

(14) Participate on a joint or a joint-and-several basis in any trading account in securities (the aggregation of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Adviser to save brokerage costs or average prices among them, is not deemed to result in a securities trading account);

(15) Purchase from or sell portfolio securities to its officers, directors, or other “interested persons” (as defined in the 1940 Act) of the Trust, other than otherwise unaffiliated broker-dealers;

(16) Purchase or sell stock index futures or purchase related options if, immediately thereafter, more than 30% of the value of its net assets would be hedged, or the sum of the amount of “margin” deposits on the Fund’s existing futures positions and premium paid for related options would exceed 5% of the market value of the Fund’s total assets; or

(17) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts only for hedging purposes. The Fund has no current intention of entering into commodities contract except for stock index futures and related options.

In the case of the RCM Financial Services and RCM Global Resources Funds, these restrictions provide that a Fund may not:

(1) Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry, except that (i) the RCM Global Resources Fund will invest more than 25% of its assets in the natural resources industries and (ii) the RCM Financial Services Fund will invest more than 25% of its assets in the financial services industry;

(2) Acquire more than 10% of the outstanding voting securities of any one issuer;

(3) Borrow money, except from banks to meet redemption requests or for temporary or emergency purposes; provided that borrowings for temporary or emergency purposes other than to meet redemption requests shall not exceed 5% of the value of its total assets; and provided further that total borrowings shall be made only to the extent that the value of the Fund’s total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). For purposes of the foregoing limitations, reverse repurchase agreements and other borrowing transactions covered by segregated assets are considered to be borrowings. The Fund will not mortgage, pledge, hypothecate, or in any other manner transfer as security for an indebtedness any of its assets. This investment restriction shall not prohibit the Fund from engaging in futures contracts, options on futures contracts, forward foreign currency exchange transactions, and currency options;

(4) Purchase securities on margin, but it may obtain such short-term credit from banks as may be necessary for the clearance of purchases and sales of securities;

(5) Make loans of its funds or assets to any other person, which shall not be considered as including: (i) the purchase of a portion of an issue of publicly distributed debt securities, (ii) the purchase of bank obligations such as certificates of deposit, bankers’ acceptances and other short-term debt obligations, (iii) entering into repurchase agreements with respect to commercial paper, certificates of deposit and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and (iv) the loan of portfolio securities to brokers, dealers and other financial institutions where such loan is callable by the Fund at any time on reasonable notice and is fully secured by collateral in the form of cash or cash equivalents. The Fund will not enter into repurchase agreements with maturities in excess of seven days if immediately after and as a result of such transaction the value of the Fund’s holdings of such repurchase agreements exceeds 10% of the value of the Fund’s total assets;

(6) Act as an underwriter of securities issued by other persons, except insofar as it may be deemed an underwriter under the 1933 Act in selling portfolio securities;

(7) Invest more than 15% of the value of its net assets in securities that are illiquid;

(8) Purchase commodities or commodity contracts, except that the Fund may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Fund may enter into futures and options contracts in accordance with the applicable rules of the CFTC;

(9) Issue senior securities, except that the Fund may borrow money as permitted by fundamental investment restriction (4) above. This restriction shall not prohibit the Fund from engaging in short sales, options, futures and foreign currency transactions; and

(10) Purchase or sell real estate; provided that the Fund may invest in readily marketable securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

In addition, each of the RCM Financial Services and RCM Global Resources Funds will measure the percentage of its assets in a particular industry by reference to a customized set of industry and sector groups for classifying securities (the “RCM Codes”). The RCM Codes are based on an expanded Morgan Stanley Capital International (“MSCI”) and S&P industry classification model, modified to be more representative of global investing and more applicable to growth industries and their sub-industries.

The investment restrictions set forth below are fundamental policies of each of the Allianz NACM Funds and may not be changed with respect to a Allianz NACM Fund without shareholder approval by the vote of a majority of that Fund’s outstanding voting securities. Under these restrictions:

(1) none of the Allianz NACM Funds may purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund;

(2) none of the Allianz NACM Funds may concentrate more than 25% of the value of its total assets in any one industry;

(3) none of the Allianz NACM Funds may purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(4) none of the Allianz NACM Funds may make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities with respect to not more than 30% of its total assets;

(5) each of the Allianz NACM Funds may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts;

(6) none of the Allianz NACM Funds may pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of such Fund’s total assets (taken at cost) and then only to secure borrowings permitted by Restriction (5) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.);

(7) none of the Allianz NACM Funds may underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(8) none of the Allianz NACM Funds may issue senior securities, except insofar as such Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security; and

(9) none of the Allianz NACM Funds may enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Fund may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

Notwithstanding the provisions of fundamental investment restrictions (5) and (8) above, each of the Allianz NACM Funds may borrow money for temporary defensive administrative purposes. To the extent that borrowings for temporary defensive administrative purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

The investment objective of each of the Allianz NACM Funds is non-fundamental and may be changed by the Trustees without shareholder approval.

The investment restrictions set forth below are fundamental policies of each of the OCC Core Equity Fund and may not be changed without shareholder approval by vote of a majority of the outstanding voting securities of the Fund. Under these restrictions:

(1) the Fund may borrow money to the maximum extent permitted by law, including without limitation (i) borrowing from banks or entering into reverse repurchase agreements, or employing similar investment techniques, and pledging its assets in connection therewith, if immediately after each borrowing and continuing thereafter, there is asset coverage of 300%, and (ii) entering into reverse repurchase agreements and transactions in options, futures, options on futures, and forward foreign currency contracts.

(2) the Fund may not pledge, hypothecate, mortgage or otherwise encumber its assets except to secure borrowings permitted by Restriction (1) above. (The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be pledges or other encumbrances.) (For the purpose of this restriction, collateral arrangements with respect to the writing of options, futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security);

(3) the Fund may not underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws;

(4) the Fund may not purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate;

(5) the Fund may not concentrate more than 25% of the value of its total assets in any one industry;

(6) the Fund may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities;

(7) the Fund may not make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund’s portfolio securities; and

(8) the Fund may not issue senior securities, except insofar as the Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Fund’s borrowing policies, and except that for purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or related options, purchase or sale of forward foreign currency contracts, the entering into of repurchase agreements, the lending of its portfolio securities, the writing of options on securities and similar transactions are not deemed to be an issuance of a senior security.

Notwithstanding the provisions of fundamental investment restrictions (1) and (8) above, the Fund may borrow money for temporary administrative purposes. To the extent that borrowings for temporary administrative purposes exceed 5% of the total assets of the Fund, such excess shall be subject to the 300% asset coverage requirements set forth above.

Non-Fundamental Investment Restrictions

Each Fund (except the Asset Allocation Fund, the Allianz RCM Funds (other than the RCM Innovation Fund) and the OCC Core Equity Fund) is also subject to the following non-fundamental restrictions and policies (which may be changed without shareholder approval) and, unless otherwise indicated, may not:

(1) invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, (c) repurchase agreements maturing in more than seven days, (d) OTC options (to the extent described above under “Derivative Instruments — OTC Options”), and (e) IO/PO SMBS (as described above under “Mortgage-Related and Asset-Backed Securities — Stripped Mortgage - Backed Securities”) if, as a result, more than 15% of a Fund’s net assets, taken at current value, would then be invested in securities described in (a), (b), (c), (d) and (e) above. For the purpose of this restriction, securities subject to a 7-day put option or convertible into readily saleable securities or commodities are not included with subsections (a) or (b);

(2) purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.);

(3) (other than the NACM Global, NACM International and NACM Pacific Rim Funds) make short sales of securities or maintain a short position for the account of a Fund unless at all times when a short position is open such Fund owns an equal amount of such securities or owns or has the right to acquire securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short;

(4) purchase securities the disposition of which is restricted under the federal securities laws (excluding for purposes of this restriction securities offered and sold pursuant to Rule 144A of the 1933 Act and Section 4(2) commercial paper) if, as a result, such investments would exceed 15% of the value of the net assets of the relevant Fund;

(5) write (sell) or purchase options except that each Fund may (a) write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions with respect to such options, and (b) in combination therewith, or separately, purchase put and call options on securities it is eligible to purchase, and (c) each Fund may engage in options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments; provided that the premiums paid by each Fund on all outstanding options it has purchased do not exceed 5% of its total assets (this restriction does not apply to the Allianz NACM Funds). Each Fund may enter into closing sale transactions with respect to options it has purchased;

(6) invest more than 15% of the net assets of a Fund (taken at market value at the time of the investment) in “illiquid securities,” illiquid securities being defined to include repurchase agreements maturing in more than seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide withdrawal penalties upon prepayment (other than overnight deposits), or other securities which legally or in the Adviser’s or Sub-Adviser’s opinion may be deemed illiquid (other than securities issued pursuant to Rule 144A under the 1933 Act and certain commercial paper that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees);

(7) borrow money, except for temporary administrative purposes as provided above and as provided in the fundamental investment restrictions set forth above;

(8) with respect to the Allianz NACM Funds only, invest in interests in oil, gas or other mineral exploration or development programs or leases, or real estate limited partnerships, although a Fund may invest in the securities of companies which invest in or sponsor such programs;

(9) with respect to the Allianz NACM Funds only, lend any securities from its portfolio unless the value of the collateral received therefore is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily;

(10) with respect to the Allianz NACM Funds only, invest in securities of other investment companies, except (a) that a Fund will be permitted to invest all or a portion of its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as the Fund; (b) in compliance with the 1940 Act; or (c) as part of a merger, consolidation, acquisition or reorganization involving the Fund; or

(11) with respect to the Allianz NACM Funds only, purchase or write options on securities, except for hedging purposes (except in the case of the Global and Pacific Rim Funds, which may do so for non-hedging purposes) and then only if (i) aggregate premiums on call options purchased by a Fund do not exceed 5% of its net assets; (ii) aggregate premiums on put options purchased by a Fund do not exceed 5% of its net assets; (iii) not more than 25% of a Fund’s net assets would be hedged; and (iv) not more than 25% of a Fund’s net assets are used as cover for options written by the Fund. Each Allianz NACM Fund may enter into closing sale transactions with respect to options it has purchased.

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise indicated, all limitations applicable to a Fund’s investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of a Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Adviser or Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or the Trust, as the case may be, or (2) 67% or more of the shares of the Fund or the Trust, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Restrictions Relating to Rule 35d-1 under the 1940 Act

Certain Funds have adopted policies pursuant to Rule 35d-1(a)(3)(i) under the 1940 Act. Such Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a)(3)(i). References to assets below refer to net assets plus borrowings made for investment purposes. Under such policies:

1. The CCM Mid-Cap Fund normally invests at least 80% of its assets in common stocks of companies with medium market capitalizations, defined as companies in the U.S. market with market capitalizations of more than $500 million, but excluding the 200 largest capitalization companies.

2. The NFJ Dividend Value Fund normally invests at least 80% of its assets in equity securities. In addition, the Fund invests at least 80% of its assets in securities that pay or that are expected to pay dividends.

3. The NFJ Small-Cap Value Fund normally invests at least 80% of its assets in companies with market capitalizations of between $100 million and $1.8 billion ($2.8 billion effective June 1, 2005) at the time of investment.

4. The RCM Global Small-Cap Fund normally invests at least 80% of its assets in companies with market capitalizations comparable to those of companies included in the MSCI World Small Cap Index.

5. The RCM Global Technology Fund normally invests at least 80% of its assets in common stocks of companies in the technology industry.

6. The RCM Global Healthcare Fund normally invests at least 80% of its assets in equity securities of companies in the healthcare industry.

7. The RCM Large-Cap Growth Fund normally invests at least 80% of its assets in equity securities of U.S. companies with market capitalizations of at least $3 billion.

8. The RCM Mid-Cap Fund normally invests at least 80% of its assets in equity securities of small- to medium-sized U.S. companies with market capitalizations comparable to those in the Russell Mid-Cap Growth Index.

9. The RCM Biotechnology Fund normally invests at least 80% of its assets in equity securities of companies in the biotechnology industry.

10. The NACM Pacific Rim Fund normally invests at least 80% of its assets in equity securities of companies that satisfy at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for a class of their securities is in a Pacific Rim country.

11. The RCM International Growth Equity Fund normally invests at least 80% of its assets in equity securities of non-U.S. companies.

12. The CCM Focused Growth Fund normally invests at least 80% of its assets in common stocks of companies in the Russell 1000 Growth Index with at least $100 million in market capitalization.

13. The NFJ Large-Cap Value Fund invests at least 80% of its assets in securities issued by large-capitalization companies, which the Fund considers to be the 1,000 largest publicly traded companies (in terms of market capitalization) in the United States.

14. The RCM Global Resources Fund normally invests at least 80% of its assets in securities of companies principally engaged in the research, development, manufacturing, extraction, distribution or sale of materials, energy, or goods related to cyclical or commodity industries, such as the oil & gas, minerals, base metals, precious metals, chemicals, fertilizer, wood products, paper products and steel (the “natural resources industries”).

15. The RCM Financial Services Fund normally invests at least 80% of its assets in financial services companies such as banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

16. The OCC Core Equity Fund normally invests at least 80% of its net assets in common stocks.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The Trustees and executive officers of the Trust, their ages, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the tables immediately following. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 840 Newport Center Drive, Newport Beach, California 92660.

Interested Trustee

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
David C. Flattum* 888 San Clemente Suite 100 Newport Beach, CA 92660 Age 40	Trustee	Less than 1 year	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P., member of Management Board, Allianz Global Investors Fund Management LLC. Formerly, Managing Director, General Counsel, Head of Corporate Functions and member of Management Board of Allianz Global Investors of America L.P.; Partner, Latham & Watkins LLP (1998-2001)	33	PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, PIMCO High Income Fund, and PIMCO Floating Rate Income Fund

*	Trustee is an “interested person” of the Trust (as defined in Section 2(a) (19) of the 1940 Act). Please see the table under “Certain Affiliations” for information about the relationships that cause Mr. Flattum to be an interested person.

Independent Trustees

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Donald P. Carter Age 77	Trustee	7 years	Retired. Formerly, Chairman, Executive Vice President and Director, Cunningham & Walsh, Inc., Chicago, an advertising agency; Chairman and Director, Moduline Industries, Inc., a manufacturer of commercial windows and curtain walls.	33	None

Gary A. Childress Age 70	Trustee	7 years	Private investor. Formerly, Chairman and Director, Bellefonte Lime Company, Inc., a calcitic lime producer, and partner in GenLime, L.P. (dolomitic lime producer)	33	None

Theodore J. Coburn Age 51	Trustee (Chairman)	3 years (Chairman since 2005)	President, Potomac Investment Services. Formerly, President, NASDAQ Stock Market, and Partner, Brown, Coburn & Co. (investment banking firm).	33	Trustee, Nicholas- Applegate

W. Bryant Stooks Age 64	Trustee	7 years	President, Bryant Investments, Ltd.; President, Ocotillo at Price LLC (real estate investments); Director, American Agritec LLC, a manufacturer of hydroponics products. Formerly, President, Senior Vice President, Director and Chief Executive Officer, Archirodon Group Inc., an international construction firm; Partner Arthur Andersen & Co.	33	None

Gerald M. Thorne Age 66	Trustee	7 years	Director, VPI Inc., a plastics company, and American Orthodontics Corp., an orthodontics manufacturer. Formerly, Director, Kaytee, Inc., a bird seed company; President and Director, Firstar National Bank of Milwaukee and Firstar National Bank of Sheboygan; Director, Bando-McGlocklin, a small business investment company.	33	None

Executive Officers

Name Address and Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 46	President and Chief Executive Officer	Less than 1 year	Chief Executive Officer, Allianz Global Investors Distributors LLC and Executive, Allianz Global Investors Fund Management (since August 2004). Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC. Formerly, Managing Director, Nicholas Applegate Holdings LLC, Nicholas Applegate Securities LLC and Nicholas Applegate Securities International. Formerly, Chairman, President and Director, Nicholas-Applegate Institutional Funds, the Nicholas-Applegate Fund Inc. and Nicholas Applegate Southeast Asia Fund.

Newton B. Schott, Jr. 2187 Atlantic Street Stamford, CT 06902 Age 62	Vice President and Secretary	7 years	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors. Vice President, Chief Legal Officer and Secretary, Allianz Funds. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income Shares. Vice President, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

John P. Hardaway Age 47	Treasurer and Principal Accounting Officer	9 years	Executive Vice President, Pacific Investment Management Company LLC (“PIMCO” or “Pacific Investment Management”). Treasurer, Allianz Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Vice President, StocksPLUS Management, Inc. Formerly, Senior Vice President and Vice President, PIMCO.

Garlin G. Flynn Age 58	Assistant Secretary	9 years	Specialist, PIMCO. Formerly, Senior Fund Administrator, PIMCO.

Erik C. Brown Age 37	Assistant Treasurer	3 years	Vice President and Manager, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Allianz Funds and PIMCO Strategic Global Government Fund, Inc. Formerly, Senior Tax Manager, Deloitte & Touche LLP and Tax Manager, PricewaterhouseCoopers LLP.

Henrik P. Larsen Age 34	Vice President	4 years	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Allianz Funds and PIMCO Strategic Global Government Fund, Inc. Formerly, Manager, PIMCO.

Jeffrey M. Sargent Age 41	Vice President	8 years	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Vice President, Allianz Funds, Senior Vice President and Vice President, PIMCO.

Youse Guia Age 32	Chief Compliance Officer	Less than 1 year	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (since 2004). Formerly, Vice President, Group Compliance Manager (since 2002). Audit Manager, PricewaterhouseCoopers LLP (1996 – 2002).

Please see the following table for information about relationships between the Trust’s officers and certain of the Trust’s affiliates.

Certain Affiliations

The following table lists the positions held by the Trust’s officers and any Trustee who is an “interested person” of the Trust with affiliated persons or principal underwriters of the Trust:

Name	Positions held with affiliated persons or principal underwriters of the Trust
E. Blake Moore, Jr.	Chief Executive Officer, Allianz Global Investors Distributors LLC and Executive, Allianz Global Investors Fund Management.

Newton B. Schott, Jr.	Managing Director, Chief Administrative Officer, General Counsel and Secretary, Allianz Global Investors Distributors. Vice President, Chief Legal Officer and Secretary, Allianz Funds. Executive Vice President and Secretary, Municipal Advantage Fund, Inc., and Secretary, Fixed Income Shares. Vice President, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Floating Rate Income Fund and PIMCO Floating Rate Strategy Fund.

David C. Flattum	Managing Director, Chief Operating Officer, General Counsel and member of Management Board, Allianz Global Investors of America L.P.; member of Management Board, Allianz Global Investors Fund Management LLC; Director of PIMCO Global Advisors (Resources) Limited; Managing Director of Allianz Dresdner Asset Management U.S. Equities LLC, Allianz Hedge Fund Partners Holding L.P., Allianz-PacLife Partners LLC; PIMCO Advisors Holdings LLC; Director, Chief Executive Officer, Oppenheimer Group, Inc.

Jeffrey M. Sargent	Executive Vice President, PIMCO. Senior Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc. and PIMCO Strategic Global Government Fund, Inc. Vice President, Allianz Funds.

Henrik P. Larsen	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Allianz Funds and PIMCO Strategic Global Government Fund, Inc.

John P. Hardaway	Executive Vice President, PIMCO. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Allianz Funds and PIMCO Strategic Global Government Fund, Inc. Vice President, StocksPLUS Management, Inc.

Garlin G. Flynn	Specialist, PIMCO; and Secretary, PIMCO Funds, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Erik C. Brown	Vice President and Manager, PIMCO. Assistant Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Commercial Mortgage Securities Trust, Inc., Allianz Funds and PIMCO Strategic Global Government Fund, Inc.

Committees of the Board of Trustees

The Trust’s Dividend Committee is composed of all of the members of the Trust’s Board of Trustees. The Dividend Committee has the power to declare dividends from the net investment income and distributions from the net capital gains of each Fund, in accordance with each Fund’s distribution policies as set forth in the Trust’s Prospectuses and this Statement of Additional Information. The amount of each such dividend or distribution is determined with a view toward distributing annually substantially all of each Fund’s net investment income and net realized capital gains, if any, after giving effect to any available capital loss carry-over. The Board, acting as the Dividend Committee, approves all dividends annually.

The Trust’s Audit Oversight Committee is composed of all of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (Messrs. Carter, Childress, Coburn, Stooks (Chairman) and Thorne). The principal function of the Audit Oversight Committee is to provide assistance to the Trustees in fulfilling their responsibility to shareholders and potential shareholders relating to fund accounting, reporting practices of the Trust and the quality and integrity of the financial reports of the Trust. The Audit Oversight Committee convened 4 times during the fiscal year ended June 30, 2004.

The Trust’s Valuation Committee is currently composed of Messrs. Coburn, Flattum and Thorne. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for making determinations of the fair value of the Funds’ securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee convened 33 times during the fiscal year ended June 30, 2004.

The Trust’s Nominating Committee is composed of Messrs. Childress, Carter and Stooks. The Nominating Committee’s responsibilities include the screening and nomination of candidates for election to the Board of Trustees as independent trustees of the Trust. It is the policy of the Nominating Committee to consider trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth as Appendix D to this Statement of Additional Information. The Nominating Committee did not convene during the fiscal year ended June 30, 2004.

The Trust’s Compliance Committee was appointed on March 2, 2005 and is composed of Messrs. Coburn, Childress and Stooks (Chairman). The Trust’s Compliance Committee’s responsibilities include working with the Trust’s Independent Compliance Consultant.

The Trust’s Contracts Committee is composed of all the Independent Trustees. The Trust’s Contracts Committee’s responsibilities include reviewing the Trust’s investment advisory and distribution arrangements. The Contracts Committee convened numerous times during the fiscal year ended June 30, 2004.

Securities Ownership

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Trust and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies, as of December 31, 2004. The following table includes securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees Compensation” below.

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
	Ranges:	Ranges:
	None	None
	$1-$10,000	$1-$10,000
	$10,001-$50,000	$10,001-$50,000
	$50,001-$100,000	$50,001-$100,000
	Over $100,000	Over $100,000

Donald P. Carter		Over $100,000
OCC Renaissance	Over $100,000
OCC Value	Over $100,000
Global Innovation	$10,001-$50,000
PEA Growth	$10,001-$50,000
RCM Mid-Cap	$1-$10,000
PEA Growth & Income	$1-10,000
NFJ Dividend Value	$10,001-$50,000
NFJ Large-Cap Value	$10,001-$50,000
CCM Capital Appreciation	$1-$10,000
Gary A. Childress		Over $100,000
PEA Target	Over $100,000
CCM Mid-Cap	Over $100,000
OCC Renaissance	Over $100,000
OCC Value	Over $100,000
PEA Opportunity	$1-$10,000
PEA Growth	$1-$10,000
CCM Capital Appreciation	$1-$10,000
RCM Innovation	$1-$10,000
PEA Growth & Income	Over $100,000
NFJ Small-Cap Value	Over $100,000
RCM International Growth Equity	$1-$10,000
W. Bryant Stooks		Over $100,000
PEA Target	$50,001-$100,000
OCC Renaissance	Over $100,000
Gerald M. Thorne		Over $100,000
PEA Target	$50,001-$100,000
PEA Growth	$50,001-$100,000
RCM Innovation	Over $100,000
Theodore J. Coburn	None	None
David C. Flattum		Over $100,000
OCC Renaissance	$50,001 -$100,000

For Independent Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2004:

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
Donald P. Carter	N/A	N/A	N/A	N/A	N/A
Gary A. Childress	N/A	N/A	N/A	N/A	N/A
W. Bryant Stooks	N/A	N/A	N/A	N/A	N/A
Gerald M. Thorne	N/A	N/A	N/A	N/A	N/A
Theodore J. Coburn	N/A	N/A	N/A	N/A	N/A

Trustees’ Compensation

Trustees, other than those affiliated with Allianz, a Sub-Adviser, or Pacific Investment Management, receive a quarterly retainer of $20,000 ($40,000 for the Chairman), plus $3,000 for each Board of Trustees meeting attended in person and $1,500 for each meeting attended telephonically and $1,500 for each of the Audit Committee and the Performance Committee meeting attended in person, plus reimbursement of reasonable expenses incurred in connection with such meetings. Each member of the Compliance Committee receives a $3,000 annual retainer. Each of the Chairmen of the Audit Committee and Performance Committees receive an additional annual retainer of $3,000, and each Vice Chairman of the Independent Trustees receives an additional annual retainer of $4,000. Also, each member of the Contracts Sub-Committee receives an annual fee of $20,000 for their service during the current fiscal year. In addition, the Chairman of the Board has the authority to spend up to $20,000 for any staff needs required to support the position. If in the judgment of the Independent Trustees, it is necessary or appropriate for any Independent Trustee, including the Chairman, to perform services in connection with extraordinary Fund activities or circumstances, the Trustee shall be compensated for such services at the rate of $2,000 per day, plus reimbursement of reasonable expenses. Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below), although certain former Trustees may receive compensation for providing advisory and consulting services to the Board of Trustees. The Trust has adopted a deferred compensation plan for the Trustees, which went into place during 1997, which permits the Trustees to defer their receipt of compensation from the Trust, at their election, in accordance with the terms of the plan. Under the plan, each Trustee may elect not to receive fees from the Trust on a current basis but to receive in a subsequent period an amount equal to the value that such fees would have been if they had been invested in a Fund or Funds selected by the Trust on the normal payment dates for such fees. As a result of this arrangement, the Trust, upon making the deferred payments, will be in substantially the same financial position as if the deferred fees had been paid on the normal payment dates and immediately reinvested in shares of the Fund(s) selected by the Trustees.

The following table sets forth information regarding compensation received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust for the fiscal year ended June 30, 2004. (Other Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust.)

Name of Person, Position	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex[1] Paid to Trustees
E. Philip Cannon[2,3]	$137,798	$0	$0	$239,384
Donald P. Carter	$145,213	$0	$0	$145,213
Gary A. Childress	$137,307	$0	$0	$137,307
Theodore J. Coburn	$134,481	$0	$0	$134,481
W. Bryant Stooks	$147,325	$0	$0	$147,325
Gerald M. Thorne	$140,438	$0	$0	$140,438

As disclosed in more detail in the Shareholders’ Guide, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Codes of Ethics

The Trust, Allianz Global Fund Management, PEA Capital, Cadence, NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, Pacific Investment Management and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Funds.

Proxy Voting Policies

The policies and procedures that the Trust, Allianz Global Fund Management, PEA Capital, Cadence, NFJ, RCM, Nicholas-Applegate, Oppenheimer Capital, and Pacific Investment Management use to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent 12-month period ended June 30, 2004 is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-927-4648 (institutional and administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov.

[1]	The amounts listed in the column captioned “Total Compensation from Trust and Fund Complex Paid to Trustees” include total compensation paid to the Trustees for their services as Trustees of the Trust (for all Trustees), Pacific Select Fund and Pacific Funds (for Messrs. Nelson, Porter, and Richards) and PIMCO Funds, PVIT and PCM (for Mr. Cannon) for the twelve-month period ended June 30, 2004. Mr. Cannon also serves as Trustee of PIMCO Funds, PVIT, and PCM and received compensation for the period ended June 30, 2004. By virtue of having Allianz Global Fund Management or an affiliate of Allianz Global Fund Management as investment adviser, the Trust, PIMS, PVIT, PCM and Pacific Select Fund were considered to be part of the same “Fund Complex” for these purposes.
[2]	The Trust has adopted a deferred compensation plan (the “Plan”) which went into place during fiscal 1997. Of the amounts listed in column (2), the following Trustee elected to have the following amounts deferred from the Trust and all investment companies in the Fund Complex, respectively: Cannon - $137,798, $239,384
[3]	Mr. Cannon resigned as a Trustee of the Trust effective March 31, 2005.

Investment Adviser

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment adviser to each of the Funds pursuant to an investment advisory agreement (“Advisory Agreement”) between Allianz Global Fund Management and the Trust. The Adviser is a wholly owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz, acting through its PIMCO Advisors division, was the former investment adviser to the Trust. Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife Partners LLC is a Delaware limited liability company with three members, ADAM U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management LLC, a Delaware limited liability company, and Pacific Life Insurance Company (“Pacific Life”), a California stock life insurance company. Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life owns an indirect minority equity interest in Allianz. The sole member of ADAM U.S. Holding LLC is Allianz Dresdner Asset Management of America LLC. Allianz Dresdner Asset Management of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz Dresdner Asset Management of America Holding Inc., a Delaware corporation which owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz Aktiengesellschaft (“Allianz AG”). Allianz Dresdner Asset Management of America Holding Inc. is a wholly-owned subsidiary of Allianz Dresdner Asset Management Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in Allianz. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life’s address is 700 Newport Center Drive, Newport Beach, California 92660. Allianz’s address is 888 San Clemente Drive, Suite 100, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee. The Executive Committee of Allianz is comprised of William S. Thompson, Jr. and David C. Flattum.

The Adviser is located at 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. The Adviser and its investment management affiliates had approximately $564.8 billion of assets under management as of December 31, 2004.

Allianz of America, Inc. (“AZOA”) has entered into a put/call arrangement for the possible disposition of Pacific Life’s indirect interest in Allianz. Under this agreement, Pacific Life and AZOA can put or call, respectively, all of the Class E Units. The repurchase price for the Class E Units is calculated based on the financial performance of Pacific Investment Management Company over the preceding four calendar quarters prior to repurchase, but the amount can increase or decrease in value by a maximum of 2% per year from the per unit amount as defined in the agreement, calculated as of December 31 of the preceding calendar year.

As of the date of this Statement of Additional Information, significant institutional shareholders of Allianz AG currently include Munchener Ruckversicherungs-Gesellschaft AG (“Munich Re”). Allianz AG in turn owns more than 95% of Dresdner Bank AG. Credit Lyonnais and Munich Re, as well as certain broker-dealers that might be controlled by or affiliated with these entities or Dresdner Bank AG, such as Dresdner Klienwort Wasserstein, Dresdner Kleinwort Benson and Grantchester Securities, Inc., may be considered to be affiliated persons of the Manager and NACM. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers.”) Absent an SEC exemption or other relief, the Fund generally is precluded from effecting principal transactions with the Affiliated Brokers, and its ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, the Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. NACM does not believe that the restrictions on transactions with the Affiliated Brokers described above will materially adversely affect its ability to provide services to the Fund, the Fund’s ability to take advantage of market opportunities, or the Fund’s overall performance.

Advisory Agreement

The Adviser, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Adviser, the investments of the Funds. The Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Adviser has engaged affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Adviser will either assume full responsibility for the management of that Fund, or retain a new Sub-Adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

The Adviser selects the Underlying Funds in which the Asset Allocation Fund invests. The Adviser is responsible for determining how the assets of the Asset Allocation Fund are allocated and reallocated from time to time among the Underlying Funds. The Asset Allocation Fund does not pay any fees to the Adviser in return for these services under the Advisory Agreement. The Asset Allocation Fund does, however, indirectly pay a proportionate share of the advisory fees paid to the Adviser and Pacific Investment Management by the Underlying Funds in which the Asset Allocation Fund invests.

Under the terms of the Advisory Agreement, the Adviser is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of the Adviser to the Trust are not exclusive under the terms of the Advisory Agreement. The Adviser is free to, and does, render investment advisory services to others.

The Advisory Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Advisory Agreement. The Advisory Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Adviser, on 60 days’ written notice to the other party and will terminate automatically in the event of its assignment. In addition, the Advisory Agreement may be terminated with regard to the OCC Renaissance, RCM Innovation, PEA Growth, PEA Target and PEA Opportunity Funds by vote of a majority of the Trustees who are not interested persons of the Trust, on 60 days’ written notice to the Adviser.

Each Fund’s Advisory Agreement and Portfolio Management Agreement provide that the Adviser or the relevant Sub-Adviser, as applicable, shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Adviser currently receives a monthly investment advisory fee from each Fund (except for the Asset Allocation Fund) at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Advisory Fee Rate
OCC Core Equity, OCC Value, CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap, NFJ Dividend Value, NFJ Large-Cap Value and RCM Large-Cap Growth Funds	0.45%
RCM Mid-Cap Fund	0.47%
PEA Growth, RCM International Growth Equity and NACM Growth Funds	0.50%
PEA Target Fund	0.55%
NACM International, NFJ Small-Cap Value, OCC Renaissance, PEA Growth & Income and RCM Targeted Core Growth Funds	0.60%
PEA Opportunity, RCM Innovation and NACM Flex-Cap Value Funds	0.65%
NACM Global, RCM Global Resources and RCM Financial Services Funds	0.70%
RCM Global Healthcare Fund	0.80%
RCM Biotechnology and NACM Pacific Rim Funds	0.90%
RCM Global Technology Fund	0.95%
RCM Global Small-Cap Fund	1.00%
CCM Emerging Companies Fund	1.25%

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Funds paid the Adviser (or its predecessor) the following amounts under the Advisory Contract:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio (1)	N/A	N/A	$0
90/10 Portfolio (1)	N/A	N/A	0
Asset Allocation Fund	0	0	0
CCM Capital Appreciation Fund	3,762,984	2,867,545	3,166,137
CCM Emerging Companies Fund	5,434,183	3,115,661	3,012,430
CCM Focused Growth Fund	9,988	7,947	10,150
CCM Mid-Cap Fund(1)	3,225,812	2,577,277	4,267,633
Global Innovation Fund(1)	N/A	248,053	1,709,665
Healthcare Innovation Fund(1)	N/A	N/A	7,161
NACM Core Equity Fund(1)	7,257	10,711	N/A
NACM Flex-Cap Value Fund	25,530	7,861	N/A
NACM Global Fund	22,864	7,266	N/A
NACM Growth Fund	11,441	5,299	N/A
Former NACM International Fund(1)	41,633	19,850	N/A
NACM Pacific Rim Fund	250,017	74,291	N/A
NACM Value Fund(1)	15,881	5,589	N/A
NFJ Large-Cap Value Fund(1)	34,301	11,685	6,223
NFJ Dividend Value Fund(1)	797,509	231,936	183,057
NFJ International Value Fund(2)	0	0	N/A
NFJ Small-Cap Value Fund	12,846,500	6,154,377	3,200,641
PEA Growth & Income Fund	517,647	399,605	474,512
PEA Growth Fund	4,187,432	4,399,810	7,299,919

RCM Innovation Fund(1)	7,273,066	5,353,827	1,386,252
PEA Opportunity Fund	2,116,589	1,617,206	2,462,723
OCC Renaissance Fund(1)	29,781,606	18,258,406	7,210,822
PEA Target Fund	5,256,319	4,470,675	7,551,258
OCC Value Fund(1)	7,422,905	3,670,325	2,167,949
PPA Tax-Efficient Equity Fund(1)	0	110,115	81,781
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	421,807	350,580
RCM Biotechnology Fund	3,133,808	2,476,080	5,198,393
RCM Emerging Markets Fund(1)	89,275	59,665	86,808
RCM Europe Fund I(1)	97,866	211,991	334,929
RCM Global Equity Fund	0	5,431	8,241
RCM Global Healthcare Fund	1,542,740	1,215,664	1,900,519
RCM Global Small-Cap Fund	354,780	95,991	163,476
RCM Global Technology Fund	4,332,842	2,195,089	3,574,390
RCM International Growth Equity Fund	420,594	415,724	834,092
RCM Large-Cap Growth Fund	2,335,566	1,386,049	935,795
RCM Mid-Cap Fund	1,145,931	1,036,194	3,307,507
RCM Small-Cap Fund(1)	25,768	79,225	741,680
RCM Targeted Core Growth Fund(2)	180,854	46,694	54,959
Select Growth Fund(1)	0	59,835	254,241
Select International Fund(1)	N/A	N/A	41,755

TOTAL	$96,701,498	$63,330,756	$61,985,678

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Management Agreements

The Adviser employs Sub-Advisers to provide investment advisory services to each Fund pursuant to portfolio management agreements (each a “Portfolio Management Agreement”) between the Adviser and the Fund’s Sub-Adviser. The Adviser currently has nine investment management affiliates which are also subsidiaries of Allianz, the following five of which manage one or more of the Funds: PEA Capital LLC (“PEA Capital”), Cadence Capital Management LLC (“Cadence” ), NFJ Investment Group L.P. (“NFJ”), Nicholas-Applegate Capital Management LLC (“Nicholas-Applegate”) and Oppenheimer Capital LLC (“Oppenheimer Capital”). RCM Capital Management LLC (“RCM”), a subsidiary of Allianz AG and an affiliate of the Adviser, is the Sub-Adviser for the Allianz RCM Funds. For services provided to the Funds, the Adviser (and not the Funds) pays the Sub-Advisers at the rates set forth in the Portfolio Management Agreements. Each Portfolio Management Agreement provides that neither the Adviser nor the relevant Sub-Adviser, as applicable, shall be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Shareholders of each Fund (except the RCM Innovation, CCM Mid-Cap, CCM Emerging Companies and NFJ Dividend Value Funds) have approved a proposal permitting the Adviser to enter into new or amended sub-advisory agreements with one or more sub-advisers with respect to each Fund without obtaining shareholder approval of such agreements, subject to the conditions of an exemptive order that has been granted by the Securities and Exchange Commission. One of the conditions requires the Board of Trustees to approve any such agreement. In addition, the exemptive order currently prohibits the Adviser from entering into sub-advisory agreements with affiliates of the Adviser without shareholder approval, unless such affiliates are substantially wholly-owned by Allianz. The Adviser has the ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination and replacement.

PEA Capital

PEA Capital, an indirect wholly-owned subsidiary of Allianz, acts as the Sub-Adviser and provides investment advisory services to the PEA Growth, PEA Target, PEA Opportunity and PEA Growth & Income Funds. Accounts managed by PEA Capital had combined assets as of February 15, 2005, of approximately $3.1 billion. For services provided to these Funds, the Adviser (not the Trust) pays PEA Capital a monthly fee at the following annual rates: 0.40% for the PEA Growth Fund, 0.45% for the PEA Target and PEA Growth & Income Funds and 0.55% for the PEA Opportunity Fund. PEA Capital’s address is 1345 Avenue of the Americas, 50th Floor, New York, NY 10105. Prior to March 6, 1999, Columbus Circle Investors (“Columbus Circle”), a former subsidiary partnership of the Adviser, served as Sub-Adviser to the PEA Growth, PEA Target and PEA Opportunity Funds. Columbus Circle served as Sub-Adviser to the PEA Growth & Income Fund until July 1, 1999. On July 1, 1999, the Adviser sold all of its ownership interest in Columbus Circle to certain of Columbus Circle’s employees.

Cadence

Pursuant to a Portfolio Management Agreement between the Adviser and Cadence, Cadence provides investment advisory services to the CCM Focused Growth, CCM Capital Appreciation, CCM Mid-Cap and CCM Emerging Companies Funds. For the services provided, the Adviser (not the Trust) pays Cadence a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the CCM Focused Growth Fund, 0.35% for the CCM Capital Appreciation Fund, 0.35% for the CCM Mid-Cap Fund, and 1.15% for the CCM Emerging Companies Fund.

Cadence is an investment management firm organized as a Delaware limited liability company. Cadence is the successor investment adviser to Cadence Capital Management Corporation, which commenced operations in 1988. Cadence has two partners: PIMCO Advisors as the supervisory partner, and Cadence Capital Management Inc. as the managing partner. Allianz, the management of Cadence and Rosemont Partners, a private equity firm, have reached an agreement in principle to the terms of a transaction in which the management of Cadence and Rosemont Partners would purchase all of Allianz’s interest in Cadence. The consummation of the transaction is subject to a number of conditions, including the negotiation of definitive documentation. Cadence is located at 265 Franklin Street, 11th Floor, Boston, Massachusetts 02110. Cadence provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by Cadence had combined assets, as of December 31, 2004, of approximately $6.0 billion.

NFJ

Pursuant to a Portfolio Management Agreement between the Adviser and NFJ, NFJ provides investment advisory services to the NFJ Small-Cap Value, NFJ Large-Cap Value, NFJ Dividend Value and NFJ International Value Funds. For the services provided, the Adviser (not the Trust) pays NFJ a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.60% for the NFJ International Value Fund, 0.50% for the NFJ Small-Cap Value Fund, 0.35% for the NFJ Dividend Value Fund and 0.35% for the NFJ Large-Cap Value Fund.

NFJ is an investment management firm organized as a Delaware limited partnership. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: PIMCO Advisors as the supervisory partner, and NFJ Management Inc. as the managing partner. NFJ is located at 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. NFJ provides investment management services to a number of institutional accounts, including employee benefit plans, college endowment funds and foundations. Accounts managed by NFJ had combined assets, as of December 31, 2004, of approximately $9.3 billion.

Nicholas-Applegate

Pursuant to a Portfolio Management Agreement between the Adviser and Nicholas-Applegate, Nicholas-Applegate is the Sub-Adviser and provides investment advisory services to the NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International and NACM Pacific Rim. For the services provided, the Adviser (not the Trust) pays Nicholas-Applegate a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.40% for the NACM Growth Fund, 0.55% for the NACM Flex-Cap Value Fund, 0.60% for the NACM Global and NACM International Funds and 0.80% for the NACM Pacific Rim Fund.

Nicholas-Applegate is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership). Nicholas-Applegate is located at 600 West Broadway, San Diego, California 92101. Nicholas-Applegate was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by Nicholas-Applegate had combined assets, as of December 31, 2004, of approximately $14.5 billion.

RCM

Pursuant to a Portfolio Management Agreement between the Adviser and RCM, RCM provides investment services to the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM Innovation, RCM Large-Cap Growth, RCM Mid-Cap, RCM Targeted Core Growth, RCM Biotechnology and RCM International Growth Equity Funds. For the services provided, the Adviser (not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.90% for the RCM Global Small-Cap Fund, 0.85% for the RCM Global Technology Fund, 0.70% for the RCM Global Healthcare Fund, RCM Financial Services and RCM Global Resources Funds, 0.35% for the RCM Large-Cap Growth Fund, 0.55% for the RCM Innovation Fund, 0.50% for the RCM Targeted Core Growth Fund, 0.37% for the RCM Mid-Cap Fund, 0.80% for the RCM Biotechnology Fund and 0.40% for the RCM International Growth Equity Fund.

RCM is a Delaware limited liability company. Organized in 1998, it is the successor to the business of its holding company, RCM Global Investors US Holdings LLC. It was originally formed as Rosenberg Capital Management in 1970, and it and its successors have been consistently in business since then. As of December 31, 2004, RCM had approximately $24.1 billion in assets under management. RCM was formerly known as Dresdner RCM Global Investors LLC.

Oppenheimer Capital

Pursuant to a Portfolio Management Agreement between the Adviser and Oppenheimer Capital, Oppenheimer Capital provides investment services to the OCC Core Equity, OCC Renaissance and OCC Value Funds. For the services provided, the Adviser (not the Trust) pays OCC a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.35% for the OCC Core Equity and OCC Value Funds and 0.50% for the OCC Renaissance Fund.

Oppenheimer Capital is located at 1345 Avenue of the Americas, 49th Floor, New York, NY 10105-4800. Oppenheimer Capital is a Delaware limited liability company and is an indirect wholly owned by Allianz Dresdner Asset Management U.S. Equities LLC, a subsidiary of Allianz. The Sub-Adviser has operated as an investment adviser to investment companies and other investors since its organization in 1980. As of December 31, 2004, Oppenheimer Capital had approximately $24.4 billion in assets under management. Prior to February 15, 2005, PEA Capital managed the portfolios of the OCC Value and OCC Renaissance Funds. Columbus Circle served as the sub-adviser of the Renaissance Fund until May 7, 1999, and NFJ served as sub-adviser of the OCC Value Fund until May 8, 2000.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the amount of portfolio management fees paid by the Adviser (or its predecessor) to the applicable Sub-Adviser (or its predecessor) for each of the Funds was as follows:

	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
CCM Capital Appreciation Fund	$2,926,766	$2,230,313	$2,462,551
CCM Emerging Companies Fund	4,946,398	2,423,292	2,579,205
CCM Focused Growth Fund	7,379	6,181	7,895
CCM Mid-Cap Fund(1)	2,508,965	2,004,549	3,319,269
Emerging Markets Fund(1)	N/A	N/A	0
Enhanced Equity Fund(1)	N/A	N/A	0
Europe Growth Fund(1)	N/A	N/A	0
Former Equity Income Fund(1)	N/A	N/A	N/A
Global Innovation Fund(1)	N/A	198,442	1,367,732
Healthcare Innovation Fund(1)	N/A	N/A	0
NACM Core Equity Fund(1)	5,806	8,569	N/A
NACM Flex-Cap Value Fund	21,602	6,228	N/A
NACM Global Fund	19,597	6,228	N/A
NACM Growth Fund	9,153	4,240	N/A
Former NACM International Fund(1)	35,685	17,014	N/A
NACM Pacific Rim Fund	222,237	61,472	N/A
NACM Value Fund(1)	12,705	4,471	N/A
New Asia Fund(1)	N/A	N/A	0
NFJ Large-Cap Value Fund(1)	620,285	9,088	4,839
NFJ Dividend Value Fund(1)	26,679	180,395	139,281
NFJ International Value Fund	0	0	N/A
NFJ Equity Fund(1)	N/A	0	N/A
NFJ Small-Cap Value Fund	10,705,416	5,128,648	2,667,201
PEA Growth & Income Fund	388,235	299,704	355,884
PEA Growth Fund	3,349,946	3,519,848	5,839,935
RCM Innovation Fund(1)	6,154,133	4,530,161	9,635,366
PEA Opportunity Fund	1,791,806	1,368,406	2,083,842
OCC Renaissance Fund(1)	24,818,005	15,215,338	14,339,245

	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
PEA Target Fund	4,300,625	3,657,826	6,178,302
OCC Value Fund(1)	5,773,371	2,854,698	1,686,182
PPA Tax-Efficient Equity Fund (1)	20,165	85,646	141,385
PPA Tax-Efficient Structured Emerging Markets Fund(1)	301,544	328,073	272,673
RCM Balanced Fund(1)		N/A	67,418
RCM Biotechnology Fund	2,946,896	2,437,235	1,636,541
RCM Emerging Markets Fund(1)	85,663	58,489	40,189
RCM Europe Fund I(1)	5,047	208,726	98,666
RCM Europe Fund II(1)	92,835	N/A	N/A
RCM Global Equity Fund(1)	N/A	5,305	3,648
RCM Global Healthcare Fund	1,442,708	1,192,636	637,354
RCM Global Small-Cap Fund	333,221	94,098	56,493
RCM Global Technology Fund	4,172,654	2,162,473	1,297,144
RCM International Growth Equity Fund	370,722	373,580	251,456
RCM Large-Cap Growth Fund	2,257,378	1,368,093	392,154
RCM Mid-Cap Fund	1,139,071	1,035,219	854,608
RCM Small-Cap Fund(1)	25,768	79,226	131,345
RCM Targeted Core Growth Fund(1)	155,968	44,671	17,943
Select Growth Fund(1)	N/A	49,863	211,868
Select International Fund(1)	N/A	N/A	236,001
Select World Fund(1)	N/A	N/A	0
Small-Cap Fund(1)	N/A	N/A	0
Structured Emerging Markets Fund (1)	N/A	N/A	63,365

TOTAL	$81,994,434	$53,258,444	$59,076,980

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Basis for Approval of the Advisory Agreement and Portfolio Management Agreements

In determining to approve (i) the continuation of the Advisory Agreement and the Portfolio Management Agreements, (ii) the Advisory Agreement and Portfolio Management Agreement relating to the OCC Core Equity Fund and the Portfolio Management Agreement relating to the OCC Value and OCC Renaissance Funds, the Trustees met with the relevant investment advisory personnel from the adviser and sub-advisers and considered information relating to the education, experience and number of investment professionals and other personnel providing services (or to be providing services) under the applicable agreement. See “Management of the Funds” in the Prospectus and “Management of the Trust – Investment Adviser” and “Management of the Trust – Portfolio Management Agreements” in this Statement of Additional Information. The Trustees also took into account the time and attention devoted (or to be devoted) by senior management to the Funds and the other funds in the Complex. The Trustees evaluated the level of skill required to manage the Funds and concluded that the human resources devoted (or to be devoted) by the adviser and sub-advisers to the Funds were appropriate to fulfill effectively the duties of the adviser and sub-advisers under the applicable agreement. The Trustees also considered the business reputation of the adviser and sub-advisers, their financial resources and its professional liability insurance coverage and concluded that the they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

The Trustees received information concerning the investment philosophy and investment process applied (or to be applied) by each Sub-Adviser in managing the Funds. In this connection, the Trustees considered each Sub-Adviser’s in-house research capabilities as well as other resources available to each Sub-Adviser’s personnel, including research services available to the Sub-Adviser as a result of securities transactions effected for the Funds and other investment advisory clients. The Trustees concluded that each Sub-Adviser’s investment process, research capabilities and philosophy were well suited to the relevant Funds, given each Fund’s investment objectives and policies.

The Trustees considered the scope of the services provided (or to be provided) by the adviser and sub-advisers to the Funds under the Advisory Agreement and Portfolio Management Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the adviser’s and sub-advisers’ standard of care was comparable to that found in most mutual fund investment advisory agreements. See “Advisory Agreement” above. The Trustees concluded that the scope of the adviser’s and sub-advisers’ services to the Funds was (or would be) consistent with the Funds’ operational requirements, including, in addition to its investment objective, compliance with each Fund’s investment restrictions, tax and reporting requirements and related shareholder services.

The Trustees considered the quality of the services provided (or to be provided) by the adviser and sub-advisers to the Funds. The Trustees also evaluated the procedures of the adviser and sub-advisers designed to fulfill their fiduciary duty to the Funds with respect to possible conflicts of interest, including their codes of ethics (regulating the personal trading of their officers and employees) (see “Management of the Trust – Codes of Ethics” above), the procedures by which each Sub-Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of each Sub-Adviser in these matters. The Trustees also received information concerning standards of the adviser and sub-adviser with respect to the execution of portfolio transactions. See “Portfolio Transactions and Brokerage” below.

In approving the agreements, the Trustees also considered so-called “fallout benefits” to the Adviser and each Sub-Adviser such as reputational value derived (or to be derived) from serving as investment adviser and sub-adviser, respectively, to the Funds and the fact that the Adviser and each Sub-Adviser will receive services from brokers who execute portfolio transactions for the Trust. See “Portfolio Transactions and Brokerage.”

Portfolio Manager Compensation

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio manager receives a base salary, a variable bonus opportunity, equity incentive units and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in its local area.

Compensation

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a base salary which is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity. For portfolio managers who share in a bonus pool, bonuses are designed to reward investment professionals for sustained high performance by linking pay to two core elements: quantitatively measured investment results, and firm profitability. At the start of the year, each participant receives an allocated target percentage of the pool. The initial target allocation is a measure of past performance, current job accountability and expectations, and competitive market practice. At year-end the firm’s CEO and CIO determine the size of the pool based on overall investment results, firm profitability, asset flows and external market compensation levels. For portfolio managers who participate as profit sharers, these professionals are assigned an amount that is primarily determined by the profitability of the firm. Individual investment performance can increase or decrease this payment by as much as 10%.

Equity incentive units. Portfolio managers participate in the Allianz Equity Incentive Plan. This plan identifies a substantial pool of funds for the benefit of participating Oppenheimer Capital employees, each of whom receives shares in the pool. The value of the pool is determined by the cumulative revenue growth of Oppenheimer Capital over rolling three-year periods. Shares in the pool vest three years after they are awarded provided the employee remains with the firm.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the Non-Qualified Deferred Compensation Plan.

Conflicts of Interest

Oppenheimer Capital’s Trade Allocation Policy is designed to ensure fair and equitable allocation of investment opportunities among accounts over time and to ensure compliance with applicable regulatory requirements. Accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager.

Pre-order indications received by the trading desk involving the same investment opportunity will be aggregated, as appropriate, consistent with firm’s obligation to seek best execution for its clients and to reduce brokerage commissions or other costs. Specifically, clients who participate in a blocked transaction will receive the average share price for all of the transactions in the blocked order. Securities purchased or sold in a blocked transaction are allocated pro-rata, when possible, to the participating client accounts in proportion to the size of the order placed for the account.

Oppenheimer Capital will, at all times, seek to execute securities transactions for clients in such a manner that the client’s total costs or proceeds in each transaction are most favorable under the circumstances. The firm has adopted a standard commission range and written procedures for determining and selecting executing broker-dealers. The criteria and information used in selecting brokers is based on firm allocations decided by a quarterly qualitative evaluation of the full service provided by the broker-dealer including such factors as: research, execution capability, capital commitment capability, initiation of trades, and securities syndication. The overriding objective in the selection of these broker-dealers is their ability to secure the best possible execution of orders. Best possible execution is a combination of the most favorable net price and prompt, reliable execution.

At the beginning of each calendar quarter, portfolio managers and research analysts vote for their favored broker-dealers from an equitable distribution of available votes. Broker-dealers are then ranked according to the total votes they receive, and are targeted to receive a relative allocation of the firm’s total transactions. Factors which influence preference among investment professionals include, but are not limited to; the broker-dealer’s research, access to their analysts and access to company management. Portfolio managers and traders also assess the overall execution capabilities of broker-dealers including, but not limited to; block orders, confidentiality, and delivery and settlement capabilities.

Results of the quarterly broker review are reviewed by the Chief Investment Officer and the Head of Research, communicated to trading and maintained on file. In addition to leveraging off of the trading desk’s general experience and expertise, Trading uses a variety of techniques designed to assist them in seeking best execution when trading on behalf of client accounts. Such techniques include utilizing various information and programs on Bloomberg and ILX (i.e. volume weighted average price (VWAP)). In addition, Trading utilizes services such as Autex to assist in assessing the marketplace and broker capabilities and alternate trading services such as various ECN’s (POSIT and Instinet).

With regard to testing whether Oppenheimer Capital’s practices and procedures are effective in seeking best execution, Oppenheimer Capital may compare trade results with conventional market sources, trading and pricing execution services and client sponsored reviews such as those performed by an outside vendor, Abel Noser.

Although we believe that best execution can be achieved at the time of a trade through commission rebate brokers, there may be transactions for an account with such an arrangement where the account’s trades may be placed separately from non-directed trades that may result in the directed account receiving a different price from the non-directed accounts. The account that is trading with a commission-rebate broker may also end up paying a higher commission rate than the available commission rate for the non-directed advisory client accounts.

Other Accounts Managed

Account Type	Robert K. Urquhart/OpCap Managed Portfolio (Equity Portion)
	Number	Assets Under Management
Other investment companies	2	$312,783,971
Other pooled investment vehicles	1	4,069,692
Other accounts	7	238,036,582

Fund Administrator

In addition to its services as Adviser, Allianz Global Fund Management serves as administrator (and is referred to in this capacity as the “Administrator”) to the Funds pursuant to an administration agreement (the “Administration Agreement”) with the Trust. The Administrator provides or procures administrative services to the Funds, which include clerical help and accounting, bookkeeping, internal audit services and certain other services they require, and preparation of reports to the Trust’s shareholders and regulatory filings. Allianz Global Fund Management has retained Pacific Investment Management as sub-administrator to provide such services pursuant to a sub-administration agreement (the “Sub-Administration Agreement”). Allianz Global Fund Management may also retain other affiliates to provide such services. In addition, the Administrator arranges at its own expense for the provision of legal, audit, custody, transfer agency and other services necessary for the ordinary operation of the Funds and is responsible for the costs of registration of the Trust’s shares and the printing of prospectuses and shareholder reports for current shareholders. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear these expenses, at the following annual rates for each Fund (each expressed as a percentage of the Fund’s average daily net assets attributable to the indicated class or classes of shares on an annual basis):

Administrative Fee Rate

Fund	Institutional and Administrative Classes*	Class A, Class B, Class C, Class D and Class R Shares*
Asset Allocation Fund	0.10%**	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

CCM Capital Appreciation Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

CCM Emerging Companies Fund	0.25%	N/A

CCM Focused Growth Fund	0.25%	N/A

CCM Mid-Cap Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

NACM Flex-Cap Value Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

NACM Global Fund	0.35%	0.50% of first $500 million 0.475% of next $500 million 0.450% of next $1.5 billion 0.425% of next $2.5 billion 0.40% over $5.0 billion

Fund	Institutional and Administrative Classes*	Class A, Class B, Class C, Class D and Class R Shares*
NACM Growth Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

NACM International	0.45%	0.60% of first $500 million 0.575% of next $500 million 0.550% of next $1.5 billion 0.525% of next $2.5 billion 0.50% over $5.0 billion

NACM Pacific Rim Fund	0.45%	0.60% of first $500 million 0.575% of next $500 million 0.550% of next $1.5 billion 0.525% of next $2.5 billion 0.50% over $5.0 billion

NFJ Large-Cap Value Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

NFJ Dividend Value Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

NFJ International Value Fund	0.45%	0.60% of first $500 million 0.575% of next $500 million 0.550% of next $1.5 billion 0.525% of next $2.5 billion 0.50% over $5.0 billion

NFJ Small-Cap Value Fund	0.25%	0.40% of first $1.0 billion 0.375% of next $1.5 billion 0.350% of next $2.5 billion 0.325% of next $2.5 billion 0.30% over $7.5 billion

OCC Core Equity	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

PEA Growth Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

Fund	Institutional and Administrative Classes*	Class A, Class B, Class C, Class D and Class R Shares*
PEA Growth & Income Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

RCM Innovation Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

PEA Opportunity Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

OCC Renaissance Fund	0.25%	0.40% of first $1.0 billion 0.375% of next $1.5 billion 0.350% of next $2.5 billion 0.325% of next $2.5 billion 0.30% over $7.5 billion

PEA Target Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

OCC Value Fund	0.25%	0.40% of first $1.0 billion 0.375% of next $1.5 billion 0.350% of next $2.5 billion 0.325% of next $2.5 billion 0.30% over $7.5 billion

RCM Biotechnology Fund	N/A	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

RCM Financial Services	0.25%	N/A

RCM Global Resources	0.35%	N/A

RCM Global Healthcare Fund	N/A	0.50% of first $500 million 0.475% of next $500 million 0.450% of next $1.5 billion 0.425% of next $2.5 billion 0.40% over $5.0 billion

RCM Global Small-Cap Fund	0.35%	0.50% of first $500 million 0.475% of next $500 million 0.450% of next $1.5 billion 0.425% of next $2.5 billion 0.40% over $5.0 billion

Fund	Institutional and Administrative Classes*	Class A, Class B, Class C, Class D and Class R Shares*
RCM Global Technology Fund***	0.30%	0.45% of first $1.0 billion 0.425% of next $1.5 billion 0.40% of next $2.5 billion 0.375% of next $2.5 billion 0.35% over $7.5 billion

RCM International Growth Equity Fund	0.45%	0.60% of first $500 million 0.575% of next $500 million 0.550% of next $1.5 billion 0.525% of next $2.5 billion 0.50% over $5.0 billion

RCM Large-Cap Growth Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

RCM Mid-Cap Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

RCM Targeted Core Growth Fund	0.25%	0.40% of first $500 million 0.375% of next $500 million 0.350% of next $1.5 billion 0.325% of next $2.5 billion 0.30% over $5.0 billion

*	The Administrator receives administrative fees based on a Fund’s average daily net assets attributable in the aggregate to its Institutional and Administrative Class shares on the one hand, and to its Class A, Class B, Class C, Class D and Class R shares on the other. The Administration Agreement includes a plan adopted in conformity with Rule 12b-1 which provides for the payment of up to an additional 0.25% for Class D shares as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. Therefore, the administrative fee rate for Class D shares of the Fund is 0.25% greater than the fee set forth above.
**	The Administrative Fee for Institutional Class shares of the Asset Allocation Fund reflects a fee waiver currently in effect. In the absence of this waiver, the Administrative Fee rate for Institutional Class shares of the Fund would be 0.15% per annum.
***	The Administrator had previously agreed to lower the administrative fee rate payable with respect to each class of the RCM Global Technology Fund’s shares by 0.10% upon the consummation of the proposed reorganization of the RCM Innovation Fund into the RCM Global Technology Fund (assuming such reorganization occurred). The Administrator has since agreed to not make such fee reduction contingent upon the reorganization and to instead implement such 0.10% reduction effective April 1, 2005. Such reduction is reflected in the preceding table. It is not expected that administrative fees will be further reduced in connection with the proposed reorganization.

Except for the expenses paid by the Administrator, the Trust bears all costs of its operations. The Trust is responsible for the following expenses: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of Allianz Global Fund Management, Pacific Investment Management, or their subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction and investment-related expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not “interested persons” of Allianz Global Fund Management, PIMCO Advisors, any Sub-Adviser, or the Trust, and any counsel retained exclusively for their benefit (“disinterested Trustees’ expenses”); (vi) extraordinary expenses, including costs of litigation and indemnification expenses; (vii) expenses which are capitalized in accordance with generally accepted accounting principals; and (viii) any expenses allocated or allocable to a specific class of shares (“Class-specific expenses”).

Class-specific expenses include distribution and/or service fees payable with respect to the Class A, Class B, Class C, Class D, Class R or Administrative Class shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Amended and Restated Multi-Class Plan (the “Multi-Class Plan”) adopted pursuant to Rule 18f-3 under the 1940 Act, which is subject to review and approval by the Trustees. It is not presently anticipated that any expenses other than distribution and/or service fees and administrative fees will be allocated on a class-specific basis.

The Administration Agreement may be terminated by the Trust at any time by vote of (1) a majority of the Trustees, (2) a majority of the outstanding voting securities of the Trust, or (3) with respect to the OCC Renaissance, PEA Growth, PEA Target, PEA Opportunity and RCM Innovation Funds, by a majority of the Trustees who are not interested persons of the Trust or Allianz Global Fund Management, on 60 days’ written notice to Allianz Global Fund Management.

Under the Administration Agreement, the Administrator or an affiliate may pay financial service firms a portion of the Class D administration fees in return for the firms’ services (normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to Class D shares purchased through such firms). The Administration Agreement includes a plan specific to Class D shares which has been adopted in conformity with the requirements set forth under Rule 12b-1 of the 1940 Act to allow for payment of up to 0.25% per annum of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares. The principal types of activities for which such payments may be made are services in connection with the distribution of Class D shares and/or the provision of shareholder services. See “Distribution of Trust Shares—Plan for Class D Shares.”

After an initial two-year term, the Sub-Administration Agreement will continue from year to year upon the approval of the parties thereto. The Sub-Administration Agreement may be terminated at any time by Allianz Global Fund Management or Pacific Investment Management upon 60 days’ written notice to the other party and, with respect to the services rendered to the Trust, at any time by vote of a majority of the disinterested Trustees of the Trust. The Sub-Administration Agreement will also terminate upon termination of the Administration Agreement.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the aggregate amount of the administration fees paid by the Funds was as follows (those Funds which have only recently commenced operations and did not pay administrative fees during the periods shown are not included):

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$552,831	$218,011	159,865
CCM Capital Appreciation Fund	2,604,147	1,969,871	2,147,587
CCM Emerging Companies Fund	1,086,836	623,132	602,486
CCM Focused Growth Fund	5,271	4,415	5,639
CCM Mid-Cap Fund(1)	2,221,078	1,761,793	2,804,796
Global Innovation Fund(1)	N/A	147,519	1,025,490
Healthcare Innovation(1)	N/A	N/A	7,310,606
NACM Core Equity Fund(1)	4,958	6,654	N/A
NACM Flex-Cap Value Fund	16,791	3,618	N/A
NACM Global Fund	16,878	4,292	N/A
NACM Growth Fund	9,140	3,370	N/A
Former NACM International Fund(1)	34,793	14,544	N/A
NACM Pacific Rim Fund	179,519	39,029	N/A
NACM Value Fund(1)	13,279	3,578	N/A
NFJ Large-Cap Value Fund(1)	31,149	8,650	3,457
NFJ Dividend Value Fund(1)	756,145	175,348	103,881
NFJ International Value Fund	6,674	0	N/A
NFJ Equity Fund(1)	3,060	0	N/A
NFJ Small-Cap Value Fund	8,064,820	3,916,938	2,024,607
PEA Growth & Income Fund	409,087	302,134	305,223

PEA Growth Fund	3,322,985	3,485,901	5,795,556
RCM Innovation Fund(1)	4,369,325	3,259,585	6,967,895
PEA Opportunity Fund	1,195,515	894,882	1,390,396
OCC Renaissance Fund(1)	18,397,699	11,753,703	11,025,246
PEA Target Fund	3,738,412	3,187,612	5,411,000
OCC Value Fund(1)	6,333,764	3,126,138	1,743,407
PPA Tax-Efficient Equity Fund(1)	0	91,702	139,417
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	468,675	389,532
RCM Biotechnology Fund	1,566,904	1,238,040	847,513
RCM Emerging Markets Fund(1)	54,582	35,141	35,551
RCM Europe Fund I(1)	3,154	144,670	99,109
RCM Global Equity Fund(1)	0	2,857	32,993
RCM Global Healthcare Fund	1,060,634	835,768	469,116
RCM Global Small-Cap Fund	193,214	50,726	60,615
RCM Global Technology Fund	2,231,968	1,136,038	688,996
RCM International Growth Equity Fund	523,220	510,432	331,821
RCM Large-Cap Growth Fund	1,802,632	942,376	293,154
RCM Mid-Cap Fund	745,114	663,880	583,183
RCM Small-Cap Fund(1)	10,736	33,010	92,285
RCM Targeted Care Growth Fund(1)	142,544	33,223	43,915
Select Growth Fund(1)	N/A	32,671	152,203
Select International Fund(1)	N/A	N/A	378,800
Structured Emerging Markets Fund(1)	N/A	N/A	0

TOTAL	$61,708,858	$41,129,926	$46,165,340

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Allianz Global Fund Management, the Distributor and their affiliates may also make payments to financial intermediaries (such as brokers or third party administrators) for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name, including without limitation, the following services: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, Allianz Global Fund Management, the Distributor and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account or (ii) at an annual rate of up to 0.25% of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or Allianz Global Fund Management, the distributor and their affiliates. Because financial firms and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an incentive for financial firms and their financial advisors to favor one fund complex over another or one fund class over another.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 2187 Atlantic Street, Stamford, Connecticut 06902, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by the Fund or class by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to seven classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class R, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through firms (“participating brokers”) which are members of the NASD, Inc. (“NASD”), and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment advisers, with which the Distributor has an agreement for the use of Allianz Funds in particular investment products, programs or accounts for which a fee may be charged.

Class R shares are generally available only to 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified defined compensation plans, health care benefit funding plans and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or the Adviser to utilize Class R shares in certain investment products or programs (collectively, “specified benefit plans”). In addition, Class R shares also are generally available only to specified benefit plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial service firm). Class R shares are not available to retail or institutional non-specified benefit plan accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SERs, SAR-SEPs, SIMPLE IRAs, or individual 403(b) plans or through the PIMCO College Access 529 Plan.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds). Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers, and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Multi-Class Plan, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Class A, B and C Prospectuses under the caption “Investment Options — Class A, B and C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another Fund prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

During the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Distributor received the following aggregate amounts in contingent deferred sales charges on Class A shares, Class B shares and Class C shares of the Funds:

Class	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
Class A	$145,997	$114,232	$301,912
Class B	5,333,227	6,123,188	5,380,785
Class C	469,268	912,966	687,586

As described in the Class A, B and C Prospectus under the caption “Investment Options — Class A, B and C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Distributor received an aggregate of $20,359,429, $8,360,607 and $27,856,694, respectively, and retained an aggregate of $2,756,254, $1,118,682 and $3,835,133, respectively, in initial sales charges paid by Class A shareholders of the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Class A, B and C Prospectus under the caption “Investment Options — Class A, B and C Shares—Distribution and Servicing (12b-1) Plans” and in the Class R Prospectus under the caption “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers which are members of the NASD and which have dealer agreements with the Distributor, or which have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including specified benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a specified benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares, respectively):

	Servicing Fee	Distribution Fee
Class B and Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, respectively, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class A, Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including specified benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C or Class R shares of any Fund may indirectly support sales and servicing efforts relating to the other Funds’ shares of the same class. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

All Funds(1)	Servicing Fee	Distribution Fee
Class A	0.25%	N/A

Class B (2)	0.25%	None

Class C (purchased before July 1, 1991)	0.25%	None

Class C(3) (purchased on or after July 1, 1991)	0.25%	0.65%

Class R	0.25%	0.25%

1.	Applies, in part, to Class A, Class B and Class C shares of the Trust issued to former shareholders of PIMCO Advisors Funds in connection with the reorganizations/mergers of series of PIMCO Advisors Funds as/with Funds of the Trust in transactions which took place on January 17, 1997
2.	Payable only with respect to shares outstanding for one year or more.
3.	Payable only with respect to shares outstanding for one year or more except in the case of shares for which no payment is made to the party at the time of sale.

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial adviser (collectively, “financial firms”) through which you purchase your shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of your purchase a commission equal to 4.00% and 1.00%, respectively, of your investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks.

In addition, the Distributor, Allianz Global Fund Management and their affiliates may from time to time pay additional cash bonuses or provide other incentives or make other payments to financial firms in connection with the sale or servicing of the Funds and for other services such as, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all of the Funds, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and their affiliates may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Distributor, Allianz Global Fund Management (and their affiliates) to some of the top 50 financial firms that have sold the greatest amount of shares of the Funds. The level of payments made to a financial firm in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. Currently, the payments described above are generally not made with respect to Class D, Class R, Administrative Class or Institutional Class shares. In some cases, in addition to payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

AG Edwards & Sons, Inc.

American Express Financial Advisors, Inc.

Associated Financial Group, Inc.

AXA Advisors, LLC

Bank One Investment Corp.

Cadaret, Grant & Co., Inc.

Chase Investment Services, Inc.

Citigroup Global Markets, Inc.

Commonwealth Financial Network

Harris Investor Services

HSBC Securities

Jefferson Pilot Securities Corporation

Legg Mason Wood Walker, Inc.

Linsco/Private Ledger Corporation

McDonald Investments

Merrill Lynch, Pierce, Fenner & Smith Inc.

ML Stern & Co.

Morgan Stanley & Co.

Mutual Service Corporation

Oppenheimer & Co., Inc.

Raymond James & Associates

Raymond James Financial Services

RBC Dain Rauscher, Inc.

Securities America, Inc.

UBS Financial Services Inc.

United Planners’ Financial Services of America

US Allianz Securities

Wachovia Securities, Inc.

Walnut Street Securities, Inc.

Wells Fargo Investments

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial firms that sell Fund shares to make transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by reducing expense ratios and/or by affording greater flexibility to the Sub-Advisers. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $11,315,000, $6,349,370 and $6,226,486, respectively, pursuant to the Class A Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$59,206	$16,243	10,463
CCM Capital Appreciation Fund	416,911	296,300	271,104
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	325,645	224,895	291,311
Global Innovation Fund(1)	0	18,740	129,913
Healthcare Innovation Fund(1)	N/A	N/A	1,619
NACM Core Equity Fund(1)	206	63	N/A
NACM Flex-Cap Value Fund	2,256	53	N/A
NACM Global Fund	1,305	33	N/A
NACM Growth Fund	936	65	N/A
Former NACM International Fund(1)	2,219	39	N/A
NACM Pacific Rim Fund	25,333	47	N/A
NACM Value Fund(1)	1,311	78	N/A
NFJ Large-Cap Value Fund(1)	5,019	755	0
NFJ Dividend Value Fund(1)	113,287	15,333	682
NFJ Small-Cap Value Fund	2,444,406	1,082,764	475,823
PEA Growth & Income Fund	62,860	51,655	31,529
PEA Growth Fund	258,817	240,542	351,052
RCM Innovation Fund(1)	882,626	623,839	1,259,648
PEA Opportunity Fund	148,929	115,365	187,105
OCC Renaissance Fund(1)	4,485,675	2,622,682	2,363,462
PEA Target Fund	475,357	353,185	556,412
OCC Value Fund(1)	1,268,052	579,844	238,519
PPA Tax-Efficient Equity Fund(1)	0	14,023	14,709
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	22,738	3,527	171
RCM Emerging Markets Fund(1)	3,177	779	62
RCM Europe Fund I(1)	0	1,670	22
RCM Global Equity Fund	N/A	189	71
RCM Global Healthcare Fund	21,766	4,636	252
RCM Global Small-Cap Fund	16,649	1,142	65
RCM Global Technology Fund	145,994	38,808	362
RCM International Growth Equity Fund	23,737	19,613	4,233
RCM Large-Cap Growth Fund	70,381	15,721	266
RCM Mid-Cap Fund	4,587	1,484	93
RCM Small-Cap Fund(1)	0	0	0
RCM Targeted Core Growth Fund(1)	25,615	1,968	66
Select Growth Fund(1)	N/A	3,290	21,566
Select International Fund(1)	0	N/A	15,906
Structured Emerging Markets Fund(1)	0	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class A Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $8,825,700; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $2,489,300. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$46,181	$13,025	$59,206
CCM Capital Appreciation Fund	325,191	91,720	416,911
CCM Mid-Cap Fund(1)	254,003	71,642	325,645
NACM Core Equity Fund(1)	161	45	206
NACM Flex-Cap Value Fund	1,760	496	2,256
NACM Global Fund	1,018	287	1,305
NACM Growth Fund	730	206	936
Former NACM International Fund(1)	1,731	488	2,219
NACM Pacific Rim Fund	19,760	5,573	25,333
NACM Value Fund(1)	1,023	288	1,311
NFJ Large-Cap Value Fund(1)	3,915	1,104	5,019
NFJ Dividend Value Fund(1)	88,364	24,923	113,287
NFJ Small-Cap Value Fund	1,906,637	537,769	2,444,406
PEA Growth & Income Fund	49,031	13,829	62,860
PEA Growth Fund	201,877	56,940	258,817
RCM Innovation Fund(1)	688,448	194,178	882,626
PEA Opportunity Fund	116,165	32,764	148,929
OCC Renaissance Fund(1)	3,498,827	986,849	4,485,675
PEA Target Fund	370,778	104,579	475,357
OCC Value Fund(1)	989,081	278,971	1,268,052
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	17,736	5,002	22,738
RCM Emerging Markets Fund(1)	2,478	699	3,177
RCM Europe Fund I(1)	0	0	0
RCM Global Healthcare Fund	16,977	4,789	21,766
RCM Global Small-Cap Fund	12,986	3,663	16,649
RCM Global Technology Fund	113,875	32,119	145,994
RCM International Growth Equity Fund	18,515	5,222	23,737
RCM Large-Cap Growth Fund	54,897	15,484	70,381
RCM Mid-Cap Fund	3,578	1,009	4,587
RCM Targeted Core Growth Fund(1)	19,980	5,635	25,615

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class B Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $25,341,257, $17,451,706 and $20,098,172 respectively, pursuant to the Class B Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$397,660	$117,949	87,834
CCM Capital Appreciation Fund	714,772	557,966	672,029
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth	0	0	0
CCM Mid-Cap Fund(1)	619,171	546,056	771,516
Global Innovation(1)	0	60,117	432,127
Healthcare Innovation Fund(1)	N/A	N/A	5,510
NACM Core Equity Fund(1)	1,384	490	N/A
NACM Flex-Cap Value Fund	6,685	296	N/A
NACM Global Fund	6,970	185	N/A
NACM Growth Fund	4,820	334	N/A
Former NACM International Fund(1)	4,500	209	N/A
NACM Pacific Rim Fund	31,021	245	N/A
NACM Value Fund(1)	6,544	401	N/A
NFJ Large-Cap Value Fund(1)	8,500	1,906	0
NFJ Dividend Value Fund(1)	301,452	38,453	1,961
NFJ Small-Cap Value Fund	3,073,344	1,925,047	1,231,048
PEA Growth & Income Fund	223,973	142,078	143,273
PEA Growth Fund	628,940	711,037	1,248,037
RCM Innovation Fund(1)	2,826,885	2,334,034	5,290,527
PEA Opportunity Fund	206,516	111,577	199,560
OCC Renaissance Fund(1)	11,264,856	7,678,843	6,922,444
PEA Target Fund	1,101,624	1,064,498	1,899,021
OCC Value Fund(1)	3,514,641	2,004,416	977,976
PPA Tax-Efficient Equity Fund(1)	0	50,815	78,853
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	52,781	7,179	428
RCM Emerging Markets Fund(1)	4,801	1,499	157
RCM Europe Fund I(1)	0	545	53
RCM Global Equity Fund(1)	0	312	40
RCM Global Healthcare Fund	63,392	16,809	1,755
RCM Global Small-Cap Fund	36,783	2,359	134
RCM Global Technology Fund	53,395	5,393	255
RCM International Growth Equity Fund	44,415	32,869	12,696
RCM Large-Cap Growth Fund	70,501	15,383	155
RCM Mid-Cap Fund	12,268	1,540	40
RCM Small-Cap Fund(1)	0	0	0
RCM Targeted Core Growth Fund(1)	58,663	5,899	12
Select Growth Fund(1)	N/A	14,967	85,618
Select International Fund(1)	N/A	N/A	35,113
Structured Emerging Markets Fund(1)	N/A	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class B Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $19,766,180; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders), and other expenses (including data processing, legal, operations and financing charges and expenses), $5,575,077. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$310,175	$87,485	$397,660
CCM Capital Appreciation Fund	557,522	157,250	714,772
CCM Mid-Cap Fund(1)	482,953	136,218	619,171
NACM Core Equity Fund(1)	1,080	304	1,384
NACM Flex-Cap Value Fund	5,214	1,471	6,685
NACM Global Fund	5,437	1,533	6,970
NACM Growth Fund	3,760	1,060	4,820
Former NACM International Fund(1)	3,510	990	4,500
NACM Pacific Rim Fund	24,196	6,825	31,021
NACM Value Fund(1)	5,104	1,440	6,544
NFJ Large-Cap Value Fund(1)	6,630	1,870	8,500
NFJ Dividend Value Fund(1)	235,133	66,319	301,452
NFJ Small-Cap Value Fund	2,397,208	676,136	3,073,344
PEA Growth & Income Fund	174,699	49,274	223,973
PEA Growth Fund	490,573	138,367	628,940
RCM Innovation Fund(1)	2,204,970	621,915	2,826,885
PEA Opportunity Fund	161,082	45,434	206,516
OCC Renaissance Fund(1)	8,786,588	2,478,268	11,264,856
PEA Target Fund	859,267	242,357	1,101,624
OCC Value Fund(1)	2,741,420	773,221	3,514,641
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	41,169	11,612	52,781
RCM Emerging Markets Fund(1)	3,745	1,056	4,801
RCM Europe Fund I(1)	0	0	0
RCM Global Healthcare Fund	49,446	13,946	63,392
RCM Global Small-Cap Fund	28,691	8,092	36,783
RCM Global Technology Fund	41,648	11,747	53,395
RCM International Growth Equity Fund	34,644	9,771	44,415
RCM Large-Cap Growth Fund	54,991	15,510	70,501
RCM Mid-Cap Fund	9,569	2,699	12,268
RCM Targeted Core Growth Fund(1)	45,757	12,906	58,663

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class C Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid the Distributor an aggregate of $46,188,727, $34,151,969 and $46,145,379, respectively, pursuant to the Class C Retail Plan. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$717,335	$329,095	268,825
CCM Capital Appreciation Fund	996,147	737,293	800,708
CCM Emerging Companies Fund	0	0	0
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	783,664	673,296	892,118
Global Innovation Fund(1)	N/A	103,680	733,320
Healthcare Innovation Fund(1)	N/A	N/A	5,927
NACM Core Equity Fund(1)	752	289	N/A
NACM Flex-Cap Value Fund	8,855	487	N/A
NACM Global Fund	6,545	196	N/A
NACM Growth Fund	2,693	263	N/A
Former NACM International Fund(1)	10,984	1,302	N/A
NACM Pacific Rim Fund	68,849	256	N/A
NACM Value Fund(1)	6,683	306	N/A
NFJ Large-Cap Value Fund(1)	19,560	3,602	0
NFJ Dividend Value Fund(1)	495,561	85,143	3,743
NFJ Small-Cap Value Fund	5,146,706	2,756,469	1,472,369
PEA Growth & Income Fund	292,016	191,674	160,428
PEA Growth Fund	6,529,611	6,899,460	11,651,101
RCM Innovation Fund(1)	3,970,941	3,059,906	6,646,431
PEA Opportunity Fund	1,738,151	1,246,166	2,006,656
OCC Renaissance Fund(1)	13,850,423	9,752,226	10,271,777
PEA Target Fund	5,980,790	5,217,154	9,053,425
OCC Value Fund(1)	4,758,743	2,602,968	1,490,566
PPA Tax-Efficient Equity Fund(1)	0	95,865	117,765
PPA Tax-Efficient Structured Emerging Markets Fund(1)	0	0	0
RCM Biotechnology Fund	66,347	9,997	629
RCM Emerging Markets Fund(1)	11,624	5,253	880
RCM Europe Fund I(1)	1,804	968	58
RCM Global Equity Fund(1)	N/A	359	91
RCM Global Healthcare Fund	63,820	16,637	1,209
RCM Global Small-Cap Fund	79,055	6,432	486
RCM Global Technology Fund	82,808	9,853	294
RCM International Growth Equity Fund	343,967	302,489	113,528
RCM Large-Cap Growth Fund	64,449	13,392	102
RCM Mid-Cap Fund	17,359	3,276	73
RCM Small-Cap Fund(1)	0	0	0
RCM Targeted Core Growth Fund(1)	72,485	2,520	10
Select Growth Fund(1)	N/A	23,697	135,686
Select International Fund(1)	N/A	N/A	317,174
Structured Emerging Markets Fund(1)	N/A	N/A	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class C Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $36,027,207; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $10,161,520. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
Asset Allocation Fund	$559,521	$157,814	$717,335
CCM Capital Appreciation Fund	776,995	219,152	996,147
CCM Mid-Cap Fund(1)	611,258	172,406	783,664
NACM Core Equity Fund(1)	587	165	752
NACM Flex-Cap Value Fund	6,907	1,948	8,855
NACM Global Fund	5,105	1,440	6,545
NACM Growth Fund	2,101	592	2,693
Former NACM International Fund(1)	8,568	2,416	10,984
NACM Pacific Rim Fund	53,702	15,147	68,849
NACM Value Fund(1)	5,213	1,470	6,683
NFJ Large-Cap Value Fund(1)	15,257	4,303	19,560
NFJ Dividend Value Fund(1)	386,538	109,023	495,561
NFJ Small-Cap Value Fund	4,014,431	1,132,275	5,146,706
PEA Growth & Income Fund	227,772	64,244	292,016
PEA Growth Fund	5,093,097	1,436,514	6,529,611
RCM Innovation Fund(1)	3,097,334	873,607	3,970,941
PEA Opportunity Fund	1,355,758	382,393	1,738,151
OCC Renaissance Fund(1)	10,803,330	3,047,093	13,850,423
PEA Target Fund	4,665,016	1,315,774	5,980,790
OCC Value Fund(1)	3,711,820	1,046,923	4,758,743
PPA Tax-Efficient Equity Fund(1)	0	0	0
RCM Biotechnology Fund	51,751	14,596	66,347
RCM Emerging Markets Fund(1)	9,067	2,557	11,624
RCM Europe Fund I(1)	1,407	397	1,804
RCM Global Healthcare Fund	49,780	14,040	63,820
RCM Global Small-Cap Fund	61,663	17,392	79,055
RCM Global Technology Fund	64,590	18,218	82,808
RCM International Growth Equity Fund	268,294	75,673	343,967
RCM Large-Cap Growth Fund	50,270	14,179	64,449
RCM Mid-Cap Fund	13,540	3,819	17,359
RCM Targeted Core Growth Fund(1)	56,538	15,947	72,485
Select Growth Fund(1)	0	0	0

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Payments Pursuant to Class R Plan

For the fiscal years ended June 30, 2004 and June 30, 2003, the Trust paid the Distributor as aggregate of $49,856 and $436, respectively, pursuant to the Class R Retail Plan. Class R shares of the Trust were initially offered to the public on December 31, 2002 and payments were made to the Distributor pursuant to the Class R Retail Plan as of such date. As a result, payments made to the Distributor for the fiscal year ended June 30, 2002 are not available. Such payments were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03(1)	Year Ended 6/30/02
CCM Capital Appreciation Fund	$958	$26	N/A
CCM Mid-Cap Fund(2)	1,330	30	N/A
NACM Global Fund	68	25	N/A
Former NACM International Fund(1)	0	25	N/A
NFJ Dividend Value Fund(2)	130	25	N/A
NFJ Small-Cap Value Fund	12,464	74	N/A
PEA Growth & Income Fund	498	25	N/A
PEA Growth Fund	64	25	N/A
OCC Renaissance Fund(1)	20,918	24	N/A
OCC Value Fund(1)	13,098	103	N/A
RCM Large-Cap Growth Fund	264	28	N/A
RCM Mid-Cap Fund	64	26	N/A

(1)	As stated above, Class R shares were initially offered to the public on December 31, 2002. As a result, the payments made to the Distributor pursuant to the Class R Retail Plan for the fiscal year ended June 30, 2003 reflects payments made over an approximate six-month period.
(2)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

During the fiscal year ended June 30, 2004, the amounts collected pursuant to the Class R Retail Plan were used as follows by the Distributor: sales commissions and other compensation to sales personnel, $38,888; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses), $10,968. These totals, allocated among (i) compensation and (ii) sales material and other expenses for each Fund, were as follows:

Fund	Compensation	Sales Material and Other Expenses	Total
CCM Capital Appreciation Fund	$747	$211	$958
CCM Mid-Cap Fund(1)	1,037	293	1,330
NACM Global Fund	53	15	68
Former NACM International Fund(1)	0	0	0
NFJ Dividend Value Fund(1)	101	29	130
NFJ Small-Cap Value Fund	9,722	2,742	12,464
PEA Growth & Income Fund	388	110	498
PEA Growth Fund	50	14	64
OCC Renaissance Fund(1)	16,316	4,602	20,918
OCC Value Fund(1)	10,216	2,882	13,098
RCM Large-Cap Growth Fund	206	58	264
RCM Mid-Cap Fund	50	14	64

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about the Fund.

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Funds, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Funds and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. As of June 30, 2004, such expenses were approximately $74,943,000 in excess of payments under the Class A Plan, $81,814,000 in excess of payments under the Class B Plan, ($1,881,000) in excess of payments under the Class C Plan, and $129,000 in excess of payments under the Class R Plan.

The allocation of such excess (on a pro rata basis) among the Funds listed below as of June 30, 2004 was as follows:

Fund	Class A	Class B	Class C	Class R
Asset Allocation Fund	$824,000	$294,000	$373,000	—
CCM Capital Appreciation Fund	2,667,000	702,000	166,000	$5,000
CCM Mid-Cap Fund(1)	4,221,000	693,000	79,000	6,000
NACM Core Equity Fund(1)	(8,000)	3,000	—	—
NACM Flex-Cap Value Fund	(14,000)	2,000	2,000	—
NACM Global Fund	(1,000)	—	(1,000)	—
NACM Growth Fund	1,000	(4,000)	(1,000)	—
Former NACM International Fund(1)	1,000	4,000	(4,000)	—
NACM Pacific Rim Fund	5,000	78,000	44,000	—
NACM Value Fund(1)	—	5,000	(1,000)	—
NFJ Large-Cap Value Fund(1)	241,000	4,000	3,000	—
NFJ Dividend Value Fund(1)	38,000	476,000	864,000	—
NFJ Small-Cap Value Fund	5,554,000	5,296,000	559,000	36,000
PEA Growth & Income Fund	331,000	561,000	302,000	1,000
PEA Growth Fund	14,311,000	5,035,000	(14,544,000)	(12,000)
RCM Innovation Fund(1)	12,499,000	26,641,000	3,554,000	—
PEA Opportunity Fund	5,607,000	537,000	(7,899,000)	—
OCC Renaissance Fund(1)	11,145,000	25,581,000	2,324,000	72,000
PEA Target Fund	13,250,000	6,951,000	5,978,000	—
OCC Value Fund(1)	1,527,000	7,982,000	4,623,000	23,000
PPA Tax-Efficient Equity Fund(1)	620,000	211,000	279,000	—
RCM Biotechnology Fund	95,000	148,000	120,000	—
RCM Emerging Markets Fund(1)	(1,000)	—	12,000	—
RCM Europe Fund I(1)	16,000	6,000	61,000	—
RCM Global Healthcare Fund	50,000	107,000	44,000	—
RCM Global Small-Cap Fund	14,000	40,000	4,000	—
RCM Global Technology Fund	330,000	95,000	42,000	—
RCM International Growth Equity Fund	1,438,000	313,000	1,119,000	—
RCM Large-Cap Growth Fund	117,000	72,000	13,000	—
RCM Mid-Cap Fund	30,000	1,000	—	(2,000)
RCM Targeted Core Growth Fund(1)	35,000	(20,000)	4,000	—

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The allocation of such excess (on a pro rata basis) among the Funds, calculated as a percentage of net assets of each Fund listed below as of June 30, 2004, was as follows:

Fund	Class A	Class B	Class C	Class R
Asset Allocation Fund	2.32%	0.47%	0.37%	—
CCM Capital Appreciation Fund	1.53	0.99	0.16	0.95%
CCM Mid-Cap Fund(1)	2.90	1.08	0.10	0.79
NACM Core Equity Fund(1)	-3.57	1.37	0.00	—
NACM Flex-Cap Value Fund	-0.91	0.16	0.09	—
NACM Global Fund	-0.07	0.00	-0.07	0.00
NACM Growth Fund	0.21	-0.60	-0.28	—
Former NACM International Fund(1)	0.09	0.58	-0.67	0.00
NACM Pacific Rim Fund	0.03	1.10	0.35	—
NACM Value Fund(1)	0.00	0.05	-0.12	—
NFJ Large-Cap Value Fund(1)	6.49	0.19	0.08	—
NFJ Dividend Value Fund(1)	0.04	0.93	0.99	0.00
NFJ Small-Cap Value Fund	0.47	1.61	0.10	0.74
PEA Growth & Income Fund	1.31	2.35	1.06	0.80
PEA Growth Fund	14.08	8.71	-2.38	-70.59
RCM Innovation Fund(1)	3.80	10.41	1.02	—
PEA Opportunity Fund	9.21	2.33	-4.55	—
OCC Renaissance Fund(1)	0.46	1.93	0.14	0.45
PEA Target Fund	6.34	6.51	1.00	—
OCC Value Fund(1)	0.18	1.68	0.66	0.27
PPA Tax-Efficient Equity Fund(1)	11.71	3.71	3.22	—
RCM Biotechnology Fund	0.68	1.81	1.30	—
RCM Emerging Markets Fund(1)	-0.03	0.00	1.38	—
RCM Europe Fund I(1)	8.74	—	9.23	—
RCM Global Healthcare Fund	0.35	1.14	0.45	—
RCM Global Small-Cap Fund	0.15	0.58	0.03	—
RCM Global Technology Fund	0.40	1.25	0.32	—
RCM International Growth Equity Fund	15.38	5.98	3.09	—
RCM Large-Cap Growth Fund	0.32	0.86	0.17	0.00
RCM Mid-Cap Fund	1.06	0.05	0.00	-14.29
RCM Targeted Core Growth Fund(1)	0.28	-0.27	0.04	—

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Distribution and Administrative Services Plans for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the National Association of Securities Dealers, Inc. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs which Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Administrative Plan Trustees. The Administrative Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Administrative Class.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by NASD rules.

Additional Information About Institutional and Administrative Class Shares

Institutional and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Administrative Class shares. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional or Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection which purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Institutional and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Payments Pursuant to the Administrative Plans

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid qualified service providers an aggregate of $2,068,476, $1,221,607 and $1,328,836 respectively, pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the Funds listed below and were allocated among the operational Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
30/70 Portfolio(1)	N/A	N/A	$0
90/10 Portfolio(1)	N/A	N/A	0
Asset Allocation Fund	$18,008	$32,833	1,091
CCM Capital Appreciation	555,057	405,092	473,589
CCM Emerging Companies Fund	118,486	83,695	56,607
CCM Focused Growth Fund	0	0	0
CCM Mid-Cap Fund(1)	407,368	248,117	347,692
NACM Core Equity Fund(1)	N/A	26	N/A
NACM Flex-Cap Value Fund	37	27	N/A
NACM Global Fund	35	25	N/A
NACM Growth Fund	30	25	N/A
Former NACM International Fund(1)	N/A	23	N/A
NACM Pacific Rim Fund	0	0	N/A
NACM Value Fund(1)	34	26	N/A
NFJ Large-Cap Value Fund(1)	0	0	0
NFJ Dividend Value Fund(1)	3,217	2,714	2,661
NFJ International Value Fund	0	0	N/A
NFJ Equity Fund(1)	N/A	0	N/A
NFJ Small-Cap Value Fund	295,098	97,737	60,968
PEA Growth & Income Fund	2,078	16,652	76,424
PEA Growth Fund	509	3,490	14,609
RCM Innovation Fund(1)	16,305	9,411	10,669
PEA Opportunity Fund	8,402	9,293	19,351
OCC Renaissance Fund(1)	309,015	127,439	26,893
PEA Target Fund	812	3,479	16,713
OCC Value Fund(1)	128,254	57,161	118,839
PPA Tax-Efficient Equity Fund(1)	N/A	9,223	35,643
RCM Biotechnology Fund	0	0	0
RCM Emerging Markets Fund(1)	N/A	0	0
RCM Europe Fund I(1)	0	0	0
RCM Global Healthcare Fund	0	0	0
RCM Global Small-Cap Fund	0	0	0
RCM Global Technology Fund	0	0	0
RCM International Growth Equity Fund	1,007	8,996	11,942
RCM Large-Cap Growth Fund	204,699	94,824	3,271
RCM Mid-Cap Fund	25	20	10
RCM Small-Cap Fund(1)	N/A	0	0
RCM Targeted Core Growth Fund(1)	0	0	0
Select Growth Fund(1)	N/A	11,279	21,628
Select International Fund(1)	N/A	N/A	30,236

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

The remaining Funds did not make payments under either Administrative Plan.

Plan for Class D Shares

As described above under “Management of the Trust—Fund Administrator,” the Trust’s Administration Agreement includes a plan (the “Class D Plan”) adopted in conformity with Rule 12b-1 under the 1940 Act which provides for the payment of up to 0.25% of the Class D administrative fees as reimbursement for expenses in respect of activities that may be deemed to be primarily intended to result in the sale of Class D shares.

Specifically, the Administration Agreement provides that the Administrator shall provide in respect of Class D shares (either directly or by procuring through other entities, including various financial services firms such as broker-dealers and registered investment advisers (“Service Organizations”)) some or all of the following services and facilities in connection with direct purchases by shareholders or in connection with products, programs or accounts offered by such Service Organizations (“Special Class D Services”): (i) facilities for placing orders directly for the purchase of a Fund’s Class D shares and tendering a Fund’s Class D shares for redemption; (ii) advertising with respect to a Fund’s Class D shares; (iii) providing information about the Funds; (iv) providing facilities to answer questions from prospective investors about the Funds; (v) receiving and answering correspondence, including requests for prospectuses and statements of additional information; (vi) preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; (vii) assisting investors in applying to purchase Class D shares and selecting dividend and other account options; and (viii) shareholder services provided by a Service Organization that may include, but are not limited to, the following functions: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; performing similar account administrative services; providing such shareholder communications and recordkeeping services as may be required for any program for which the Service Organization is a sponsor that relies on Rule 3a-4 under the 1940 Act; and providing such other similar services as may reasonably be requested to the extent the Service Organization is permitted to do so under applicable statutes, rules, or regulations.

The Administrator has entered into an agreement with the Distributor under which the Distributor is compensated for providing or procuring certain of the Special Class D Services at the rate of 0.25% per annum of all assets attributable to Class D shares sold through the Distributor. A financial intermediary may be paid for its services directly or indirectly by the Funds, Allianz Global Fund Management, the Distributor or their affiliates in amounts normally not to exceed an annual rate of 0.35% of a Fund’s average daily net assets attributable to its Class D shares and purchased through such financial intermediary for its clients. The Trust and the Administrator understand that some or all of the Special Class D Services provided pursuant to the Administration Agreement may be deemed to represent services primarily intended to result in the sale of Class D shares. The Administration Agreement includes the Class D Plan to account for this possibility. The Administration Agreement provides that any portion of the fees paid thereunder in respect of Class D shares representing reimbursement for the Administrator’s and the Distributor’s expenditures and internally allocated expenses in respect of Class D Services of any Fund shall not exceed the rate of 0.25% per annum of the average daily net assets of such Fund attributable to Class D shares. In addition to the other payments described in this paragraph, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Class D shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs which Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

With respect to the Class D Plan, the Administration Agreement requires the Administrator to present reports as to out-of-pocket expenditures and internal expense allocations of the Administrator and the Distributor at least quarterly and in a manner that permits the disinterested Class D Plan Trustees to determine that portion of the Class D administrative fees paid thereunder which represents reimbursements in respect of Special Class D Services.

Rules of the NASD limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by NASD rules.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the Trust paid qualified service providers an aggregate of $3,124,732, $1,953,143 and $3,021,501, respectively, pursuant to the Class D Plan. Such payments were allocated among the Funds as follows:

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
Asset Allocation Fund	N/A	N/A	N/A
CCM Capital Appreciation Fund	$10,561	$7,848	$8,415
CCM Mid-Cap Fund(1)	37,472	20,196	15,927
Global Innovation Fund(1)	N/A	684	5,754
Healthcare Innovation Fund(1)	N/A	N/A	17
NACM Core Equity Fund(1)	N/A	26	N/A
NACM Flex-Cap Value Fund	119	27	N/A
NACM Global Fund	49	33	N/A
NACM Growth Fund	29	25	N/A
Former NACM International Fund(1)	N/A	29	N/A
NACM Pacific Rim Fund	1,455	20	N/A
NACM Value Fund(1)	69	26	N/A
NFJ Large-Cap Value Fund(1)	59	26	N/A
NFJ Dividend Value Fund(1)	479	251	75
NFJ Small-Cap Value Fund	11,410	1,153	N/A
PEA Growth & Income Fund	1,294	528	57
PEA Growth Fund	273	141	158
RCM Innovation Fund(1)	38,403	28,379	70,117
OCC Renaissance Fund(1)	697,194	187,570	226,361
PEA Target Fund	3,165	2,215	3,160
OCC Value Fund(1)	336,149	80,005	42,666
PPA Tax-Efficient Equity Fund(1)	N/A	185	182
RCM Biotechnology Fund	817,983	679,975	1,352,623
RCM Emerging Markets Fund(1)	N/A	4,169	6,235
RCM Europe Fund I(1)	0	53,322	89,845
RCM Global Equity Fund(1)	N/A	19	10
RCM Global Healthcare Fund	428,287	366,897	513,997
RCM Global Small-Cap Fund	17,518	12,072	23,125
RCM Global Technology Fund	499,562	310,365	492,899
RCM International Growth Equity Fund	7,450	14,932	15,863
RCM Large-Cap Growth Fund	201,900	165,442	132,482
RCM Mid-Cap Fund	5,857	8,299	9,741
RCM Small-Cap Fund(1)	N/A	0	0
RCM Targeted Core Growth Fund(1)	7,995	8,273	11,559

Fund	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
Select Growth Fund(1)	N/A	11	222
Select International Fund(1)	N/A	N/A	11

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Class A, B and C Prospectus, the Class D Prospectus under the headings “Investment Options —Class A, B and C Shares” and “How to Buy and Sell Shares,” the Class R Prospectus under the heading “How to Buy and Sell Shares” and in the Institutional Prospectus under the headings “Investment Options — Institutional Class and Administrative Class Shares” and “Purchases, Redemptions & Exchanges,” and in the Guide (with respect to Class A, B, C and R shares only). Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Class A, B and C Prospectus and described in greater detail in the Guide. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors. In addition, as discussed in the Prospectuses, all share classes (including Class R shares effective June 1, 2005) are subject to a redemption fee of 2.00% on redemption and exchanges of shares within 60 days of their acquisition.

Certain clients of the Adviser or a Sub-Adviser whose assets would be eligible for purchase by one or more of the Funds may purchase shares of the Trust with such assets. Assets so purchased by a Fund will be valued in accordance with procedures adopted by the Board of Trustees.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Class A, B and C Prospectus, the Class D Prospectus and the Class R Prospectus under the caption “How to Buy and Sell Shares— Exchanging Shares,” and in the Institutional Prospectus under the caption “Purchases, Redemptions and Exchanges—Exchange Privilege” and in the Guide (with respect to Class A, B, C and R shares only), a shareholder may exchange shares of any Fund for shares of the same class of any other Fund of the Trust that is available for investment, or any series of PIMCO Funds, on the basis of their respective net asset values. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new Fund. For example, if a shareholder invests in Class C shares of one Fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another Fund, no sales charge would be imposed upon the exchange, but the investment in the other Fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first Fund as described in the Class A, B and C Prospectus under “Alternative Purchase Arrangements.”

Orders for exchanges accepted prior to the close of regular trading on the New York Stock Exchange on any day the Trust is open for business will be executed at the respective net asset values determined as of the close of business that day. Orders for exchanges received after the close of regular trading on the New York Stock Exchange on any business day will be executed at the respective net asset values determined at the close of the next business day.

An excessive number of exchanges may be disadvantageous to the Trust. Therefore, the Trust, in addition to its right to reject any exchange, reserves the right to adopt a policy of terminating the exchange privilege of any shareholder who makes more than a specified number of exchanges in a 12 month period or in any calendar year. For example, the Trust may limit the number of “round trip” exchanges an investor may make. An investor makes a “round trip” exchange when the investor purchases shares of a particular Fund, subsequently sells those shares (by way of a redemption or exchange) for shares of a different Fund and then buys back (by way of a purchase or exchange) shares of the originally purchased Fund. The Trust has the right to refuse any exchange for any investor who completes (by making the exchange back into the shares of the originally purchased Fund) more than six round trip exchanges in any twelve-month period. Although the Trust has no current intention of terminating or modifying the exchange privilege other than as set forth in the preceding sentence, it reserves the right to do so as described in the Prospectuses.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in the Guide. The Trust’s Agreement and Declaration of Trust, as amended and restated (the “Declaration of Trust”), also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

Certain redemptions and exchanges of Class A, Class B, Class C and Class D and Institutional and Administrative Class shares may also be subject to a redemption fee of up to 2.00%. In addition, effective June 1, 2005, certain redemptions of Class R shares may also be subject to a redemption fee at up to 2.00%. See the applicable Prospectus for details.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment advisory clients of the Adviser and Sub-Advisers are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Adviser or a Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger Funds may become more concentrated in more liquid securities than smaller Funds or private accounts of the Adviser or a Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Adviser or a Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s or the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. The Adviser’s website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately thirty days after a month’s end, and such information will remain accessible on the website until the information is filed with the SEC as part of the Trust’s Form N-CSR or Form N-Q, as applicable. For each portfolio security (not including cash positions), the posted information includes: (i) the name of the issuer, (ii) CUSIP numbers, (iii) number of shares or aggregate par value held, (iv) market price (per security and in the aggregate) and (v) percentage of the Fund’s base market value represented by the security. The posted schedule will also provide each Fund’s total net assets. Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending June 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending September 30 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending December 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending March 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of the information on the Adviser’s website, that Fund may post such information on its website.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, the Investment Managers may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement. The frequency with which the Confidential Portfolio Information will be disclosed, as well as the lag time associated with such disclosure, will vary depending on such factors as the circumstances of the disclosure and the reasons therefor.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies, each of which is subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information:

Name of Vendor	Type of Service	Frequency	Lag Time
Institutional Shareholder Services (ISS)	Proxy Voting/Class Action Administrative Service	Monthly/ Daily	Approx. 5 business days/ N/A
IRRC	Proxy Voting	Daily	N/A
Electra Information Systems (Starrs)	Account Reconciliation Service	Daily	N/A
The Bank of New York	Outsourcing Service Provider	Daily	N/A
TCS of America	Outsourcing Service Provider	Daily	N/A
FactSet	Portfolio Attribution	Daily	N/A
FTID	Fair Valuation Service	Daily	N/A
Dresdner Bank	Securities Lending	Daily	N/A
PricewaterhouseCoopers LLP	Auditors	Periodic	N/A
Frank Russell	Performance Attribution	Monthly	Approx. 5 business days
Hub Data	Corporate Actions	Daily	N/A
Proxy Edge	Proxy Voting	Daily	N/A

Other registered investment companies that are advised or sub-advised by the Adviser or a Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Adviser nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Adviser and the Sub-Advisers have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the funds that are advised or sub-advised by the Adviser or a Sub-Adviser and some of the separate accounts managed by the Adviser or a Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds. The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio Information.

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information. The Trust’s Chief Compliance Officer shall confirm at least annually that the Investment Managers’ procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

Brokerage and R esearch Services

There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Adviser and/or each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers.

In so doing, the Adviser or Sub-Adviser uses its best efforts to obtain for the Trust the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser or Sub-Adviser, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Because the Asset Allocation Fund invests exclusively in Institutional Class shares of Underlying Funds, it generally does not pay brokerage commissions and related costs, but does indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which it invests.

For the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002, the following amounts of brokerage commissions were paid by the Funds (these amounts do not include those Funds which have only recently commenced operations and did not pay brokerage commissions during the periods shown):

Fund*	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
CCM Capital Appreciation Fund	$3,677,546	$3,208,225	$1,969,477
CCM Emerging Companies Fund	4,095,882	2,258,288	1,088,934
CCM Focused Growth Fund	2,854	10,826	5,356
CCM Mid-Cap Fund(1)	4,065,963	3,704,717	4,435,278
Global Innovation Fund(1)	N/A	448,998	1,175,194
NACM Core Equity Fund(1)	8,204	14,090	N/A
NACM Flex-Cap Value Fund	40,806	16,683	N/A
NACM Global Fund	32,937	12,939	N/A
NACM Growth Fund	11,927	7,643	N/A
Former NACM International Fund(1)	85,579	21,657	N/A
NACM Pacific Rim Fund	198,699	69,392	N/A
NACM Value Fund(1)	7,593	5,708	N/A
NFJ Large-Cap Value Fund(1)	32,535	8,249	3,167
NFJ Dividend Value Fund(1)	450,633	159,222	N/A
NFJ Small Cap Value Fund	3,895,096	2,722,237	1,604,558
PEA Growth & Income Fund	132,723	130,199	177,895
PEA Growth Fund	1,586,541	2,058,574	2,622,362
RCM Innovation Fund	11,181,865	14,400,670	8,018,269
PEA Opportunity Fund	2,808,187	2,775,008	2,158,577
OCC Renaissance Fund(1)	13,596,999	14,560,094	16,974,540
PEA Target Fund	2,851,549	3,634,623	3,775,543
OCC Value Fund(1)	4,408,409	5,005,459	3,915,882
PIMCO NFJ International Value Fund(1)	5,478	N/A	N/A
PIMCO Mid Cap Value Fund(1)	3,894	N/A	N/A
PIMCO Disciplined Value Fund(1)	3,036	N/A	N/A
PIMCO Small Cap Value Fund(1)	3,504	N/A	N/A
PIMCO Core Equity Fund(1)	2,336	N/A	N/A
PIMCO Balanced Value Fund(1)	1,950	N/A	N/A
PIMCO International Value Fund(1)	6,254	N/A	N/A
PIMCO Large Cap Value Fund(1)	1,969	N/A	N/A
PPA Tax-Efficient Equity Fund(1)	4,716	42,039	35,209
PPA Tax-Efficient Structured Emerging Markets Fund	122,763	149,161	175,676
RCM Biotechnology Fund	1,288,491	1,797,259	1,027,009
RCM Emerging Markets Fund(1)	123,202	78,652	24,855
RCM Europe Fund I(1)	68,706	189,520	91,460
RCM Global Equity Fund(1)	N/A	6,327	8,727
RCM Global Healthcare Fund	1,254,047	767,782	459,817
RCM Global Small-Cap Fund	729,145	97,052	103,272

Fund*	Year Ended 6/30/04	Year Ended 6/30/03	Year Ended 6/30/02
RCM Global Technology Fund	3,692,389	3,411,821	2,231,996
RCM International Growth Equity Fund	505,697	315,273	376,218
RCM Large-Cap Growth Fund	781,388	97,052	164,167
RCM Mid-Cap Fund	1,471,216	1,137,799	1,118,700
RCM Small-Cap Fund(1)	20,535	114,018	230,399
RCM Targeted Core Growth Fund(1)	61,552	13,998	6,298
RCM Europe Fund	1,489	N/A	N/A
Select Growth Fund(1)	N/A	47,312	152,425
Select International Fund(1)	N/A	N/A	170,043
Structured Emerging Markets Fund(1)	N/A	N/A	63,057

TOTAL	$63,169,157	$63,049,568	$53,189,166

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds. Any materially significant difference between the amount of brokerage commissions paid by a Fund during the most recent fiscal year and the amount of brokerage commissions paid by that same Fund for either of the two previous fiscal years is due to a significant decrease (or increase) in the size of the Fund and the volatility of the relevant market for the Fund.

The Adviser or, pursuant to the portfolio management agreements, a Sub-Adviser, places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser and the Sub-Advisers will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser or Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Adviser and the Sub-Advisers will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser and Sub-Advisers receive research services from many broker-dealers with which the Adviser and Sub-Advisers place the Trust’s portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser and Sub-Advisers in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The advisory fees paid by the Trust are not reduced because the Adviser and Sub-Advisers receive such services.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser and Sub-Advisers may cause the Trust to pay broker-dealers which provide them with “brokerage and research services” (as defined in the 1934 Act) an amount of commission for effecting a securities transaction for the Trust in excess of the commission which another broker-dealer would have charged for effecting that transaction.

The Adviser or a Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser or Sub-Adviser where, in the judgment of the Adviser or Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.

Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser or a Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The tables below describe the commissions, if any, paid by a Fund to affiliated brokers during the fiscal years ended June 30, 2004, June 30, 2003 and June 30, 2002. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Adviser and its affiliates (e.g., Allianz AG) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods.

Fiscal Year Ended June 30, 2004

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Emerging Market	Dresdner Kleinworth Wasserstein	$4,875.00	3.957%	0.003%
RCM International Growth Equity Fund	Dresdner Kleinworth Wasserstein	1,477.20	0.292	0.000
RCM Global Technology Fund	Dresdner Kleinworth Wasserstein	17,752.00	0.481	0.000
RCM Global Small-Cap Fund	Dresdner Kleinworth Wasserstein	331.88	0.046	0.000
RCM Europe Fund I(1)	Dresdner Kleinworth Wasserstein	14,867.59	21.639	0.010

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about this Fund.

Fiscal Year Ended June 30, 2003

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
NACM Global	Dresdner Kleinworth Wasserstein Securities LLC	$20	0.155%	0.000%
Former NACM International(1)	Dresdner Kleinworth Benson North America	$56	0.257%	0.001%
RCM Europe I(1)	Dresdner Kleinwort Benson North America	$27,816	14.677%	0.026%
	Dresdner Kleinworth Wasserstein Securities LLC	$26,180	13.814%	0.025%
RCM Global Small-Cap	Dresdner Kleinworth Benson North America	$131	0.135%	0.000%

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM International Growth Equity	Dresdner Kleinworth Wasserstein Securities LLC	$11,431	3.626%	0.006%
	Dresdner Kleinworth Benson North America	$3,178	1.008%	0.002%
	Dresdner Kleinworth Benson	$2,479	0.786%	0.001%

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Fiscal Year Ended June 30, 2002

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
CCM Capital Appreciation	Deutsche Banc Alex Brown Inc.	$69,020	3.505%	0.004%
	Deutsche Morgan Grenfell Global Custody	$2,300	0.117%	0.000%
CCM Emerging Companies	Deutsche Banc Alex Brown Inc.	$30,320	10.375%	0.006%
CCM Mid-Cap	Deutsche Morgan Grenfell	$9,355	0.211%	0.000%
	Deutsche Banc Alex Brown Inc.	$141,383	3.188%	0.005%
Global Innovation(1)	Deutsche Banc Alex Brown Inc.	$14,165	1.205%	0.001%
Healthcare Innovation(1)	Deutsche Banc Alex Brown Inc.	$30	0.876%	N/A
PEA Growth	Deutsche Banc Alex Brown Inc.	$56,930	2.171%	0.002%
PEA Growth & Income	Deutsche Banc Alex Brown Inc.	$8,250	4.638%	0.005%
RC Innovation(1)	Deutsche Banc Alex Brown Inc.	$27,928	0.348%	0.000%
PEA Opportunity	Deutsche Banc Alex Brown Inc.	$5,445	0.702%	0.000%
OCC Renaissance(1)	Deutsche Banc Alex Brown Inc.	$629,691	3.710%	0.007%
PEA Target	Deutsche Banc Alex Brown Inc.	$18,716	1.210%	0.001%
OCC Value (1)	Deutsche Banc Alex Brown Inc.	$115,778	2.957%	0.005%
	Deutsche Bank	$71,320	1.821%	0.003%

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
PPA Tax-Efficient Structured Emerging Markets(1)	Hypovereinsbank Luxembourg	$3,269	1.860%	0.007%
	Hypovereinsbank AG	$1,286	0.732%	0.003%
	Hypovereinsbank Hungaria RT	$1,048	0.596%	0.002%
	Hypovereinsbank Polska S.A.	$4,916	2.797%	0.010%
RCM Biotechnology	Deutsche Bank Securities Inc.	$12,805	1.247%	0.001%
RCM Emerging Markets(1)	Credit Lyonnais	$1,691	6.804%	0.007%
	Deutsche Bank S.A.	$1,494	6.011%	0.006%
RCM Europe I(1)	Deutsche Bank Securities Inc.	$3,528	3.857%	0.002%
	Dresdner Kleinworth Benson North America	$10,501	11.482%	0.007%
	Dresdner Kleinworth Wasserstein Securities LLC	$15,539	16.990%	0.010%
RCM Global Equity(1)	Credit Lyonnais Securities	$80	0.916%	0.001%
	Deutsche Bank Securities Inc.	$286	3.277%	0.004%
RCM Global Technology	Credit Lyonnais Securities (USA) Inc.	$11,364	0.509%	0.001%
	Deutsche Bank Securities Inc.	$85,973	3.852%	0.004%
RCM International Growth Equity	Credit Lyonnais Securities	$4,002	1.064%	0.001%
	Deutsche Alex Brown London	$1,943	0.517%	0.000%
	Deutsche Bank Asia Securities Ltd	$860	0.229%	0.000%
	Deutsche Bank	$20,844	5.540%	0.003%
	Dresdner Kleinworth Wasserstein Securities LLC	$10,894	2.896%	0.002%
RCM Large-Cap Growth	Deutsche Bank Securities Inc.	$16,301	9.930%	0.006%
RCM Mid-Cap	Deutsche Bank Securities Inc.	$26,131	2.336%	0.002%
RCM Small-Cap(1)	Deutsche Bank Securities Inc.	$4,023	1.746%	0.001%

Fund	Affiliated Broker	Amount of Brokerage Commission	% of Fund’s Aggregate Brokerage Commission	% of Fund’s Aggregate Dollar Amount of Transactions
RCM Targeted Core Growth(1)	Deutsche Bank Securities Inc.	$81	1.290%	0.001%
Select Value(1)	Deutsche Banc Alex Brown Inc.	$15	0.410%	0.000%
Structured Emerging Markets Fund(1)	Hypovereinsbank Luxembourg	$5,342	8.472%	N/A

(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* held by each Fund, if any, at the end of fiscal year 2004 (June 30, 2004).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker- Dealer Held by Fund
CCM Capital Appreciation	State Street Bank & Trust	$15,590,000.00
	Citigroup Global Markets Securities	$12,954,667.50
	Goldman Sachs & Co.	$12,513,864.00
	Merrill Lynch, Pierce, Fenner & Smith	$12,431,594.00
	JP Morgan Chase & Co.	$8,715,496.00
	Morgan Stanley Group, Inc.	$8,627,895.00
CCM Emerging Companies	State Street Bank & Trust	$13,715,000.00
CCM Focused Growth	State Street Bank & Trust	$298,000.00
	Citigroup Global Markets Securities	$65,100.00
CCM Mid-Cap	State Street Bank & Trust	$31,265,000.00
	Bear Stearns & Co.	$9,316,255.00
	Instinet Clearing Services	$412,368.00
NACM Flex-Cap Value	State Street Bank & Trust	$489,000.00
	Citigroup Global Markets Securities	$297,600.00
	Goldman Sachs & Co.	$65,912.00
NACM Global	State Street Bank & Trust	$183,000.00
	Credit Suisse First Boston Corporation	$125,578.00
	JP Morgan Chase & Co.	$81,417.00
	UBS/SBC Warburg	$49,498.42
NACM Growth	State Street Bank & Trust	$83,000.00
NACM Pacific Rim	State Street Bank & Trust	$1,193,000.00
NACM Value(1)	JP Morgan Chase & Co.	$162,834.00
	State Street Bank & Trust	$105,000.00
	Citigroup Global Markets Securities	$79,050.00
NFJ Large-Cap Value	State Street Bank & Trust	$573,000.00
	JP Morgan Chase & Co.	$360,561.00
	Lehman Brothers	$233,275.00
NFJ Dividend Value	State Street Bank & Trust	$17,519,000.00
	JP Morgan Chase & Co.	$5,815,500.00
	Morgan Stanley Group, Inc.	$5,804,700.00
NFJ International Value	State Street Bank & Trust	$16,000.00
NFJ Small-Cap Value	State Street Bank & Trust	$51,936,000.00
PEA Growth	Citigroup Global Markets Securities	$17,205,000.00
	Merrill Lynch, Pierce, Fenner & Smith	$13,932,238.00
	State Street Bank & Trust	$5,661,000.00
PEA Growth & Income	Goldman Sachs & Co.	$4,321,404.76

	Citigroup Global Markets Securities	$2,325,000.00
	JP Morgan Chase & Co.	$2,132,350.00
	Morgan Stanley Group, Inc.	$1,583,100.00
	State Street Bank & Trust	$990,000.00
RCM Innovation(1)	State Street Bank & Trust	$23,495,000.00
PEA Opportunity	State Street Bank & Trust	$7,199,000.00
OCC Renaissance(1)	State Street Bank & Trust	$599,917,000.00
	JP Morgan Chase & Co.	$192,175,136.00
PEA Target	State Street Bank & Trust	$28,317,000.00
OCC Value	State Street Bank & Trust	$281,426,000.00
	JP Morgan Chase & Co.	$121,861,864.00
	Citigroup Global Markets Securities	$116,715,000.00
	Merrill Lynch, Pierce, Fenner & Smith	$19,432,800.00
	Lehman Brothers, Inc.	$5,267,500.00
RCM Biotechnology	State Street Bank & Trust	$8,492,000.00
RCM Europe I(1)	UBS/SBC Warburg	$96,973.38
	Credit Suisse First Boston Corporation	$21,252.74
RCM Global Healthcare	State Street Bank & Trust	$6,934,000.00
RCM Global Small-Cap	State Street Bank & Trust	$2,601,000.00
RCM Global Technology	State Street Bank & Trust	$53,305,000.00
RCM International Growth Equity	UBS/SBC Warburg	$1,698,803.76
	State Street Bank & Trust	$1,096,000.00
RCM Large-Cap Growth	State Street Bank & Trust	$19,257,000.00
	Goldman Sachs & Co.	$10,969,640.00
	Citigroup Global Markets Securities	$8,672,250.00
RCM Mid-Cap	State Street Bank & Trust	$6,108,000.00
RCM Targeted Core Growth(1)	Merrill Lynch, Pierce, Fenner & Smith	$1,079,600.00
	State Street Bank & Trust	$436,000.00

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
(1)	Please see the section captioned “The Trust” in this Statement of Additional Information for information about these Funds.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” With the exception of the RCM Targeted Core Growth Fund (which may attempt to minimize portfolio turnover as a tax-efficient management strategy), the Sub-Advisers manage the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to shareholders at ordinary income tax rates), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

Because the Adviser does not expect to reallocate the Asset Allocation Fund’s assets among the Underlying Funds on a frequent basis, the portfolio turnover rate for the Asset Allocation Fund is expected to be modest (i.e., less than 25%) in comparison to most mutual funds. However, the Asset Allocation Fund indirectly bears the expenses associated with the portfolio turnover of the Underlying Funds, a number of which have high (i.e., greater than 100%) portfolio turnover rates.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As indicated in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value (“NAV”) of a class of a Fund’s shares is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. The Trust may also calculate the Market value for NASDAQ National Market and SmallCap securities using the NASDAQ Official Closing Price instead of the last reported sales price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the NAV of the RCM Financial Services, RCM Global Resources, RCM Global Small-Cap, RCM Global Technology, RCM Global Healthcare, RCM International Growth Equity, RCM Innovation, NACM Global, NACM International and NACM Pacific Rim may not take place contemporaneously with the determination of the prices of foreign securities used in NAV calculations.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments as discussed below. Information that becomes known to the Funds or their agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

If market values are not readily available, instead of valuing securities in the usual manner, the Funds may value securities at fair value as determined in good faith by the Board of Trustees or persons acting pursuant to procedures approved by the Board of Trustees. When fair valuing securities, the Funds may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s NAV is calculated. The Funds’ use of fair valuation may help to deter “stale price arbitrage,” as discussed in the Prospectuses under the heading “Abusive Trading Practices.” With respect to certain foreign securities, the Funds may fair value securities using modeling tools provided by third-party vendors. Fair value pricing may require subjective determinations about the value of a security.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s “net asset value” per share. Under certain circumstances, the per share net asset value of classes of shares of the Funds with higher service and/or distribution fees applicable to such shares may be lower than the per share net asset value of the classes of shares with lower or no service and/or distribution fees as a result of the higher daily expense accruals of the service and/or distribution fees applicable to such classes. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

TAXATION

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in a Fund.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year; and

(c)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below). For purposes of meeting this diversification requirement, in the case of the Fund’s investments in loan participations the issuer may be the financial intermediary or the borrower.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

Distributions

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. Amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the twelve month period ending on October 31 of the calendar year or later if a Fund is permitted to elect and so elects, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Fund in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following year.

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to federal income tax to the extent permitted under applicable tax law.

For federal income tax purposes, distributions of investment income are generally taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned (and is treated for federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (that is, Capital Gain Dividends, as defined above) will be taxable as long-term capital gains. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning on or before December 31, 2008, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than properly designated Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund, such as the Asset Allocation Fund, receives dividends from an underlying fund that qualifies as a regulated investment company, and the underlying fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate its distributions derived from those dividends as qualified dividend income as well, provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. Any distributions that are not from a Fund’s investment company taxable income or net capital gains may be characterized as a return of capital to shareholders (that is, not taxable to a shareholder and reduces the shareholder’s basis in the shares) or, in some cases, as capital gain. Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Dividends, if any, derived from interest on certain U.S. Government securities may be exempt from state and local taxes, but interest on mortgage-backed U.S. Government securities is generally not so exempt. While the RCM Targeted Core Growth Fund seeks to minimize taxable distributions, the Fund may be expected to earn and distribute taxable income and may also be expected to realize and distribute capital gains from time to time. The Fund will advise shareholders annually of the amount and nature of the dividends paid to them. The tax status of the Fund and the distributions which it may make are summarized in the Prospectuses under the captions “Fund Distributions” and “Tax Consequences.”

Long-term capital gain rates applicable to most individual shareholders have been temporarily reduced—in general, to 15% with lower rates applying to taxpayers in the 10% and 15% ordinary income tax rate brackets—for taxable years beginning on or before December 31, 2008.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject generally to a 46-day holding period requirement). Dividends paid by the other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

The Asset Allocation Fund will not be able to offset gains realized by one Underlying Fund in which such Fund invests against losses realized by another Underlying Fund in which such Fund invests. The Asset Allocation Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. More generally, Funds that invest in other investment companies will not be able to offset gains realized by one underlying fund against losses realized by another underlying fund. A Fund’s investment in underlying funds could therefore affect the amount, timing and character of distributions to shareholders of such Fund.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

In respect of a Fund, such as the Asset Allocation Fund, that invests in other investment companies, depending on the Fund’s percentage ownership in an underlying fund both before and after a redemption, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as not receiving capital gain income on the amount by which the distribution exceeds the Fund’s tax basis in the shares of the underlying fund, but instead to be treated as receiving a dividend taxable as ordinary income on the full amount of the distribution. This would be the case where a Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for a Fund, the Fund’s transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, swap agreements, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders, including shareholders of the Asset Allocation Fund. The Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of a Fund’s hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Original Issue Discount and Pay-In-Kind Securities

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be (and all zero-coupon debt obligations acquired by a Fund will be) treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some of the debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, the Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the such investments are permissible for a Fund, the Fund may invest in REITs that invest in residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below). Under current law, if a charitable remainder trust realizes any unrelated business taxable income for a taxable year, it will lose its tax-exempt status for the year. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Dividends paid by REITs generally will not be eligible to be treated as “qualified dividend income.”

Passive Foreign Investment Companies

Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to avoid the imposition of that tax. For example, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75 percent or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, such Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the electing Fund’s income will flow through to shareholders of the Trust. With respect to such Funds, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt obligations, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income. Although the Asset Allocation Fund may itself be entitled to a deduction for such taxes paid by an Underlying Fund in which the Asset Allocation Fund invests, the Asset Allocation Fund will not be able to pass any such credit or deduction through to its own shareholders. In addition, a Fund which invests in other investment companies, including the Asset Allocation Fund, may not be able to pass any such credit or deduction for taxes paid by the underlying fund through to its own shareholders.

Non-U.S. Shareholders

In general, dividends (other than Capital Gain Dividends) paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts with respect to (i) properly designated distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) properly designated distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses. If a Fund, such as the Asset Allocation Fund, invests in an underlying fund that pays such distributions to the Fund, such distributions will retain their character as not subject to withholding when paid by the Fund to foreign persons. This provision will first apply to a Fund (1) with respect to its direct portfolio investments (if any) in its taxable year beginning after December 31, 2004 and, (2) with respect to the Fund’s investments in underlying funds (if any), with respect to distributions from such underlying funds in their taxable years beginning after December 31, 2004 that are received by the Fund in its taxable year beginning after December 31, 2004. In addition, as indicated above, Capital Gain Dividends will not be subject to withholding of U.S. federal income tax.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as certain REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Effective for taxable years of a Fund beginning after December 31, 2004 and in respect of dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (“USRPI Distributions”) will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. If a Fund, such as the Asset Allocation Fund, invests in an underlying fund, it will not, under current law, receive or pass through USRPI Distributions as a result of such investment; this result may be changed by future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective after December 31, 2004 and before January 1, 2008, if a Fund is a U.S. real property holding corporation (as described above) the Fund’s shares will nevertheless not constitute USRPIs if the Fund is a “domestically controlled qualified investment entity,” which is defined to include a regulated investment company that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the regulated investment company was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If you are eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by you in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Back up Withholding

The Funds generally are required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through December 10, 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the Internal Revenue Service.

In order for a foreign investor to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be nonpublicly offered regulated investment companies. Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of its dividend distribution which is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. The Trust is organized as a Massachusetts business trust. Under current law, so long as each Fund qualifies for the federal income tax treatment described above, it is believed that neither the Trust nor any Fund will be liable for any income or franchise tax imposed by Massachusetts. Shareholders, in any event, are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust as amended and restated on January 14, 1997, and as further amended and restated effective March 3, 2005. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid quarterly to shareholders of record by the PEA Growth & Income, NFJ Dividend Value, NFJ Large-Cap Value, NFJ International Value, OCC Value, OCC Renaissance and Asset Allocation Funds. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the other Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Fund will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have them paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Third Amended and Restated Agreement and Declaration of Trust (the ‘‘Declaration of Trust’’) of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series of PIMCO Advisors Funds), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different administrative fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance which is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. as having the same investment objectives. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Allianz RCM Funds (except the RCM Innovation, RCM Global Resources and RCM Financial Services Funds) were formerly a series of funds of Dresdner RCM Global Funds, Inc., and were reorganized into the respective Funds of the Trust on February 1, 2002. Performance information shown for periods prior to February 1, 2002 (including that presented in any advertisements for these Allianz RCM Funds) is based upon the historical performance of the predecessor funds of these PIMCO RCM Funds, adjusted as set forth herein.

The Allianz NACM Pacific Rim Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the MMS Trust on July 20, 2002. Performance information shown for periods prior to July 20, 2002 (including that presented in any advertisements for the Allianz NACM Pacific Rim Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate Pacific Rim Fund, adjusted as set forth herein.

The Allianz NACM International Fund was formerly a series of Nicholas-Applegate Institutional Funds and reorganized into a Fund of the MMS Trust on October 15, 2004. Performance information shown for periods prior to October 15, 2004 (including that presented in any advertisements for the Allianz NACM International Fund) is based upon the historical performance of its predecessor fund, the Nicholas-Applegate International Systematic Fund, adjusted as set forth herein.

Calculation of Yield

Quotations of yield for certain of the Funds may be based on all investment income per share (as defined by the SEC) during a particular 30-day (or one month) period (including dividends and interest), less expenses accrued during the period (“net investment income”), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

YIELD =	2[( a-b + 1)[6] -1]
cd

where	a = dividends and interest earned during the period,

b = expenses accrued for the period (net of reimbursements),

c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

d = the maximum offering price per share on the last day of the period.

The yield of a Fund will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses of the Trust allocated to the Fund or its classes of shares. These factors, possible differences in the methods used in calculating yield should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s various classes of shares. These yields do not take into account any applicable contingent deferred sales charges.

The Trust, in its advertisements, may refer to pending legislation from time to time and the possible impact of such legislation on investors, investment strategy and related matters. This would include any tax proposals and their effect on marginal tax rates and tax-equivalent yields. At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

As discussed in the Prospectus, an elsewhere in this SAI, several of the Funds have had adviser and sub-adviser changes during the period, for which performance is shown below. Those Funds would not necessarily have achieved the results shown under their current investment management arrangements.

The table below sets forth the average annual total return of certain classes of shares of the following Funds for periods ended December 31, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of Institutional Class shares of the Fund (the oldest class) adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and administrative fee charges.

Average Annual Total Return for Periods Ended December 31, 2004*

Fund	Class**	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
CCM Capital Appreciation	Institutional Administrative Class A Class B Class C Class D Class R	12.56 12.30 5.95 6.29 10.29 12.12 11.73	% % % % % % %	0.29 0.10 -1.22 -1.44 -0.85 -0.09 -0.46	% % % % % % %	13.04 12.79 12.00 12.06 11.80 12.64 12.20	% % % % % % %	12.47 12.22 11.60 11.64 11.23 12.06 11.64	% % % % % % %	3/8/91	3/8/91 7/31/96 1/20/97 1/20/97 1/20/97 4/8/98 12/31/02

CCM Emerging Companies	Institutional Administrative	12.43 12.15	% %	13.69 13.42	% %	16.08 15.80	% %	15.55 15.27	% %	6/25/93	6/25/93 4/1/96

CCM Focused Growth	Institutional Administrative	16.68 N/A	%	-6.92 N/A	%	N/A N/A		-2.62 N/A	%	8/31/99	8/31/99

CCM Mid-Cap	Institutional Administrative Class A Class B Class C Class D Class R	18.76 18.46 11.74 12.43 16.37 18.24 17.87	% % % % % % %	5.21 4.92 3.62 3.71 4.01 4.81 4.41	% % % % % % %	13.58 13.29 12.49 12.54 12.29 13.17 12.72	% % % % % % %	12.79 12.50 11.87 11.91 11.51 12.37 11.94	% % % % % % %	8/26/91	8/26/91 11/30/94 1/13/97 1/13/97 1/13/97 4/8/98 12/31/02

NFJ Large-Cap Value	Institutional Administrative Class A Class B Class C Class D	17.07 N/A 10.11 10.60 14.63 16.56	% % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A		11.82 N/A 9.92 10.15 10.46 11.26	% % % % %	5/8/00	5/8/00 7/19/02 7/19/02 7/19/02 7/19/02

NFJ Dividend Value	Institutional Administrative Class A Class B Class C Class D Class R	14.45 14.17 7.62 8.05 12.02 13.90 13.67	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A N/A		12.51 12.21 10.59 10.84 11.11 11.94 11.67	% % % % % % %	5/8/00	5/8/00 5/8/00 10/31/01 10/31/01 10/31/01 10/31/01 12/31/02

NFJ Small-Cap Value	Institutional Administrative Class A Class B Class C Class D Class R	23.57 23.25 16.31 17.15 21.17 23.06 22.64	% % % % % % %	19.28 18.74 17.42 17.68 17.88 18.78 18.41	% % % % % % %	16.08 15.67 14.94 15.00 14.74 15.61 15.23	% % % % % % %	14.68 14.30 13.72 13.76 13.36 14.21 13.83	% % % % % % %	10/1/91	10/1/91 11/1/95 1/20/97 1/20/97 1/20/97 6/28/02 12/31/02

PEA Growth & Income***	Institutional Administrative Class A Class B Class C Class D Class R	7.81 7.79 1.47 1.49 5.48 7.28 6.95	% % % % % % %	0.07 -0.22 -1.54 -1.45 -1.17 -0.44 -0.73	% % % % % % %	13.52 13.22 12.38 12.44 12.18 13.00 12.65	% % % % % % %	13.51 13.20 12.37 12.42 12.17 12.99 12.63	% % % % % % %	12/28/94	12/28/94 4/16/01 7/31/00 7/31/00 7/31/00 7/31/00 12/31/02

OCC Value	Institutional Administrative Class A Class B Class C Class D Class R	17.68 17.37 10.74 11.31 15.31 17.18 16.79	% % % % % % %	14.14 13.85 12.43 12.62 12.86 13.73 13.31	% % % % % % %	16.73 16.42 15.62 15.68 15.41 16.30 15.87	% % % % % % %	14.74 14.44 13.79 13.83 13.44 14.31 14.35	% % % % % % %	12/30/91	12/30/91 8/21/97 1/13/97 1/13/97 1/13/97 4/8/98 12/31/02

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, Class B and Class C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.
**	For all Funds listed above, Class A, Class B, Class C, Class D, Class R and Administrative Class total return presentations for periods prior to the Inception Date of a particular class reflect the prior performance of Institutional Class shares of the Fund (the oldest class) adjusted to reflect the actual sales charges (none in the case of Class D, Class R and the Administrative Class) of the newer class. The adjusted performance also reflects the higher Fund operating expenses applicable to Class A, Class B, Class C, Class D, Class R and Administrative Class shares. These include (i) 12b-1 distribution and servicing fees, which are not paid by the Institutional Class and are paid by Class B and Class C (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum) and (ii) administrative fee charges, which generally differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses.

***	The investment objective and policies of the Growth & Income Fund were changed effective August 1, 2000, and its investment objective was changed on September 26, 2002. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.

The following table sets forth the average annual total return of certain classes of shares of the following Funds (each of which, except for the Asset Allocation Fund, was a series of PAF prior to its reorganization as a Fund of the Trust on January 17, 1997) for periods ended December 31, 2004. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the PAF predecessor series.

Average Annual Total Return for Periods Ended December 31, 2004*

Fund	Class***	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
Asset Allocation	Class A Class B Class C Institutional	4.16 4.57 8.56 10.87	% % % %	3.06 3.13 3.47 4.73	% % % %	N/A N/A N/A N/A		5.94 6.11 6.11 7.43	% % % %#	9/30/98	9/30/98 9/30/98 9/30/98 2/26/99

PEA Growth	Class A Class B Class C Class D Class R Institutional Administrative	3.42 3.64 7.70 9.45 9.15 9.88 9.64	% % % % % % %	-11.02 -11.01 -10.67 -10.01 -10.31 -9.60 -9.90	% % % %# %# % %	7.48 7.50 7.26 8.06 7.70 8.47 8.16	% % % %# %3%# %#	12.10 11.83 11.27 12.09 11.71 12.53 12.23	%# % % %# %# %# %#	2/24/84	10/26/90 5/23/95 2/24/84 1/31/00 12/31/02 3/31/99 3/31/99

RCM Innovation	Class A Class B Class C Class D Institutional Administrative	-11.21 -11.45 -7.72 -6.06 -5.65 -5.88	% % % % % %	-23.52 -23.50 -23.23 -22.65 -22.42 -22.50	% % % % % %#	8.21 8.29 8.04 8.89 9.22 9.01	% % % % %# %#	8.17 8.25 8.00 8.84 9.17 8.96	% % % % %# %#	12/22/94	12/22/94 5/22/95 12/22/94 4/8/98 3/5/99 3/10/00

PEA Opportunity	Class A Class B Class C Class D Institutional Administrative	6.06 6.47 10.41 -12.25 12.72 12.46	% % % % % %	-3.07 -3.00 -2.71 -1.97 -1.67 -1.82	% % % %# % %	8.28 8.34 8.09 8.91 9.23 9.01	% % %# %# %# %#	14.17 13.89 13.34 14.22 14.58 14.33	%# % % %# %# %#	2/24/84	12/17/90 3/31/99 2/24/84 N/A 3/31/99 3/31/99

OCC Renaissance**	Class A Class B Class C Class D Class R Institutional Administrative	9.18 9.69 13.63 15.53 15.13 15.96 15.68	% % % % % % %	16.02 16.25 16.46 17.36 16.93 17.79 17.60	% % % % %# % %	18.89 18.92 18.67 19.59 19.14 19.96 19.74	% % % %# %# %# %#	14.99 14.63 14.13 15.00 14.59 15.40 15.16	% % % %# %$ %# %#	4/18/88	2/1/91 5/22/95 4/18/88 4/8/98 12/31/02 12/30/97 8/31/98

PEA Target	Class A Class B Class C Class D Institutional Administrative	8.14 8.54 12.62 14.43 14.86 14.56	% % % % % %	-4.01 -3.88 -3.55 -2.92 -2.61 -2.67	% % % % % %	11.60 11.69 11.44 12.23 12.65 12.49	% % % % %# %#	12.08 12.12 11.81 12.61 13.04 12.86	% % % % %# %#	12/17/92	12/17/92 5/22/95 12/17/92 6/9/00 3/31/99 3/31/99

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

**	The investment objective and policies of the OCC Renaissance Fund were changed effective February 1, 1992 and September 1, 1992, respectively. Performance information for prior periods does not necessarily represent results that would have been obtained had the current investment objective and policies been in effect for all periods.
***	Class A, Class B, Class D, Class R, Institutional Class and Administrative Class total return presentations for the PEA Growth, PEA Opportunity and OCC Renaissance Funds reflect the prior performance of Class C shares of the Fund, adjusted to reflect the actual sales charges (or no sales charges in the case of Class D, Class R, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class D, Institutional Class and Administrative Class shares of the Funds listed above are based on the historical performance of Class A shares (which were also offered since inception of the Fund), adjusted in the manner described above.
(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class of the noted Fund resulted in performance for the period shown which is higher than if the performance of the oldest class was not adjusted to reflect the lower operating expenses of the newer class.

Note also that, prior to January 17, 1997, Class A, Class B and Class C shares of the former PAF series were subject to a variable level of expenses for such services as legal, audit, custody and transfer agency services. As described in the Class A, B and C Prospectus, for periods subsequent to January 17, 1997, Class A, Class B and Class C shares of the Trust are subject to a fee structure which essentially fixes these expenses (along with certain other administrative expenses) under a single administrative fee based on the average daily net assets of a Fund attributable to Class A, Class B and Class C shares (although the Funds bear certain of their other expenses, as described in the Prospectuses and elsewhere in this Statement of Additional Information). Under the current fee structure, the OCC Renaissance Fund, PEA Growth Fund, PEA Target Fund, PEA Opportunity Fund and RCM Innovation Fund are expected to have higher total Fund operating expenses than their predecessors had under the fee structure for PAF (prior to January 17, 1997). All other things being equal, such higher expenses have an adverse effect on total return performance for these Funds after January 17, 1997.

Where noted, the method of adjustment used in the table above for periods prior tot eh Inception Date of the noted classes of the noted Funds resulted in performance for the period shown which is higher than if the historical Class C or Class A share performance (i.e., the older class used for prior periods) were not adjusted toe reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by essentially tacking to such classes’ actual performance the actual performance (with adjustment for actual sales charges) of the older Class of shares, with their higher operating expenses, for periods prior to the initial offering date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class, such as lower administrative fee charges and/or 12b-1 distribution and servicing fee charges).

Total Return for Periods Ended December 31, 2004*

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years		10 Years		Since Inception of Fund (Annualized)
Asset Allocation	Institutional	—	—		N/A		6.92%
PEA Growth	Class A Class D Class R Institutional Administrative	— — — — —	— -10.03 -10.53 — —	% %	— 7.65 7.35 7.95 7.76	% % % %	11.84 11.46 11.31 11.61 11.51	% % % % %

RCM Innovation	Institutional Administrative	— —	— -22.70%		9.04 8.78	% %	8.99 8.74	% %

PEA Opportunity	Class A Class D Institutional Administrative	— N/A — —	-1.97 N/A — —%		— N/A 8.70 8.60	% %	13.90 N/A 13.64 13.59	% % %

OCC Renaissance	Class A Class D Class R Institutional Administrative	— — — — —	— — 16.65 — —%		— 19.30 18.76 19.55 19.35	% % % %	14.85 14.49 14.19 14.64 14.52	% % % % %

PEA Target	Institutional Administrative	— —	— —		12.47 12.42	% %	12.81 12.77	% %

The following table sets forth the average annual total return of certain classes of shares of the Allianz RCM Funds (each of which was a series of Dresdner RCM Global Funds, Inc. prior to its reorganization as a Fund of the Trust on February 1, 2002) for periods ended December 31, 2004. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of the Dresdner predecessor series. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund (either Institutional Class or Class D), adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended December 31, 2004*

Fund	Class**	1 Year		5 Years		10 Years		Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Biotechnology	Class A Class B Class C Class D	9.35 9.85 13.84 15.68	% % % %	4.68 4.73 5.06 5.91	% % % %	N/A N/A N/A N/A		17.66 17.71 17.72 18.67	% % % %	12/30/97	02/05/02 02/05/02 02/05/02 12/30/97

RCM Global Healthcare	Class A Class B Class C Class D	6.47 6.87 9.70 12.67	% % % %	8.49 8.61 8.89 9.77	% % % %	N/A N/A N/A N/A		15.41 15.36 15.36 16.31	% % % %	12/31/96	02/05/02 02/05/02 02/05/02 12/31/96

RCM Global Small-Cap	Class A Class B Class C Class D Institutional	15.63 16.47 20.48 22.43 22.97	% % % % %	-0.95 -0.88 -0.51 0.39 0.62	% % % % %	N/A N/A N/A N/A N/A		14.19 14.19 14.19 15.22 15.46	% % % % %	12/31/96	02/05/02 02/05/02 02/05/02 3/10/99 12/31/96

RCM Global Technology	Class A Class B Class C Class D Institutional	11.03 11.59 15.57 17.46 17.93	% % % % %	-10.61 -10.65 -10.31 -9.51 -9.17	% % % % %	N/A N/A N/A N/A N/A		16.95 17.00 16.79 17.93 18.29	% % % % %	12/27/95	02/05/02 02/05/02 02/05/02 1/20/99 12/27/95

RCM International Growth Equity	Class A Class B Class C Class D Institutional Administrative	8.55 9.08 13.14 14.94 15.53 15.19	% % % % % %	-11.49 -11.45 -11.16 -10.30 -9.93 -10.31	% % % % % %	N/A N/A N/A N/A N/A N/A		4.77 4.81 4.60 5.60 5.96 5.60	% % % % % %	5/22/95	02/05/02 02/05/02 02/05/02 3/10/99 5/22/95 02/05/02

RCM Large- Cap Growth	Class A Class B Class C Class D Class R Institutional Administrative	0.66 0.69 4.68 6.44 6.25 7.01 6.73	% % % % % % %	-8.32 -8.34 -7.98 -7.17 -7.53 -6.88 -7.08	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		7.33 7.28 7.28 8.26 7.81 8.56 8.31	% % % % % % %	12/31/96	02/05/02 02/05/02 02/05/02 3/2/99 12/31/02 12/31/96 02/05/02

RCM Mid-Cap	Class A Class B Class C Class D Class R Institutional Administrative	7.94 7.93 12.42 13.62 13.50 14.71 14.41	% % % % % % %	-5.51 -5.10 -4.94 -4.13 -4.35 -3.66 -3.97	% % % % % % %	9.81 9.89 9.76 10.74 10.37 11.15 10.84	% % % % % % %	15.01 15.01 14.51 15.57 15.10 15.91 15.60	% % % % % % %	11/6/79	02/05/02 02/05/02 02/05/02 12/29/00 12/31/02 11/6/79 02/05/02

RCM Targeted Core Growth	Class A Class B Class C Class D Institutional	0.72 0.71 4.70 6.50 6.99	% % % % %	-6.80 -6.84 -6.45 -5.71 -5.44	% % % % %	N/A N/A N/A N/A N/A		1.15 1.33 1.35 2.10 2.39	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

*	For the Funds listed above, the performance information for periods prior to February 1, 2002 reflects the Fee arrangement of the Fund’s predecessors, reflected, as noted above, to reflect the current fee structure of the applicable class.
**	For the Funds listed above offering Class A, Class B, Class C, Class D, Class R and Administrative Class shares, total return presentations for periods prior to the Inception Date of such a class reflect the prior performance of Institutional Class shares of the Fund, the oldest class (with the exception of the RCM Biotechnology and RCM Global Healthcare Funds, whose Class A, Class B and Class C performance are based upon the Class D shares, the oldest class), adjusted to reflect the actual sales charges (or no sales charges in the case of the Class D, Institutional Class and Administrative Class shares) of the newer class. The adjusted performance also reflects any different operating expenses associated with the newer class. These include (i) 12b-1 distribution and servicing fees, which are paid by Class C and Class B (at a maximum rate of 1.00% per annum), Class A and the Administrative Class (at a maximum rate of 0.25% per annum), Class R (at a maximum rate of 0.50% per annum ) and may be paid by Class D (at a maximum rate of 0.25% per annum), and are not paid by the Institutional Class and (ii) administrative fee charges, which differ from class to class. (Administrative fee charges are the same for Class A, B and C shares). Please see “Management of the Trust – Fund Administrator” for information about the administrative fee charges for the different classes of the Funds and the Fund Summaries in the Prospectuses for more detailed information about each Fund’s fees and expenses. Performance presentations for periods prior to the Inception Date of Class A, Class B, Class C and Institutional Class shares for the RCM Biotechnology and RCM Global Healthcare Funds are based on the historical performance of Class D shares (which were offered since the inception of the Fund), adjusted in the manner described above.

The following table sets forth the average annual total return of classes of shares of the Allianz NACM Funds for periods ended December 31, 2004

The Allianz NACM Pacific Rim and Allianz NACM International Funds were each series of Nicholas-Applegate Institutional Funds prior to their reorganizations as Funds of the Trust on July 20, 2002 and October 15, 2004, respectively. Accordingly, “Inception Date of Fund” for these Fund refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C or Class D shares. For periods prior to the “Inception Date” of a particular class of either Fund’s shares, total return presentations for the class are based on the historical performance of the Institutional Class shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return for Periods Ended December 31, 2004*

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
NACM Flex-Cap Value	Class A Class B Class C Class D Institutional Administrative	13.73 14.46 18.46 20.35 20.93 20.54	% % % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A	24.72 25.77 26.64 27.62 28.18 27.84	% % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02

NACM Global	Class A Class B Class C Class D Class R Institutional Administrative	11.69 12.32 15.21 18.18 17.86 18.69 18.45	% % % % % % %	N/A N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A N/A	21.36 21.38 22.75 24.20 23.85 24.72 24.43	% % % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 12/31/02 7/19/02 7/19/02

NACM Growth	Class A Class B Class C Class D Institutional Administrative	5.18 5.49 9.40 11.30 11.81 11.51	% % % % % %	N/A N/A N/A N/A N/A N/A		N/A N/A N/A N/A N/A N/A	10.09 10.78 11.79 12.66 13.17 12.90	% % % % % %	7/19/02	7/19/02 7/19/02 7/19/02 7/19/02 7/19/02 7/19/02

NACM International	Class A Class C Class D Institutional	20.51 25.60 27.58 27.68	% % % %	N/A N/A N/A N/A		N/A N/A N/A N/A	8.77 9.65 10.48 10.55	% % % %	5/7/01	10/29/04 10/29/04 10/29/04 5/7/01

NACM Pacific Rim	Class A Class B Class C Class D Institutional	13.88 14.56 17.49 20.51 20.95	% % % % %	-1.94 -1.66 -1.79 -0.83 -0.38	% % % % %	N/A N/A N/A N/A N/A	10.69 10.82 10.59 11.59 12.09	% % % % %	12/31/97	7/31/02 7/31/02 7/31/02 7/31/02 12/31/97

*	Average annual total return presentations for a particular class of shares assume the payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Class A, B and C Prospectus.

The following table sets forth the average annual total return (after taxes on distributions) of certain classes of shares of certain Allianz RCM Funds which advertise such after-tax returns for periods ended December 31, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return (After Taxes on Distributions) for Periods Ended December 31, 2004

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Targeted Core	Class A Class B Class C Class D Institutional	0.72 0.71 4.70 6.50 6.99	% % % % %	-6.80 -6.84 -6.45 -5.71 -5.44	% % % % %	N/A N/A N/A N/A N/A	1.04 1.22 1.24 1.98 2.28	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

The following table sets forth the average annual total return (after taxes on distributions and redemption) of certain classes of shares of certain Allianz RCM Funds which advertise such after-tax returns for periods ended December 31, 2004. For periods prior to the “Inception Date” of a particular class of a Fund’s shares, total return presentations for the class are based on the historical performance of the oldest class of shares of the Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which are not paid by the Institutional Class) and different administrative fee charges.

Average Annual Total Return (After Taxes on Distributions and Redemption)

for Periods Ended December 31, 2004

Fund	Class	1 Year		5 Years		10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund	Inception Date of Class
RCM Targeted Core Growth	Class A Class B Class C Class D Institutional	0.47 0.46 3.06 4.23 4.54	% % % % %	-5.65 -5.68 -5.36 -4.77 -4.55	% % % % %	N/A N/A N/A N/A N/A	0.92 1.07 1.09 1.73 1.98	% % % % %	12/30/98	02/05/02 02/05/02 02/05/02 02/12/99 12/30/98

Co mpliance Efforts Related to the Euro

Problems may arise in conjunction with the recent and ongoing introduction of the euro. Whether introducing the euro to financial companies’ (such as the Funds, the Adviser, the Sub-Advisers, the Funds’ custodian and transfer agents and other companies in the financial services industry) systems will be problematic is not fully known; however, the cost associated with making systems recognize the euro is not currently expected to be material.

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, pursuant to the terms of the Administrative Order captioned “In the Matter of PA Fund Management LLC, PEA Capital LLC and PA Distributors LLC,” the Trust is required to hold a shareholder meeting in 2005 and once every five years thereafter for the purpose of electing Trustees. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all Funds, then only shareholders of the Fund(s) affected shall be entitled to vote on the matter. All classes of shares of a Fund will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B or Class C shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Administration Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The Asset Allocation Fund will vote shares of each Underlying Fund which it owns in its discretion in accordance with its proxy voting policies.

Certain Ownership of Trust Shares

As of March 22, 2005, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole. Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by the recent amendments to Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, 1055 Broadway, Kansas City, Missouri 64105, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax return review and assistance and consultation in connection with review of SEC filings.

Transfer and Shareholder Servicing Agents

PFPC, Inc., P.O. Box 9688, Providence, Rhode Island 02940, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105, serves as the Transfer Agent for the Trust’s Institutional and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Financial Statements

Audited financial statements for the Funds, as of June 30, 2004, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Trust’s ten June 30, 2004 Annual Reports. Two Annual Reports correspond to the Class A, B and C Prospectuses, another corresponds to the Institutional Prospectus, another two correspond to the Class D Prospectuses, another corresponds to the Class R Prospectus, another corresponds to the PEA Innovation (now RCM Innovation) Class A, B and C Prospectus, another corresponds to the Allianz NACM Institutional Prospectus, another corresponds to the Allianz RCM Institutional Prospectus, and another corresponds to the PEA Renaissance (now OCC Renaissance) Class A, B and C Prospectus. The Trust’s June 30, 2004 Annual Reports were filed electronically with the SEC on September 8, 2004 (Accession No. 0001193125-04-153474).

Audited financial statements for the Nicholas-Applegate International Systematic Fund, the predecessor of the Allianz NACM International Fund, for the period ended June 30, 2004, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ certified shareholder report for the period ended June 30, 2004, which was filed electronically with the SEC on September 9, 2004 (Accession No. 0001047469-04-028339).

Unaudited financial statements for the Funds, as of December 31, 2004, for the six-month period then ended, including notes thereto, are incorporated by reference from the Trust’s ten December 31, 2004 Semi-Annual Reports. Two Semi-Annual Reports correspond to the Class A, B and C Prospectuses, another corresponds to the Institutional Prospectus, another two correspond to the Class D Prospectuses, another corresponds to the Class R Prospectus, another corresponds to the PEA Innovation (now RCM Innovation) Class A, B and C Prospectus, another corresponds to the Allianz NACM Institutional Prospectus, another corresponds to the Allianz RCM Institutional Prospectus, and another corresponds to the PEA Renaissance (now OCC Renaissance) Class A, B and C Prospectus. The Trust’s December 31, 2004 Semi-Annual Reports were filed electronically with the SEC on March 10, 2005 (Accession No. 0001193125-05-046631 ).

APPENDIX A

DESCRIPTION OF SECURITES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Adviser’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s or S&P or, if unrated, determined by the Adviser or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s and S&P’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Issues that are secured by escrowed funds held in trust, reinvested in direct, non-callable obligations unconditionally guaranteed by the U.S. Government or Resolution Funding Corporation are identified with a # (hatchmark) symbol, e.g., #Aaa.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

C: The ‘c’ subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

The “r” highlights derivative, hybrid, and certain other obligations that Standard & Poor’s believes may experience high volatility or high variability in expected returns as a result of noncredit risks of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies, certain swaps and options, and interest-only and principal-only mortgage securities.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of March 22, 2005, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.
** Shares are believed to be held only as nominee.

		Percentage of Outstanding Shares of Class Owned
	AMM Asset Allocation Fund
	Class A
	Umb Bank Na Fbo For Various Tax Deferred Accts-Group Attn Denise Machell-Finance 1 Sw Security Benefit Pl Topeka Ks 66636-1000	8.11%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	6.05%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	14.53%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.16%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.35%
	Institutional Class
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust—Dv. Po Box 92994 Chicago, Il 60675	74.56%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	19.63%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	5.72%

	CCM Capital Appreciation Fund
	Administrative Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	60.22%
	The Reynolds And Reynolds Company C/O The Chase Manhattan Bank As Trustee Po Box 419784 Kansas City, Mo 64141-6784	11.89%
	American Express Trust Company Fbo American Express Trust Retirement Service Plans Attn: Nancy Jendro N/10/996 Po Box 534 Minneapolis, Mn 55440-0534	9.37%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	32.55%
	Pims/Prudential Retirement As Nominee For The Ttee/Cust Pl 005 New York City 230 West 41St Street Room 402 New York Ny 10036	9.01%
	Hubco Regions Financial Corporation Attn Trust Operations, 2Nd Fl 298 West Valley Ave Birmingham Al 35209	5.92%

1

	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	14.68%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	10.27%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.84%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.89%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	9.16%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	6.28%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	79.91%
	Class R
	American United Insurance Co Ttee Group Retirement Annuity Po Box 368 Indianapolis In 46206-0368	33.91%
	Amvescap Natl Trust Company As Agent For Fleet Bank Fbo Asahi/America Inc Po Box 105779 Atlanta Ga 30348	20.93%
	Hubco Regions Financial Corporation Attn Trust Operations 14Th Floor Po Box 830688 Birmingham Al 35283-0688	20.48%
	Bisys Retirement Services Fbo Realcomp Ii Ltd Money Purchase Plan 700 17Th Street Suite 300 Denver Co 80202	8.29%
	Bisys Retirement Services Fbo Realcomp Ii Ltd 700 17Th Street Suite 300 Denver Co 80202	6.38%
	Zeel & Co Attn Trust Po Box 3119 Holland Mi 49422	5.15%
	Institutional Class
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	16.50%
	First Union National Bank Fbo Circuit City Stores Inc. 1525 West Wt Harris Blvd. Charlotte, Nc 28288-1151	9.47%
	University Of Alaska Foundation Foundation Accounting P.O. Box 755120 Fairbanks, Ak 99775-5120	6.97%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	6.31%
	Lpl Fbo Lpl Customers Attn Mutual Fund Operations Po Box 509046 San Diego, Ca 92150-9046	5.37%
	State Street Corp As Cust For Pacific Life Insurance Co. Employees Retirement Plan & Trust Attn: Trust Operations 801 Pennsylvania Kansas City, Mo 64105	5.37%

	CCM Emerging Companies Fund
	Administrative Class
	Wells Fargo Bank Mn Na Fbo Retirement Plan Services Po Box 1533 Minneapolis, Mn 55480-1533	26.60%
	Transco & Company Omnibus (Intrust Bank) 105 North Main Po Box 48698 Wichita, Ks 67201	23.31%
	Wtc Ttee Fbo Alliance Coal Llc & Affilates Psp Po Box 8971 Wilmington, De 19899-8971	12.47%
	Amvestcap National Trust Ttee Fbo Rea Magnet Wire Company Inc Employee Retirement Savings Plan Po Box 105779 Atlanta, Ga 30348-5779	7.23%
	Transco & Company Omnibus (Intrust Bank) 105 N Main P.O. Box 48698 Wichita, Ks 67201	6.50%
	New York Life Insurance Co 169 Lackawanna Ave Parsippany Nj 07054	5.34%
	Institutional Class
	The Northern Trust Co. Ttee Toyota Directed Retirement Trust Po Box 92956 Chicago, Il 60675-2956	13.34%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	10.00%
	University Of Southern California 840 Childs Way, Bks 402 Los Angeles, Ca 90089	8.73%
	Lpl Fbo Lpl Customers Attn Mutual Fund Operations Po Box 509046 San Diego, Ca 92150-9046	8.62%
	Mac & Co. Fbo Oberlin College Mutual Funds Operations P.O. Box 3198 Pittsburgh, Pa 15230-3198	7.18%
	Mac & Co. Mellon Bank N.A. P.O. Box 3198 Pittsburgh, Pa 15230-3198	6.40%
	Nationawide Trust Co Fbo Southwest Airlines Pilots Retirement Savings Plan 98 San Jacinto Blvd, Ste. 1100 Austin, Tx 78701	6.34%

2

**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	5.50%
	Bost & Co Mutual Fund Ops - Tc Po Box 9118 Boston, Ma 02205-9118	5.43%

	CCM Focused Growth Fund
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	69.51%*
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust—Dv. Po Box 92994 Chicago, Il 60675	30.49%*

	CCM Mid-Cap Fund
	Administrative Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	63.68%
	American Express Trust Company For The Benefit Of American Express Trust Retirement Plans Po Box 534 Minneapolis, Mn 55440-0534	11.85%
**	Vanguard Fiduciary Trust Co 100 Vanguard Boulevard Vm-613 Outside Funds Malvern, Pa 19355-2331	6.51%
	Class A
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	23.52%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	14.94%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.49%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	8.58%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	7.27%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.53%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	7.85%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	57.02%
	Wells Fargo Bank Na Fbo Farm Credit Cons-Dal Investments Po Box 1533 Minneapolis Mn 55480	14.55%
	Class R
	Reliastar Life Ins Co Of Ny 151 Farmington Ave Hartford Ct 06156-0001	70.18%
	Reliastar Life Insurance Company 20 Washington Ave S Minneapolis Mn 55401-1900	5.21%
	Institutional Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	11.57%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	7.95%
	Regents Of The University Of Colorado 4840 Pearl East Circle Suite 103 Boulder, Co 80301	6.93%
**	Vanguard Fiduciary Trust Co 100 Vanguard Boulevard Vm-613 Outside Funds Malvern, Pa 19355-2331	5.33%

	NACM Flex-Cap Value Fund
	Administrative Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%
	Class A
	Nfsc Febo Bap Nursery Inc 1961 Mulberry Drive San Marcos Ca 92069	6.81%
	First Clearing, Llc For The Benefit Of Its Customers 425 Worth Ave Palm Beach Fl 33480-4598	6.32%

3

	Nfsc Febo Matsushita International Corp Loan Account 1141-A Via Callejon San Clemente CA 92672	6.23%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.86%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	7.73%
	First Clearing, Llc For The Benefit Of Its Customers 10700 Wheat First Drive Glen Allen, Va 23060	5.66%
	Class D
	Nfsc Febo Evans Ranches Limited Partshp A Partnership Richard E Evans 4202 S Evans Way Gilbert Az 85296	20.17%
	Nfsc Febo Nfs/Fmtc Fbo Jay D Edwards 1707 E Menlo St Mesa Az 85203	17.02%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	11.81%
	Nfsc Febo Nfs/Fmtc Fbo Alfred N Franco 8707 W Rockwood Dr Peoria Az 85382	8.82%
	Nfsc Febo Nfs/Fmtc Terry L Seltz 2685 W Ellsworth Ann Arbor Mi 48108	5.31%
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	99.68%

	NACM Global Fund
	Administrative Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	8.18%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	22.60%
	Class D
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	40.85%
	Scottrade Inc (Fbo) William A Whatmough P O Box 31759 St Louis Mo 63131-0759	38.47%
	Scottrade Inc (Fbo) Mike Kissler P O Box 31759 St Louis Mo 63131-0759	14.89%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street,32Nd Floor New York Ny 10041	5.79%
	Class R
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	99.99%
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%

	NACM Growth Fund
	Administrative Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%
	Class A
	Vancal L Wilson And Carolyn J Wilson Jtwros Po Box 64247 Lubbock Tx 79464-0000	9.10%
	Southwest Securities Inc Fbo Warren B Yardley Sws Securities Inc Po Box 509002 Dallas Tx 75250	7.53%
	Resources Trust Company Ttee Fbo Dana F Troske Po Box 5900 Denver Co 80217-5900	6.91%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	20.85%

4

	Nfsc Febo Nfs/Fmtc Fbo Henry B Hathaway 8432 Highland Glen Drive Charlotte Nc 28269	13.01%
	Ubs Financial Services Inc. Fbo Laurie D. Wax, Ttee The Laurie D. Wax Trust Of C/O Berke Management Co. 16633 Ventura Blvd, Ste. 715 Encino Ca 91436-1828	8.23%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	25.63%
	Stephen J Daniels Tr Sjd Holding Corp Fbo Alan H Siegel 36 Blue Rock Dr Stamford Ct 06903	13.50%
	First Clearing Corporation Brian K Thompson 15135 Cherokee Drive Rogers Mn 55374-9037	5.99%
**	Adp Clearing & Outsourcing For The Benefit Of Its Customers Broadway New York Ny 10004-1798	5.14%
	Class D
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	100.00%
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%*

	NACM International Fund
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	8.92%
	Raymond James & Assoc Inc Fbo Oak Harbor 880 Carillon Pkwy St Petersburg Fl 33716	5.01%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	35.13%
	Class D
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	26.80%
	Pershing Llc P. O. Box 2052 Jersey City, Nj 07303-9998	25.32%
**	Adp Clearing & Outsourcing For The Benefit Of Its Customers Broadway New York Ny 10004-1798	23.33%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	12.41%
	Barry A Spagnoli Cust Fbo Scott A Spagnoli Utma-Nj 3 Larch Rd Cedar Knolls Nj 07927-1552	6.19%
	Bsdt Cust Merrill A Merson 11816 Ibex N E Albuquerque Nm 87111-7211	5.94%
	Institutional Class
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	74.67%*
	Allianz Dresdner Asset Management Of America Lp None Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach, Ca 92660-6367	21.98%

	NACM Pacific Rim Fund
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	21.39%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	16.75%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	54.44%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	38.86%
	Pershing Llc P. O. Box 2052 Jersey City	30.16%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street,32Nd Floor New York Ny 10041	6.15%

5

	Institutional Class
**	Ge Financial Trust Company Fbo Omnibus/Ge Private Asset Mgmt 3200 N Central Ave Ms612 Phoenix, Az 85016	77.92%
	Calhoun & Co Po Box 75000 Detroit, Mi 48275-0001	9.34%
	Naidot & Co C/O Bessemer Trust Co 100 Woodbridge Center Dr Woodbridge, Nj 07095	8.23%

	NFJ Dividend Value Fund
	Administrative Class
	First Union National Bank 401 S. Tryon St. Cmg-1151 Charlotte, Nc 28288-1151	100.00%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.73%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.39%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	18.35%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.04%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	25.58%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	15.29%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	83.60%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	6.96%
	Class R
	Mcb Trust Services Cust. Fbo Art-Kraft Sign Co Inc 700 17Th Street Suite 300 Denver Co 80202	27.59%
	Bsdt Cust Rollover Fbo Jerome P Meyers 3829 Sunny Wood Dr De Forest Wi 53532-2878	25.54%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	15.48%
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	11.99%
	Bsdt Cust Rollover Fbo Madonna A Robertson 210 1St St Prairie Du Sac Wi 53578-1325	11.26%
	Mcb Trust Services Cust Fbo Beta Max, Inc. 700 17Th Street Suite 300 Denver, Co 80202	7.25%
	Institutional Class
	Northern Trust Company As Ttee Fbo Am Castle & Co Emp Pension Equity Seg P.O. Box 92956 Chicago, Il 60675	26.28%
	Stetson & Company Attn: The Chicago Trust Co 171 North Clark Street Fl. 10 Chicago, Il 60601	15.82%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	10.09%
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust—Dv. Po Box 92994 Chicago, Il 60675	7.30%
	Strafe & Co Fao Illinois College Of Optometry Po Box 160 Westerville, Oh 43086-0160	5.23%

	NFJ International Value Fund
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	84.63%*
	Chris Najork & Linda Najork Jt 1632 Promontory Drive Cedar Hill, Tx 75104-1529	13.24%

6

	NFJ Large-Cap Value Fund
	Class A
	Friends & Foundation Of The San Francisco Public Library 100 Larkin St San Francisco Ca 94102-4733	8.59%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	5.60%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	14.64%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	16.27%
	Class D
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	33.47%
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	33.09%
	Bsdt Cust Cust Anne Ortiz 875 Randall Ct Marietta Ga 30064-4724	21.06%
	Bsdt Cust Cust Fbo Dianne Joyce Good 14179 Se Warbler Pl Portland Or 97236-5675	7.19%
	Scottrade Inc (Fbo) Robert F Katz P O Box 31759 St Louis Mo 63131-0759	5.20%
	Institutional Class
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust—Dv. Po Box 92994 Chicago, Il 60675	53.98%
	Mitra & Co C/O Marshall & Ilsley Trust Co Po Box 2977 Milwaukee, Wi 53201-2977	12.55%
	Chris Najork & Linda Najork Jt Ten Wros Not Tc 1632 Promontory Drive Cedar Hill, Tx 75104-1529	5.09%

	NFJ Small-Cap Value Fund
	Administrative Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	47.83%
	American Express Trust Company For The Benefit Of American Express Trust Retirement Plans Po Box 534 Minneapolis, Mn 55440-0534	8.72%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	18.66%
	State Street Bank & Trust Co Fbo Adp Fbo Plan Participants 200 Newport Ave Ext Jq7 North Quincy Ma 02171-2145	8.90%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	6.78%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	14.75%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	6.81%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.40%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	30.25%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.52%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	72.73%
	Class R
	American United Insurance Co Ttee Group Retirement Annuity Po Box 368 Indianapolis In 46206-0368	26.09%
	Ing Life Insurance & Annuity Co 151 Farmington Ave Hartford Ct 06156-1506	18.94%
	Ing National Trust 151 Farmington Ave Hartford Ct 06156-1506	6.63%
	Mcb Trust Services Cust Fbo Commonwealth Financial Network 700 17Th St Suite 300 Denver Co 80202	5.01%

7

	Institutional Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	31.80%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	9.67%
	Minnesota Life 401 Robert Street North St. Paul, Mn 55101	7.12%
	Standard Insurance Company 1100 Sw Sixth Ave Portland, Or 97204-1020	5.43%
	Mitra & Co C/O Marshall & Ilsley Tr Co P.O. Box 2977 Milwaukee, Wi 53201-2977	5.31%

	OCC Renaissance Fund
	Administrative Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	12.13%
	Invesco Trust Company Ttee Fbo Tetra Tech Incorporated And Subsidiaries Retirement Plan 630 North Rosemead Boulevard Pasadena, Ca 91107	8.93%
	American United Life Insurance Co Group Retirement Annuity Sep Acct Ii Separate Accounts Administration One American Square Indianapolis, In 46282-0020	8.22%
	Nationwide Trust Company Fbo The Kvaerner, Inc. Po Box 1412 Austin, Tx 78767	6.81%
	Invesco Trust Co Ttee Fbo Enterprise Rent-A-Car Po Box 105779 Atlanta, Ga 30348	5.97%
	American Express Trust Company For The Benefit Of American Express Trust Retirement Plans Po Box 534 Minneapolis, Mn 55440-0534	5.23%
	National City Bank Attn Mutual Funds Rp Po Box 94984 Cleveland, Oh 44101	5.07%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	15.14%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	11.47%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	7.10%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	5.64%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	18.40%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	7.83%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	61.25%
	Class R
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	5.72%
	Institutional Class
	Mori & Co. Attn Mutual Funds Po Box Kansas City, Mo 64199	14.49%
	State Street Corp As Cust For Pacific Life Insurance Co. Employees Retirement Plan & Trust Attn: Trust Operations 801 Pennsylvania Kansas City, Mo 64105	7.78%
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	6.70%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	6.47%
	Merrill Lynch Pierce Fenner & Smith Inc For The Sole Benefit Of Its Customers 4800 Deer Lake Drive East 3Rd Fl Jacksonville, Fl 32246-6484	5.94%
	Lauer & Co C/O The Glenmede Trust Co Po Box 58997 Philadelphia, Pa 19102-8997	5.80%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	5.54%

	OCC Value Fund
	Administrative Class
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	33.91%

8

	Hubco Regions Financial Corp Attn: Trust Operations 14Th Floor Po Box 830688 Birmingham, Al 35283-0688	23.47%
**	Wachovia Bank Fbo Various Retirement Plans 1525 West Wt Harris Blvd Nc 1151 Charlotte, Nc 28288-1151	12.76%
	American United Life Insurance Co Group Retirement Annuity Sep Acct Ii Separate Accounts Administration One American Square Indianapolis, In 46282-0020	7.04%
	Nationwide Trust Co Fbo Emergency Physicians Professional Assoc. 98 San Jacinto Blvd, Ste 1100 Austin, Tx 78701-4255	5.18%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.55%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	11.33%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	6.47%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	6.02%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	19.27%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	11.19%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	71.85%
	Class R
	American United Insurance Co Ttee Group Retirement Annuity Po Box 368 Indianapolis In 46206-0368	18.27%
	Institutional Class
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	17.18%
	State Street Corp As Cust For Pacific Life Insurance Co. Employees Retirement Plan & Trust Attn: Trust Operations 801 Pennsylvania Kansas City, Mo 64105	12.83%
	Pershing Llc 1 Pershing Plaza, 5Th Floor Jersey City, Nj 07303	10.68%
	Lpl Fbo Lpl Customers Attn Mutual Fund Operations Po Box 509046 San Diego, Ca 92150-9046	9.28%
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	7.54%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	5.51%

	PEA Growth & Income Fund
	Administrative Class
	Wells Fargo Bank Mn Na Fbo Retirement Plan Services Po Box 1533 Minneapolis, Mn 55480	28.69%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	11.31%
	Benevolent & Protective Order Of Elk Mcallen Lodge Jordon Rd Mcallen, Tx 78503-8375	7.60%
	State Street Bank & Trust Co Cust Barbara S. Gross 14109 N Hemet Dr Oro Valley, Az 85737-5888	6.75%
	State Street Bank & Trust Co Cust Mary Gnadt 237 Walnut St Elmhurst, Il 60126-2655	5.20%
	Diane L Rowley William Carter Jenkins Jt Wros 2965 Baker Ridge Dr Nw Atlanta, Ga 30318-7136	5.14%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	6.08%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	7.24%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	6.78%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.60%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.93%

9

**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	5.25%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	84.49%
	Class R
	Kawakami Gonzalez Ttee Afl-Cio Laundry & Dry Cleaning Int’L 920 So Alvarado St Los Angeles Ca 90006	90.07%
	Mcb Trust Services Cust. Fbo Soutneastern 700 17Th Street Suite 300 Denver Co 80202	7.47%
	Institutional Class
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	44.26%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	23.32%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	6.37%
	Pershing Llc 1 Pershing Plaza, 5Th Floor Jersey City, Nj 07303	6.21%
	State Street Bank & Trust Co Cust John W. Barnum C/O Mcguire Woods 901 E Cary Street Richmond, Va 23219	5.71%
	Dan Gregorio & Dallas Carroll Jtwros 3889 Catalina Drive Bradenton, Fl 34210	5.11%

	PEA Growth Fund
	Administrative Class
**	National Investor Services For The Benefit Of Its Customers 55 Water Street,32Nd Floor New York Ny 10041	14.45%
	Kerry J. Labauve & Barbara K. Labauve Jt/Wros (Pass) 504 Belleau Wood Blvd Alexandria, La 71303-2405	10.61%
	Benevolent & Protective Order Of Elk Mcallen Lodge Jordon Rd Mcallen, Tx 78503-8375	10.06%
	State Street Bank & Trust Co Cust Mary Gnadt 237 Walnut St Elmhurst, Il 60126-2655	9.90%
	Diane L Rowley William Carter Jenkins Jt Wros 2965 Baker Ridge Dr Nw Atlanta, Ga 30318-7136	7.40%
	State Street Bank & Trust Co Custodian Harry Baucom 432 Sw Dolores Ave. Port St Lucie, Fl 34983-1939	5.20%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	10.90%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	6.04%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	12.41%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	9.44%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.42%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.55%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	70.89%
	Michael L Or Carol L Dean Ttees Dean Living Trust 421 Acacia Dr Sedona Az 86336-6970	7.46%
	Frank J Lacqua 234 Lawrence Ave Staten Island Ny 10310-3026	6.30%
	Prudential Investment Mgts Service For The Benefit Of Its Customers 194 Wood Avenue South Iselin Nj 08830-2710	5.06%
	Class R
	Leonard Miller Fbo Miller Advertising Agency Inc 71 Fifth Ave New York, Ny 10003	98.91%
	Institutional Class
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	56.62%
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	21.68%

10

	The Institute Of International Finance Attn Jennifer Klein-Anderson 1345 Avenue Of The Americas, 49Th Floor New York, Ny 10105	16.76%

	PEA Opportunity Fund
	Administrative Class
	American Express Trust Company For The Benefit Of American Express Trust Retirement Plans Po Box 534 Minneapolis, Mn 55440-0534	92.40%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	11.54%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	5.68%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	11.45%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	7.48%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	17.12%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	7.56%
	Institutional Class
	Bost & Co. Fbo Eastman Kodak Emp Savings & Investmt Pl Mutual Fund Operations Po Box 3198 Pittsburgh, Pa 15230-3198	27.08%
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	19.35%
	State Street Corp As Cust For Pacific Life Insurance Co. Employees Retirement Plan & Trust Attn: Trust Operations 801 Pennsylvania Kansas City, Mo 64105	18.65%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	16.04%

	PEA Target Fund
	Administrative Class
	Trust Company Of America Fbo 102 Po Box 6503 Englewood, Co 80155-6503	31.60%
	Circle Trust Company Custodian For Wg Clark Employee Savings & Ps/Mpp Metro Center One Station Place Stamford, Ct 06902	10.44%
	Mcb Trust Services Cust Fbo Charlotte Surgical Group, Pa 700 17Th Street Ste 100 Denver, Co 80202-3507	7.67%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	7.16%
	State Street Bank & Trust Co Cust Mary Gnadt 237 Walnut St Elmhurst, Il 60126-2655	5.18%
	Benevolent & Protective Order Of Elk Mcallen Lodge Jordon Rd Mcallen, Tx 78503-8375	5.18%
	State Street Bank & Trust Co Cust Barbara S. Gross 14109 N Hemet Dr Oro Valley, Az 85737-5888	5.14%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.81%
	Hartford Life Insurance Co Po Box 2999 Hartford Ct 06104	9.22%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	19.50%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.53%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	19.53%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	9.48%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	68.86%
	Strafe & Co Fao Edwin & Wilma Parker Llc Custody Po Box 160 Westerville Oh 43086-0160	20.82%

11

	Institutional Class
	Publix Super Markets Charities, Inc. Attn: Robert L Kisiel P.O. Box 32018 Lakeland, Fl 33802	60.67%
	State Street Corp As Cust For Pacific Life Insurance Co. Employees Retirement Plan & Trust Attn: Trust Operations 801 Pennsylvania Kansas City, Mo 64105	17.67%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	8.56%

	RCM Biotechnology Fund
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	7.89%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	16.12%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.56%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	22.69%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	45.02%*
**	National Financial Services Corp For The Benefit Of Its Customers 5Th Fl 200 Liberty Street One World Financial Center New York Ny 10281-1003	21.89%
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	5.50%

	RCM Europe Fund
	Institutional Class
	Rcm Capital Management, Llc, 4 Embarcadero Center, San Francisco CA, 94111	100.00%*

	RCM Financial Services Fund
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%*

	RCM Global Healthcare Fund
	Class A
	Circle Trust Company Cust Fbo Ftjfc Qualified Metro Center One Station Place Stamford Ct 06902	6.98%
	Class B
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	5.97%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	5.30%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	15.84%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	9.09%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	58.41%*
**	National Financial Services Corp For The Benefit Of Its Customers 5Th Fl 200 Liberty Street One World Financial Center New York Ny 10281-1003	23.11%

12

	RCM Global Resources Fund
	Institutional Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%*

	RCM Global Small-Cap Fund
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	8.54%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	7.80%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	44.55%
**	National Financial Services Corp For The Benefit Of Its Customers 5Th Fl 200 Liberty Street One World Financial Center New York Ny 10281-1003	24.83%
	Institutional Class
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	45.53%
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust—Dv. Po Box 92994 Chicago, Il 60675	38.83%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	6.46%

	RCM Global Technology Fund
	Class A
	John Hancock Life Insurance Co Usa 250 Bloor St E 7Th Fl Toronto Ontario Canada M4W1E5	30.22%
	The Vanguard Fiduciary Trust Dresdner Rcm Global Tech Fund Attn Outside Funds Po Box 2600 Valley Forge Pa 19482-2600	9.74%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	5.25%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	9.58%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	7.74%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	10.31%
	Bear Stearns Securities Corp. For The Benefit Of Its Customers 1 Metrotech Center North Brooklyn Ny 11201-3859	5.63%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	47.14%
**	National Financial Services Corp For The Benefit Of Its Customers 5Th Fl 200 Liberty Street One World Financial Center New York Ny 10281-1003	21.92%
	Institutional Class
	State Street Bank & Trust As Trustee For Southern California Edison Co. Stock Savings Plus Plan Attn: Leroy Collins 105 Rosemont Ave Westwood, Ma 02090	17.84%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	15.66%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	13.58%
	Northern Trust Co Ttee Fbo Harris Corp Master Trust Plan—Dv 801 S Canal St Chicago, Il 60607-4515	9.96%
	T. Rowe Price Retirement Plan Svcs, Inc. Fbo National Grid Asset Reconciliation 4515 Painters Mill Rd. Owings Mills, Md 21117	7.40%

	RCM Innovation Fund
	Administrative Class
	Brown & Caldwell Savings Plan C/O Jpmorgan Chase Bank As Directed Trustee C/O Jpm/Ac Rps Mgmt Rptg Tm Po Box 419784 Kansas City, Mo 64141-6784	32.88%

13

	T. Rowe Price Trust Co. Fbo Retirement Plan Clients Po Box 17215 Asset Reconciliation Baltimore, Md 21203	24.04%
	Barb & Co. C/O Amcore Investment Po Box 4599 Rockford, Il 61110	22.34%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	7.83%
**	Wachovia Bank Fbo Various Retirement Plans 1525 West Wt Harris Blvd Nc 1151 Charlotte, Nc 28288-1151	7.33%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	5.41%
	Class A
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	22.66%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	8.06%
	Class B
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	18.34%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.16%
	Class C
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	14.65%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	13.17%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	62.57%
	Institutional Class
	Jp Morgan Chase Bank Ttee Fbo Sun Microsystems Inc Tax Deferred Retirement Sav Plan 9300 Ward Pkwy Kansas City, Mo 64114-3317	59.48%
	Minnesota Life 401 Robert Street North St. Paul, Mn 55101	26.35%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	10.27%

	RCM International Growth Equity Fund
	Administrative Class
**	National Investor Services For The Benefit Of Its Customers 55 Water Street, 32Nd Floor New York Ny 10041	16.17%
	State Street Bank & Trust Co Cust Barbara S. Gross 14109 N Hemet Dr Oro Valley, Az 85737-5888	14.64%
	Diane L Rowley William Carter Jenkins Jt Wros 2965 Baker Ridge Dr Nw Atlanta, Ga 30318-7136	9.86%
	Kathy K Dereume 202 Pine St Punxsutawney, Pa 15767-1929	6.20%
	State Street Bank & Trust Co Cust Mary Gnadt 237 Walnut St Elmhurst, Il 60126-2655	5.94%
	State Street Bank & Trust Co. Cust James A. Burgan 1834 N. Highschool Ave. Columbus, Ks 66725-3063	5.67%
	State Street Bank & Trust Co Cust Agnes O’Kelly Po Box 3671 Pawleys Island, Sc 29585-3671	5.06%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	12.90%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	7.43%
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	6.97%
	Class C
**	Citigroup Global Markets, Inc For The Benefit Of Its Customers 7Th Fl 333 West 34Th St New York Ny 10001-2483	12.35%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	8.15%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	11.80%
	Charles T French Catherine L French Jt Wros 3273 Lenape Dr Dresher Pa 19025-1824	11.33%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	9.52%

14

	Nfsc Febo Joel Van Dusen Lani Martin Dresdner Rcm International 116 East 63Rd St Apt 5C New York Ny 10021	7.84%
	Nfsc Febo Nfs/Fmtc Rollover Fbo Laura M Stealey 104 Ronsard Ln Cary Nc 27511	6.68%
	Institutional Class
	Miriam & Peter Haas Fund 201 Filbert St San Francisco, Ca 94133-3237	56.02%
	Northern Tr Co As Trustte Fbo Ubs Financial Services Inc. Master Investment Trust - Dv. Po Box 92994 Chicago, Il 60675	16.41%
	Central Ca Ibew-Neca Pension Trust Fund 35 Quail Ct. Ste. 100 Walnut Creek, Ca 94596-8724	8.78%

	RCM Large-Cap Growth Fund
	Administrative Class
	Northern Trust Company As Trustee Fbo Nortel Networks Long Term Investment Plan Dv Attn Dv Control Po Box 92994 801 S Canal Chicago, Il 60607	42.54%
	Reed Elsevier Us Salary Investment Plan, State Street Bank As Trustee Attn: Karen Macdonald 105 Rosemont Ave Westwood, Ma 02090	14.56%
	Mercer Trust Co Ttee Fbo Mastercard International Incorporated Savings Plan Attn: Dc Plan Admin Team Ms C4D 650510 One Investors Way Norwood, Ma 02062	12.33%
	Foundation For Lsu Health Science Center-Brsf Account 2000 Tulane Ave New Orleans, La 70112	8.93%
	Class A
	New York Life Insurance Co 169 Lackawanna Ave Parsippany Nj 07054	24.80%
	Mercer Trust Company Ttee Fbo Integral Systems, Inc. One Investors Way Norwood, Ma 02062	9.61%
	Prudential Investment Mgts Service For The Benefit Of Its Customers 194 Wood Avenue South Iselin Nj 08830-2710	5.10%
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	12.15%
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	8.65%
	Class C
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	8.11%
	Class D
	Prudential Investment Mgts Service For The Benefit Of Its Customers 194 Wood Avenue South Iselin Nj 08830-2710	44.57%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	23.42%
**	National Financial Services Corp For The Benefit Of Its Customers 5Th Fl 200 Liberty Street One World Financial Center New York Ny 10281-1003	5.21%
	Class R
	Mcb Trust Services Cust. Fbo Art-Kraft Sign Co Inc 700 17Th Street Suite 300 Denver Co 80202	44.04%
	Nfsc Febo Conner & Winters Pft Shrg Non-St State Street Bk & Tr Ttee 8625 S. Erie Ave. Tulsa Ok 74137	34.08%
	American United Insurance Co Ttee Group Retirement Annuity Po Box 368 Indianapolis In 46206-0368	10.23%
	Mcb Trust Services Cust. Fbo Platt, Jacobus, Fielding & 700 17Th Street Suite 300 Denver Co 80202	5.09%
	Institutional Class
**	Union Bank Trust Nominee Po Box 85484 San Diego, Ca 92186-5484	16.51%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	12.73%
	Mercer Trust Co Fbo Nordstrom Inc One Investors Way Norwood, Ma 02002	11.48%

	RCM Mid-Cap Fund
	Administrative Class
	Allianz Dresdner Asset Management Of America L.P. 888 San Clemente Drive Suite 100 Newport Beach, Ca 92660	100.00%
	Class A
	Ubs Financial Services Inc. Fbo Dr Paul E Antalik P.O.Box 3321, 1000 Harbor Blvd Weehawken Nj 07086-8154	5.41%

15

	Ubatco & Co Attn: Trust Operations Po Box 82535 Lincoln Ne 68501-2535	5.30%
	Class B
**	Morgan Stanley Attn Mutual Fund Operations 3 Harborside Plaza 6Th Fl Jersey City Nj 07311	12.39%
	Class C
	Ubs Financial Services Inc. Fbo Securities Exchange Group, Inc Po Box 211376 Royal Palm Beach Fl 33421-1376	10.28%
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	7.82%
	Class D
	Rbc Dain Rauscher Fbo Trukan & Co (Ii) C/O: The Trust Company Of Ks Po Box 3699 Wichita Ks 67201-3699	61.46%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	23.96%
	Class R
	Mcb Trust Services Cust. Fbo Lake Geneva Foods, Inc. 700 17Th Street Suite 300 Denver Co 80202	86.32%
	Pimco Advisors Lp Attn Vinh Nguyen 888 San Clemente Dr Ste 100 Newport Beach Ca 92660	13.67%
	Institutional Class
	Abbott Laboratories Annuity Retirement Trust Fund Attn Mr William H S Preece 1 Abbott Park Rd/Terminal Annex D310, Ap6D/2 Abbott Park, Il 60064	17.49%
**	Nfs For The Benefit Of Its Customers 200 Liberty Street New York, Ny 10281	12.43%
	Asset Allocation Fund Pimco Advisors Lp 888 San Clemente Dr. Ste 100 Newport Beach, Ca 92660-6367	10.69%
	Consolidated Natural Gas Co. Pension Trust Attn: Mr. Donald W. Borneman Cng Tower 625 Liberty Ave. Pittsburgh, Pa 15222	8.19%
	Consolidated Natural Gas Co. Pension Trust-Rcm Equity Acct. 625 Liberty Ave. Pittsburgh, Pa 15222	7.78%
	Hughes Aircraft M/S/T Attn Ms Amy Chan Hughes Investment Managment Co Po Box 2458 Culver City, Ca 90231-2458	5.80%
	Washington Meat Industry Po Box 547 Mt Vernon, Wa 98273-0547	5.54%
	Ubatco & Co Attn Trust Operations Po Box 82535 Lincoln, Ne 68501-2535	5.51%
	Saxon And Company For The Benefit Of Its Customers P.O. Box 7780-1888 Philadelphia, Pa 19182	5.33%

	RCM Targeted Core Growth Fund
	Class B
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	11.66%
	Class C
**	Mlpf&S For The Benefit Of Its Customers 4800 Deer Lake Dr E Fl 3 Jacksonville Fl 32246-6484	10.53%
	Edward D Jones And Co F/A/O Elizabeth E Verlie Ttee P O Box 2500 Maryland Heights Mo 630438500	5.86%
	Class D
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	30.03%
	Institutional Class
	Lpl Fbo Lpl Customers Attn Mutual Fund Operations Po Box 509046 San Diego, Ca 92150-9046	35.58%
	Wells Fargo Bank Mn Na Fbo Elizabeth Swindells Po Box 1533 Minneapolis, Mn 55480-1533	18.03%
**	Charles Schwab & Co. Inc. For The Benefit Of Its Customers 101 Montgomery Street San Francisco, Ca 94104-4122	14.70%
	Wells Fargo Investments Inc. Fbo Northstar West Building 12Th Flr 625 Marquette Ave Minneapolis, Mn 55402-2308	11.32%
	Wells Fargo Bank Na Mn Fbo Crumpacker, Elizabeth Po Box 1533 Minneapolis, Mn 55480-1533	10.33%
	Wells Fargo Bank Mn Na Fbo Crumpacker Anne Family Po Box 1533 Minneapolis, Mn 55480153	8.89%
	Wells Fargo Bank Mn Na Fbo Crumpacker Anne Family Po Box 1533 Minneapolis, Mn 55480153

16

APPENDIX C

PROXY VOTING POLICIES

PIMCO FUNDS: MULTI-MANAGER SERIES (the “Trust”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by PIMCO Advisors Fund Management LLC (“PAFM”), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund.

3.	In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund’s portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies).

1

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of the Trust).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust’s SAI.

2

ALLIANZ DRESDNER ASSET MANAGEMENT OF AMERICA

Proxy Voting Policy

PIMCO Funds: Multi-Manager Series (the “Trust”)

1.	It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	The Trust, for each fund advised by PA Fund Management LLC (“PAFM”), delegates the responsibility for voting proxies to PAFM, which may in turn delegate such responsibility to the sub-adviser of the particular fund. PAFM’s proxy voting policy is attached as Appendix A hereto.

3.	In certain circumstances, the Trust will not retain an adviser or sub-adviser to manage a fund’s portfolio. In such cases, the portfolio manager for the fund, acting in his capacity as an officer of the Trust, will vote proxies for such a fund in accordance with the proxy voting policies set forth in Appendix B attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies).

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

3

5.	PAFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

6.	The party voting the proxy shall: (i) report on its activities at least annually to the Board; (ii) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the Board.

7.	This Proxy Voting Policy Statement (including Appendix B) and those of PAFM and each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM and each sub-adviser with proxy voting authority shall be included in the Trust’s SAI.

4

Appendix A

PA FUND MANAGEMENT LLC (“PAFM”)

MUTUAL FUND PROXY VOTING POLICY

1.	It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	PAFM, for each fund of PIMCO Funds: Multi-Manager Series (“MMS”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix B to the MMS Proxy Voting Policy (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies)

4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5

5.	PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies.

6.	The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7.	This Proxy Voting Policy Statement (including Appendix B) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS’ website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

6

Appendix B

Allianz Dresdner Asset Management of America

Proxy Voting Policy and Procedures

DRAFT Version 1.5 - Effective August 1, 2003, as revised                         , 2004.

Allianz Dresdner Asset Management of America

ADAM Proxy Voting Policy and Procedures

7

General Policy

Allianz Dresdner Asset Management of America L.P. and its subsidiaries (collectively, “ADAM Advisers”) vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers’ primary objective is to make voting decisions solely in the best interests of its clients, as reasonably determined by the ADAM Adviser. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM Adviser has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

•	Exercising responsibility for voting decisions

•	Obligation to vote must be clearly established based on written guidelines

•	Resolving conflicts of interest

•	Making appropriate disclosures to clients

•	Creating and maintaining appropriate records

•	Providing clients access to voting records

•	Outsourcing the proxy voting administrative process

Responsibility for Voting Decisions

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”).

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•	Execute or engage a third party service provider to vote proxies in accordance with the Company’s guidelines;

8

•	Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

•	Approve and monitor the outsourcing of voting obligations to third-parties; and

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote Must be Clearly Established

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser’s obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting Service is used.

Voting Proxies

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients’ accounts.

9

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers’ ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Resolving Conflicts of Interest

An ADAM Adviser may have conflicts that can affect how it votes its clients’ proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, as contemplated by the release4 adopting Rule 206(4)-6 under the Investment Advisers Act (the “Advisers Act” or the “Act”), the ADAM Adviser may reach different voting decisions for different clients. Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right, as reasonably determined by the ADAM Adviser. For this reason, ADAM Advisers shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

[4]	See Proxy Voting by Investment Advisers, Investment Advisers Act Rel. No. 2106 (January 31, 2003) at Note 13.

10

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law5, ADAM Advisers’ recordkeeping requirements are as follows:

•	Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to the ADAM Adviser’s decision on the vote;

•	Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing The Proxy Voting Process

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations

[5]	SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR 275.204-2] under the Advisers Act.

11

on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

12

Appendix No. 1

Part II Form ADV Disclosure

General Proxy Voting Policy

                                              (the “Company”) typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company’s primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the Company’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s written request, the Company may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the Company may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company’s handling of proxy voting responsibilities.

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Conflicts of Interest

The Company may have conflicts of interest that can affect how it votes its clients’ proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

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Appendix No. 2

Sample letter to accompany Proxy Voting Policy Statement

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, “Proxy Voting” under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients’ proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients’ proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company’s most recent Form ADV Part II, which includes a description of the Company’s Proxy Voting procedures in the form of a General Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

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Appendix No. 3

Proxy Voting Guidelines

The following are ADAM’s general Proxy Voting Guidelines. Each ADAM Adviser has developed and adopted the guidelines to help ensure a consistent approach to voting Proposals. Each ADAM Adviser will address the specific requirements of their client base and investment philosophy and therefore not all ADAM Advisers will vote all Proposals in same manner. Such differences are identified in Supplements I and II to this Appendix.

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Proposal No.	Description	Pg. No.
Management Proposals

Auditor Related		B-15
101.	Ratification of Auditors
102.	Auditor Indemnification

Board of Directors		B-16
201.	Election of Board of Directors
202.	Board Independence
203.	Changes in Board Size
204.	Cumulative Voting
205.	Director Duties and Stakeholder Laws
206.	Director Indemnification and Liability Protection
207.	Key Committee Composition

Compensation Related		B-17
301.	Employee Stock Ownership Plans (ESOP)
302.	Executive/Director/Outside Director Stock Option Plans
303.	401k Employee Benefit Plans
304.	Golden Parachutes
305.	Director Fees
306.	Pension Fund Credits

Capital Structure		B-18
401.	Authorization of Additional Common Stock
402.	Authorization of Additional Preferred Stock
403.	Issuance of Additional Debt
404.	Reduction of Shares
405.	Share Repurchase Programs
406.	Preemptive Rights
407.	Adjustments to Par Value of Common Stock
408.	Debt Restructurings

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Management Proposals

Corporate Transactions		B-20
501.	Mergers and Acquisitions
502.	Asset Sales
503.	Changing Corporate Name
504.	Corporate Restructurings
505.	Liquidations
506.	Spin-Offs

Anti-Takeover Defenses and Related Proposals		B-21
601.	Greenmail
602.	Poison Pills
603.	Supermajority Shareholder Vote Requirements
604.	Classified Boards
605.	Fair Price Provisions
606.	Unequal Voting Rights
607.	Reincorporation/Exemption from Takeover Laws

Other		B-23
901.	Annual Meetings
902.	Confidential Voting, Independent Tabulations and Inspections
903.	Disgorgement Provisions
904.	Mutual Fund Issues
905.	Share-Blocking
906.	Shares Out on Loan

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Auditor Related		B-24
SP-101.	Ratification of Auditors
SP-102.	Independence of Auditors
SP-103.	Audit Firm Rotation

Board of Directors		B-24
SP-201.	Minimum Director Stock Ownership
SP-202.	Board Independence
SP-203.	Age Limits
SP-204.	Cumulative Voting
SP-205.	Director Duties and Stakeholder Laws
SP-206.	Director Attendance at Annual Meetings
SP-207.	Key Committee Composition
SP-208.	Limit Director Tenure

Compensation Related		B-25
SP-301.	Holding Periods
SP-302.	Future Stock Option Awards
SP-303.	Accounting Treatment of Stock Option Awards
SP-304.	Golden Parachutes
SP-305.	Limits on Executive and Director Compensation
SP-306.	Requests for Additional Disclosure of Executive Compensation
SP-307.	Reports on Executive Retirement Benefits

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Capital Structure		B-26
SP-401.	Preemptive Rights
SP-402.	Authorization of Blank Check Preferred Stock

Corporate Transactions		B-26
SP-501.	Rights of Appraisal

Anti-Takeover Defenses and Related Proposals		B-26
SP-601.	Greenmail
SP-602.	Poison Pills
SP-603.	Supermajority Shareholder Vote Requirements
SP-604.	Classified Boards
SP-605.	Fair Price Provisions
SP-606.	Equal Access
SP-607.	Reincorporation/Exemption from Takeover Laws

Proxy Contest Defenses		B-27
SP-701.	Shareholders’ Right to Call Special Meetings
SP-702.	Shareholder Action by Written Consent
SP-703.	Shareholders’ Ability to Remove or Elect Directors

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Proxy Voting Guidelines

Table of Contents (Continued)

Proposal No.	Description	Pg. No.
Shareholder Proposals

Social and Environmental Issues		B-27
SP-801.	Environmental Issues / CERES Principles
SP-802.	Northern Ireland (MacBride Principles)
SP-803.	South Africa (Statement of Principles)
SP-804.	Other Political/Social/Special Interest Issues

Other		B-27
SP-901.	Annual Meetings
SP-902.	Confidential Voting, Independent Tabulations and Inspections
SP-903.	Abstention Votes
SP-904.	Existing Dual Class Companies
SP-905.	Special Reports/Additional Disclosure
SP-906.	Lack of Information
SP-907.	Shareholder Advisory Committee

Supplement I		B-29

Supplement II		B-34

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GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

ADAM Advisers will generally vote on the following management proposals as set forth below:

AUDITOR RELATED

101.	Ratification of Auditors[1]: ADAM Advisers will generally vote for management proposals to ratify the selection of auditors unless:

•	The audit firm is not independent in fact or appearance;

•	The audit firm has rendered an opinion that is publicly known to not be an indication of the company’s true financial position; or

•	There are significant doubts that have been publicly raised regarding the audit firm’s integrity or objectivity.

102.	Auditor Indemnification[1]: ADAM Advisers will generally vote against management proposals to indemnify the auditors.

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BOARD OF DIRECTORS

201.	Election of Board of Directors[1,2]: ADAM Advisers will generally vote with management for the routine election of directors unless:

a.	There are clear concerns due to the company having displayed a record of poor performance;

b.	The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

c.	Criminal activity by the board or a particular board nominee.

202.	Board Independence: ADAM Advisers will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203.	Changes in Board Size: ADAM Advisers will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

204.	Cumulative Voting: ADAM Advisers will generally vote for management proposals regarding cumulative voting on a case-by-case basis.

205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

206.	Director Indemnification and Liability Protection[1,2]: ADAM Advisers will generally vote in favor of management proposals to limit Directors’ liability and to broaden their indemnification.

ADAM Advisers will generally vote against management proposals that would broaden the Directors’ indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207.	Key Committee Composition: ADAM Advisers will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

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COMPENSATION RELATED

301.	Employee Stock Ownership Plans (ESOP)[2]: ADAM Advisers will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.	The purchase price is at least 85% of the fair market value;

b.	The offering period is 27 months or less;

c.	Voting power dilution is no more than 10%.

302.	Executive/Director/Outside Director Stock Option Plans: ADAM Advisers will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, ADAM Advisers will generally consider the following criteria:

a.	That the dilution of existing shares is no more than 5%;

b.	That the stock option plan is incentive-based;

c.	That the stock option plan does not allow for discounted stock options;

d.	For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

e.	For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303.	401k Employee Benefit Plans[1]: ADAM Advisers will generally vote for management proposals to implement a 401(k) savings plan for its employees.

304.	Golden Parachutes[1,2]: ADAM Advisers will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305.	Director Fees: ADAM Advisers will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306.	Pension Fund Credits[1]: ADAM Advisers will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

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CAPITAL STRUCTURE

401.	Authorization of Additional Common Stock: ADAM Advisers will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. ADAM Advisers will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

ADAM Advisers will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402.	Authorization of Additional Preferred Stock: ADAM Advisers will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

a.	The proposal is for the issuance of blank check preferred stock;

b.	The issuance of preferred stock is greater than 50% of current issued capital;

c.	The newly created preferred stock would have unspecified rights, i.e. voting, conversion, dividend distribution rights;

d.	The additional preferred shares will be used as part of a takeover defense.

403.	Issuance of Additional Debt: ADAM Advisers will generally vote for management proposals to issue additional debt provided that the company’s debt-to-equity ratio is between zero and one hundred percent.

ADAM Advisers will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

4 04.	Reduction of Shares[1]: ADAM Advisers will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

ADAM Advisers will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

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405.	Share Repurchase Programs[1]: ADAM Advisers will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights[1,2]: ADAM Advisers will generally vote for management proposals to eliminate preemptive rights.

407.	Adjustments to Par Value of Common Stock[1]: ADAM Advisers will generally vote for management proposals to reduce the par value of common stock.

408.	Debt Restructurings: ADAM Advisers will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. ADAM Advisers will generally consider the following criteria:

a.	Reasonableness of the dilution;

b.	The impact that the restructuring and determining if it will be beneficial to existing shareholders;

c.	The threat of bankruptcy.

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CO RPORATE TRANSACTIONS

501.	Mergers and Acquisitions: ADAM Advisers will evaluate merger and acquisition management proposals on a case-by-case basis. ADAM Advisers will generally consider the following factors:

a.	Anticipated financial and operating benefits;

b.	Offer price (cost vs. premium);

c.	Prospects of the combined companies;

d.	How the deal was negotiated:

e.	Changes in corporate governance and their impact on shareholder rights;

f.	Corporate restructuring;

g.	Spin-offs;

h.	Asset sales;

i.	Liquidations;

j.	Rights of appraisal.

502.	Asset Sales: ADAM Advisers will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

503.	Changing Corporate Name: ADAM Advisers will generally vote for management proposals regarding corporate name changes.

504.	Corporate Restructurings: ADAM Advisers will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505.	Liquidations: ADAM Advisers will evaluate liquidation proposals by management on a case-by-case basis and will review management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506.	Spin-Offs: ADAM Advisers will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

601.	Greenmail: ADAM Advisers will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. ADAM Advisers will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602.	Poison Pills[1]: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

ADAM Advisers will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

a.	Best interest of the existing shareholders;

b.	The current salaries of the target companies’ officers;

c.	Repurchase price for the shares by the target company;

d.	Amount of cash invested in target company;

e.	Percentage of ownership by target company management;

f.	Perks for target company senior management;

g.	Attitude toward tax deferral benefiting target company management;

h.	Target company’s employee expenses.

ADAM Advisers will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604.	Classified Boards: ADAM Advisers will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605.	Fair Price Provisions: ADAM Advisers will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606.	Unequal Voting Rights: ADAM Advisers will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

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607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions. In addition, ADAM Advisers will evaluate reincorporation management proposals on a case-by-case basis that would require offshore companies to reincorporate in the United States.

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OTHER

901.	Annual Meetings: ADAM Advisers will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the “transaction of such other business which may come before the meeting”.

902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will generally vote against management proposals to repeal such provisions.

903.	Disgorgement Provisions: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. ADAM Advisers will evaluate proposals to opt out of such provisions on a case-by-case basis.

904.	Mutual Fund Issues: ADAM Advisers will evaluate the following mutual fund issues on a case-by-case basis:

a.	Approve the merger of the funds;

b.	Approve investment advisory agreement;

c.	Change in fundamental investment policy;

d.	Approve/amend sub-advisory agreement;

e.	Approve conversion from closed-end to open-end fund.

905.	Share-Blocking: ADAM Advisers will generally not vote proxies in countries where there is “share-blocking.”

906.	Shares Out on Loan: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

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GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

ADAM Advisers will generally vote on the following shareholder proposals as set forth below:

AUDITOR RELATED

SP-101.	Ratification of Auditors: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.	Independence of Auditors[1]: ADAM Advisers will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation[1]: ADAM Advisers will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-201.	Minimum Director Stock Ownership: ADAM Advisers will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.	Board Independence: ADAM Advisers will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.	Age Limits: ADAM Advisers will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.	Cumulative Voting: ADAM Advisers will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.	Director Duties and Stakeholder Laws[1]: ADAM Advisers will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company’s commitment to shareholders.

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SP-206.	Director Attendance at Annual Meetings[1]: ADAM Advisers will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.	Key Committee Composition: ADAM Advisers will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

SP-208.	Limit Director Tenure: ADAM Advisers will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED

SP-301.	Holding Periods[1]: ADAM Advisers will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.	Future Stock Option Awards: ADAM Advisers will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303.	Accounting Treatment of Stock Option Awards: ADAM Advisers will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.	Golden Parachutes[1]: ADAM Advisers will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.	Limits on Executive and Director Compensation[2]: ADAM Advisers will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.	Requests for Additional Disclosure of Executive Compensation[1,2]: ADAM Advisers will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits) [1]: ADAM Advisers will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

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CAPITAL STRUCTURE

SP-401.	Preemptive Rights[1,2]: ADAM Advisers will generally vote against shareholder proposals that seek preemptive rights.

SP-402.	Authorization of Blank Check Preferred Stock: ADAM Advisers will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal[1,2]: ADAM Advisers will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-601.	Greenmail: ADAM Advisers will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602.	Poison Pills: ADAM Advisers will generally vote for shareholder proposals to require shareholder ratification of poison pills. ADAM Advisers will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.	Supermajority Shareholder Vote Requirements: ADAM Advisers will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.	Classified Boards: ADAM Advisers will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.	Fair Price Provisions: ADAM Advisers will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.	Equal Access[1]: ADAM Advisers will generally vote for shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.	Reincorporation/Exemption from Takeover Laws: On a case-by-case basis, ADAM Advisers will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

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PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings[1]: ADAM Advisers will generally vote against shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent[1,2]: ADAM Advisers will generally vote against shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors[1,2]: ADAM Advisers will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. ADAM Advisers will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles[1]: ADAM Advisers will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles)[1,2]: ADAM Advisers will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles)[1]: ADAM Advisers will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.	Other Political/Social/Special Interest Issues[1]: ADAM Advisers will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-901.	Annual Meetings: ADAM Advisers will generally vote against shareholder proposals to change the time or place of annual meetings.

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SP-902.	Confidential Voting, Independent Tabulations and Inspections: ADAM Advisers will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. ADAM Advisers will vote against shareholder proposals to repeal such provisions.

SP-903.	Abstention Votes[1]: ADAM Advisers will generally vote for shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.	Existing Dual Class Companies[1,2]: ADAM Advisers will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.	Special Reports/Additional Disclosure: ADAM Advisers will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.	Lack of Information[1]: ADAM Advisers generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.	Shareholder Advisory Committee:[6,7] ADAM Advisers will generally vote against shareholder proposals to establish shareholder advisory committees.

[6]	RCM will generally vote differently on this issue. See Supplement I of this Appendix for details.
[7]	NACM will generally vote differently on this issue. See Supplement II of this Appendix for details.

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Supplement I

Proxy Voting Guidelines

RCM Capital Management LLC (“RCM”) will generally vote on the following management proposals as set forth below:

AUDITOR RELATED

101.	Ratification of Auditors: RCM will evaluate management proposals to ratify the selection of auditors on a case-by-case basis.

102.	Auditor Indemnification: RCM will evaluate management proposals for the indemnification of auditors on a case-by-case basis.

BOARD OF DIRECTORS

201.	Election of Board of Directors: RCM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

205.	Director Duties and Stakeholder Laws: RCM will evaluate management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

206.	Director Indemnification and Liability Protection: RCM will generally vote against management proposals that would limit or eliminate all liability for monetary damages for violations of the duty of care standard.

RCM will generally vote against management proposals to expand indemnification to cover acts such as negligence, but may vote for expanded coverage if only the director’s legal fees are covered and the director acted in good faith and in the best interest of the company.

COMPENSATION RELATED

303.	401k Employee Benefit Plans: RCM will evaluate management proposals to implement a 401(k) savings plan for its employees on a case-by-case basis.

304.	Golden Parachutes: RCM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

306.	Pension Fund Credits: On a case-by-case basis, RCM will evaluate management proposals that include pension fund credits in earnings when determining executive compensation.

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CAPITAL STRUCTURE

404.	Reduction of Shares: RCM will evaluate management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose on a case-by-case basis.

Additionally, on a case-by-case basis, RCM will evaluate management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405.	Share Repurchase Programs: On a case-by-case basis, RCM will evaluate management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406.	Preemptive Rights: RCM will evaluate management proposals to eliminate preemptive rights on a case-by-case basis.

407.	Adjustments to Par Value of Common Stock: RCM will evaluate management proposals to reduce the par value of common stock on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

602.	Poison Pills: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a “pill” (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

RCM will generally vote against management proposals that approve the use of poison pills.

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RCM will generally vote on the following shareholder proposals as set forth below:

AUDITOR RELATED

SP-102.	Independence of Auditors: On a case-by-case basis, RCM will evaluate shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.	Audit Firm Rotation: RCM will generally vote for shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS

SP-205.	Director Duties and Stakeholder Laws: RCM will evaluate shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders) on a case-by-case basis.

SP-206.	Director Attendance at Annual Meetings: On a case-by-case basis, RCM will evaluate shareholder proposals for mandatory director attendance at the annual shareholder meeting.

COMPENSATION RELATED

SP-301.	Holding Periods: RCM will evaluate shareholder proposals that require companies to adopt full tenure stock holding periods for executives on a case-by-case basis.

SP-304.	Golden Parachutes: RCM will evaluate shareholder proposals regarding golden parachutes on a case-by-case basis.

SP-306.	Requests for Additional Disclosure of Executive Compensation: On a case-by-case basis, RCM will evaluate shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

SP-307.	Reports on Executive Retirement Benefits (deferred compensation, split-dollar life insurance, SERPs and pension benefits): RCM will evaluate shareholder proposals that require companies to report on their executive retirement benefits, provided that any cost with such reporting is within reason, on a case-by-case basis.

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CAPITAL STRUCTURE

SP-401.	Preemptive Rights: RCM will evaluate shareholder proposals that seek preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal: RCM will evaluate shareholder proposals to provide rights of appraisal to dissenting shareholders on a case-by-case basis.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS

SP-606.	Equal Access: On a case-by-case basis, RCM will evaluate shareholder proposals to allow shareholders equal access to management’s proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

PROXY CONTEST DEFENSES

SP-701.	Shareholders’ Right to Call Special Meetings: RCM will generally vote for shareholder proposals to grant shareholders’ the ability to call special meetings.

SP-702.	Shareholder Action by Written Consent: RCM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors: RCM will evaluate shareholder proposals to restore shareholder ability to remove directors with or without cause and permit shareholders to elect directors to fill board vacancies, on a case-by-case basis.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-801.	Environmental Issues / CERES Principles: On a case-by-case basis, RCM will evaluate shareholder proposals that request issuers to file the CERES principles.

SP-802.	Northern Ireland (MacBride Principles): On a case-by-case basis, RCM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

SP-803.	South Africa (Statement of Principles): RCM will evaluate shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa, on a case-by-case basis.

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SP-804.	Other Political/Social/Special Interest Issues: On a case-by-case basis, RCM will evaluate shareholder proposals concerning restrictions that relate to social, political or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER

SP-903.	Abstention Votes: On a case-by-case basis, RCM will evaluate shareholder proposals recommending that votes to “abstain” not be considered votes “cast” at an annual or special meeting unless required by state law.

SP-904.	Existing Dual Class Companies: RCM will evaluate shareholder proposals that i) requests a report to shareholders be made on the financial impact of its dual class voting structure; and ii) shareholder proposals to submit a dual class voting structure to a shareholder vote, on a case-by-case basis.

SP-906.	Lack of Information: RCM will evaluate shareholder proposals presented that may suggest that there is a lack of information to make an informed voting decision, on a case-by-case basis.

SP-907.	Shareholder Advisory Committee: Shareholder proposals to establish shareholder advisory committees will be evaluated by RCM on a case-by-case basis.

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Supplement II

Proxy Voting Guidelines

Nicholas-Applegate Capital Management LLC (“NACM”) will generally vote on the following management proposals as set forth below:

BOARD OF DIRECTORS

201.	Election of Board of Directors: NACM will evaluate management proposals regarding the routine election of directors on a case-by-case basis.

206.	Director Indemnification and Liability Protection: On a case-by-case basis, NACM will evaluate management proposals that would limit or eliminate all liability for monetary damages for violations of duty of care.

On a case-by-case basis, NACM will evaluate management proposals to expand indemnification to cover acts, such as negligence, but may vote for expanded coverage if only the director’s legal fees covered and director acted in good faith and in the best interest of the company.

COMPENSATION RELATED

301.	NACM will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP’s provided that the following criteria are met:

a.	The grants are part of a broad-based employee plan, including all non-executive employees;

b.	The plan does not permit a discount greater than 15%.

304.	Golden Parachutes: NACM will evaluate management proposals regarding golden parachutes on a case-by-case basis.

CAPITAL STRUCTURE

406.	Preemptive Rights: NACM will evaluate vote for management proposals to eliminate preemptive rights on a case-by-case basis.

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NACM will generally vote on the following shareholder proposals as set forth below:

COMPENSATION RELATED

SP-305.	Limits on Executive and Director Compensation: NACM will evaluate shareholder proposals to limit executive and director compensation on a case-by-case basis.

SP-306.	Requests for Additional Disclosure of Executive Compensation: NACM will generally vote for shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission (“SEC”) regulations.

CAPITAL STRUCTURE

SP-401.	Preemptive Rights: NACM will evaluate shareholder proposals seeking preemptive rights on a case-by-case basis.

CORPORATE TRANSACTIONS

SP-501.	Rights of Appraisal: NACM will generally vote for shareholder proposals to provide rights of appraisal to dissenting shareholders.

PROXY CONTEST DEFENSES

SP-702.	Shareholder Action by Written Consent: NACM will generally vote for shareholder proposals to permit shareholders to take action by written consent.

SP-703.	Shareholders’ Ability to Remove or Elect Directors: NACM will generally vote for shareholder proposals to restore shareholder ability to remove directors with or without cause. NACM will generally vote for shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES

SP-802.	Northern Ireland (MacBride Principles): On a case-by-case basis, NACM will evaluate shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride Principles.

OTHER

SP-904.	Existing Dual Class Companies: NACM will generally vote for shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-907.	Shareholder Advisory Committee: NACM will evaluate shareholder proposals to establish shareholder advisory committees on a case-by-case basis.

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PIMCO ADVISORS FUND MANAGEMENT LLC (“PAFM”)

MUTUAL FUND PROXY VOTING POLICY

1.	It is the policy of PAFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. PAFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, PAFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds..

2.	PAFM, for each fund of PIMCO Funds: Multi-Manager Series (“MMS”) which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	For funds for which there is no sub-adviser, the PAFM portfolio manager managing the fund, acting in his capacity as an officer of MMS, shall vote the proxies for such fund in accordance with the proxy voting policies set forth in Appendix A attached hereto (which for all purposes of this policy shall be such portfolio manager’s proxy voting policies)

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4.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

5.	PAFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of MMS promptly after the adoption or amendment of any such policies (with initial policies adopted prior to August 6, 2003, being delivered no later than the next regularly scheduled meeting of the Board of MMS).

6.	The party voting the proxy shall: (i) report on its activities at least annually to the MMS Board; (ii) maintain such records and provide such voting information as is required for MMS’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 13 of Form N-1A; and (iii) shall provide such additional information as may be requested, from time to time, by the MMS Board.

7.	This Proxy Voting Policy Statement (including Appendix A) and those of each sub-adviser of a fund advised by PAFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on MMS’ website at www.pimcoadvisors.com. In addition, to the extent required by applicable law, the proxy voting policies of PAFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by PAFM shall be included in the SAI for MMS.

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PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures (“Policies and Procedures”) adopted by Pacific Investment Management Company LLC (“PIMCO”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (“Advisers Act”).8 PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”) and separate investment accounts for other clients.9 These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission (“SEC”) and interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO’s Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as set forth in the Department of Labor’s rules and regulations.10

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.11

Set forth below are PIMCO’s Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

[8]	These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
[9]	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
[10]	Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client’s account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to PIMCO of this retention.
[11]	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients.

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General Statements of Policy

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

Conflicts of Interest

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client’s best interest by pursuing any one of the following courses of action:

1.	convening an ad-hoc committee to assess and resolve the conflict;[12]

2.	voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;

4.	suggesting that the client engage another party to determine how the proxies should be voted;

5.	delegating the vote to an independent third-party service provider; or

6.	voting in accordance with the factors discussed in these Policies and Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

Reporting Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and

[12]	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

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Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

PIMCO Record Keeping

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records. Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

Review and Oversight

PIMCO’s proxy voting procedures are described below. PIMCO’s Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these Policies and Procedures.

Because PIMCO has contracted with State Street Investment Manager Solutions, LLC (“IMS West”) to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO’s Middle Office Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

2. Conflicts of Interest. PIMCO’s Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO’s Middle Office Group will seek to resolve any such conflict in accordance with these Policies and Procedures.

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3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO’s Middle Office Group.

4. Review. PIMCO’s Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO’s Middle Office Group will forward the voted proxy back to IMS West with the portfolio manager’s decision as to how it should be voted.

5. Transmittal to Third Parties. IMS West will document the portfolio manager’s decision for each proxy received from PIMCO’s Middle Office Group in a format designated by the custodian bank or other third party service provider. IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO (“Affiliates”) may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

Categories of Proxy Voting Issues

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders’ best interests, and therefore in the best economic interest of PIMCO’s clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client’s proxies.

Board of Directors

1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

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2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board’s stability and continuity.

3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer’s securities.

4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board’s ability to review and oversee management’s actions; and (ii) any potential effect on the issuer’s productivity and efficiency.

5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director’s legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer’s stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

Proxy Contests and Proxy Contest Defenses

1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management’s track record; (iv) the issuer’s long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of

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the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

3. Ability to Alter the Size of the Board by Shareholders. PIMCO may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director’s ability to work for all shareholders.

6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer’s charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

Tender Offer Defenses

1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

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Capital Structure

1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer’s existing authorized shares; and (ii) the industry that the issuer is in and the issuer’s performance in that industry.

4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer’s existing authorized stock; and (ii) issues related to delisting the issuer’s stock.

Executive and Director Compensation

1. Stock Option Plans. PIMCO may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.

2. Director Compensation. PIMCO may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer’s shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.

3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

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State of Incorporation

State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer’s board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

Mergers and Restructurings

1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer’s shareholders.

2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management’s efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Investment Company Proxies

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund’s performance.

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2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund’s shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.

3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.

6. Changing a Fundamental Restriction to a Non-fundamental Restriction. PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund’s portfolio.

7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor’s reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund’s past performance; and (iii) the terms of the liquidation.

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10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund’s charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

11. Changing the Domicile of a Fund. PIMCO may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

12. Change in Fund’s Subclassification. PIMCO may consider the following when voting on a change in a fund’s subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

Distressed and Defaulted Securities

1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

Miscellaneous Provisions

1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to “transact such other business as may properly come before the meeting.” PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to “transact such other business as may properly come before the meeting”: (i) whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO’s responsibility to consider actions before supporting them.

2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

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3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer’s resources that could have been used to increase shareholder value.

4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management’s responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client’s instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

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APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation

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or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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Allianz Funds and PIMCO Funds Shareholders’ Guide

     for Class A, B, C and R Shares

April 1, 2005

This Guide relates to the mutual funds (each, a “Fund”) that are series of Allianz Funds (formerly PIMCO Funds: Multi-Manager Series) (the “Allianz Trust”) and PIMCO Funds (formerly PIMCO Funds: Pacific Investment Management Series) (the “PIMCO Trust” and, together with the Allianz Trust, the “Trusts”). Class A, B, C and R shares of the Allianz Trust and the PIMCO Trust are offered through separate prospectuses (each as from time to time revised or supplemented, a “Retail Prospectus”). The information in this Guide is subject to change without notice at the option of the Trusts, the Advisers or the Distributor.

This Guide contains detailed information about Fund purchase, redemption and exchange options and procedures and other information about the Funds. This Guide is not a prospectus, and should be used in conjunction with the applicable Retail Prospectus. This Guide, and the information disclosed herein, is incorporated by reference in, and considered part of, the Statement of Additional Information corresponding to each Retail Prospectus.

Allianz Global Investors Distributors LLC distributes the Funds’ shares. You can call Allianz Global Investors Distributors LLC at 1-800-426-0107 to find out more about the Funds and other funds in the Allianz Funds and PIMCO Funds family. You can also visit our Web sites at www.allianzinvestors.com and www.pimcofunds.com.

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Trusts’ principal underwriter, Allianz Global Investors Distributors LLC (the “Distributor”) and through other firms which have dealer agreements with the Distributor (“participating brokers”) or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management”), the investment adviser and administrator to the Funds that are series of the Allianz Trust and a subsidiary of Allianz Global Investors of America L.P. (“Allianz”). The Distributor is also an affiliate of Pacific Investment Management Company LLC (“Pacific Investment Management Company”), the investment adviser and administrator to the Funds that are series of the PIMCO Trust, and also a subsidiary of Allianz. Allianz Global Fund Management and Pacific Investment Management Company are each referred to herein as an “Adviser.”

There are two ways to purchase Class A, Class B or Class C shares: either (i) through your dealer or broker which has a dealer agreement with the Distributor or (ii) directly by mailing an Allianz Fund or PIMCO Funds account application (an “account application”) with payment, as described below under the heading Direct Investment, to the Distributor (if no dealer is named in the account application, the Distributor may act as dealer). Class R shares may only be purchased in omnibus accounts by Covered Plans (as defined below under “Tax Qualified Specified Benefit and Other Plans”) and other accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company, to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Additionally, Class R shares are generally available only to accounts where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or the financial services firm level). Class A, B, C and R shares of the NFJ Small-Cap Value Fund are not available to new investors, Class B shares of the Floating Income, Foreign Bond (Unhedged), Investment Grade Corporate Bond and Short Duration Municipal Income Funds and Class B and Class C shares of the California Intermediate Municipal Bond, California Municipal Bond and New York Municipal Bond Funds are not offered as of the date of this Guide; however, investment opportunities in these Funds may be available in the future. This Guide will be revised or supplemented when these restrictions change.

Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order, plus a sales charge which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset based sales charge in the case of Class C shares (the “asset based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor from dealers or brokers after the offering price is determined that day will receive such offering price if the orders were received by the dealer or broker from its customer prior to such determination and were transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 p.m., Eastern time) or, in the case of certain retirement plans that have an agreement with Pacific Investment Management Company, Allianz Global Fund Management or the Distributor, received by the Distributor or the relevant transfer agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Tax-Qualified Specified Benefit and Other Plans” and “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $5,000, with a minimum additional investment of $100 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. The minimum initial investment for investments made through the wrap programs referred to in the previous sentence is $2,500. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A, Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued unless specifically requested in writing by an investor or broker-dealer.

Direct Investment

Investors who wish to invest in Class A, Class B, Class C or Class R shares of a Fund directly, rather than through a participating broker, may do so by opening a direct account. To open an account, an investor should complete the account application. All shareholders who open direct accounts will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases which result from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the applicable Retail Prospectus. Information regarding direct investment or any other features or plans offered by the Trusts may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker. Although Class R shares may be purchased by a plan administrator directly from the Trusts, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not purchase Class R shares from the Distributor.

Purchase by Mail

Investors who wish to invest directly may send a check payable to Allianz Global Investors Distributors LLC, along with a completed application form to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or U.S. bank check. The Distributor generally does not accept payments made by cash, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Subsequent Purchases of Shares

Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $100. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchase by Mail.”

Tax-Qualified Specified Benefit and Other Plans

The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

In this Guide, a “Covered Plan” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan or other specified benefit plan. The term “Covered Plan” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SARSEP IRA or 403(b)(7) custodial account.

The minimum initial investment for all Covered Plans, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SARSEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below.

Note for Covered Plans. For Covered Plans invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Covered Plan that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest

The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into the shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $2,500 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of Allianz Funds and PIMCO Funds Auto-Invest may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments

Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Allianz Funds and PIMCO Funds Auto-Exchange

The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $2,500 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange Plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Prospectus. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link

Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by PFPC, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee

When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectus or a new or supplemented Guide. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes

Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

Allianz Global Investors Distributors LLC

P.O. Box 9688

Providence, RI 02940-0926

Small Account Fee

Because of the disproportionately high costs of servicing accounts with low balances, a fee at an annual rate of $16 (paid to the applicable Fund’s administrator) will automatically be deducted from accounts with balances falling below a minimum level. The valuation of Fund accounts and the deduction are expected to take place during the last five business days of each calendar quarter. The fee will be deducted in quarterly installments from Fund accounts with balances below $2,500, except that for Uniform Gift to Minors, IRA, Roth IRA, non-omnibus Covered Plan accounts, 403(b)(7) custodial accounts, SIMPLE IRAs, SEPs, SARSEP IRAs, Auto-Invest and Auto-Exchange accounts, the fee will be deducted from Fund accounts with balances below $1,000. (A separate custodial fee may apply to IRAs, Roth IRAs and other retirement accounts.) No fee will be charged on any Fund account of a shareholder if the aggregate value of all of the shareholder’s Fund accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, is at least $50,000. No fee will be charged on Covered Plans or Class R shares held through omnibus accounts, either. Any applicable small account fee will be deducted automatically from your below-minimum Fund account in quarterly installments and paid to the Administrator. Each Fund account will normally be valued, and any deduction taken, during the last five business days of each calendar quarter. No small account fee will be charged to employee and employee-related accounts of Allianz Global Fund Management and/or, in the discretion of Allianz Global Fund Management, its affiliates.

Minimum Account Size

Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests of at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the applicable Fund’s administrator shall have the right (except in the case of employer-sponsored retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Allianz Funds and PIMCO Funds exceeds $50,000.

Transfer on Death Registration

The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Specified Benefit Account Information

Specified Benefit Account Minimums

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment
IRA	$2,500 per Fund	$50 per Fund

Roth IRA	$2,500 per Fund	$50 per Fund

SEP IRA established on or before March 31, 2004	$50 per Fund/per participant	$50 per Fund/per participant

SEP IRA established after March 31, 2004	$2,500 per Fund/per participant	$50 per Fund/per participant

SIMPLE IRA*	$50 per Fund/per participant	$50 per Fund/per participant

SARSEP IRA*	$50 per Fund/per participant	$50 per Fund/per participant

403(b)(7) custodial account established on or before March 31, 2004.	$50 per Fund/per participant	$50 per Fund/per participant

403(b)(7) custodial account established after March 31, 2004.	$2,500 per Fund/per participant	$50 per Fund/per participant

Covered Plans held through omnibus accounts-

Plan Level	$0	$0

Participant Level	$0	$0

Covered Plans held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004.	$50 per Fund	$50 per Fund

Covered Plans held through non-omnibus accounts (individual participant accounts) established after March 31, 2004.	$2,500 per Fund	$50 per Fund

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SARSEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors Class A, Class B, Class C and Class R shares in the applicable Retail Prospectus. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through separate prospectuses, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Advisor Class, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Advisor Class shares are offered primarily through broker-dealers and other intermediaries. Similar to Class R shares, Class D, Advisor Class, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Advisor Class, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. Certain Funds may, but currently do not, offer up to two additional classes of shares only to non-U.S. investors outside the United States: Class J and Class K shares. To obtain more information about the other classes of shares, please call the applicable Trust at 1-800-927-4648 (for Advisor Class, Institutional Class, Administrative Class, Class J and Class K shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Guide are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries who sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period which will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 will convert into Class A shares after the shares have been held for five years. Class B shares of series of the PIMCO Funds purchased on or before December 31, 2001 and Class B shares of series of the Allianz Trust and series of the PIMCO Trust not listed above purchased after September 30, 2004 convert into Class A shares after the shares have been held for seven years. Class B shares of series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Effective October 1, 2004, Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS Funds may only be (i) acquired through the exchange of Class B shares of other Funds; or (ii) purchased by persons who held Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS Funds at the close of business on September 30, 2004. If you redeem all Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term and StocksPLUS Funds in your account, you cannot purchase new Class B shares thereafter (although you may still acquire Class B shares of these Funds through exchange). The Funds may waive this restriction for certain specified benefit plans that were invested in Class B shares of the Low Duration, Money Market, Municipal Bond, Real Return, Short-Term or StocksPLUS Funds at the close of business on September 30, 2004.

Class C. Class C shares might be preferred by investors who intend to purchase shares which are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds) and are subject to only a 1% CDSC during the first year (or eighteen months). However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset Based Sales Charge Alternative—Class C Shares” below.

Class R. Class R shares might be preferred by a Class R Eligible Plan intending to invest retirement plan assets held through omnibus accounts, which does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares. Class R shares are available only to Class R Eligible Plans.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds). If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares or (ii) for one fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 ($249,999 for the Floating Income, Low Duration, Short-Term and Short Duration Municipal Income Funds) for Class C shares, then in either such event the investor should consider whether purchasing another share class is in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distributor and Distribution and Servicing Plans” below.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account which (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of either Trust, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in such Fund’s prospectus;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A shares who purchased $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and therefore did not pay a sales charge) where the participating broker or dealer involved in the sale of such shares waived the commission it would normally receive from the Distributor pursuant to an agreement with the Distributor;

(xv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); or

(xvi) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity which is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account which (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Fund’s prospectus.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers

Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•	A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•	A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative — Class A Shares

Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge, as set forth below. As indicated below under “Class A Deferred Sales Charge,” certain investors that purchase $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Initial Sales Charge — Class A Shares

Asset Allocation, CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NFJ Large-Cap Value, CCM Capital Appreciation, NFJ Dividend Value, NFJ International Value, PEA Growth, PEA Growth & Income, RCM Innovation, CCM Mid-Cap, NACM Flex-Cap Value, NACM Global, NACM Growth, NACM International, NACM Pacific Rim, OCC Core Equity, PEA Opportunity, RCM Biotechnology, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology, RCM International Growth Equity, RCM Large-Cap Growth, RCM Mid-Cap, RCM Targeted Core Growth, OCC Renaissance, NFJ Small-Cap Value, PEA Target and OCC Value Funds.

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $49,999	5.82%		5.50%		4.75%
$50,000 - $99,999	4.71%		4.50%		4.00%
$100,000 - 249,999	3.63%		3.50%		3.00%
$250,000 - $499,999	2.56%		2.50%		2.00%
$500,000 - $999,999	2.04%		2.00%		1.75%
$1,000,000 +	0.00	%(1)	0.00	%(1)	0.00	%(2)

All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.90%		3.75%		3.25%
$100,000 - $249,999	3.36%		3.25%		2.75%
$250,000 - $499,999	2.30%		2.25%		2.00%
$500,000 - $999,999	1.78%		1.75%		1.50%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

California Intermediate Municipal Bond, California Municipal Bond, Municipal Bond, New York Municipal Bond, Real Return and StocksPLUS Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price		Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	3.09%		3.00%		2.50%
$100,000 - $249,999	2.04%		2.00%		1.75%
$250,000 - $499,999	1.52%		1.50%		1.25%
$500,000 - $999,999	1.27%		1.25%		1.00%
$1,000,000+	0.00	%(1)	0.00	%(1)	0.00	%(3)

Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds

Amount of Purchase	Sales Charge as % of Net Amount Invested		Sales Charge as % of Public Offering Price	Discount or Commission to dealers as % of Public Offering Price**
$0 - $99,999	2.30%		2.25%	2.00%
$100,000 - $249,999	1.27%		1.25%	1.00%
$250,000+	0.00	%(1)	0.00%	0.00	%(4)

**	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
1.	As shown, investors that purchase more than $1,000,000 of any Fund’s Class A shares ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) will not pay any initial sales charge on such purchase. However, except with regard to purchases of Class A shares of the Money Market Fund and certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Low Duration, New York Municipal Bond and Short-Term Funds described in Note 4 below, purchasers of $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (other than those purchasers described below under “Sales at Net Asset Value” where no commission is paid) will be subject to a CDSC of up to 1% (0.50% in the case of the California Intermediate Municipal Bond, California Municipal Bond, Floating Income, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds and 0.75% in the case of the Low Duration Fund) if such shares are redeemed during the first 18 months after such shares are purchased unless such purchaser is eligible for a waiver of the CDSC as described under “Waiver of Contingent Deferred Sales Charges” above. See “Class A Deferred Sales Charge” below.
2.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 0.75% of the first $2,000,000, 0.50% of amounts from $2,000,001 to $5,000,000, and 0.25% of amounts over $5,000,000. These payments are not made in connection with sales to employer-sponsored plans.

3.	The Distributor will pay a commission to dealers who sell amounts of $1,000,000 or more of Class A shares of each of these Funds except for the Money Market Fund (for which no payment is made), in each case according to the following schedule: 0.50% of the first $2,000,000 and 0.25% of amounts over $2,000,000. These payments are not made in connection with sales to employer-sponsored plans.

4.	(A) The Distributor will pay a commission to dealers who sell $250,000 or more of Class A shares of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds at the annual rate of 0.15% (0.35% in the case of the Low Duration Fund) of the net asset value of such Class A shares as in effect from time to time; such commission shall be paid in installments covering the 18 month period commencing with the date of sale. Such installments shall be paid after the end of calendar quarters in accordance with the Distributor’s practice, which may change from time to time. Investors purchasing Class A shares of such Funds through such dealers will not be subject to the Class A CDSC on such shares. (B) Alternatively, dealers may elect (through an agreement with the Distributor) to receive a commission at the time of sale on purchases of $250,000 or more of these Funds of 0.25% of the public offering price (for purchases of the Floating Income, Short Duration Municipal Income and Short-Term Funds) or 0.50% of the public offering price (for purchases of the Low Duration Fund). Investors who purchase through dealers that elect the commission schedule described in this clause (B) will be subject to the Class A CDSC. (C) In addition to the commissions described in (A) and (B) above, dealers may be entitled to receive an annual servicing fee of 0.25% (0.20% effective January 1, 2005 until March 31, 2006 (unless extended)), on all outstanding Class A shares of the Short Duration Municipal Income and Short-Term Funds, even if purchased before January 1, 2005) of the net asset value of such shares for so long as such shares are outstanding, as described below under “Participating Brokers.” These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Combined Purchase Privilege. Investors may qualify for a reduced sales charge on Class A shares by combining purchases of the Class A shares of one or more Funds (other than the Money Market Fund) which offer Class A shares (together, “Eligible Funds”) into a single purchase (a “Single Purchase”), if the resulting purchase totals at least $50,000. The term Single Purchase refers to:

(i)	a single purchase by an individual, or concurrent purchases, which in the aggregate are at least equal to the prescribed amount, by an individual, his or her spouse and their children under the age of 21 years purchasing Class A shares of the Eligible Funds for his, her or their own account(s);

(ii)	a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved; or

(iii)	a single purchase for the employee benefit plans of a single employer.

For further information, call the Distributor at 1-800-426-0107 or your broker.

Cumulative Quantity Discount (Right of Accumulation). A purchase of Class A shares of any Eligible Fund (which does not include the Money Market Fund) may qualify for a Cumulative Quantity Discount at the rate applicable to the discount bracket obtained by adding:

(i)	the amount of the investor’s total current purchase (including any sales charge);

(ii)	the aggregate net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares of any Eligible Fund held by the investor; and

(iii)	the net asset value (at the close of business on the day of the current purchase) of all Class A, Class B and Class C shares owned by another shareholder eligible to be combined with the investor’s purchase into a Single Purchase.

For example, if a shareholder owned Class A shares of the PEA Growth & Income Fund with a current net asset value of $10,000, Class B shares of the RCM Innovation Fund with a current net asset value of $5,000 and Class C shares of the PEA Target Fund with a current net asset value of $10,000 and he wished to purchase Class A shares of the PEA Growth Fund with a purchase price of $30,000 (including sales charge), the sales charge for the $30,000 purchase would be at the 4.50% rate applicable to a single $55,000 purchase of shares of the PEA Growth Fund, rather than the 5.50% rate that would otherwise apply to a $30,000 purchase. The discount will be applied only to the current purchase (i.e., the $30,000 purchase), not to any previous transaction.

Shares purchased or held by an investor through a Covered Plan (as defined above) or other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s) (which does not include the Money Market Fund). The maximum intended investment amount allowable in a

Letter of Intent is $1,000,000 (except for Class A shares of the Floating Income, Low Duration Fund, Short Term Fund, and Short Duration Municipal Income Fund, for which the maximum intended investment amount is $100,000). Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds (which does not include the Money Market Fund) under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the PEA Growth Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000 in any of the Funds other than the All Asset, California Intermediate Municipal Bond, California Municipal Bond, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Low Duration, Money Market, Municipal Bond, New York Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term, StocksPLUS, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds).

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If you wish to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, you should complete the appropriate portion of the account application. If you are a current Class A shareholder desiring to do so you may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held by an investor through a Covered Plan (as defined above) do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares (other than the Money Market Fund shares that were not acquired by exchanging Class A shares of another Fund) to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Net Asset Value is Determined” in the applicable Retail Prospectus. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of either Trust, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in the Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the transfer agents will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds (except the California Intermediate Municipal Bond, California Municipal Bond, Floating Income, Low Duration, Money Market, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds), investors who purchase $1,000,000 ($250,000 in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds) or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. Certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Floating Income, Low Duration, New York Municipal Bond, Short Duration

Municipal Income and Short-Term Funds described above under “Initial Sales Charge—Class A Shares” will be subject to a CDSC of 0.75% (for the Low Duration Fund) or 0.50% (for the California Intermediate Municipal Bond, California Municipal Bond, New York Municipal Bond, Floating Income, Short Duration Municipal Income and Short-Term Funds) if such shares are redeemed within 18 months after their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” Shares of certain Funds purchased prior to October 1, 2001 are subject to different Class A CDSC rates. The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

Calculation of CDSC on Shares Purchased on or Before December 31, 2001. For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares purchased after December 31, 2001 differs and is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC does not apply to Class A shares of the Money Market Fund or to certain purchases of Class A shares of the California Intermediate Municipal Bond, California Municipal Bond, Floating Income, Low Duration, New York Municipal Bond, Short Duration Municipal Income and Short-Term Funds described above under “Initial Sales Charge — Class A Shares.” However, if Class A shares of these Funds are purchased in a transaction that, for any other Fund, would be subject to the CDSC (i.e., a purchase of $1,000,000 or more ($249,999 or more in the case of the Floating Income, Low Duration, Short Duration Municipal Income and Short-Term Funds)) and are subsequently exchanged for Class A shares of any other Fund, a Class A CDSC will apply to the shares of the Fund(s) acquired by exchange for a period of 18 months from the date of the exchange.

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect), the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.20% effective January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class A shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before January 1, 2005) of the net asset value of such shares.

Deferred Sales Charge Alternative—Class B Shares

Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. A CDSC will be imposed on Class B shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. The manner of calculating the CDSC on Class B shares purchased after December 31, 2001 differs and is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.

Class B shares of the Short-Term Fund and the Money Market Fund are not offered for initial purchase but may be obtained through exchanges of Class B shares of other Funds. See “Exchange Privilege” below. Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased prior to October 1, 2004 and all other Allianz Funds and PIMCO Funds purchased at any time are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	5
Second	4
Third	3
Fourth	3
Fifth	2
Sixth	1
Seventh and thereafter	0	*

*	After the seventh year, Class B shares of the series of the PIMCO Funds purchased on or before December 31, 2001 and Class B shares of series of the Allianz Trust and series of the PIMCO Trust not listed above purchased after September 30, 2004 convert into Class A shares as described below. Class B shares of the series of the Allianz Funds and PIMCO Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the eighth year.

Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First	3.50
Second	2.75
Third	2.00
Fourth	1.25
Fifth	0.50
Sixth and thereafter	0	*

*	After the fifth year, Class B shares of All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 will convert into Class A shares.

In determining whether a CDSC is payable on shares purchased on or before December 31, 2001, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example will illustrate the operation of the Class B CDSC on shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class B shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 5%, the Class B CDSC would be $100.

In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares of the All Asset, Diversified Income, Emerging Markets Bond, Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), GNMA, High Yield, Long-Term U.S. Government, StocksPLUS Total Return, Total Return and Total Return Mortgage Funds purchased on or after October 1, 2004 automatically convert into Class A shares after they have been held for five years (seven years for Class B shares purchased on or before December 31, 2001 and eight years for Class B shares purchased after December 31, 2001 but before September 30, 2004). Class B shares of each series of the Allianz Trust and the series of the PIMCO Trust not listed above automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds (except in the case of the All Asset Fund, Diversified Income Fund, Emerging Markets Bond Fund, Foreign Bond (U.S. Dollar-Hedged) Fund, Global Bond (U.S. Dollar-Hedged) Fund, GNMA Fund, High Yield Fund, Long-Term U.S. Government Fund, StocksPLUS Total Return Fund, Total Return Fund and Total Return Mortgage Fund, for which such payments will be at the rate of 3.00% of the purchase amount). For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% (0.20% effective January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class B shares of the Short-Term Fund, even if the shares were purchased before January 1, 2005) of the net asset value of such shares. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements —Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased After December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased after December 31, 2001 differs from that described above.

Under the new calculation method, for shares purchased after December 31, 2001, the following rules apply:

•	Shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC.

•	For the redemption of all other shares, the CDSC will be based on either the shareholder’s original purchase price or the then current net asset value of the shares being sold, whichever is lower.

•	CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from amounts remaining in the shareholder’s account.

•	In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares which will incur the lowest CDSC.

The following example illustrates the operation of the Class B CDSC on Class B shares purchased after December 31, 2001:

Assume that an individual opens an account and makes a purchase payment of $10,000 for 1,000 Class B shares of a Fund (at $10 per share) and that six months later the value of the investor’s account for that Fund has grown through investment performance to $11,000 ($11 per share). If the investor should redeem $2,200 (200 shares), a CDSC would be applied against $2,000 of the redemption (the purchase price of the shares redeemed, because the purchase price is lower than the current net asset value of such shares ($2,200)). At the rate of 5%, the Class B CDSC would be $100.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the appropriate Prospectus(es), Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Allianz Trust received in an exchange for Class B shares of the PIMCO Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased on or before December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset Based Sales Charge Alternative—Class C Shares

Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed on Class C shares if an investor redeems an amount which causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed. Purchases are subject to the CDSC according to the following schedule:

Years Since Purchase Payment was Made	Percentage Contingent Deferred Sales Charge
First*	1
Thereafter	0

*	Shares of the CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM International, NACM Pacific Rim, NFJ International Value, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds are subject to the Class C CDSC for the first eighteen months after purchase.

In determining whether a CDSC is payable on Class C shares purchased on or before December 31, 2001, it is assumed that the shareholder will redeem first the lot of Class C shares which will incur the lowest CDSC. Any CDSC imposed on a redemption of Class C shares is paid to the Distributor.

The following example will illustrate the operation of the Class C CDSC on shares purchased on or before December 31, 2001:

Assume that an individual opens a Fund account and makes a purchase payment of $10,000 for Class C shares of a Fund and that six months later the value of the investor’s account for that Fund has grown through investment performance and reinvestment of distributions to $11,000. The investor then may redeem up to $1,000 from that Fund account ($11,000 minus $10,000) without incurring a CDSC. If the investor should redeem $3,000 from that Fund account, a CDSC would be imposed on $2,000 of the redemption (the amount by which the investor’s account for the Fund was reduced below the amount of the purchase payment). At the rate of 1%, the Class C CDSC would be $20.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares purchased after December 31, 2001 is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds, except the Floating Income, Low Duration, Money Market, Municipal Bond, Real Return, Short Duration Municipal Income, Short-Term and StocksPLUS Funds. For the Low Duration, Municipal Bond, Real Return and StocksPLUS Funds, the Distributor expects to make payments of 0.75% (representing 0.50% distribution fees and 0.25% service fees); for the Floating Income Fund, the Distributor expects to make payments of 0.55% (representing 0.30% distribution fees and 0.25% service fees); and for the Short Duration Municipal Income and Short-Term Funds, the Distributor expects to make payments, effective January 1, 2005 until March 31, 2006 (unless extended), of 0.50% (representing 0.30% distribution fees and 0.20% service fees); and for the Money Market Fund, the Distributor expects to make no payment. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans which are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker which obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

In addition, after the time of shareholder purchase for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make annual payments to participating brokers as follows:

Fund	Annual Service Fee*	Annual Distribution Fee*	Total
Low Duration, Real Return, Municipal Bond and StocksPLUS Funds	0.25%	0.45%	0.70%

Short-Term and Short Duration Municipal Income Funds	0.20%**	0.25%	0.45%

Floating Income Fund	0.25%	0.25%	0.50%

Money Market Fund	0.10%	0.00%	0.10%

CommodityRealReturn Strategy, International StocksPLUS TR Strategy, RealEstateRealReturn Strategy, NACM Global, NACM Pacific Rim, RCM Global Healthcare, RCM Global Small-Cap, RCM Global Technology and RCM International Growth Equity Funds	0.25%	0.75%	1.00%

All other Funds	0.25%	0.65%	0.90%

*	Paid with respect to shares outstanding for one year or more (or a shorter period if the Distributor has an agreement with the broker to that effect) so long as such shares remain outstanding, and calculated as a percentage of the net asset value of such shares.

**	Effective January 1, 2005 until March 31, 2006 (unless extended) on all outstanding Class C shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before that date.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares

Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase (up to 0.45% effective January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class R shares of the Short-Term Fund, representing up to 0.25% distribution fees and up to 0.20% servicing fees).

Information For All Share Classes

Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ transfer agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

The Distributor, the Funds’ administrators and their affiliates may pay, out of their own assets and at no cost to the Funds, amounts to participating brokers and other financial intermediaries for providing bona fide shareholder services to shareholders holding Fund shares in nominee or street name. Services performed by such financial intermediaries may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. For these services, the Distributor, an administrator and their affiliates may pay (i) annual per account charges that in the aggregate generally range from $0 to $6 per account for networking fees for NSCC-cleared accounts and to $13 for services to omnibus accounts, although they may, and in one case do, pay more than $13 per account, or (ii) at an annual rate of up to 0.25% (up to 0.20% for Class A, B or C shares) plus a 0.25% trailing commission with respect to Class A, B, C and R shares (0.20% effective January 1, 2005 until March 31, 2006 (unless extended), on all outstanding Class A, B, C and R shares of the Short Duration Municipal Income and Short-Term Funds, even if the shares were purchased before that date) of the value of the assets in the relevant accounts. These payments may be material to financial intermediaries relative to other compensation paid by the Funds and/or the Distributor, and administrator and their affiliates.

In addition, the Distributor, the Funds’ administrators and their affiliates may from time to time pay additional cash bonuses or other incentives or make other payments to selected participating brokers and other financial intermediaries as compensation for the sale or servicing of Class A, Class B, Class C and Class R shares of the Funds including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial intermediaries’ financial consultants and their customers, placing the Funds on the financial intermediaries’ preferred or recommended fund list, granting the Distributor access to the financial intermediaries’ financial consultants, providing assistance in training and educating the financial intermediaries’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial intermediaries and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial intermediaries at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial intermediaries. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of either Trust, other funds sponsored by the Distributor and/or a particular class of shares, during a specified period of time. The Distributor may also make payments to one or more participating financial intermediaries based upon factors such as the amount of assets a financial intermediary’s clients have invested in the Funds and the quality of the financial intermediary’s relationship with the Distributor.

The additional payments described above are made from the Distributor’s or administrator’s (or their affiliates’) own assets pursuant to agreements with financial intermediaries and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made, at the discretion of the Distributor, to some of the top 50 financial intermediaries that have sold the greatest amounts of shares of the Funds. The level of payments made to a financial intermediary in any future year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial intermediary and (b) 0.06% of the assets attributable to that financial intermediary invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. In lieu of payments pursuant to the foregoing formulae, the Distributor may make payments of an agreed upon amount which normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few existing relationships on different bases that are expected to terminate this year. In some cases, in addition to the payments described above, the Distributor will make payments for special events such as a conference or seminar sponsored by one of such financial intermediaries.

If investment advisers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial intermediaries and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial intermediary and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial intermediary as to compensation received by your financial advisor.

Wholesale representatives of the Distributor visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although a Fund may use financial intermediaries that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Advisers and the Sub-Advisers will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

This Guide and the Retail Prospectuses should be read in connection with financial intermediaries’ material regarding their fees and services.

The sales charges and payments discussed in this Guide are subject to change by means of a new or supplemented Prospectus or Shareholders’ Guide. Unless otherwise noted, a change to a sales charge will not apply to shares purchased prior to the effective date of the change.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the applicable Retail Prospectus or in this Guide, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values, minus any applicable Redemption Fee (see the subsection “Redemption Fees” under the section “How to Redeem” below), except that a sales charge will apply on exchanges of Class A shares of the Money Market Fund on which no sales charge was paid at the time of purchase. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Class A shares of the Money Market Fund may be exchanged for Class A shares of any other Fund, but the usual sales charges applicable to investments in such other Fund apply on shares for which no sales charge was paid at the time of purchase. There are currently no other exchange fees or charges. All exchanges are subject to the $5,000 ($2,500 for Class R shares) minimum initial purchase requirement for each Fund, except with respect to tax-qualified programs and exchanges effected through the Allianz Funds and PIMCO Funds Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926, or by use of forms which are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, the ability of the Funds to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of each Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares which would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the applicable Prospectus(es), shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve month CDSC period received in exchange for Class C shares that have an eighteen month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months).

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

Abusive Trading Practices

The Trusts generally encourage shareholders to invest in the Funds as part of a long-term investment strategy. The Trusts discourage excessive, short-term trading and other abusive trading practices. Such activities, sometimes referred to as “market timing,” may have a detrimental effect on the Funds and their shareholders. For example, depending upon various factors such as the size of a Fund and the amount of its assets maintained in cash, short-term or excessive trading by Fund shareholders may interfere with the efficient management of the Fund’s portfolio, increase transaction costs and taxes, and may harm the performance of the Fund and its shareholders. The Trusts’ Boards of Trustees have adopted policies and procedures designed to discourage, and otherwise limit the negative effects of abusive trading practices.

The Trusts seek to deter and prevent abusive trading practices, and to reduce these risks, through several methods. First, the Trusts impose redemption fees on most Fund shares redeemed or exchanged within a given period after their purchase. See “Redemption Fees” below for further information.

Second, to the extent that there is a delay between a change in the value of a mutual fund’s portfolio holdings, and the time when that change is reflected in the net asset value of the fund’s shares, the fund is exposed to the risk that investors may seek to exploit this delay by purchasing or redeeming shares at net asset values that do not reflect appropriate fair value prices. The Trusts seek to deter and prevent this activity, sometimes referred to as “stale price arbitrage,” by the appropriate use of “fair value” pricing of the Funds’ portfolio securities.

Third, the Trusts seek to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. The Trusts and the Advisers each reserve the right to restrict or refuse any purchase or exchange transaction if, in the judgment of the Trusts or of the Advisers, the transaction may adversely affect the interests of a Fund or its shareholders. Among other things, the Trusts may monitor for any patterns of frequent purchases and sales that appear to be made in response to short-term fluctuations in share price, and may also monitor for any attempts to improperly avoid the imposition of Redemption Fees. Notice of any restrictions or rejections of transactions may vary according to the particular circumstances.

Although the Trusts and their service providers seek to use these methods to detect and prevent abusive trading activities, and although the Trusts will consistently apply such methods, there can be no assurances that such activities can be mitigated or eliminated. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to the Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds.

How to Redeem

Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC and the Redemption Fee. There is no charge by the Distributor (other than an applicable

CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC or Redemption Fee (see the subsection “Redemption Fees” below), a shareholder will not pay any special fees or charges to the Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through their broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency which makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption

A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests

To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, PFPC, Inc., P.O. Box 9688, Providence, RI 02940-0926:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents which may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions

Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the applicable Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions

If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any

CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Either Trust may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Allianz Funds and PIMCO Funds Automated Telephone System

Allianz Funds and PIMCO Funds Automated Telephone System (“ATS”) is an automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone telephone. ATS may be used on already-established Fund accounts after the shareholder obtains a Personal Identification Number (PIN) by calling the special ATS number: 1-800-223-2413.

Purchasing Shares. A shareholder may purchase shares by telephone by calling 1-800-223-2413. A shareholder must have established ATS privileges to link the shareholder’s bank account with the Fund to pay for these purchases.

Exchanging Shares. With the Allianz Funds and PIMCO Funds Exchange Privilege, a shareholder can exchange shares automatically by telephone from the shareholder’s Fund Link Account to another Allianz Funds or PIMCO Funds account the shareholder has already established by calling 1-800-223-2413. Please refer to “Exchange Privilege” for details.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details.

Plan participants must process their transactions through their plan administrator, and may not use ATS.

Expedited Wire Transfer Redemptions

If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the applicable Trust for up to seven days if the Distributor deems it appropriate under then current market conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. Neither Trust currently charges for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 9688, Providence, RI 02940-0926. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares

To redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the applicable Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee.” Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan

An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money (not less than $100 per Fund) paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trust or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisers whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trust and the Distributor make no recommendations or representations in this regard.

Redemption Fees

Investors in Class A, Class B, Class C and, effective June 1, 2005, Class R shares of Funds that are series of the Allianz Trust, are subject to a redemption fee on redemptions and exchanges, equal to 2.00% of the net asset value of the shares redeemed or exchanged (based upon the total redemption proceeds after any applicable deferred sales charges) within a certain number of days after their acquisition (by purchase or exchange) (the “Redemption Fee”). Investors in any series of the PIMCO Trust (except the Money Market Fund) will be subject to the Redemption Fee.

The following table indicates the applicable holding period for each Fund. Shares redeemed or exchanged before the expiration of the holding period will be subject to the Redemption Fee. A new holding period begins with each acquisition of shares through a purchase or exchange.

Fund	Holding Period
Floating Income, GNMA, Low Duration, Real Return, Short Duration Municipal Income, Short-Term, Total Return and Total Return Mortgage Funds	7 days

All Asset, California Intermediate Municipal Bond, California Municipal Bond, CommodityRealReturn Strategy, Diversified Income, Emerging Markets Bond, Foreign Bond (Unhedged), Foreign Bond (U.S. Dollar-Hedged), Global Bond (U.S. Dollar-Hedged), High Yield, Investment Grade Corporate Bond, Long-Term U.S. Government, Municipal Bond, New York Municipal Bond, RealEstateRealReturn Strategy, StocksPLUS and StocksPLUS Total Return Funds

30 days

All Funds of the Allianz Trust International StocksPLUS TR Strategy Fund	60 days

In cases where redeeming shareholders hold shares acquired on different dates, the first-in first-out, or “FIFO,” method will be used to determine which shares are being redeemed, and therefore whether a Redemption Fee is payable. Redemption Fees are deducted from the amount to be received in connection with a redemption or exchange and are paid to the applicable Fund for the purpose of offsetting any costs associated with short-term trading, thereby insulating longer-term shareholders from such costs. In cases where redemptions are processed through financial intermediaries, there may be a delay between the time the shareholder redeems his or her shares and the payment of the Redemption Fee to the Fund, depending upon such financial intermediaries’ trade processing procedures and systems.

A new time period begins with each acquisition of shares through a purchase or exchange. For example, for Funds with a 60-day holding period, a series of transactions in which shares of Fund A are exchanged for shares of Fund B 40 days after the purchase of the Fund A shares, followed in 40 days by an exchange of the Fund B shares for shares of Fund C, will be subject to two redemption fees (one on each exchange).

Redemption Fees are not paid separately, but are deducted from the amount to be received in connection with a redemption or exchange. Redemption Fees are paid to and retained by the Funds to defray certain costs described below and are not paid to or retained by the Advisers, a Fund’s Sub-Adviser, or the Distributor. Redemption Fees are not sales loads or contingent deferred sales charges. Redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions are not subject to Redemption Fees.

The purpose of the Redemption Fees is to deter excessive, short-term trading and other abusive trading practices, as described above under “Abusive Trading Practices,” and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs. The amount of a Redemption Fee represents the Advisers’

estimate of the costs reasonably anticipated to be incurred by the Funds in connection with the purchase or sale of portfolio securities, including international stocks, associated with an investor’s redemption or exchange.

The Funds may not be able to impose and/or collect the Redemption Fee in certain circumstances. For example, the Funds will not be able to collect the Redemption Fee on redemptions and exchanges by shareholders who invest through certain retirement plans or through certain financial intermediaries (for example, through broker-dealer omnibus accounts or through recordkeeping organizations) that have not agreed to assess and collect the Redemption Fee from such shareholders or that have not agreed to provide the information necessary for the Funds to impose the Redemption Fee on such shareholders or do not currently have the capability to assess or collect the Redemption Fee. The Funds may nonetheless continue to effect share transactions for such shareholders and financial intermediaries. By their nature, omnibus accounts, in which purchases and sales of Fund shares by multiple investors are aggregated for presentation to a Fund on a net basis, conceal the identity of the individual investors from the Fund. This makes it more difficult for the Funds to identify short-term transactions in the Funds, and makes assessment of the Redemption Fee on transactions effected through such accounts impractical without the assistance of the financial intermediary. Due in part to these limitations on the assessment of the Redemption Fee, the Trusts’ use of Redemption Fees may not successfully eliminate excessive short-term trading in shares of the Allianz Funds and PIMCO Funds.

Waivers of Redemption Fees. In the following situations, the Allianz Funds and PIMCO Funds have elected not to impose the Redemption Fee: (i) redemptions and exchanges of shares acquired through the reinvestment of dividends and distributions; (ii) certain types of redemptions and exchanges of Fund shares owned through participant-directed retirement plans; (iii) redemptions or exchanges in discretionary asset allocation or wrap programs (“wrap programs”) that are initiated by the sponsor of the program as part of a periodic rebalancing, provided that such rebalancing occurs no more frequently than quarterly; (iv) redemptions or exchanges in a wrap program that are made as a result of a full withdrawal from the wrap program or as part of a systematic withdrawal plan; (v) involuntary redemptions, such as those resulting from a shareholder’s failure to maintain a minimum investment in the Funds, or to pay shareholder fees; (vi) redemptions and exchanges effected by other mutual funds that are sponsored by Pacific Investment Management Company or its affiliates; and (vii) otherwise as the Advisers or the Trusts may determine in their sole discretion.

Applicability of Redemption Fees in Certain Defined Contribution Plans. Redemption fees will not apply to the following transactions in participant-directed retirement plans (such as 401(k), 403(b), 457 and Keogh plans): 1) where the shares being redeemed were purchased with new contributions to the plan (e.g., payroll contributions, employer contributions, loan repayments); 2) redemptions made in connection with taking out a loan from the plan; 3) redemptions in connection with death, disability, hardship withdrawals, or Qualified Domestic Relations Orders; 4) redemptions made as part of a systematic withdrawal plan; 5) redemptions made by a defined contribution plan in connection with a termination or restructuring of the plan or 6) redemptions made in connection with a participant’s termination of employment.

Redemption Fees generally will apply to other participant-directed redemptions and exchanges. For example, if a participant exchanges shares of Fund A that were purchased with new contributions, into Fund B, a redemption fee would not apply to that exchange. However, any subsequent participant-directed exchange of those shares from Fund B into Fund A or another fund may be subject to redemption fees, depending upon the holding period and subject to the exceptions described in this paragraph.

Retirement plan sponsors, participant recordkeeping organizations and other financial intermediaries may also impose their own restrictions, limitations or fees in connection with transactions in the Funds’ shares, which may be stricter than those described in this section. You should contact your plan sponsor, recordkeeper or financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Funds, and whether any additional restrictions, limitations or fees are imposed in connection with transactions in Fund shares.

The Trusts may eliminate or modify the waivers enumerated above at any time, in their sole discretion. Shareholders will receive 60 days’ notice of any material changes to the Redemption Fee, unless otherwise permitted by law.

Redemptions In Kind

Each Trust agrees to redeem shares of its Funds solely in cash up to the lesser of $250,000 or 1% of the Fund’s net assets during any 90-day period for any one shareholder. In consideration of the best interests of the remaining shareholders, each Trust reserves the right to pay any redemption proceeds exceeding this amount in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash. Except for Funds with a tax-efficient management strategy, it is highly unlikely that shares would ever be redeemed in kind. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Allianz Funds and PIMCO Funds

Allianz Global Investors Distributors LLC

2187 Atlantic Street

Stamford, CT 06902-6896

1-800-426-0107